MASSMUTUAL SELECT FUNDS

This Prospectus describes the Class S shares of the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Select Strategic Bond Fund	Western Asset Management Company/Western Asset Management Company Limited

Large Cap Value
MassMutual Select Diversified Value Fund	AllianceBernstein L.P.
MassMutual Select Fundamental Value Fund	Wellington Management Company, LLP
MassMutual Select Value Equity Fund	Fidelity Management & Research Company
MassMutual Select Large Cap Value Fund	Davis Selected Advisers, L.P.

Large Cap Core
MassMutual Select Indexed Equity Fund	Northern Trust Investments, N.A.
MassMutual Select Core Opportunities Fund	Victory Capital Management Inc.

Large Cap Growth
MassMutual Select Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
MassMutual Select Large Cap Growth Fund	AllianceBernstein L.P.
MassMutual Select Growth Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
MassMutual Select Aggressive Growth Fund	Sands Capital Management, LLC/Delaware Management Company
MassMutual Select OTC 100 Fund	Northern Trust Investments, N.A.

Mid/Small Cap Value
MassMutual Select Focused Value Fund	Harris Associates L.P./Cooke & Bieler, L.P.
MassMutual Select Mid-Cap Value Fund	Cooke & Bieler, L.P.
MassMutual Select Small Cap Value Equity Fund	SSgA Funds Management, Inc.
MassMutual Select Small Company Value Fund	Clover Capital Management, Inc./T. Rowe Price Associates, Inc./EARNEST Partners, LLC

Small Cap Core
MassMutual Select Small Cap Core Equity Fund	Goldman Sachs Asset Management, L.P.

Mid/Small Cap Growth
MassMutual Select Mid Cap Growth Equity Fund	Navellier & Associates, Inc.
MassMutual Select Mid Cap Growth Equity II Fund	T. Rowe Price Associates, Inc.
MassMutual Select Small Cap Growth Equity Fund	Waddell & Reed Investment Management Company/ Wellington Management Company, LLP
MassMutual Select Small Company Growth Fund	Mazama Capital Management, Inc./Eagle Asset Management, Inc
MassMutual Select Emerging Growth Fund	Delaware Management Company/Insight Capital Research & Management, Inc.

International/Global
MassMutual Select Diversified International Fund	AllianceBernstein L.P.
MassMutual Select Overseas Fund	Harris Associates L.P./Massachusetts Financial Services Company

Lifestyle/Asset Allocation
MassMutual Select Strategic Balanced Fund	ClearBridge Advisors, LLC/Western Asset Management Company/Western Asset Management Company Limited
MassMutual Select Destination Retirement Income Fund
MassMutual Select Destination Retirement 2010 Fund
MassMutual Select Destination Retirement 2020 Fund
MassMutual Select Destination Retirement 2030 Fund
MassMutual Select Destination Retirement 2040 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

April 2, 2007

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Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 94.

•	Investment return over the past ten years, or since inception if the Fund is less than ten years old.

•	Average annual total returns for the last one-, five- and ten-year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Performance information provided for some of the Funds is based on either a composite of all portfolios managed by the Fund’s sub-adviser, or on a mutual fund managed by the Fund’s sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate the sub-adviser’s performance in managing such a portfolio. In such cases, the performance provided does not show the particular Fund’s performance. For the composites, some of these portfolios are mutual funds registered with the Securities and Exchange Commission (“SEC”) and some are private accounts. The performance provided reflects the sub-adviser’s composite or mutual fund performance, adjusted for estimated expenses of each class of the relevant Fund. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds’ performance would not have been lower had it been in operation during the periods for which composite or mutual fund performance is provided. The Funds’ performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the sub-advisers is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses.

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Each fee table shows a Fund’s “Total Annual Fund Operating Expenses” and, in some case, “Net Fund Expenses.” None of the Funds charges any shareholder fees for Class S shares. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

Important Information about the Focused Value Fund

Massachusetts Mutual Life Insurance Company (“MassMutual”) will gradually change the allocation of assets between the Focused Value Fund’s two sub-advisers, Harris Associates L.P. (“Harris”) and Cooke & Bieler, L.P. (“Cooke & Bieler”), with the ultimate goal of removing Cooke & Bieler as co-Sub-Adviser to the Fund. This action is intended to bring the Fund back to its original roots as a concentrated portfolio of securities that span the stock capitalization range, managed solely by Harris. While the investment objective of the Fund will not change, the removal of Cooke & Bieler may increase the volatility of the Fund because the Fund will ultimately hold fewer securities. Neither the Management Fees nor the Total Fund Expenses are expected to change due to this sub-adviser change.

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MassMutual Select Strategic Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

The Fund’s Sub-Adviser, Western Asset Management Company’s (“Western Asset”) opportunistic approach seeks to capitalize on inefficiencies in fixed income markets to add incremental value to the Fund’s portfolio. Western Asset places significant emphasis on risk management since the general objective is to exceed benchmark returns while approximating benchmark risk. When making investment decisions, Western Asset focuses on such critical areas as sector allocation, issue selection, duration weighting and term structure. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: the construction of an outlook for fundamental economic activity, the review of historical yield spreads or corporate debt versus Treasuries and the evaluation of changes in credit quality and its impact on prices.

The Fund’s target average modified duration is expected to range within 30% of the duration of the domestic bond market as a whole. “Duration” refers to the range within which the average modified duration of a portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 4.30% for the quarter ended September 30, 2006 and the lowest quarterly return was -0.90% for the quarter ended March 31, 2006.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (4/1/99)
Return Before Taxes – Class S	4.31%	2.97%
Return After Taxes on Distributions – Class S	2.91%	1.97%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	2.81%	1.95%

Lehman Brothers® Aggregate Bond Index^	4.33%	3.48%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.10%
Total Annual Fund Operating Expenses(2)(3)(4)	.65%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$66	$208	$362	$810

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed .70%. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Western Asset Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Western Asset for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 4.40% for the quarter ended June 30, 2003 and the lowest was -2.18% for the quarter ended June 30, 2004.

Western Asset Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Western Asset’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Western Asset Composite Class S*	5.20%	6.42%	7.14%

Lehman Brothers Aggregate Bond Index^	4.33%	5.06%	6.24%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Strategic Bond Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Strategic Balanced Fund

Investment Objective

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategies and Risks

To obtain its objective, the Fund takes a multi-managed approach whereby two Sub-Advisers independently manage their own portion of the Fund’s assets. ClearBridge Advisors, LLC (“ClearBridge”) manages the equity component and Western Asset Management Company (“Western Asset”) manages the fixed income component.

The equity component will invest primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The equity component generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when ClearBridge believes smaller companies offer more attractive value opportunities.

The fixed income component will invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, in both U.S. dollars and local currencies. It also allows for opportunistic use of non-dollar, high-yield, and emerging market securities to enhance portfolio returns and lower volatility. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund’s target allocation is 60% equity securities and 40% fixed income securities but may fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s Adviser may change the allocation of the Fund’s assets between the Fund’s Sub-Advisers on a basis determined by the Fund’s Adviser to be in the best interest of shareholders. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 5.40% for the quarter ended December 31, 2006 and the lowest quarterly return was -2.19% for the quarter ended March 31, 2005.

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Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	11.97%	7.13%
Return After Taxes on Distributions – Class S	11.14%	6.57%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	8.26%	5.91%

Russell 3000® Index^	15.72%	11.19%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.18%
Total Annual Fund Operating Expenses(2)(3)	.78%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$80	$249	$433	$966

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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ClearBridge and Western Asset Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
ClearBridge	21.81%, 2Q 2003	-22.06%, 3Q 2002
Western Asset Composite	4.38%, 2Q 2003	-2.19%, 2Q 2004

ClearBridge and Western Asset Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
ClearBridge Mutual Fund Class S*	17.54%	5.81%	9.34%

Lipper Balanced Fund Index^	11.60%	6.51%	7.44%
Russell 3000 Index^^	15.72%	7.17%	8.64%

	One Year	Five Years	Ten Years
Western Asset Composite Class S*	5.09%	6.35%	7.08%

Lipper Balanced Fund Index^	11.60%	6.51%	7.44%
Lehman Brothers Aggregate Bond Index^^^	4.33%	5.06%	6.24%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by Western Asset, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. ClearBridge’s Similar Account performance is from a mutual fund managed by ClearBridge (the Legg Mason Partners Fundamental Value Fund) with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by ClearBridge, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. Each Sub-Adviser’s Similar Account performance does not represent the historical performance of the MassMutual Select Strategic Balanced Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Diversified Value Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices.

The Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. The investment process begins with a broad universe of about 650 stocks encompassing most of the S&P 500 and the Russell 1000® Value Index. AllianceBernstein will invest the Fund’s assets in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. AllianceBernstein seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. In addition, to moderate risk, AllianceBernstein may buy companies among the largest in the benchmark (the Russell 1000 Value Index) even if such companies are not attractive from a risk-adjusted return basis. In such cases, AllianceBernstein will underweight these companies versus their weight in the benchmark. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. AllianceBernstein uses a risk factor model to control risk. This model includes broad industry sectors and various measures of financial and valuation characteristics. AllianceBernstein looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, AllianceBernstein prefers stocks with lower accruals. In addition, earnings revisions and momentum tools are incorporated into the portfolio management process to optimize the timing of purchases and sales. To limit stock-specific risk relative to the benchmark, AllianceBernstein employs constraints on security and sector over/underweights.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 8.05% for the quarter ended December 31, 2006 and the lowest quarterly return was -0.27% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (10/15/04)
Return Before Taxes – Class S	22.08%	17.60%
Return After Taxes on Distributions – Class S	21.24%	16.91%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	15.45%	15.09%

Russell 1000® Value Index^	22.25%	18.32%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.08%
Total Annual Fund Operating Expenses(2)(3)	.58%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$59	$186	$324	$726

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 16.48% for the quarter ended June 30, 2003 and the lowest was -18.82% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite
Class S*	22.00%	11.03%	9.46%

Russell 1000 Value Index^	22.25%	10.86%	7.81%

* Performance shown is the composite of all portfolios with about 150 stocks managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  13  –

MassMutual Select Fundamental Value Fund

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment approach of the Fund’s Sub-Adviser, Wellington Management Company, LLP (“Wellington Management”), is based on the fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. This process of stock selection is sometimes referred to as a “bottom-up” process and frequently leads to contrarian industry weightings. Existing holdings are sold as they approach their price targets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 17.18% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.11% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class S	21.06%	7.89%	7.88%
Return After Taxes on Distributions – Class S	19.39%	7.31%	7.31%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	15.75%	6.75%	6.74%

Russell 1000® Value Index^	22.25%	10.86%	10.70%
S&P 500® Index^^	15.78%	6.19%	5.94%

(1) Performance shown does not reflect fee that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund’s investment strategy.

–  14  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.14%
Total Annual Fund Operating Expenses(2)(3)	.79%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$81	$252	$439	$978

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Wellington Management Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 17.33% for the quarter ended June 30, 2003 and the lowest was -20.03% for the quarter ended September 30, 2002.

Wellington Management Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Wellington Management’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite Class S*	21.52%	7.69%	10.35%

Russell 1000 Value Index^	22.25%	10.86%	11.00%
S&P 500® Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Fundamental Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  15  –

MassMutual Select Value Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/earnings (P/E), price/sales (P/S), or price/book (P/B) ratios, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR normally invests at least 80% of the Fund’s net assets in equity securities. FMR normally invests the Fund’s assets primarily in common stocks. FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

Note that although the Fund was originally registered as a non-diversified fund, under a position of the SEC, the Fund is currently required to operate as a diversified fund and will not operate as a non-diversified fund in the future until it obtains any necessary shareholder approval.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 15.56% for the quarter ended June 30, 2003 and the lowest quarterly return was -18.23% for the quarter ended September 30, 2002.

–  16  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes – Class S	13.40%	8.41%	6.20%
Return After Taxes on Distributions – Class S	10.00%	7.09%	5.02%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	11.37%	6.91%	5.00%

Russell 1000® Value Index^	22.25%	10.86%	8.66%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract changes.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.16%
Total Annual Fund Operating Expenses(2)(3)	.86%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$88	$274	$477	$1,061

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  17  –

MassMutual Select Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting businesses that possess characteristics that the Fund’s Sub-Adviser, Davis Selected Advisers, L.P. (“Davis”) believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis will normally invest at least 80% of the Fund’s net assets in common stock of companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

Using intensive research into company fundamentals, the Sub-Adviser looks for factors, both quantitative and qualitative, that it believes foster sustainable long-term business growth. While few companies will exhibit all of these qualities, the Sub-Adviser believes that nearly every company in which it invests has a majority and appropriate mix of these traits:

•	First-Class Management: Proven track record; Significant personal ownership stake in business; Intelligent allocators of capital; Smart appliers of technology to improve business and lower costs;

•	Strong Financial Condition and Profitability: Strong balance sheets; Low cost structure/low debt; High after-tax returns on capital; High quality of earnings;

•	Strategic Positioning for the Long-Term: Non-obsolescent products/industries; Dominant position in a growing market; Global presence and brand names.

The Fund may also invest in foreign securities and may, but generally does not, use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 17.32% for the quarter ended June 30, 2003 and the lowest quarterly return was -13.42% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	14.71%	8.90%	4.71%
Return After Taxes on Distributions – Class S	14.57%	8.73%	4.52%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	9.73%	7.68%	3.98%

S&P 500® Index^	15.78%	6.19%	1.30%
Russell 1000® Value Index^^	22.25%	10.86%	8.32%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

–  18  –

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.11%
Total Annual Fund Operating Expenses(2)(3)	.76%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$78	$243	$422	$942

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.46% for the quarter ended December 31, 1998 and the lowest was -14.48% for the quarter ended September 30, 1998.

Davis Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Davis’ investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Davis Composite Class S*	15.19%	9.37%	10.82%

S&P 500 Index^	15.78%	6.19%	8.42%
Russell 1000 Value Index^^	22.25%	10.86%	11.00%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. Davis’ composite includes performance of the Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  19  –

MassMutual Select Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index1. The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 155). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes. The Sub-Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500 Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

1 “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 21.23% for the quarter ended December 31, 1998 and the lowest was -17.29% for the quarter ended September 30, 2002.

–  20  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S*	15.35%	5.74%	7.96%

S&P 500® Index^	15.78%	6.19%	8.42%

(1) The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio in which the Fund previously invested, adjusted to reflect the Fund’s fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (3/1/98)
Return Before Taxes – Class S	15.35%	5.74%	4.66%
Return After Taxes on Distributions – Class S	15.10%	5.49%	4.30%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	10.29%	4.87%	3.88%

S&P 500 Index^	15.78%	6.19%	5.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(% of average net assets)
Management Fees	.10%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.32%
Total Annual Fund Operating Expenses(2)(3)	.42%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$43	$135	$235	$530

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  21  –

MassMutual Select Core Opportunities Fund

Investment Objective

This Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund’s Sub-Adviser, Victory Capital Management Inc. (“Victory”), seeks to invest in both growth and value securities.

•	Growth stocks are stocks of companies that the Sub-Adviser believes will experience earnings growth; and

•	Value stocks are stocks that the Sub-Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Sub-Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer’s underlying assets, and expected future relative earnings growth. The Sub-Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The Fund began operations March 31, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  22  –

Expense Information

	Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.47%
Total Annual Fund Operating Expenses(2)	1.17%

Less Expense Reimbursement	(.27%	)
Net Fund Expenses(3)(4)	.90%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$92	$345

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed .90%. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Victory Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Victory for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 19.90% for the quarter ended June 30, 2003 and the lowest was -19.00% for the quarter ended September 30, 2002.

Victory Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Victory’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Victory Composite
Class S*	13.93%	7.73%	11.13%

S&P 500® Index^	15.78%	6.19%	8.42%

* Performance shown is a composite of all portfolios managed by Victory with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Core Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  23  –

MassMutual Select Blue Chip Growth Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the view of the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), are well established in their industries and have the potential for above-average earnings growth. The Sub-Adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals. The investment approach reflects the Sub-Adviser’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with Fund objectives. The Fund’s investments in foreign securities are limited to 20% of its total assets.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 13.21% for the quarter ended June 30, 2003 and the lowest quarterly return was -16.12% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/01)
Return Before Taxes – Class S	8.74%	2.07%	0.15%
Return After Taxes on Distributions – Class S	8.69%	2.02%	0.10%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	5.74%	1.76%	0.12%

Russell 1000® Growth Index^	9.07%	2.69%	0.62%
S&P 500® Index^^	15.78%	6.19%	3.99%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

–  24  –

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.19%
Total Annual Fund Operating Expenses(2)	.89%

Less Expense Reimbursement(3)	(.10%	)
Net Fund Expenses(4)	.79%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$81	$274	$483	$1,087

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fee through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  25  –

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 24.79% for the quarter ended December 31, 1998 and the lowest was -17.18% for the quarter ended March 31, 2001.

T. Rowe Price Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund Composite Class S*	9.74%	4.56%	7.52%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500® Index^^	15.78%	6.19%	8.42%

* Performance shown is from a composite of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. T. Rowe Price replaced Fidelity Management & Research Company as the Fund’s Sub-Adviser on February 16, 2006. The composite performance does not represent the historical performance of the MassMutual Select Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  26  –

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MassMutual Select Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. AllianceBernstein may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

AllianceBernstein’s investment strategy focuses on a relatively small number of intensively researched companies. AllianceBernstein selects the Fund’s investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, AllianceBernstein invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. AllianceBernstein will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 12.39% for the quarter ended June 30, 2003 and the lowest quarterly return was -17.39% for the quarter ended June 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class S	0.36%	1.02%	1.02%
Return After Taxes on Distributions – Class S	-0.22%	0.90%	0.90%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	1.01%	0.87%	0.87%

Russell 1000® Growth Index^	9.07%	2.69%	2.38%
S&P 500® Index^^	15.78%	6.19%	5.94%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in

–  28  –

the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.29%
Total Annual Fund Operating Expenses(2)(3)	.94%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$96	$300	$520	$1,155

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 30.94% for the quarter ended December 31, 1998 and the lowest was -17.53% for the quarter ended September 30, 2001.

–  29  –

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
AllianceBernstein Composite Class S*	0.45%	1.19%	6.95%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  30  –

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MassMutual Select Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), believes offer prospects for long-term growth.

GMO uses proprietary research and multiple quantitative models to identify stocks it believes are undervalued and stocks in the growth universe it believes have improving fundamentals. Generally, these stocks are trading at prices below what GMO believes to be their intrinsic value. GMO also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline, industry and sector weight, and market capitalization. The factors considered by GMO and the models may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 14.88% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.36% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class S	2.00%	-0.19%	-1.24%
Return After Taxes on Distributions – Class S	1.90%	-0.24%	-1.66%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	1.43%	-0.16%	-1.25%

Russell 1000® Growth Index^	9.07%	2.69%	-1.63%
S&P 500® Index^^	15.78%	6.19%	2.41%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  32  –

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.68%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.11%
Total Annual Fund Operating Expenses(2)(3)	.79%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$81	$252	$439	$978

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  33  –

GMO Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by GMO for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 27.43% for the quarter ended December 31, 1998 and the lowest was -21.50% for the quarter ended March 31, 2001.

GMO Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares GMO’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
GMO Composite
Class S*	2.05%	1.72%	6.22%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all portfolios managed by GMO with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. GMO replaced Massachusetts Financial Services Company as the Fund’s Sub-Adviser on June 1, 2004. The composite performance does not represent the historical performance of the MassMutual Select Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  34  –

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MassMutual Select Aggressive Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Sands Capital Management, LLC (“Sands Capital”), generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Sub-Adviser looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued rationally in relation to comparable companies in the market. Sands Capital emphasizes investments in large capitalization growth companies. Sands Capital does not typically invest in companies that have market capitalizations of less than $1 billion. Sands Capital may invest up to 20% of its portion of the portfolio in securities issued by non-U.S. companies.

Delaware Management Company (“DMC”), invests primarily in common stocks of large capitalization growth-oriented companies that DMC believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, DMC seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. DMC also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. DMC currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $1.18 billion to $424.52 billion as of January 31, 2007, DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page 96.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.09% for the quarter ended December 31, 2001 and the lowest quarterly return was -26.25% for the quarter ended March 31, 2001.

–  36  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	-5.86%	3.31%	-6.73%
Return After Taxes on Distributions – Class S	-5.86%	3.31%	-6.75%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-3.81%	2.84%	-5.55%

Russell 1000® Growth Index^	9.07%	2.69%	-5.39%
S&P 500® Index^^	15.78%	6.19%	1.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.73%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.12%
Total Annual Fund Operating Expenses(2)(3)	.85%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$87	$271	$471	$1,049

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  37  –

Prior Performance for Similar Accounts managed by Sands Capital and DMC or certain of its affiliates*

The bar chart illustrates the variability of returns achieved by Sands Capital and DMC or certain of its affiliates for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Sands Capital Composite	32.75%, 4Q 1998	-23.31%, 3Q 2001
DMC Composite	14.69%, 1Q 2000	-21.40%, 3Q 2001

Average Annual Total Returns for

Similar Accounts managed by Sands Capital and DMC or certain of its affiliates*

(for the periods ended December 31, 2006)

The table compares investment results for accounts managed by Sands Capital and DMC or certain of its affiliates with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Sands Capital Composite Class S*	-6.05%	4.05%	9.39%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%
	One Year	Five Years	Since Inception (12/31/99)
DMC Composite
Class S*	2.15%	1.10%	-4.22%

Russell 1000 Growth Index^	9.07%	2.69%	-4.87%
S&P 500 Index^^	15.78%	6.19%	1.12%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser or, in the case of DMC, certain of its affiliates, with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class, including sales loads. For DMC, the composite includes portfolios that are registered investment companies whose performance has been calculated gross of fees and adheres to Global Investment Performance Standards. The bar chart is based on Class S expenses. The portfolio management team responsible for the portfolios in the DMC composite changed to the team led by Mr. Van Harte on April 4, 2005. Certain changes were made to the investment policies and strategies of the portfolios in the DMC composite in connection with the changes to the portfolio management team. Sands Capital replaced Janus Capital Management LLC as the Fund’s Sub-Adviser on January 5, 2004. DMC became a co-Sub-Adviser of the Fund on June 6, 2006. The composite performance does not represent the historical performance of the MassMutual Select Aggressive Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  38  –

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MassMutual Select OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 155). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 34.75% for the quarter ended December 31, 2001 and the lowest quarterly return was -36.33% for the quarter ended September 30, 2001.

–  40  –

Average Annual Total Returns

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	6.87%	1.98%	-11.18%
Return After Taxes on Distributions – Class S	6.87%	1.96%	-11.19%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	4.47%	1.69%	-8.94%

NASDAQ 100 Index®^	6.79%	2.18%	-10.83%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, expressed or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index or its use of any data included therein. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.15%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.50%
Total Annual Fund Operating Expenses(2)(3)	.65%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$66	$208	$362	$810

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  41  –

MassMutual Select Focused Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. equity securities.

As a “non-diversified” fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” described on page 96.

The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Harris Associates L.P. (“Harris”) seeks out companies that it believes are trading at significant discounts to their underlying value. Harris utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations over $1 billion and which have significant profit potential.

Sell targets are generally set when a stock is first purchased. The Sub-Adviser generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when it is determined that management is no longer a steward of shareholder interests.

Harris intends to invest primarily in U.S. companies, but may invest up to 25% of its portion of the portfolio (valued at the time of investment) in securities of non-U.S. issuers. These may include foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund’s foreign investments, but the Fund does not expect to invest more than 5% of its total assets in securities of issuers based in emerging markets.

Cooke & Bieler, L.P. (“Cooke & Bieler”) invests primarily in the common stocks of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Midcap® Value Index.

Cooke & Bieler seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 23.23% for the quarter ended June 30, 2003 and the lowest quarterly return was -14.23% for the quarter ended September 30, 2002.

–  42  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	20.28%	12.89%	15.10%
Return After Taxes on Distributions – Class S	18.36%	11.73%	14.01%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	15.33%	10.95%	13.03%

Russell 1000® Index^	15.46%	6.82%	1.62%
Russell 2500 Index^^	16.17%	12.19%	9.22%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Index rather than the Russell 2500 Index because the Russell 1000 Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.69%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.11%
Total Annual Fund Operating Expenses(2)(3)	.80%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$82	$255	$444	$990

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  43  –

Harris and Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	24.73%, 2Q 2003	-18.24%, 3Q 2002
Cooke & Bieler Composite	20.84%, 2Q 1999	-20.72%, 3Q 2002

Harris and Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite Class S*	16.37%	9.62%	14.73%

Russell 1000 Index^	15.46%	6.82%	8.64%
Russell 2500 Index^^	16.17%	12.19%	11.26%
			Since Inception (3/1/98)
Cooke & Bieler Composite Class S*	24.83%	13.59%	14.55%

Russell 1000 Index^	15.46%	6.82%	5.45%
Russell 2500 Index^^	16.17%	12.19%	9.41%
Russell Midcap® Value Index^^^	20.22%	15.88%	11.22%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Focused Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Russell Midcap® Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  44  –

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MassMutual Select Mid-Cap Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in the stocks of mid-cap companies. “Mid-cap” companies are defined as those with market capitalizations in the range of $500 million to $5 billion at the time of purchase or whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell Midcap® Value Index – as of January 31, 2007, between $1.18 billion and $21.76 billion. The range of capitalization of companies included in the Russell Mid Cap Value Index will fluctuate as market prices increase or decrease. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside these ranges.

The Fund’s Sub-Adviser, Cooke & Bieler, L.P. (“Cooke & Bieler”), seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The Fund began operations August 29, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.36%
Total Annual Fund Operating Expenses	1.06%

Less Expense Reimbursement	(.18%)
Net Fund Expenses(2) (3)	.88%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$90	$319

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

–  46  –

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Cooke & Bieler for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 20.81% for the quarter ended June 30, 1999 and the lowest was -20.74% for the quarter ended September 30, 2002.

Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Cooke & Bieler’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (3/1/98)
Cooke & Bieler Composite
Class S*	24.74%	13.51%	14.46%

Russell Midcap® Value Index^	20.22%	15.88%	11.22%

* Performance shown is a composite of all portfolios managed by Cooke & Bieler with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Mid-Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  47  –

MassMutual Select Small Cap Value Equity Fund

Investment Objective

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Value Index – as of January 31, 2007, $3.49 billion. The Fund’s investment strategy is designed to provide a bridge between passive investments and activity managed investments where the Fund’s Sub-Adviser, SSgA Funds Management, Inc. (“SSgA FM”), uses research and analytical modeling to selectively choose securities for investment. SSgA FM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in the Russell 2000 Value Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The Fund began operations March 31, 2006, and therefore does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.47%
Total Annual Fund Operating Expenses(2)	1.22%

Less Expense Reimbursement	(.27%	)
Net Fund Expenses(3)(4)	.95%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$97	$360

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed .95%. The agreement cannot be terminated unilaterally by MassMutual.

–  48  –

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

SSgA FM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by SSgA FM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.33% for the quarter ended June 30, 2003 and the lowest was -20.29% for the quarter ended September 30, 2002.

SSgA FM Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares SSgA FM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (1/1/02)
SSgA FM Composite
Class S*	22.29%	16.45%	16.45%

Russell 2000® Value Index^	23.48%	15.37%	15.37%

* Performance shown is a composite of all portfolios managed by SSgA FM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  49  –

MassMutual Select Small Company Value Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P Small Cap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by three Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either Index. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives.

Clover Capital Management, Inc. (“Clover”) invests in stocks of companies that it believes have low valuations relative to the market or to their historical valuation. Quantitative analysis is employed to identify attractive small cap stocks, then fundamental analysis is employed to identify catalysts for beneficial change. Clover invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out of favor with investors.

Reflecting a value approach to investing, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks to purchase the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

EARNEST Partners, LLC (“Earnest Partners”) employs a value based investment style by seeking to identify companies with stocks trading at prices below what it believes are their intrinsic values. Earnest Partners uses a bottom-up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. Earnest Partners utilizes relationships with key analysts and industry perspectives. Earnest Partners uses a statistical approach designed to measure and control the prospect of substantially underperforming the benchmark to seek to limit company specific risk in the Fund’s portfolio. Earnest Partners expects to invest in approximately 60 companies. The portfolio’s sector weightings are a result of, and secondary to, individual stock selections.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.17% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.75% for the quarter ended September 30, 2002.

–  50  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class S	14.97%	12.48%	12.47%
Return After Taxes on Distributions – Class S	13.86%	11.94%	11.93%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	11.10%	10.82%	10.82%

Russell 2000® Value Index^	23.48%	15.37%	15.16%
Russell 2000 Index^^	18.37%	11.39%	11.15%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Value Index rather than the Russell 2000 Index because the Russell 2000 Value Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.20%
Total Annual Fund Operating Expenses(2)(3)	1.05%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$107	$334	$579	$1,283

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  51  –

Clover, T. Rowe Price and Earnest Partners Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Clover Composite	26.50%, 2Q 1999	-22.35%, 3Q 2002
T. Rowe Price Account	19.85%, 2Q 1999	-19.82%, 3Q 1998
Earnest Partners Composite	24.38%, 2Q 1997	-14.23%, 3Q 2002

Clover, T. Rowe Price and Earnest Partners Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Clover Composite Class S*	15.85%	10.56%	13.38%

Russell 2000 Value Index^	23.48%	15.37%	13.27%
Russell 2000 Index^^	18.37%	11.39%	9.44%
			Since Inception (4/1/97)
T. Rowe Account
Class S*	15.52%	12.74%	12.80%

Russell 2000 Value Index^	23.48%	15.37%	13.66%
Russell 2000 Index^^	18.37%	11.39%	10.29%
			Ten Years
Earnest Partners Composite Class S*	9.56%	16.19%	17.76%

Russell 2000 Value Index^	23.48%	15.37%	13.27%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser, or in the case of T. Rowe Price, all discretionary, fee paying portfolios managed by T. Rowe Price, with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  52  –

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MassMutual Select Small Cap Core Equity Fund

Investment Objective

This Fund seeks long-term growth of capital through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small capitalization issuers, including foreign issuers that are traded in the United States. These issuers will have public market capitalizations similar to that of the range of market capitalizations of companies constituting the Russell 2000® Index at the time of investment—as of January 31, 2007, between $33.03 million and $1.04 billion. The range of capitalizations included in the index will fluctuate as market prices increase or decrease. The Fund’s investments are selected by the Fund’s Sub-Adviser, Goldman Sachs Asset Management, L.P. (“GSAM”) , using quantitative techniques to evaluate companies’ fundamental characteristics and seeking to maximize the Fund’s expected return, while maintaining style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks to create a portfolio consisting of companies with similar market capitalizations, but better momentum, profitability, valuation and other fundamental characteristics than the Russell 2000 Index. GSAM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The Fund began operations March 31, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.75%
Total Annual Fund Operating Expenses(2)	1.50%

Less Expense Reimbursement	(.54%	)
Net Fund Expenses(3)(4)	.96%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$98	$421

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

–  54  –

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund expenses would otherwise exceed .95%. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

GSAM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by GSAM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.32% for the quarter ended June 30, 2003 and the lowest was -22.88% for the quarter ended September 30, 1998.

GSAM Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares GSAM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (9/1/97)
GSAM Composite Class S*	12.99%	11.38%	8.52%

Russell 2000® Index^	18.37%	11.39%	8.21%

* Performance shown is a composite of all portfolios managed by GSAM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Core Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  55  –

MassMutual Select Mid Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index – as of January 31, 2007, between $597.69 million and $21.76 billion. The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund’s Sub-Adviser, Navellier & Associates, Inc. (“Navellier”) believes it will help protect the Fund from potential losses, or to meet shareholder redemptions. Up to 15% of the Fund’s net assets may be invested in foreign securities traded on the U.S. market.

The Fund is designed to achieve the highest possible returns while minimizing risk. Navellier’s selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Navellier uses an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

Navellier mainly buys stocks of companies which it believes are poised to rise in price. The investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Navellier attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, Navellier uses a proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates. Navellier’s research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning of page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 17.81% for the quarter ended December 31, 2001 and the lowest was -27.38% for the quarter ended September 30, 2001.

–  56  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class S	5.97%	5.34%	2.22%
Return After Taxes on Distributions – Class S	5.86%	5.31%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	4.03%	4.60%	1.62%

Russell Midcap® Growth Index^	10.66%	8.22%	5.09%
Russell 2500 Index^^	16.17%	12.19%	11.11%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell Midcap Growth Index rather than the Russell 2500 Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.14%
Total Annual Fund Operating Expenses(2)(3)	.84%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$86	$268	$466	$1,037

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  57  –

Navellier Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Navellier for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 46.15% for the quarter ended December 31, 1999 and the lowest was -20.81% for the quarter ended March 31, 2001.

Navellier Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Navellier’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Navellier Similar Accounts Class S*	5.54%	7.59%	13.95%

Russell MidCap Growth Index^	10.66%	8.22%	8.62%
Russell 2500 Index^^	16.17%	12.19%	11.26%

* Navellier’s Similar Account performance is a composite of all portfolios managed by Navellier with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. Navellier replaced Morgan Stanley Investments, LP as the Fund’s Sub-Adviser on May 1, 2002. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  58  –

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MassMutual Select Mid Cap Growth Equity II Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index – as of January 31, 2007, between $597.69 million and $21.76 billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the Fund’s portfolio will be invested using active stock selection and fundamental research. The Fund’s portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

•	A demonstrated ability to consistently increase revenues, earnings, and cash flow;

•	Capable management;

•	Attractive business niches and operate in industries experiencing increasing demand;

•	A sustainable competitive advantage;

•	Proven products or services; or

•	Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of, or demand for, the securities.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.91% for the quarter ended December 31, 2001 and the lowest quarterly return was -18.86% for the quarter ended September 30, 2002.

–  60  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/00)
Return Before Taxes – Class S	7.55%	9.42%	7.73%
Return After Taxes on Distributions – Class S	6.33%	9.03%	7.44%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	6.42%	8.18%	6.74%

Russell Midcap® Growth Index^	10.66%	8.22%	0.47%
S&P MidCap 400 Index^^	10.31%	10.88%	9.55%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell Midcap Growth Index rather than the S&P MidCap 400 Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P MidCap 400 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.11%
Total Annual Fund Operating Expenses(2)(3)	.86%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$88	$274	$477	$1,061

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  61  –

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Mutual Fund (for Brian Berghuis’ approach)	27.08%, 4Q 1998	-19.04%, 3Q 2002
T. Rowe Price Composite (for Donald Peters’ approach)	39.80%, 4Q 1999	-25.15%, 3Q 2001

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund Class S* (Berghuis)	6.75%	9.62%	11.75%
T. Rowe Price Composite Class S* (Peters)	9.32%	7.50%	10.47%

Russell Midcap Growth Index^	10.66%	8.22%	8.62%
S&P MidCap 400 Index^^	10.31%	10.88%	13.47%

* Performance shown is from composites of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity II Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  62  –

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MassMutual Select Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index—as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

Wellington Management Company, LLP (“Wellington Management”) employs two investment approaches: one used by Kenneth Abrams and one used by Steven Angeli.

Wellington Management’s investment approach used by Mr. Abrams emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies. These companies generally share several common characteristics: financial strength; top market share; significant insider ownership; a high level of focus on core businesses; favorable industry dynamics; and significant potential appreciation over a three year time horizon.

Wellington Management’s investment approach used by Mr. Angeli employs its own proprietary fundamental research and bottom-up stock selection to identify small-capitalization growth companies with significant appreciation potential. This approach looks at both the life-cycle of a company and its fundamental characteristics. Companies whose stocks are purchased for the Fund generally share several common characteristics: sustainable revenue growth; superior market position; positive financial trends; and high quality management.

Both of the investment approaches employed by Wellington Management will generally sell companies from the Fund when: target prices are reached; detailed evaluation suggests that future upside potential is limited; company fundamentals are no longer attractive; superior purchase candidates are identified; or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 15-20%+, pre-tax margins of 20%+, and low-debt capital structure. Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated 3-5 year holding period, and therefore expects this portion of the Fund’s portfolio to typically have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 22.76% for the quarter ended December 31, 2001 and the lowest was -24.73% for the quarter ended September 30, 2001.

–  64  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class S	9.49%	8.34%	8.32%
Return After Taxes on Distributions – Class S	8.44%	8.13%	7.98%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	7.57%	7.24%	7.18%

Russell 2000® Growth Index^	13.35%	6.93%	3.65%
Russell 2000 Index^^	18.37%	11.39%	9.50%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.82%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.16%
Total Annual Fund Operating Expenses(2)(3)	.98%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$100	$312	$542	$1,201

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  65  –

Wellington Management and Waddell & Reed Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite (for Kenneth Abrams’ approach)	35.19%, 4Q 1999	-22.18%, 3Q 2001
Wellington Management Composite (for Steven Angeli’s approach)	42.25%, 4Q 1999	-24.13%, 3Q 2001
Waddell & Reed Composite	44.12%, 4Q 1999	-22.21%, 3Q 2001

Wellington Management and Waddell & Reed Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite (for Kenneth Abrams’ approach) Class S*	16.00%	10.48%	15.03%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

			Since Inception (1/1/98)
Wellington Management Composite (for Steven Angeli’s approach) Class S*	13.41%	10.22%	11.79%

Russell 2000 Growth Index^	13.35%	6.93%	4.02%
Russell 2000 Index^^	18.37%	11.39%	8.09%

			Ten Years
Waddell & Reed Composite Class S*	3.36%	7.17%	17.96%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-Sub-Adviser of the Fund on December 3, 2001. Each Sub-Adviser’s composite performance does not represent the historical performance of the MassMutual Select Small Cap Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  66  –

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MassMutual Select Small Company Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

In selecting securities, Mazama Capital Management, Inc. (“Mazama”) seeks undiscovered and/or underappreciated companies that have one or all of the following characteristics: strong management team, the ability to attract talented employees, the best or one of the best in their industry, strong financials and financial trends and significant ownership by officers and directors. Mazama utilizes a proprietary Price Performance Model to assist it in identifying securities in which to invest.

Eagle Asset Management, Inc. (“Eagle”) uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring. Securities will be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proved incorrect or if the industry dynamics have negatively changed.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 29.89% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.88% for the quarter ended September 30, 2002.

–  68  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class S	15.44%	5.78%	5.77%
Return After Taxes on Distributions – Class S	14.31%	4.70%	4.70%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	11.47%	4.49%	4.49%

Russell 2000® Growth Index^	13.35%	6.93%	6.67%
Russell 2000 Index^^	18.37%	11.39%	11.15%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.26%
Total Annual Fund Operating Expenses(2)(3)	1.11%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$113	$353	$612	$1,352

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  69  –

Mazama and Eagle Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Mazama Composite	41.59%, 4Q 2001	-34.82%, 3Q 2001
Eagle Composite	27.10%, 2Q 1999	-25.69%, 3Q 1998

Mazama and Eagle Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Mazama Composite Class S*	10.05%	3.89%	10.40%
Eagle Composite Class S*	20.85%	10.07%	7.93%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  70  –

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MassMutual Select Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging growth companies. For this Fund, emerging growth companies are those whose market capitalizations, at the time of purchase, are less than or equal to the capitalization of the company with the largest capitalization in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, $3.82 billion. The identity or capitalization of the company with the largest capitalization in either index will fluctuate as market prices increase or decrease. The Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in either index. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund will generally invest in industry segments experiencing rapid growth and will likely have a portion of its assets in technology and technology-related stocks. The Fund may invest in both domestic and foreign securities. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Delaware Management Company (“DMC”) uses a bottom-up approach to security selection that seeks companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to be leaders, in their respective industries. DMC searches for outstanding performance of individual stocks before considering the impact of economic trends. DMC looks at estimated growth rates, price-to-earnings ratios, market capitalization and cash flows as DMC strives to determine how attractive a company is relative to other companies.

DMC researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors DMC thinks are best for the Fund. Once DMC identifies securities that have attractive characteristics, it further evaluates the company. DMC looks at the capability of the management team, the strength of the company’s position within its industry, the potential for the company to develop new products or markets, how high the company’s return on equity is, and how stringent the company’s financial and accounting polices are.

DMC relies on its own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. DMC’s goal is to select companies that are likely to perform well over an extended time frame.

Insight Capital Research & Management, Inc. (“Insight Capital”) uses a disciplined, three-step process to evaluate the investable domestic universe of actively traded public companies. The process includes quantitative analysis, fundamental analysis, and a stock price performance analysis. Insight Capital’s approach to portfolio construction is based entirely on a “bottom-up” approach. Insight Capital typically invests in a portfolio containing 40-60 stocks.

Insight Capital considers companies that:

•	are rapidly growing Sales and Earnings;

•	show attractive relative risk/return characteristics;

•	have highly defensible competitive advantages;

•	have strong management teams; and

•	have stocks with good relative performance

Insight Capital may sell a security when its performance deteriorates relative to the market. A security may also be sold if the company’s fundamental attractiveness weakens – this may include slowing earnings growth, or a prospective slowing of earnings growth.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

–  72  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 30.30% for the quarter ended December 31, 2001 and the lowest quarterly return was -30.49% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes –Class S	5.91%	0.96%	-6.36%
Return After Taxes on Distributions – Class S	5.91%	0.96%	-6.36%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	3.84%	0.82%	-5.24%

Russell 2000® Growth Index^	13.35%	6.93%	0.03%
Russell 2000 Index^^	18.37%	11.39%	8.22%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.79%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.17%
Total Annual Fund Operating Expenses(2)(3)	.96%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$98	$306	$531	$1,178

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

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(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Prior Performance for Similar Accounts managed by Insight Capital and DMC or certain of its affiliates*

The bar chart illustrates the variability of returns achieved by Insight Capital and DMC or certain of its affiliates for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
DMC Composite	27.26%, 4Q 2001	-28.67%, 3Q 2001
Insight Capital Composite	51.63%, 4Q 1999	-30.75%, 4Q 2000

Average Annual Total Returns for Similar Accounts managed by Insight Capital and DMC or certain of its affiliates*

(for the periods ended December 31, 2006)

The table compares investment results for accounts managed by Insight Capital and DMC or certain of its affiliates with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (7/1/00)
DMC Composite
Class S*	9.68%	7.55%	3.12%

Russell 2000 Growth Index^	13.35%	6.93%	-0.43%
Russell 2000 Index^^	18.37%	11.39%	8.05%
			Ten Years
Insight Capital Composite Class S*	19.19%	16.51%	14.84%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser or, in the case of DMC, certain of its affiliates, with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class, including sales loads. For DMC, the composite includes portfolios that are registered investment companies whose performance has been calculated gross of fees and adheres to Global Investment Performance Standards. The bar chart is based on Class S expenses. DMC and Insight Capital replaced RS Investment Management, L.P. as co-sub-advisers of the Fund in July 2006. The composite performance does not represent the historical performance of the MassMutual Select Emerging Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Diversified International Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), through the investment professionals of its Bernstein unit, to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, AllianceBernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. AllianceBernstein’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend paying capability is the heart of the fundamental value approach. AllianceBernstein’s fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company’s competitive position in a global context.

AllianceBernstein’s staff of company and industry analysts develop earnings estimates and financial models for each company analyzed. AllianceBernstein identifies and quantifies the critical variables that influence a business’s performance and uses this research insight to forecast each company’s long-term prospects and expected returns. As one of the largest multinational investment firms, AllianceBernstein has global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company’s financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Fund’s portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company’s future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. Once AllianceBernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return.

The Fund does not simply purchase the top-ranked securities. Rather, AllianceBernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. AllianceBernstein’s quantitative analysts build valuation and risk models to ensure that the Fund’s portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, AllianceBernstein selects those top-ranked securities that also tend to diversify the Fund’s risk.

A disparity between a company’s current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, AllianceBernstein also analyzes relative return trends (also called “momentum”) so as to better time new purchases and sales of securities.

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Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts. Currency forward contracts may be purchased, such that net exposure to an individual currency exceeds the underlying stock investments in that country.

A security generally will be sold when it reaches fair value. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements and the Fund may invest in depositary receipts and equity linked notes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The Fund began operations December 14, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.90%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.09%
Total Annual Fund Operating Expenses(2)(3)	.99%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$101	$315

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  77  –

AllianceBernstein

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.72% for the quarter ended June 30, 2003 and the lowest was -18.71% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite Class S*	31.48%	23.07%	13.96%

			Since Inception (1/1/01)
MSCI® ACWI® ex US^	26.65%	16.42%	9.43%

* Performance shown is a composite of all fee-paying institutional discretionary accounts managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified International Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex US is an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Overseas Fund

Investment Objective

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s two Sub-Advisers, Massachusetts Financial Services Company (MFS®1) and Harris Associates L.P. (“Harris”), are each responsible for a portion of the portfolio, but not necessarily equal weighted. Each focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins and/or capital efficiency. The Sub-Advisers also consider the macroeconomic outlook for various regional economies.

For MFS, a company’s principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in, a country, (b) has its principal securities trading markets in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the Fund’s assets in companies of any size.

MFS uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Harris utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings (after adjusting for cyclical influences) and asset value. A company must be selling at 30% or greater discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

1 MFS® is a registered trademark of Massachusetts Financial Services Company.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

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During the periods shown above, the highest quarterly return for the Fund was 20.76% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.22% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes – Class S	27.77%	14.11%	9.01%
Return After Taxes on Distributions – Class S	26.17%	13.32%	8.34%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	20.20%	12.27%	7.75%

MSCI® EAFE®^	26.34%	14.98%	9.93%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI® EAFE® is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.16%
Total Annual Fund Operating Expenses(2)(3)	1.16%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$118	$368	$638	$1,409

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  81  –

Harris and MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	25.65%, 2Q 2003	-22.99%, 3Q 2002
American Century Composite	26.43%, 4Q 1999	-15.96%, 3Q 1998

Harris and MFS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite Class S*	30.33%	17.22%	12.39%

MSCI EAFE^	26.34%	14.98%	7.71%
MFS Composite Class S*	27.87%	15.92%	10.37%

MSCI EAFE^	26.34%	14.98%	7.71%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. The bar chart is based on Class S expenses. MFS replaced American Century Global Investment Management, Inc. as one of the Fund’s Sub-Advisers on September 13, 2005. The composite performance does not represent the historical performance of the MassMutual Select Overseas Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Destination Retirement Funds

MassMutual Select Destination Retirement Income Fund

Investment Objective

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors already in retirement.

•

Assets are allocated among Underlying Funds according to a stable target asset allocation strategy that emphasizes fixed income and money market funds but also includes a smaller allocation to equity funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

MassMutual Select Destination Retirement 2010 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying

(1)	Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2010.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2010).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

MassMutual Select Destination Retirement 2020 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2020.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2020).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

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MassMutual Select Destination Retirement 2030 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2030.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2030).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

MassMutual Select Destination Retirement 2040 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income

(1)	Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2040.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2040).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

More Principal Investment Strategies and Risks

MassMutual invests each Destination Retirement Fund’s assets in a combination of domestic and international Underlying Funds. The Destination Retirement Funds differ primarily due to their asset allocations among these fund types.

MassMutual allocates the assets of each Destination Retirement Fund with a target retirement date (Destination Retirement 2010, Destination Retirement 2020, Destination Retirement 2030, and Destination Retirement 2040) among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund’s name refers to the approximate retirement year of the investors for whom the fund’s asset allocation strategy is designed. For example, Destination Retirement 2030, which is designed for investors planning to retire around the year 2030, currently has an aggressive target asset allocation (relative to the other Destination Retirement Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed-income funds. By contrast, Destination Retirement 2010 currently has a more conservative target asset allocation, with less than half of its assets invested in equity funds and the majority of its assets invested in fixed-income and money market funds.

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds.

–  85  –

When the target asset allocation of another Destination Retirement Fund matches Destination Retirement Income’s target asset allocation (approximately five to ten years after the fund’s retirement date), it is expected that the fund will be combined with Destination Retirement Income and the fund’s shareholders will become shareholders of Destination Retirement Income. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the funds is in the best interests of the funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders.

MassMutual intends to manage each Destination Retirement Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for any Destination Retirement Fund and modify the selection of Underlying Funds for any Destination Retirement Fund from time to time.

The following table contains guidelines designed to help investors select an appropriate Destination Retirement Fund. The guidelines are based on the year in which the investor anticipates his or her retirement to begin and assume a retirement age of 65.

Retirement Year	Fund
Retired before 2006	Destination Retirement Income
2006-2015	Destination Retirement 2010
2016-2025	Destination Retirement 2020
2026-2035	Destination Retirement 2030
2036-2045	Destination Retirement 2040

–  86  –

The following table lists each Destination Retirement Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of March 16, 2007. The table also lists the approximate asset allocation, as of March 16, 2007, to certain Underlying Funds in which a Destination Retirement Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040

Equity	25.1%	37.0%	56.0%	80.0%	97.0%
Domestic Equity
Select Fundamental Value (Wellington)	1.4%	1.8%	4.0%	7.6%	9.9%
Select Large Cap Value (Davis)	0.5%	1.0%	2.2%	4.1%	5.3%
Select Diversified Value (AllianceBernstein)	1.0%	1.0%	2.3%	4.2%	5.5%
Premier Enhanced Index Value (Babson Capital)	2.9%	5.9%	5.8%	4.9%	5.9%
Select Growth Equity (GMO)	3.1%	4.3%	4.2%	6.6%	7.6%
Select Aggressive Growth (Sands Capital/DMC)	1.1%	1.4%	3.0%	6.1%	7.5%
Premier Enhanced Index Growth (Babson Capital)	0.6%	2.6%	3.8%	4.6%	6.0%
Select Mid-Cap Value (Cooke & Bieler)	1.0%	2.1%	4.1%	4.1%	5.1%

International Equity
Select Overseas (Harris/MFS)	2.6%	3.7%	2.6%	8.2%	9.7%
Select Diversified International (AllianceBernstein)	1.2%	1.8%	5.8%	3.9%	4.6%

Fixed Income & Short Term/Money Market	74.9%	63.0%	44.0%	20.0%	3.0%
Premier Core Bond (Babson Capital)	18.0%	16.1%	12.4%	4.4%	0.6%
Premier Diversified Bond (Babson Capital)	14.4%	12.8%	10.0%	4.4%	0.6%
Premier Inflation-Protected Bond (Babson Capital)	19.0%	15.1%	13.1%	8.0%	1.0%
Premier Short-Duration Bond (Babson Capital)	15.0%	11.0%	6.0%	1.0%	0.0%
Premier Money Market (Babson Capital)	5.0%	5.0%	0.0%	0.0%	0.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other underlying MassMutual Funds in which the Destination Retirement Funds currently invest include: Premier Value (OFI Institutional), Select Blue Chip Growth (T. Rowe Price), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Growth Equity (Navellier), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSgA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier International Equity (OFI Institutional) and Premier Strategic Income (OFI Institutional).

–  87  –

The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity and fixed-income funds as of the date of this prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target allocations and underlying investment options and may, at any time, change the target allocations or deem it appropriate to deviate from the target allocations. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

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MassMutual Select Destination Retirement Income Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 3.91% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.07% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	5.47%	5.14%
Return After Taxes on Distributions – Class S	4.57%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	4.41%	3.88%

Custom Destination Income Index^	7.71%	6.15%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

MassMutual Select Destination Retirement 2010 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 5.06% for the quarter ended December 31, 2004 and the lowest quarterly return was -0.93% for the quarter ended June 30, 2006.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	6.90%	6.27%
Return After Taxes on Distributions – Class S	5.61%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	4.88%	4.84%

Custom Destination 2010 Index^	9.30%	7.30%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

–  89  –

MassMutual Select Destination Retirement 2020 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 7.08% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.76% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	8.12%	7.96%
Return After Taxes on Distributions – Class S	6.91%	6.96%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	5.94%	6.40%

Custom Destination 2020 Index^	11.68%	9.03%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

MassMutual Select Destination Retirement 2030 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 9.64% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.51% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	10.17%	9.92%
Return After Taxes on Distributions – Class S	9.20%	9.22%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	7.45%	8.31%

Custom Destination 2030 Index^	14.80%	11.26%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

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MassMutual Select Destination Retirement 2040 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 10.87% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.75% for the quarters ended September 30, 2004 and March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	11.63%	11.09%
Return After Taxes on Distributions – Class S	10.65%	10.47%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	8.76%	9.44%

Custom Destination 2040 Index^	16.94%	12.64%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Custom Destination Income Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Lehman Brothers® Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement Income Fund.

The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2010 Fund.

The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2020 Fund.

The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2030 Fund.

The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2040 Fund.

The MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

The Dow Jones Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual Funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Expense Information

Destination Retirement Income

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.05%
Acquired Fund Fees and Expenses(1)	.65%
Total Annual Fund Operating Expenses(2)(3)	.75%

Destination Retirement 2010

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.07%
Acquired Fund Fees and Expenses(1)	.69%
Total Annual Fund Operating Expenses(2)(3)	.81%

Destination Retirement 2020

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.05%
Acquired Fund Fees and Expenses(1)	.74%
Total Annual Fund Operating Expenses(2)(3)	.84%

Destination Retirement 2030

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.05%
Acquired Fund Fees and Expenses(1)	.84%
Total Annual Fund Operating Expenses(2)(3)	.94%

Destination Retirement 2040

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.05%
Acquired Fund Fees and Expenses(1)	.88%
Total Annual Fund Operating Expenses(2)(3)	.98%

Examples

These examples are intended to help you compare the cost of investing in the Destination Retirement Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s net operating expenses, which include the weighted average of the net operating expenses of each of the underlying MassMutual Funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Destination Retirement Income

	1 Year	3 Years	5 Years	10 Years
Class S	$77	$240	$417	$930

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2010

	1 Year	3 Years	5 Years	10 Years
Class S	$83	$259	$450	$1,002

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2020

	1 Year	3 Years	5 Years	10 Years
Class S	$86	$268	$466	$1,037

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2030

	1 Year	3 Years	5 Years	10 Years
Class S	$96	$300	$520	$1,155

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

–  92  –

Destination Retirement 2040

	1 Year	3 Years	5 Years	10 Years
Class S	$100	$312	$542	$1,201

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  93  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Bond Fund, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Balanced Fund’s Core Bond Segment, the Strategic Balanced Fund, the Diversified Bond Fund and the Destination Retirement Funds are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

Except for the Strategic Bond Fund, all of the Funds are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Bond Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Strategic Bond Fund invests in foreign debt securities and, accordingly, is also subject to increased credit risk because of the difficulties of requiring

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the funds, their investments and the related risks.

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foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•	Management Risk. All the Funds, other than the Indexed Equity Fund and the OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Tracking Error Risk. There are several reasons that the Indexed Equity Fund’s or the OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Bond Fund to the extent the Fund invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may be subject to liquidity risk.

•

Derivative Risk.  All Funds may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company

–  95  –

to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•	Non-Diversification Risk. Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Value Equity Fund, the Aggressive Growth Fund and the Focused Value Fund are actively managed non-diversified funds. Each Fund’s Sub-Adviser uses a strategy of limiting the number of companies which the Fund will hold. The OTC 100 Fund also is considered a non-diversified fund. It attempts to satisfy its investment objective of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds, are subject to foreign investment risk.

–  96  –

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies or for the Diversified International Fund to the extent it buys currencies in excess of underlying equities. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Strategic Balanced Fund, Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity

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markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. These Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Diversified International Fund, and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Over-the-Counter Risk. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s fee is based.

•	Portfolio Turnover Risk. Changes are made in a Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund’s portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this generally increases tax liability unless shares are held through a tax-deferred or exempt account. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

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Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk	Portfolio Turnover Risk

Strategic Bond Fund	X	X	X		X	X	X		X	X	X					X	X

Strategic Balanced Fund	X	X	X		X	X	X		X	X	X	X				X	X

Diversified Value Fund	X	X	X				X		X					X		X

Fundamental Value Fund	X	X	X			X	X		X	X	X			X		X

Large Cap Value Fund	X	X	X				X		X		X			X		X

Value Equity Fund	X	X	X			X	X	X	X	X	X			X		X	X

Indexed Equity Fund	X	X		X			X		X		X		X			X

Core Opportunities Fund	X	X	X				X		X		X		X	X		X

Blue Chip Growth Fund	X	X	X				X		X		X		X			X

Large Cap Growth Fund	X	X	X			X	X		X	X	X		X			X

Growth Equity Fund	X	X	X				X						X			X	X

Aggressive Growth Fund	X	X	X			X	X	X	X	X	X	X	X			X

OTC 100 Fund	X	X		X		X	X	X				X	X		X	X

Focused Value Fund	X	X	X			X	X	X	X			X		X		X

Mid-Cap Value Fund	X	X	X			X	X		X			X		X		X

Small Cap Value Equity Fund	X	X	X			X	X		X		X	X		X		X

Small Company Value Fund	X	X	X			X	X		X		X	X		X		X

Small Cap Core Equity Fund	X	X	X			X	X		X		X	X	X	X		X

Mid Cap Growth Equity Fund	X	X	X			X	X		X		X	X	X			X	X

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Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk	Portfolio Turnover Risk

Mid Cap Growth Equity II Fund	X	X	X			X	X		X		X	X	X			X

Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X		X	X

Small Company Growth Fund	X	X	X			X	X		X	X	X	X	X			X	X

Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X			X	X

Diversified International Fund	X	X	X			X	X		X	X	X			X		X

Overseas Fund	X	X	X			X	X		X	X	X		X		X	X

Destination Retirement Income Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2010 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2020 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2030 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2040 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Bond Fund; .60% for the Strategic Balanced Fund; .50% for the Diversified Value Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; .70% for the Core Opportunities Fund; ..70% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .68% for the Growth Equity Fund; .73% for the Aggressive Growth Fund; .15% for the OTC 100 Fund; .69% for the Focused Value Fund; .70% for the Mid-Cap Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .75% for the Small Cap Core Equity Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .79% for the Emerging Growth Fund; .90% for the Diversified International Fund; 1.00% for the Overseas Fund; and .05% for each of the Destination Retirement Funds.

A discussion regarding the basis for the board of trustees approving any investment advisory contract of the Funds is available in either the Funds’ semi-annual report to shareholders dated June 30, 2006 or in the Funds’ annual report to shareholders dated December 31, 2006.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee range for Class S shares of the Funds is .0116% to .3744%.

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Bushard, CFA. Ms. Bushard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Bushard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Bushard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Bushard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified Value Fund, the Large Cap Growth Fund and the Diversified International Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA

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Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2006, AllianceBernstein managed approximately $717 billion in assets.

Marilyn G. Fedak

is a portfolio manager of the Diversified Value Fund and the Diversified International Fund, which are managed on a team basis. Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. From 1993 – 2000, Ms. Fedak was Chief Investment Officer for U.S. Value Equities. In 2003, she named John Mahedy, a Senior Vice President, her co-CIO. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak is also a Director of SCB Inc. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000. Early in her career at Bernstein, she played a key role in developing its US Diversified Value service. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983.

John P. Mahedy

is a portfolio manager of the Diversified Value Fund and the Diversified International Fund, which are managed on a team basis. Mr. Mahedy was named Co-CIO – US Value equities in 2003. He continues to serve as director of research – US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services briefly at Morgan Stanley for three years in the early 1990s.

Christopher W. Marx

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Marx is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group.

John D. Phillips, Jr.

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Phillips is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

Jason P. Ley

is a portfolio manager of the Large Cap Growth Fund. Mr. Ley, a Senior Vice President, was also a portfolio manager on the Global/International Large Cap Growth teams from 2002 through September 2004. Prior to joining the US Large Cap Growth team at AllianceBernstein in 2000, Mr. Ley was a senior market analyst for Medtronic Corporation in Minneapolis. In addition, Mr. Ley previously developed and operated a chain of retail stores in southern Arizona for five years.

Stephanie Simon

is a portfolio manager of the Large Cap Growth Fund. Ms. Simon, a Senior Vice President, joined AllianceBernstein in 1998 as a member of the US Large Cap Growth portfolio management team after serving as chief investment officer for Sargent Management Company, a private investment firm in Minneapolis. Previously Ms. Simon was with First American Asset Management, the investment arm of US Bancorp, for four years. Prior to moving to Minneapolis, Ms. Simon was with Citicorp in New York, where she provided corporate finance for media and communications companies for four years.

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Henry S. D’Auria

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Mr. D’Auria, a Chartered Financial Analyst, was named co-CIO – International Value equities in 2003, adding to his responsibilities as CIO – Emerging Markets Value equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research – Small Cap Value equities and director of research – Emerging Markets Value equities. Mr. D’Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry.

Sharon E. Fay

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Ms. Fay, a Chartered Financial Analyst, joined Bernstein in 1990 as a research analyst, following the airline, lodging, trucking and retail industries, and has been Executive Vice President and Chief Investment Officer-Global Value Equities of AllianceBernstein since 2003, overseeing all portfolio management and research activities relating to cross-border and non-US value investment portfolios and chairing the Global Value Investment Policy Group. Until January 2006, Ms. Fay was Co-CIO – European and UK Value Equities. She also serves on AllianceBernstein’s Management Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources.

Kevin F. Simms

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Mr. Simms was named co-CIO – International Value equities in 2003, which he has assumed in addition to his role as director of research – Global and International Value equities, a position he has held since 1999. Between 1998 and 2000, Mr. Simms served as director of research – Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities.

ClearBridge Advisors, LLC (“ClearBridge”), located at 399 Park Avenue, New York, NY 10022, manages a portion of the portfolio of the Strategic Balanced Fund. ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. As of December 31, 2006, ClearBridge had $115.8 billion in assets under management.

John G. Goode and Peter Hable

serve as co-portfolio managers and are responsible for the day-to-day management of a portion of the portfolio of the Strategic Balanced Fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management (“Davis Skaggs”), a division of ClearBridge, and a managing director of ClearBridge. He has 37 years of investment experience. Mr. Hable is the President of Davis Skaggs and a managing director of ClearBridge. He has 23 years of investment experience.

Clover Capital Management, Inc. (“Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. As of December 31, 2006, Clover, founded in 1984, managed approximately $2.6 billion in assets for individuals, employee benefit plans, endowments and foundations.

Lawrence R. Creatura

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, is a specialist in portfolio construction and risk control. Mr. Creatura conducts investment research in real estate related industries and contributes to Clover’s quantitative research work. Prior to joining Clover in 1994, Mr. Creatura spent several years in laser research for medical applications.

Michael E. Jones

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Jones, a Chartered Financial Analyst, is the Chief Executive Officer and a co-founder of Clover. Mr. Jones’ primary role is Director of

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Investment Strategy, where he oversees Clover’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mr. Jones conducts equity research in the Health Care sector.

Stephen K. Gutch

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch, a Chartered Financial Analyst, conducts investment research in both the Financial Services and Consumer Discretionary sectors. Prior to joining Clover in 2003, Mr. Gutch worked as an analyst for Continental Advisors, LLC where he co-managed and conducted research for the firm’s financial services hedge fund. Previous to this, he spent five years with Fulcrum Investment Group, LLC in Chicago where he managed their financial services portfolio.

Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, manages the investments of the Mid-Cap Value Fund and a portion of the portfolio of the Focused Value Fund. As of December 31, 2006, Cooke & Bieler had approximately $9.2 billion in assets under management.

Michael M. Meyer

is the co-lead portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Meyer, a Chartered Financial Analyst, began his career at Sterling Capital Management as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst.

James R. Norris

is the co-lead portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Norris spent nearly ten years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Kermit S. Eck

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund since June 1, 2004. Mr. Eck, a Chartered Financial Analyst, joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst.

Edward W. O’Connor

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund since June 1, 2004. Mr. O’Connor, a Chartered Financial Analyst, spent three years at Cambiar Investors in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst.

R. James O’Neil

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund since June 1, 2004. Mr. O’Neil, a Chartered Financial Analyst, served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst.

Mehul Trivedi

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund since June 1, 2004. Mr. Trivedi, a Chartered Financial Analyst, was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Daren C. Heitman

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund since April 1, 2005. Mr, Heitman, a Chartered Financial Analyst, worked as an analyst and portfolio manager at

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Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. He joined Cooke & Bieler in 2005 where he is currently a Portfolio Manager.

Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706 manages the investments of the Large Cap Value Fund. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Aggressive Growth Fund and the Emerging Growth Fund. DMC is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. (“Delaware Investments”). As of December 31, 2006, Delaware Investments had more than $150 billion in assets under management.

Jeffrey S. Van Harte

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Van Harte, a Chartered Financial Analyst, is a Senior Vice President and Chief Investment Officer – Focus Growth Equity. He joined Delaware Investments in April 2005 and is the chief investment officer for the firm’s Focus Growth Equity team responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management. Mr. Van Harte has been managing portfolios for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

Christopher J. Bonavico

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Bonavico, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 and is a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

Christopher M. Ericksen

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Ericksen, a Chartered Financial Analyst, is a Vice President, Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Prislin, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

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Marshall T. Bassett

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Bassett, a Senior Vice President and Chief Investment Officer—Emerging Growth Equity, joined Delaware Investments in 1997 and leads the firm’s Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company.

Steven G. Catricks

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Catricks, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He joined Delaware Investments in 2001 and handles research and analysis in the technology sector for the firm’s Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial from 1999 to 2000, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years.

Barry S. Gladstein

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Gladstein, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He joined Delaware Investments in 1995 and is a portfolio manager in the energy, industrials and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young.

Christopher M. Holland

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Holland, a Vice President and Portfolio Manager, joined Delaware Investments in 2001 and is a portfolio manager in the business services sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year.

Steven T. Lampe

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Lampe, a Certified Public Accountant, is a Vice President and Portfolio Manager. He joined Delaware Investments in 1995 and is a portfolio manager in the business and financial services and healthcare sectors of the firm’s Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms.

Rudy D. Torrijos III

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Torrijos, a Vice President and Portfolio Manager, joined Delaware Investments in July 2005 where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles.

Lori P. Wachs

is a portfolio manager of a portion of the Emerging Growth Fund. Ms. Wachs, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. She joined Delaware Investments in 1992 and is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992.

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Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, manages a portion of the portfolio of the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company. As of December 31, 2006, Eagle managed approximately $13.03 billion in assets.

Bert L. Boksen

is the portfolio manager of a portion of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has over 27 years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen began his investing career as an analyst at Standard and Poor’s.

EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid- and large-cap equity investment products as well as fixed income products. As of December 31, 2006, Earnest Partners advised approximately $25.9 billion in assets.

Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing over $25 billion. In 1993, he developed Return Pattern Recognition®, the investment methodology used to select equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over twenty-five years of investment experience.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, manages the investments of the Value Equity Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. In addition, FMR Co., Inc. (“FMRC”) serves as sub-subadviser for the Fund. FMRC will be primarily responsible for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2006, FMR managed $1,234.0 billion in mutual fund assets.

Ciaran O’Neill

is the portfolio manager of the Value Equity Fund, which he has managed since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001, he has served as a portfolio manager for mutual funds and other accounts. Mr. O’Neill left Fidelity briefly in April of 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May of 2005 as a portfolio manager of mutual funds and separate accounts.

Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, New York, New York 10005, manages the investments of the Small Cap Core Equity Fund. As of December 31, 2006, the Investment Management Division of Goldman, Sachs & Co., which includes GSAM as a business unit, had $664.4 billion in total assets under management (excludes seed capital and assets under supervision). GSAM reported $627.6 billion in total assets under management and/or distribution as of December 31, 2006 (including seed capital and excluding assets under supervision).

Robert C. Jones

is a portfolio manager of the Small Cap Core Equity Fund. Mr. Jones, a Chartered Financial Analyst, is a Managing Director of GSAM and the Chief Investment Officer of the Global Quantitative Equity (“GQE”) Group. He has over 25 years of investment experience and developed the original model and investment process for GQE in the late 1980s and has been responsible for overseeing their continuing development and evolution ever since. Prior to joining GSAM in 1989, Mr. Jones was the Senior Quantitative Analyst in the Investment Research Department and the author of the monthly Stock Selection publication. Before joining Goldman Sachs in 1987, he conducted quantitative research for both a major investment banking firm and an options consulting firm.

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Melissa R. Brown

is a portfolio manager of the Small Cap Core Equity Fund. Ms. Brown, a Chartered Financial Analyst, is a Managing Director of GSAM and a Senior Portfolio Manager of the GQE Group where she is responsible for US and Global portfolios. As a member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown has 24 years of industry experience and joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm’s Investment Policy Committee.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110, manages the investments of the Growth Equity Fund. As of December 31, 2006, GMO had approximately $141 billion in assets under management.

Day-to-day management of the Growth Equity Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division’s team members work collaboratively to manage the Fund’s portfolio. Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio. Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO’s Emerging Markets Division.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investments of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of IXIS Asset Management US Group L.P. (“IXIS US Group”). IXIS US Group is a wholly-owned subsidiary of IXIS Asset Management. Harris managed approximately $68.5 billion in assets as of December 31, 2006.

Robert Levy

is primarily responsible for the day-to-day management of a portion of the Focused Value Fund. Mr. Levy, a Chartered Financial Analyst, is the Chairman and Chief Investment Officer of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Michael J. Mangan

assists Mr. Levy in the day-to-day management of a portion of the Focused Value Fund. Mr. Mangan, a Chartered Financial Analyst and Certified Public Accountant with over 17 years of investment experience, is a partner of Harris and joined the firm in 1997.

David G. Herro

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Chief Investment Officer, International Equities. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Chad M. Clark

is a portfolio manager of a portion of the Overseas Fund. Mr. Clark, a Chartered Financial Analyst, joined Harris as an analyst in 1995. Prior to joining Harris, Mr. Clark worked as a financial analyst for William Blair & Company from 1994-1995.

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Insight Capital Research & Management, Inc. (“Insight Capital”), located at 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596, manages a portion of the portfolio of the Emerging Growth Fund. Insight Capital is an employee-owned investment firm. As of December 31, 2006, Insight Capital had approximately $916.44 million in assets under management.

Lee Molendyk

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Molendyk, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio Team. He is also a member of Insight Capital’s Investment Committee. Prior to joining Insight Capital in 1999, he worked as a Financial Advisor at Morgan Stanley.

Lance Swanson

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Swanson, a Vice President and Portfolio Manager, is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio team. He is also a member of Insight’s Investment Committee. Mr. Swanson first joined Insight in 1996. From late 2000 until early 2002, he worked for Thomas Weisel Partners in San Francisco and then rejoined Insight in 2002.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, manages a portion of the portfolio of the Overseas Fund. MFS had approximately $187 billion in assets under management as of December 31, 2006. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

David R. Mannheim

is a portfolio manager of a portion of the Overseas Fund. Mr. Mannheim, a Senior Vice President of MFS, is a Director of Equity Portfolio Management and serves on MFS’ Investment Management Committee. Mr. Mannheim joined MFS in 1988 as an equity research analyst following non-U.S. securities before becoming a portfolio manager in 1992. Prior to joining MFS, Mr. Mannheim worked as a lending officer for Midatlantic National Bank.

Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, a Senior Vice President of MFS, is a Director of Asian Research. Mr. Smith joined MFS in 1994 as an equity research analyst following European securities before becoming a portfolio manager in 2001. Prior to joining MFS, Mr. Smith was a Senior Consultant for Andersen Consulting.

Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258, manages a portion of the portfolio of the Small Company Growth Fund. The firm focuses solely on small cap investing and has managed small cap portfolios since 1993. As of December 31, 2006, Mazama had approximately $7.3 billion in assets under management.

Ronald A. Sauer

is the senior portfolio manager of a portion of the Small Company Growth Fund. Mr. Sauer has been the President of Mazama and a Senior Portfolio Manager since 1997. Previously, Mr. Sauer was the President and Director of Research of Black & Company, Inc. from 1983 to 1997 and managed the small cap growth product that Mazama purchased from 1993-1997.

Stephen C. Brink

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Brink, a Senior Vice President of Mazama and a Chartered Financial Analyst, joined Mazama in 1997. Previously, Mr. Brink was the Chief Investment Officer of U.S. Trust Company of the Pacific Northwest, where he worked from 1984 to 1997.

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Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501 manages the investments of the Mid Cap Growth Equity Fund. Navellier was organized in 1987 and, as of December 31, 2006, managed approximately $4.89 billion in investor funds, including other mutual funds. Navellier is owned and controlled by its sole shareholder, Louis G. Navellier.

Michael Borgen

is the portfolio manager primarily responsible for the day-to-day management of the Mid Cap Growth Equity Fund. He has 12 years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. In addition, Mr. Borgen conducts ongoing research enhancements of Navellier’s quantitative investment process and works on product development.

Louis G. Navellier

is the Chairman and CEO of Navellier. He sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Fund’s portfolio management activities. Mr. Navellier refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Fund. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, IL 60603, manages the investments of the Indexed Equity Fund and the OTC 100 Fund. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

Brent Reeder

is primarily responsible for the day-to-day management of the Indexed Equity Fund and the OTC 100 Fund. Mr. Reeder is a Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

Sands Capital Management, LLC (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209, manages a portion of the portfolio of the Aggressive Growth Fund. As of December 31, 2006, Sands Capital had approximately $19.63 billion in assets under management.

Frank M. Sands, Sr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Sr., Chairman, CEO, and co-founder of Sands Capital, has been the portfolio manager for Sands Capital’s large capitalization growth stock strategy since the firm was formed in 1992. He has 37 years of investment management experience and is a Chartered Financial Analyst.

David E. Levanson

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Levanson, Senior Portfolio Manager and Director of U.S. Mutual Funds, re-joined Sands Capital in September 2002. Before re-joining the firm, Mr. Levanson was a Research Analyst for MFS Investment Management. Mr. Levanson is a Chartered Financial Analyst.

Frank M. Sands, Jr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Jr., President, Director of Research, and Senior Portfolio Manager, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands, Jr. is a Chartered Financial Analyst.

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A. Michael Sramek

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sramek, Portfolio Manager and Research Analyst, has been with Sands Capital since April 2001. Before joining Sands Capital, he was a Research Analyst with Mastrapasqua & Associates and previously an Associate in Plan Sponsor Services with BARRA/RogersCasey from 1995 to 1998. Mr. Sramek is a Chartered Financial Analyst.

SSgA Funds Management, Inc. (“SSgA FM”), located at One Lincoln Street, 33rd Floor, Boston, Massachusetts 02111, manages the investments of the Small Cap Value Equity Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2006, SSgA FM had over $123.4 billion in assets under management. This strategy is managed by the SSgA Global Enhanced Equity Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the strategy:

Ric Thomas

is a Principal of State Street Global Advisors and SSgA FM where he is a Deputy Department Head in the Enhanced Equity Group. Mr. Thomas, a Chartered Financial Analyst, focuses on managing both large-cap and small-cap strategies, as well as providing research on SSgA’s stock-ranking models. Prior to joining SSgA in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, he was an assistant economist at the Federal Reserve Bank of Kansas City where he operated the Bank’s econometric forecasting model and reported to the senior staff on national economic conditions. Mr. Thomas has been working in the investment management field since 1990.

Chuck Martin

is a Principal of State Street Global Advisors and SSgA FM. Mr. Martin, a Chartered Financial Analyst, is a portfolio manager in the firm’s Global Enhanced Equities group. He provides research and portfolio management support for multiple investment strategies. Prior to joining SSgA, Mr. Martin was an equity analyst at SunTrust Equitable Securities where he covered technology companies. He has also held various positions at Scudder and Putnam Investments. Mr. Martin has worked in the investment industry since 1993.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2006, T. Rowe Price had approximately $334.7 billion in assets under management.

Larry J. Puglia

is the portfolio manager for the Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Brian W.H. Berghuis

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

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Donald J. Peters

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Peters, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is also a portfolio manager for major institutional relationships with T. Rowe Price’s structured active and tax-efficient strategies, including the T. Rowe Price Tax-Efficient Balanced, Growth, and Multi-Cap Funds. Mr. Peters is a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1993.

Preston G. Athey

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114, manages the investments of the Core Opportunities Fund. Victory, a New York corporation registered as an investment adviser with the SEC, is a second-tier subsidiary of KeyCorp. As of December 31, 2006, Victory and its affiliates managed approximately $60.9 billion of assets for individual and institutional clients.

Lawrence G. Babin

is the lead portfolio manager of the Core Opportunities Fund. Mr. Babin, a Chartered Financial Analyst Charter Holder, is a Chief Investment Officer and Senior Managing Director of Victory and has been with Victory or an affiliate since 1982.

Paul D. Danes

is the portfolio manager of the Core Opportunities Fund. Mr. Danes is a Senior Portfolio Manager and Managing Director of Victory and has been associated with Victory or an affiliate since 1987.

Carolyn M. Rains

is the associate portfolio manager of the Core Opportunities Fund. Ms. Rains is a Portfolio Manager and a Managing Director of Victory and has been with Victory or an affiliate since 1998.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2006, Waddell & Reed had more than $47 billion in assets under management.

Mark G. Seferovich

is responsible, along with Mr. McQuade, for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and assistant portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. McQuade is also portfolio manager of the Waddell & Reed Target Small Cap Growth Portfolio and assistant portfolio manager of Waddell & Reed’s small cap style. He joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

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John R. Ryan

has served as portfolio manager of the Fundamental Value Fund since 2001. Mr. Ryan, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1981.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Mario E. Abularach

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.

Stephen C. Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.

Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101, manages the investments of the Strategic Bond Fund and a portion of the portfolio of the Strategic Balanced Fund. Western Asset, which concentrates exclusively on fixed-income investments, is a wholly-owned subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. As of December 31, 2006, Western Asset managed $574.6 billion in total fixed-income assets. Western Asset’s fixed-income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. The investment responsibilities of each sector team are distinct, yet success is derived from the constant interaction that unites the specialty groups into a cohesive whole. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. As of December 31, 2006, this team consisted of 139 professionals, led by:

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 29 years of industry experience, 16 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

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Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 25 years of industry experience, 15 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

Carl L. Eichstaedt

is also a portfolio manager of the Funds. Mr. Eichstaedt has 20 years of industry experience, 12 of them with the Firm. Previously, he worked as a portfolio manager at Harris Investment Management and Pacific Investment Management Company.

Edward A. Moody

is also a portfolio manager of the Funds. Mr. Moody has 30 years of industry experience, 21 of them with the Firm. Previously, he worked as a portfolio manager at the National Bank of Detroit.

Mark S. Lindbloom

is also a portfolio manager of the Funds. Mr. Lindbloom has 28 years of industry experience, 1 of them with the firm. Previously, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.

Western Asset Management Company Limited (“WAML”), a United Kingdom corporation, is located at 10 Exchange Square, London, UK EC2A 2EN. WAML manages the non-U.S. dollar denominated investments of the Strategic Bond Fund and of the portion of the portfolio of the Strategic Balanced Fund managed by Western Asset. WAML provides investment advice to mutual funds and other entities and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2006 WAML managed approximately $91.3 billion in assets and had 25 investment professionals.

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 29 years of industry experience, 16 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 25 years of industry experience, 15 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The Indexed Equity Fund also offers a sixth Class of shares (Class Z). The shares offered by this Prospectus are Class S shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of Class S, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class S shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $50 million;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if the Distributor or Adviser, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares.

Shareholder and Distribution Fees.  Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any Rule 12b-1 fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to

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intermediaries who provide services on behalf of Class S shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Annual compensation paid on account of Class S shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds of certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Diversified International Fund or Overseas Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Diversified International Fund or Overseas Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of each Destination Retirement Fund consist primarily of shares of the underlying MassMutual Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year

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or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Diversified International Fund and the Overseas Fund, however, generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Each of the Diversified International Fund and the Overseas Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders of these funds may be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Investment Performance

Similar account performance for some of the Sub-Advisers is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Fund managed by the Sub-Adviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds. In addition, for all of the Sub-Advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The following chart summarizes the composite performance of each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Funds. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Funds’ Class S shares.

Sub-Adviser/Fund	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

Western Asset Management Company/	5.20%	4.65%	6.42%	7.14%
Strategic Bond Fund

ClearBridge Advisors, LLC/	17.54%	9.69%	5.81%	9.34%
Strategic Balanced Fund

Western Asset Management Company/	5.09%	4.57%	6.35%	7.08%
Strategic Balanced Fund

AllianceBernstein L.P./	22.00%	14.01%	11.03%	N/A
Diversified Value Fund

Wellington Management Company, LLP/	21.52%	13.10%	7.69%	10.35%
Fundamental Value Fund

Davis Selected Advisers, L.P./	15.19%	12.63%	9.37%	10.82%
Large Cap Value Fund

Victory Capital Management Inc./	13.93%	11.40%	7.73%	11.13%
Core Opportunities Fund

T. Rowe Price Associates, Inc./	9.74%	8.32%	4.56%	7.52%
Blue Chip Growth Fund

AllianceBernstein L.P./	0.45%	7.35%	1.19%	6.95%
Large Cap Growth Fund

Grantham, Mayo, Van Otterloo & Co. LLC/	2.05%	3.51%	1.72%	6.22%
Growth Equity Fund

Sands Capital Management, LLC/	-6.05%	7.53%	4.05%	9.39%
Aggressive Growth Fund

Delaware Management Company/	2.15%	6.43%	1.10%	N/A
Aggressive Growth Fund

Harris Associates L.P./	16.37%	9.72%	9.62%	14.73%
Focused Value Fund

Cooke & Bieler, L.P./	24.83%	13.89%	13.59%	N/A
Focused Value Fund

Cooke & Bieler, L.P./	24.74%	13.81%	13.51%	N/A
Mid-Cap Value Fund

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Sub-Adviser/Fund	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

SSgA Funds Management, Inc./	22.29%	17.46%	16.45%	N/A
Small Cap Value Equity Fund

Clover Capital Management, Inc./	15.85%	12.90%	10.56%	13.38%
Small Company Value Fund

T. Rowe Price Associates, Inc./	15.52%	15.74%	12.74%	N/A
Small Company Value Fund

EARNEST Partners, LLC/	9.56%	14.67%	16.19%	17.76%
Small Company Value Fund

Goldman Sachs Asset Management, L.P./	12.99%	11.70%	11.38%	N/A
Small Cap Core Equity Fund

Navellier & Associates, Inc./	5.54%	11.73%	7.59%	13.95%
Mid Cap Growth Equity Fund

T. Rowe Price Associates, Inc./	6.75%	13.28%	9.62%	11.75%
(Brian Berghuis’ approach)
Mid Cap Growth Equity II Fund

T. Rowe Price Associates, Inc./	9.32%	11.02%	7.50%	10.47%
(Donald Peters’ approach)
Mid Cap Growth Equity II Fund

Waddell & Reed Investment Management Company/	3.36%	9.94%	7.17%	17.96%
Small Cap Growth Equity Fund

Wellington Management Company, LLP/	16.00%	12.66%	10.48%	15.03%
(Kenneth Abrams’ approach)
Small Cap Growth Equity Fund

Wellington Management Company, LLP/	13.41%	14.42%	10.22%	N/A
(Steven Angeli’s approach)
Small Cap Growth Equity Fund

Eagle Asset Management, Inc./	20.85%	13.87%	10.07%	7.93%
Small Company Growth Fund

Mazama Capital Management, Inc./	10.05%	3.96%	3.89%	10.40%
Small Company Growth Fund

Delaware Management Company/	9.68%	8.19%	7.55%	N/A
Emerging Growth Fund

Insight Capital Research & Management, Inc./	19.19%	14.26%	16.51%	14.84%
Emerging Growth Fund

AllianceBernstein L.P./	31.48%	26.10%	23.07%	N/A
Diversified International Fund

Harris Associates L.P./	30.33%	20.51%	17.22%	12.39%
Overseas Fund

Massachusetts Financial Services Company/	27.87%	19.55%	15.92%	10.37%
Overseas Fund

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL SELECT STRATEGIC BOND FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$9.99	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.46 ***	0.33	***	-
Net realized and unrealized gain (loss) on investments	(0.03)	(0.16)		-

Total income from investment operations	0.43	0.17		-

Less distributions to shareholders:
From net investment income	(0.40)	(0.18)		-

Net asset value, end of year	$10.02	$9.99		$10.00

Total Return(a)	4.31%	1.65%		0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$71,375	$62,533		$49,596
Ratio of expenses to average daily net assets:
Before expense waiver	0.65%	0.76%		-	‡
After expense waiver	N/A	0.70%	#	N/A	‡
Net investment income (loss) to average daily net assets	4.56%	3.23%		0.00%	‡
Portfolio turnover rate	162%	566%		N/A

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
+	The Fund commenced operations on December 31, 2004.
‡	Amounts are de minimus due to the short period of operations.

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MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.58	$10.49	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.29 ***	0.20 ***	0.12	***	-
Net realized and unrealized gain (loss) on investments	0.98	0.19	0.47		-

Total income from investment operations	1.27	0.39	0.59		-

Less distributions to shareholders:
From net investment income	(0.29)	(0.24)	(0.10)		-
From net realized gains	(0.11)	(0.06)	-		-

Total distributions	(0.40)	(0.30)	(0.10)		-

Net asset value, end of year	$11.45	$10.58	$10.49		$10.00

Total Return(a)	11.97%	3.85%	5.76%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$23,044	$15,026	$13,159		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%	0.78%	0.84%		-	‡
After expense waiver	0.76% #	0.76% #	0.76%	(b)#	-	‡
Net investment income (loss) to average daily net assets	2.60%	1.90%	1.18%		-	‡
Portfolio turnover rate	85%	211%	129%		N/A

***	Per share amount calculated on the average share method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of year	$11.28	$10.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25 ***	0.19 ***	0.06	***
Net realized and unrealized gain (loss) on investments	2.23	0.53	0.94

Total income from investment operations	2.48	0.72	1.00

Less distributions to shareholders:
From net investment income	(0.21)	(0.15)	(0.05)
From net realized gains	(0.41)	(0.23)	(0.01)

Total distributions	(0.62)	(0.38)	(0.06)

Net asset value, end of year	$13.14	$11.28	$10.94

Total Return(a)	22.08%	6.59%	10.03%	**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$246,598	$186,641	$173,341
Ratio of expenses to average daily net assets:
Before expense waiver	0.58%	0.59%	0.65%	*
After expense waiver	N/A	N/A	0.59%	*#
Net investment income (loss) to average daily net assets	2.02%	1.75%	2.49%	*
Portfolio turnover rate	15%	16%	5%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average share method.
†	For the period October 15, 2004 (commencement of operations) through December 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expense of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

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MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.20	$10.80	$10.05		$7.81		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17 ***	0.16 ***	0.14	***	0.14	***	0.12	***
Net realized and unrealized gain (loss) on investments	2.17	0.66	0.85		2.20		(2.25)

Total income (loss) from investment operations	2.34	0.82	0.99		2.34		(2.13)

Less distributions to shareholders:
From net investment income	(0.16)	(0.16)	(0.13)		(0.10)		(0.06)
From net realized gains	(1.02)	(0.26)	(0.11)		-		-

Total distributions	(1.18)	(0.42)	(0.24)		(0.10)		(0.06)

Net asset value, end of year	$12.36	$11.20	$10.80		$10.05		$7.81

Total Return(a)	21.06%	7.57%	9.80%		29.97%		(21.35)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$540,185	$418,271	$325,701		$228,535		$101,228
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.79%	0.79%		0.80%		0.83%
After expense waiver	N/A	N/A	0.78%	(b)#	0.78%	(b)#	0.77%	(b)#
Net investment income (loss) to average daily net assets	1.37%	1.41%	1.40%		1.63%		1.36%
Portfolio turnover rate	43%	33%	31%		28%		38%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MASSMUTUAL SELECT VALUE EQUITY FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.54	$10.52	$9.59		$7.68		$9.35

Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.09 ***	0.11	***	0.12	***	0.10 ***
Net realized and unrealized gain (loss) on investments	1.26	1.02	1.17		1.92		(1.68)

Total income (loss) from investment operations	1.38	1.11	1.28		2.04		(1.58)

Less distributions to shareholders:
From net investment income	(0.12)	(0.08)	(0.12)		(0.13)		(0.09)
From net realized gains	(1.68)	(1.01)	(0.23)		-		-

Total distributions	(1.80)	(1.09)	(0.35)		(0.13)		(0.09)

Net asset value, end of year	$10.12	$10.54	$10.52		$9.59		$7.68

Total Return(a)	13.40%	10.66%	13.31%		26.63%		(16.83)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$52,627	$55,895	$51,940		$67,536		$60,499
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.85%	0.88%		0.84%		0.85%
After expense waiver	N/A	N/A	0.84%	(b)#	0.82%	(b)#	0.84% #
Net investment income (loss) to average daily net assets	1.11%	0.81%	1.12%		1.45%		1.22%
Portfolio turnover rate	177%	94%	161%		66%		105%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.36		$10.46		$9.40		$7.27		$8.78

Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.10	***	0.09	***	0.08	***	0.06	***
Net realized and unrealized gain (loss) on investments	1.57		0.90		1.05		2.12		(1.51)

Total income (loss) from investment operations	1.67		1.00		1.14		2.20		(1.45)

Less distributions to shareholders:
From net investment income	(0.10)		(0.10)		(0.08)		(0.07)		(0.06)

Net asset value, end of year	$12.93		$11.36		$10.46		$9.40		$7.27

Total Return(a)	14.71%		9.57%		12.11%		30.24%		(16.53)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$615,354		$546,331		$436,983		$339,287		$233,510
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%		0.76%		0.76%		0.76%		0.75%
After expense waiver	N/A		N/A		0.76%	(b)#	0.75%	(b)#	0.74%	(b)#
Net investment income (loss) to average daily net assets	0.86%		0.93%		0.88%		0.94%		0.76%
Portfolio turnover rate	18%		7%		3%		7%		25%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  127  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$11.65		$11.30	$10.38	$8.19	$10.68

Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.16 ***	0.17 ***	0.12 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	1.60		0.35	0.91	2.18	(2.50)

Total income (loss) from investment operations	1.79		0.51	1.08	2.30	(2.39)

Less distributions to shareholders:
From net investment income	(0.19)		(0.16)	(0.16)	(0.11)	(0.10)
Tax return of capital	(0.00	)†	-	-	-	-

Total distribution	(0.19)		(0.16)	(0.16)	(0.11)	(0.10)

Net asset value, end of year	$13.25		$11.65	$11.30	$10.38	$8.19

Total Return(a)	15.35%		4.47%	10.39%	28.10%	(22.41)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$751,170		$677,171	$724,614	$710,691	$567,426
Net expenses to average daily net assets	0.42%		0.42%	0.42%	0.42%	0.42%
Net investment income (loss) to average daily net assets	1.56%		1.45%	1.62%	1.37%	1.20%
Portfolio turnover rate	4%		6%	3%	2%	5%

***	Per share amount calculated on the average shares method.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
†	Tax return of capital is less than $0.01 per share.

–  128  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

	Class S
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	***
Net realized and unrealized gain (loss) on investments	0.75

Total income from investment operations	0.79

Less distributions to shareholders:
From net investment income	(0.03)
From net realized gains	(0.02)

Total distributions	(0.05)

Net asset value, end of period	$10.74

Total Return(a)	7.90%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,349
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%	*
After expense waiver	0.90%	*#
Net investment income (loss) to average daily net assets	0.53%	*
Portfolio turnover rate	79%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  129  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.14		$8.84		$8.42		$6.78		$9.10

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.03	***	0.07	***	0.03	***	0.02 ***
Net realized and unrealized gain (loss) on investments	0.77		0.30		0.42		1.64		(2.33)

Total income (loss) from investment operations	0.80		0.33		0.49		1.67		(2.31)

Less distributions to shareholders:
From net investment income	(0.03)		(0.03)		(0.07)		(0.03)		(0.01)

Net asset value, end of year	$9.91		$9.14		$8.84		$8.42		$6.78

Total Return(a)	8.74%		3.68%		5.80%		24.58%		(25.43)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$66,864		$71,627		$79,072		$91,674		$72,210
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%		0.88%		0.88%		0.88%		0.88%
After expense waiver	0.82%	#	N/A		0.87%	(b)#	0.87%	(b)#	0.88% #
Net investment income (loss) to average daily net assets	0.37%		0.30%		0.77%		0.39%		0.20%
Portfolio turnover rate	98%		28%		22%		23%		30%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  130  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.46		$9.14		$8.55		$7.01		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.02	)***	0.01	***	0.01	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.06		1.34		0.59		1.54		(2.99)

Total income (loss) from investment operations	0.04		1.32		0.60		1.55		(2.99)

Less distributions to shareholders:
From net investment income	-		-		(0.01)		(0.01)		-
From net realized gains	(0.41)		-		-		-		-

Net asset value, end of year	$10.09		$10.46		$9.14		$8.55		$7.01

Total Return(a)	0.36%		14.44%		7.08%		22.05%		(29.90)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$20,909		$26,241		$18,791		$33,787		$28,029
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		0.94%		0.93%		0.90%		0.96%
After expense waiver	N/A		0.91%	#	0.81%	(b)#	0.81%	(b)#	0.77%	(b)#
Net investment income (loss) to average daily net assets	(0.15)%		(0.21)%		0.16%		0.11%		(0.05)%
Portfolio turnover rate	98%		83%		68%		47%		56%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  131  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$8.17		$7.90		$7.56		$6.14		$8.49

Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.04	***	0.04	***	0.01	***	(0.00	)***††
Net realized and unrealized gain loss) on investments	0.11		0.27		0.34		1.41		(2.35)

Total income from investment operations	0.16		0.31		0.38		1.42		(2.35)

Less distributions to shareholders:
From net investment income	(0.05)		(0.04)		(0.04)		-		-

Net asset value, end of year	$8.28		$8.17		$7.90		$7.56		$6.14

Total Return(a)	2.00%		3.91%		4.96%		23.13%		(27.68)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$258,838		$269,166		$229,407		$217,508		$130,165
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.79%		0.80%		0.80%		0.80%
After expense waiver	N/A		N/A		0.78%	(b)#	0.71%	(b)#	0.76%	(b)#
Net investment income (loss) to average daily net assets	0.58%		0.51%		0.48%		0.16%		(.04)%
Portfolio turnover rate	114%		92%		181%		260%		224%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income (loss) is less than $.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  132  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.65		$6.03		$5.05		$3.84		$5.32

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.03	)***	(0.01	)***	(0.00	)***†	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.36)		0.65		0.99		1.21		(1.47)

Total income (loss) from investment operations	(0.39)		0.62		0.98		1.21		(1.48)

Net asset value, end of year	$6.26		$6.65		$6.03		$5.05		$3.84

Total Return(a)	(5.86)%		10.28%		19.41%		31.51%		(27.82)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$239,162		$240,002		$198,154		$108,281		$46,026
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.85%		0.86%		0.87%		0.87%
After expense waiver	0.83%	#	0.77%	#	0.80%	(b)#	0.83%	(b)#	0.84%	(b)#
Net investment income (loss) to average daily net assets	(0.51)%		(0.51)%		(0.17)%		(0.06)%		(0.07)%
Portfolio turnover rate	49%		24%		85%		93%		112%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  133  –

MASSMUTUAL SELECT OTC 100 FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$4.22		$4.17		$3.81		$2.56		$4.12

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	(0.00	)***†	0.02	***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.29		0.05		0.36		1.26		(1.55)

Total income (loss) from investment operations	0.29		0.05		0.38		1.25		(1.56)

Less distributions to shareholders:
From net investment income	-		-		(0.02)		-		-

Net asset value, end of year	$4.51		$4.22		$4.17		$3.81		$2.56

Total Return(a)	6.87%		1.20%		10.00%		48.83%		(37.71)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$16,179		$19,404		$25,880		$26,424		$7,211
Ratio of expenses to average daily net assets:
Before expense waiver	0.65%		0.61%		0.62%		0.67%		0.68%
After expense waiver	N/A		N/A		N/A		0.63%	#	0.54%	#
Net investment income (loss) to average daily net assets	(0.00)%		(0.01)%		0.45%		(0.36)%		(0.41)%
Portfolio turnover rate	7%		17%		30%		66%		65%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  134  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$17.11	$18.18	$17.19		$12.06		$13.48

Income (loss) from investment operations:
Net investment income (loss)	0.34 ***	0.09 ***	0.01	***	0.01	***	0.02	***
Net realized and unrealized gain (loss) on investments	3.12	0.54	2.01		5.53		(1.34)

Total income (loss) from investment operations	3.46	0.63	2.02		5.54		(1.32)

Less distributions to shareholders:
From net investment income	(0.35)	(0.10)	-		(0.00	)†	-
From net realized gains	(1.63)	(1.60)	(1.03)		(0.41)		(0.10)

Total distributions	(1.98)	(1.70)	(1.03)		(0.41)		(0.10)

Net asset value, end of year	$18.59	$17.11	$18.18		$17.19		$12.06

Total Return(a)	20.28%	3.45%	11.91%		45.94%		(9.76)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$384,859	$354,769	$326,445		$293,759		$114,178
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.80%	0.80%		0.80%		0.80%
After expense waiver	N/A	N/A	0.78%	(b)#	0.79%	(b)#	0.80%	(b)#
Net investment income (loss) to average daily net assets	1.89%	0.50%	0.08%		0.09%		0.13%
Portfolio turnover rate	36%	31%	32%		31%		78%

***	Per share amount calculated on the average shares method.
†	Net investment loss and distributions from net investment income are less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

–  135  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

	Class S
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	***
Net realized and unrealized gain (loss) on investments	1.39

Total income from investment operations	1.45

Less distributions to shareholders:
From net investment income	(0.02)
From net realized gains	(0.01)

Total distributions	(0.03)

Net asset value, end of period	$11.42

Total Return(a)	14.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$60,708
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%	*
After expense waiver	0.88%	*#
Net investment income (loss) to average daily net assets	1.51%	*
Portfolio turnover rate	7%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  136  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

	Class S
	Period ended 12/31/06†
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	***
Net realized and unrealized gain (loss) on investments	0.85

Total income from investment operations	0.96

Less distributions to shareholders:
From net investment income	(0.05)

Net asset value, end of period	$10.91

Total Return(a)	9.74%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$29,939
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%	*
After expense waiver	0.95%	*#
Net investment income (loss) to average daily net assets	1.40%	*
Portfolio turnover rate	63%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
†	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  137  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.46	$14.39	$12.02		$8.67		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 ***	0.03 ***	0.05	***	0.06	***	0.07	***
Net realized and unrealized gain (loss) on investments	2.09	0.69	2.68		3.35		(1.36)

Total income (loss) from investment operations	2.13	0.72	2.73		3.41		(1.29)

Less distributions to shareholders:
From net investment income	(0.01)	-	(0.03)		(0.04)		(0.04)
From net realized gains	(1.00)	(0.65)	(0.33)		(0.02)		-

Total distributions	(1.01)	(0.65)	(0.36)		(0.06)		(0.04)

Net asset value, end of year	$15.58	$14.46	$14.39		$12.02		$8.67

Total Return(a)	14.97%	5.01%	22.86%		39.37%		(12.92)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$288,826	$221,271	$188,743		$80,661		$44,356
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%	1.05%	1.05%		1.07%		1.20%
After expense waiver	N/A	N/A	1.00%	(b)#	0.97%	(b)#	0.96%	(b)#
Net investment income (loss) to average daily net assets	0.26%	0.20%	0.40%		0.58%		0.76%
Portfolio turnover rate	50%	56%	36%		58%		69%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  138  –

MASSMUTUAL SELECT SMALL CAP CORE EQUITY FUND

	Class S
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	***
Net realized and unrealized gain (loss) on investments	0.32

Total income from investment operations	0.37

Less distributions to shareholders:
From net investment income	(0.02)

Net asset value, end of period	$10.35

Total Return(a)	3.71%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$20,755
Ratio of expenses to average daily net assets:
Before expense waiver	1.49%	*
After expense waiver	0.95%	*#
Net investment income (loss) to average daily net assets	0.63%	*
Portfolio turnover rate	99%	**

*	Annualized.
**	Percentage represents the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  139  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.12		$8.97		$7.79		$5.96		$8.27

Income (loss) from investment operations:
Net investment income (loss)	0.06	***	(0.01	)***	(0.02	)***	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.54		1.16		1.20		1.85		(2.28)

Total income (loss) from investment operations	0.60		1.15		1.18		1.83		(2.31)

Less distributions to shareholders:
From net investment income	(0.07)		-		-		-		-

Net asset value, end of year	$10.65		$10.12		$8.97		$7.79		$5.96

Total Return(a)	5.97%		12.82%		15.15%		30.70%		(27.93)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$68,251		$70,676		$50,160		$68,504		$47,443
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%		0.83%		0.83%		0.83%		0.83%
After expense waiver	N/A		N/A		0.80%	(b)#	0.79%	(b)#	0.82%	#
Net investment income (loss) to average daily net assets	0.59%		(0.12)%		(0.22)%		(0.32)%		(0.43)%
Portfolio turnover rate	130%		117%		93%		128%		284%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

–  140  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.54		$13.39		$11.37		$8.22		$10.41

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	(0.03	)***	(0.05	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.05		1.79		2.09		3.19		(2.15)

Total income (loss) from investment operations	1.08		1.76		2.04		3.15		(2.19)

Less distributions to shareholders:
From net realized gains	(1.12)		(0.61)		(0.02)		-		-

Net asset value, end of year	$14.50		$14.54		$13.39		$11.37		$8.22

Total Return(a)	7.55%		13.17%		17.98%		38.32%		(21.04)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$229,547		$273,591		$206,865		$125,907		$72,595
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.86%		0.86%		0.86%		0.87%
After expense waiver	N/A		N/A		0.85%	(b)#	0.85%	(b)#	0.85%	(b)#
Net investment income (loss) to average daily net assets	0.21%		(0.19)%		(0.41)%		(0.44)%		(0.48)%
Portfolio turnover rate	42%		28%		42%		54%		61%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  141  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$16.24		$14.61		$12.84		$8.91		$11.92

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.04	)***	(0.06	)***	(0.06	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	1.58		1.67		1.83		3.99		(2.95)

Total income (loss) from investment operations	1.54		1.63		1.77		3.93		(3.01)

Less distributions to shareholders:
From net realized gains	(1.14)		-		-		-		-

Net asset value, end of year	$16.64		$16.24		$14.61		$12.84		$8.91

Total Return(a)	9.49%		11.23%		13.79%		44.11%		(25.25)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$284,413		$288,954		$241,673		$243,909		$123,762
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.97%		0.97%		0.97%		0.97%
After expense waiver	N/A		N/A		0.94%	(b)#	0.95%	(b)#	0.96%	(b)#
Net investment income (loss) to average daily net assets	(0.26)%		(0.29)%		(0.47)%		(0.57)%		(0.54)%
Portfolio turnover rate	84%		59%		64%		56%		51%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Account (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  142  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.90		$10.21		$10.78		$7.02		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.07	)***	(0.04	)***	(0.05	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.57		(0.01)		0.21	†	4.33		(2.95)

Total income (loss) from investment operations	1.50		(0.08)		0.17		4.28		(2.98)

Less distributions to shareholders:
From net realized gains	(0.71)		(0.23)		(0.74)		(0.52)		-

Net asset value, end of year	$10.69		$9.90		$10.21		$10.78		$7.02

Total Return(a)	15.44%		(0.67)%		2.25%		60.66%		(29.70)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$39,194		$24,869		$28,081		$30,181		$8,763
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.10%		1.08%		1.14%		1.39%
After expense waiver	N/A		1.08%	#	0.92%	(b)#	0.92%	(b)#	0.80%	(b)#
Net investment income (loss) to average daily net assets	(0.70)%		(0.74)%		(0.34)%		(0.55)%		(0.41)%
Portfolio turnover rate	102%		149%		220%		141%		150%

***	Per share amount calculated on the average shares method.
†	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  143  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

	Class S
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.09		$6.03		$5.24		$3.58		$6.15

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.03	)***	(0.04	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.39		0.09		0.83		1.70		(2.54)

Total income (loss) from investment operations	0.36		0.06		0.79		1.66		(2.57)

Net asset value, end of year	$6.45		$6.09		$6.03		$5.24		$3.58

Total Return(a)	5.91%		1.00%		15.08%		46.37%		(41.79)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$50,464		$42,591		$39,812		$41,306		$24,658
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.96%		0.97%		0.98%		0.96%
After expense waiver	N/A		N/A		N/A		0.94%	#	0.89%	#
Net investment income (loss) to average daily net assets	(0.46)%		(0.59)%		0.81%		(0.81)%		(0.73)%
Portfolio turnover rate	288%		124%		176%		198%		175%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  144  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

	Class S
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	0.06

Total income from investment operations	0.07

Less distributions to shareholders:
From net investment income	(0.01)

Net asset value, end of period	$10.06

Total Return(a)	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$11,404
Ratio of expenses to average daily net assets:
Before expense waiver	8.30%	*
After expense waiver	0.99%	*#
Net investment income (loss) to average daily net assets	1.40%	*
Portfolio turnover rate	0%

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  145  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.05	$11.03	$9.62		$7.37		$8.43

Income (loss) from investment operations:
Net investment income (loss)	0.26 ***	0.13 ***	0.10	***	0.06	***	0.05	***
Net realized and unrealized gain (loss) on investments	2.81	1.16	1.63		2.23		(1.09)

Total income (loss) from investment operations	3.07	1.29	1.73		2.29		(1.04)

Less distributions to shareholders:
From net investment income	(0.23)	(0.23)	(0.09)		(0.04)		(0.02)
Tax return of capital	-	-	-		-		(0.00	)†
From net realized gains	(0.95)	(1.04)	(0.23)		-		-

Total distributions	(1.18)	(1.27)	(0.32)		(0.04)		(0.02)

Net asset value, end of year	$12.94	$11.05	$11.03		$9.62		$7.37

Total Return(a)	27.77%	11.73%	17.98%		30.87%		(12.23)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$458,067	$308,301	$211,818		$134,965		$54,437
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	1.17%	1.19%		1.29%		1.68%
After expense waiver	N/A	N/A	1.18%	(b)#	1.19%	(b)#	1.18%	(b)#
Net investment income (loss) to average daily net assets	2.05%	1.11%	0.96%		0.69%		0.68%
Portfolio turnover rate	36%	88%	66%		92%		138%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and tax return of capital are less than $0.01 per share.
††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  146  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03†
Net asset value, beginning of year	$10.22	$10.34	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.35 ***	0.61 ***	0.37 ***	-
Net realized and unrealized gain (loss) on investments	0.21	(0.27)	0.30	-

Total income from investment operations	0.56	0.34	0.67	-

Less distributions to shareholders:
From net investment income	(0.36)	(0.38)	(0.29)	-
From net realized gains	(0.15)	(0.08)	(0.04)	-

Total distributions	(0.51)	(0.46)	(0.33)	-

Net asset value, end of year	$10.27	$10.22	$10.34	$10.00

Total Return(a)	5.47%	3.29%	6.71%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$8,773	$4,445	$1,195	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.09%	0.71%	-	‡
After expense waiver	N/A	N/A	0.12% #	-	‡
Net investment income (loss) to average daily net assets	3.41%	5.82%	3.64%	-	‡
Portfolio turnover rate	27%	15%	33%	N/A

***	Per share amount calculated on the average shares method.
†	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimus due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  147  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.61	$10.57	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.40 ***	0.61 ***	0.36 ***	-
Net realized and unrealized gain (loss) on investments	0.33	(0.17)	0.42	-

Total income from investment operations	0.73	0.44	0.78	-

Less distributions to shareholders:
From net investment income	(0.35)	(0.34)	(0.19)	-
From net realized gains	(0.16)	(0.06)	(0.02)	-

Total distributions	(0.51)	(0.40)	(0.21)	-

Net asset value, end of year	$10.83	$10.61	$10.57	$10.00

Total Return(a)	6.90%	4.15%	7.80%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$17,935	$12,104	$2,319	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.12%	0.14%	0.73%	-	‡
After expense waiver	0.10% #	0.10% #	0.10% #	-	‡
Net investment income (loss) to average daily net assets	3.66%	5.69%	3.49%	-	‡
Portfolio turnover rate	34%	17%	28%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  148  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.96	$10.78	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.30 ***	0.38 ***	0.52 ***	-
Net realized and unrealized gain (loss) on investments	0.58	0.23	0.50	-

Total income from investment operations	0.88	0.61	1.02	-

Less distributions to shareholders:
From net investment income	(0.29)	(0.30)	(0.20)	-
From net realized gains	(0.29)	(0.13)	(0.04)	-

Total distributions	(0.58)	(0.43)	(0.24)	-

Net asset value, end of year	$11.26	$10.96	$10.78	$10.00

Total Return(a)	8.12%	5.65%	10.19%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$66,802	$35,933	$12,389	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.10%	0.21%	-	‡
After expense waiver	N/A	N/A	0.10% #	-	‡
Net investment income (loss) to average daily net assets	2.69%	3.45%	5.00%	-	‡
Portfolio turnover rate	32%	23%	19%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

–  149  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.55	$11.14	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20 ***	0.27 ***	0.33 ***	-
Net realized and unrealized gain (loss) on investments	0.95	0.51	0.94	-

Total income from investment operations	1.15	0.78	1.27	-

Less distributions to shareholders:
From net investment income	(0.22)	(0.21)	(0.12)	-
From net realized gains	(0.37)	(0.16)	(0.01)	-

Total distributions	(0.59)	(0.37)	(0.13)	-

Net asset value, end of year	$12.11	$11.55	$11.14	$10.00

Total Return(a)	10.17%	6.98%	12.71%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$42,835	$18,300	$4,245	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.10%	0.45%	-	‡
After expense waiver	N/A	N/A	0.10% #	N/A	‡
Net investment income (loss) to average daily net assets	1.66%	2.42%	3.16%	0.00%	‡
Portfolio turnover rate	34%	17%	10%	N/A

***	Per share amount calculated on the average share method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  150  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class S
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.82	$11.28	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.27 ***	0.09 ***	-
Net realized and unrealized gain (loss) on investments	1.28	0.63	1.29	-

Total income from investment operations	1.36	0.90	1.38	-

Less distributions to shareholders:
From net investment income	(0.17)	(0.15)	(0.08)	-
From net realized gains	(0.56)	(0.21)	(0.02)	-

Total distributions	(0.73)	(0.36)	(0.10)	-

Net asset value, end of year	$12.45	$11.82	$11.28	$10.00

Total Return(a)	11.63%	8.00%	13.75%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$27,944	$27,274	$1,741	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.10%	0.66%	-	‡
After expense waiver	N/A	0.10% #	0.10% #	-	‡
Net investment income (loss) to average daily net assets	0.67%	2.37%	0.85%	-	‡
Portfolio turnover rate	42%	18%	13%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  151  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices; and

•	to generate additional investment returns for the Diversified International Fund.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so

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purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Bond Fund can buy “structured” notes, which are specially-designed debt investments which principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to

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protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may also enter into stock index futures contracts. These Funds and the Strategic Bond Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

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Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Indexing v. Active Management

Active management involves the Sub-Adviser buying and selling securities based on research and analysis. Unlike Funds that are actively managed, the Indexed Equity Fund and the OTC 100 Fund are “index” funds – they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although the OTC 100 Fund is technically non-diversified for purposes of the 1940 Act – see Non-Diversification Risk on page 96). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500 Index as closely as possible for the Indexed Equity Fund and the NASDAQ 100 Index for the OTC 100 Fund, NTI, the Funds’ Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index or NASDAQ 100 Index, as the case may be, using a process known as “optimization.” Each Fund may not hold every one of the stocks in its target Index. The Funds utilize “optimization,” a statistical sampling technique, in an effort to run an efficient and effective strategy.

Optimization will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser, or in the case of the Destination Retirement Funds, the Fund’s Adviser, except for the Value Equity Fund’s Sub-Adviser, may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. The Value Equity Fund reserves the right to invest for temporary or defensive purposes, without limitation in preferred stock and investment grade debt instruments. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or

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redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Issuer Diversification

The Value Equity Fund, the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company is generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage- backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the

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Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there

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are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class Y shares of the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Select Strategic Bond Fund	Western Asset Management Company/Western Asset Management Company Limited

Large Cap Value
MassMutual Select Diversified Value Fund	AllianceBernstein L.P.
MassMutual Select Fundamental Value Fund	Wellington Management Company, LLP
MassMutual Select Value Equity Fund	Fidelity Management & Research Company
MassMutual Select Large Cap Value Fund	Davis Selected Advisers, L.P.

Large Cap Core
MassMutual Select Indexed Equity Fund	Northern Trust Investments, N.A.
MassMutual Select Core Opportunities Fund	Victory Capital Management Inc.

Large Cap Growth
MassMutual Select Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
MassMutual Select Large Cap Growth Fund	AllianceBernstein L.P.
MassMutual Select Growth Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
MassMutual Select Aggressive Growth Fund	Sands Capital Management, LLC/Delaware Management Company
MassMutual Select OTC 100 Fund	Northern Trust Investments, N.A.

Mid/Small Cap Value
MassMutual Select Focused Value Fund	Harris Associates L.P./Cooke & Bieler, L.P.
MassMutual Select Mid-Cap Value Fund	Cooke & Bieler, L.P.
MassMutual Select Small Cap Value Equity Fund	SSgA Funds Management, Inc.
MassMutual Select Small Company Value Fund	Clover Capital Management, Inc./T. Rowe Price Associates, Inc./EARNEST Partners, LLC

Small Cap Core
MassMutual Select Small Cap Core Equity Fund	Goldman Sachs Asset Management, L.P.

Mid/Small Cap Growth
MassMutual Select Mid Cap Growth Equity Fund	Navellier & Associates, Inc.
MassMutual Select Mid Cap Growth Equity II Fund	T. Rowe Price Associates, Inc.
MassMutual Select Small Cap Growth Equity Fund	Waddell & Reed Investment Management Company/ Wellington Management Company, LLP
MassMutual Select Small Company Growth Fund	Mazama Capital Management, Inc./Eagle Asset Management, Inc.
MassMutual Select Emerging Growth Fund	Delaware Management Company/Insight Capital Research & Management, Inc.

International/Global
MassMutual Select Diversified International Fund	AllianceBernstein L.P.
MassMutual Select Overseas Fund	Harris Associates L.P./Massachusetts Financial Services Company

Lifestyle/Asset Allocation
MassMutual Select Strategic Balanced Fund	ClearBridge Advisors, LLC/Western Asset Management Company/Western Asset Management Company Limited
MassMutual Select Destination Retirement Income Fund
MassMutual Select Destination Retirement 2010 Fund
MassMutual Select Destination Retirement 2020 Fund
MassMutual Select Destination Retirement 2030 Fund
MassMutual Select Destination Retirement 2040 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

April 2, 2007

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Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 94.

•	Investment return over the past ten years, or since inception if the Fund is less than ten years old.

•	Average annual total returns for the last one-, five- and ten-year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, average annual total returns for Class Y shares of a Fund are based on the performance of Class S Shares, adjusted for class specific expenses.

Performance information provided for some of the Funds is based on either a composite of all portfolios managed by the Fund’s sub-adviser, or on a mutual fund managed by the Fund’s sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate the sub-adviser’s performance in managing such a portfolio. In such cases, the performance provided does not show the particular Fund’s performance. For the composites, some of these portfolios are mutual funds registered with the Securities and Exchange Commission (“SEC”) and some are private accounts. The performance provided reflects the sub-adviser’s composite or mutual fund performance, adjusted for estimated expenses of each class of the relevant Fund. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds’ performance would not have been lower had it been in operation during the periods for which composite or mutual fund performance is provided. The Funds’ performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the sub-advisers is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

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Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund’s “Total Annual Fund Operating Expenses” and, in some cases, “Net Fund Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

Important Information about the Focused Value Fund

Massachusetts Mutual Life Insurance Company (“MassMutual”) will gradually change the allocation of assets between the Focused Value Fund’s two sub-advisers, Harris Associates L.P. (“Harris”) and Cooke & Bieler, L.P. (“Cooke & Bieler”), with the ultimate goal of removing Cooke & Bieler as co-Sub-Adviser to the Fund. This action is intended to bring the Fund back to its original roots as a concentrated portfolio of securities that span the stock capitalization range, managed solely by Harris. While the investment objective of the Fund will not change, the removal of Cooke & Bieler may increase the volatility of the Fund because the Fund will ultimately hold fewer securities. Neither the Management Fees nor the Total Fund Expenses are expected to change due to this sub-adviser change.

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MassMutual Select Strategic Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

The Fund’s Sub-Adviser, Western Asset Management Company’s (“Western Asset”) opportunistic approach seeks to capitalize on inefficiencies in fixed income markets to add incremental value to the Fund’s portfolio. Western Asset places significant emphasis on risk management since the general objective is to exceed benchmark returns while approximating benchmark risk. When making investment decisions, Western Asset focuses on such critical areas as sector allocation, issue selection, duration weighting and term structure. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: the construction of an outlook for fundamental economic activity, the review of historical yield spreads or corporate debt versus Treasuries and the evaluation of changes in credit quality and its impact on prices.

The Fund’s target average modified duration is expected to range within 30% of the duration of the domestic bond market as a whole. “Duration” refers to the range within which the average modified duration of a portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the period shown above, the highest quarterly return for the Fund was 4.20% for the quarter ended September 30, 2006 and the lowest quarterly return was -0.80% for the quarter ended March 31, 2006.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/04)
Return Before Taxes – Class Y	4.38%	2.96%
Return After Taxes on Distributions – Class Y	2.99%	1.96%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	2.85%	1.95%

Lehman Brothers® Aggregate Bond Index^	4.33%	3.48%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

–  6  –

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.16%
Total Annual Fund Operating Expenses(2)(3)(4)	.71%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$73	$227	$395	$883

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed .75%. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Western Asset Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Western Asset for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 4.39% for the quarter ended June 30, 2003 and the lowest was -2.19% for the quarter ended June 30, 2004.

Western Asset Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Western Asset’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Western Asset Composite
Class Y*	5.15%	6.37%	7.09%

Lehman Brothers Aggregate Bond Index^	4.33%	5.06%	6.24%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Strategic Bond Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  7  –

MassMutual Select Strategic Balanced Fund

Investment Objective

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategies and Risks

To obtain its objective, the Fund takes a multi-managed approach whereby two Sub-Advisers independently manage their own portion of the Fund’s assets. ClearBridge Advisors, LLC (“ClearBridge”) manages the equity component and Western Asset Management Company (“Western Asset”) manages the fixed income component.

The equity component will invest primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The equity component generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when ClearBridge believes smaller companies offer more attractive value opportunities.

The fixed income component will invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, in both U.S. dollars and local currencies. It also allows for opportunistic use of non-dollar, high-yield, and emerging market securities to enhance portfolio returns and lower volatility. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund’s target allocation is 60% equity securities and 40% fixed income securities but may fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s Adviser may change the allocation of the Fund’s assets between the Fund’s Sub-Advisers on a basis determined by the Fund’s Adviser to be in the best interest of shareholders. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 5.42% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.29% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class Y	11.90%	7.07%
Return After Taxes on Distributions – Class Y	11.08%	6.52%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	8.20%	5.87%

Russell 3000® Index^	15.72%	11.19%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-

–  8  –

Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.23%
Total Annual Fund Operating Expenses(2)(3)	.83%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$85	$265	$460	$1,025

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

ClearBridge and Western Asset Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
ClearBridge Mutual Fund	21.80%, 2Q 2003	-22.07%, 3Q 2002
Western Asset Composite	4.37%, 2Q 2003	-2.21%, 2Q 2004

ClearBridge and Western Asset Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
ClearBridge Mutual Fund
Class Y*	17.49%	5.76%	9.29%

Lipper Balanced Fund Index^	11.60%	6.51%	7.44%
Russell 3000 Index^^	15.72%	7.17%	8.64%

	One Year	Five Years	Ten Years
Western Asset Composite
Class Y*	5.04%	6.30%	7.03%

Lipper Balanced Fund Index^	11.60%	6.51%	7.44%
Lehman Brothers Aggregate Bond Index^^^	4.33%	5.06%	6.24%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by Western Asset, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. ClearBridge’s Similar Account performance is from a mutual fund managed by

–  9  –

ClearBridge (the Legg Mason Partners Fundamental Value Fund) with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by ClearBridge, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. Each Sub-Adviser’s Similar Account performance does not represent the historical performance of the MassMutual Select Strategic Balanced Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  10  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Diversified Value Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices.

The Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. The investment process begins with a broad universe of about 650 stocks encompassing most of the S&P 500 and the Russell 1000® Value Index. AllianceBernstein will invest the Fund’s assets in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. AllianceBernstein seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. In addition, to moderate risk, AllianceBernstein may buy companies among the largest in the benchmark (the Russell 1000 Value Index) even if such companies are not attractive from a risk-adjusted return basis. In such cases, AllianceBernstein will underweight these companies versus their weight in the benchmark. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. AllianceBernstein uses a risk factor model to control risk. This model includes broad industry sectors and various measures of financial and valuation characteristics. AllianceBernstein looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, AllianceBernstein prefers stocks with lower accruals. In addition, earnings revisions and momentum tools are incorporated into the portfolio management process to optimize the timing of purchases and sales. To limit stock-specific risk relative to the benchmark, AllianceBernstein employs constraints on security and sector over/underweights.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the period shown above, the highest quarterly return for the Fund was 7.98% for the quarter ended December 31, 2006 and the lowest quarterly return was -0.27% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (10/15/04)
Return Before Taxes – Class Y	21.92%	17.49%
Return After Taxes on Distributions – Class Y	21.09%	16.80%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	15.33%	14.99%

Russell 1000® Value Index^	22.25%	18.32%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  12  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.18%
Total Annual Fund Operating Expenses(2)(3)	.68%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$69	$218	$379	$847

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 16.45% for the quarter ended June 30, 2003 and the lowest was -18.85% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite
Class Y*	21.90%	10.93%	9.36%

Russell 1000 Value Index^	22.25%	10.86%	7.81%

* Performance shown is the composite of all portfolios with about 150 stocks managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  13  –

MassMutual Select Fundamental Value Fund

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment approach of the Fund’s Sub-Adviser, Wellington Management Company, LLP (“Wellington Management”), is based on the fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. This process of stock selection is sometimes referred to as a “bottom-up” process and frequently leads to contrarian industry weightings. Existing holdings are sold as they approach their price targets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 17.20% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.02% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes –Class Y	21.05%	7.84%	7.83%
Return After Taxes on Distributions –Class Y	19.39%	7.27%	7.26%
Return After Taxes on Distributions and Sale of Fund Shares –Class Y	15.75%	6.70%	6.70%

Russell 1000® Value Index^	22.25%	10.86%	10.70%
S&P 500® Index^^	15.78%	6.19%	5.94%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund’s investment strategy.

–  14  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.18%
Total Annual Fund Operating Expenses(2)(3)	.83%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$85	$265	$460	$1,025

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Wellington Management Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 17.32% for the quarter ended June 30, 2003 and the lowest was -20.04% for the quarter ended September 30, 2002.

Wellington Management Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Wellington Management’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite Class Y*	21.48%	7.65%	10.31%

Russell 1000 Value Index^	22.25%	10.86%	11.00%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Fundamental Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  15  –

MassMutual Select Value Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/earnings (P/E), price/sales (P/S), or price/book (P/B) ratios, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR normally invests at least 80% of the Fund’s net assets in equity securities. FMR normally invests the Fund’s assets primarily in common stocks. FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

Note that although the Fund was originally registered as a non-diversified fund, under a position of the SEC, the Fund is currently required to operate as a diversified fund and will not operate as a non-diversified fund in the future until it obtains any necessary shareholder approval.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 15.56% for the quarter ended June 30, 2003 and the lowest quarterly return was -18.23% for the quarter ended September 30, 2002.

–  16  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes – Class Y	13.33%	8.35%	6.13%
Return After Taxes on Distributions – Class Y	9.95%	7.04%	4.98%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	11.31%	6.86%	4.95%

Russell 1000® Value Index^	22.25%	10.86%	8.66%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.21%
Total Annual Fund Operating Expenses(2)(3)	.91%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$93	$290	$504	$1,120

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  17  –

MassMutual Select Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting businesses that possess characteristics that the Fund’s Sub-Adviser, Davis Selected Advisers, L.P. (“Davis”) believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis will normally invest at least 80% of the Fund’s net assets in common stock of companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

Using intensive research into company fundamentals, the Sub-Adviser looks for factors, both quantitative and qualitative, that it believes foster sustainable long-term business growth. While few companies will exhibit all of these qualities, the Sub-Adviser believes that nearly every company in which it invests has a majority and appropriate mix of these traits:

•	First-Class Management: Proven track record; Significant personal ownership stake in business; Intelligent allocators of capital; Smart appliers of technology to improve business and lower costs;

•	Strong Financial Condition and Profitability: Strong balance sheets; Low cost structure/low debt; High after-tax returns on capital; High quality of earnings;

•	Strategic Positioning for the Long-Term: Non-obsolescent products/industries; Dominant position in a growing market; Global presence and brand names.

The Fund may also invest in foreign securities and may, but generally does not, use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 17.17% for the quarter ended June 30, 2003 and the lowest quarterly return was -13.43% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class Y	14.65%	8.81%	4.61%
Return After Taxes on Distributions – Class Y	14.52%	8.66%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	9.68%	7.60%	3.91%

S&P 500® Index^	15.78%	6.19%	1.30%
Russell 1000® Value Index^^	22.25%	10.86%	8.32%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  18  –

^^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.20%
Total Annual Fund Operating Expenses(2)(3)	.85%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$87	$271	$471	$1,049

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.44% for the quarter ended December 31, 1998 and the lowest was -14.50% for the quarter ended September 30, 1998.

Davis Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Davis’ investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Davis Composite Class Y*	15.10%	9.27%	10.73%

S&P 500® Index^	15.78%	6.19%	8.42%
Russell 1000 Value Index^^	22.25%	10.86%	11.00%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. Davis’ composite includes performance of the Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  19  –

MassMutual Select Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index1. The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 155). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes. The Sub-Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500 Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Derivative Risk,
Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

1 “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 21.09% for the quarter ended December 31, 1998 and the lowest was -17.31% for the quarter ended September 30, 2002.

–  20  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Ten Years
Return Before Taxes
Class Y+	15.27%	5.70%	7.88%

S&P 500® Index^	15.78%	6.19%	8.42%

(1) The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio in which the Fund previously invested, adjusted to reflect the Fund’s fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y shares of the Fund prior to March 1, 1998 is based on Class S shares adjusted to reflect Class Y expenses.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (3/1/98)
Return Before Taxes – Class Y	15.27%	5.70%	4.60%
Return After Taxes on Distributions – Class Y	15.03%	5.44%	4.22%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	10.23%	4.83%	3.81%

S&P 500 Index^	15.78%	6.19%	5.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund Assets) (% of average net assets)
Management Fees	.10%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.35%
Total Annual Fund Operating Expenses(2)(3)	.45%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$46	$144	$252	$567

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  21  –

MassMutual Select Core Opportunities Fund

Investment Objective

This Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund’s Sub-Adviser, Victory Capital Management Inc. (“Victory”), seeks to invest in both growth and value securities.

•	Growth stocks are stocks of companies that the Sub-Adviser believes will experience earnings growth; and

•	Value stocks are stocks that the Sub-Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Sub-Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer’s underlying assets, and expected future relative earnings growth. The Sub-Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The Fund began operations March 31, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.57%
Total Annual Fund Operating Expenses(2)	1.27%

Less Expense Reimbursement	(.32%)
Net Fund Expenses(3)(4)	.95%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$97	$371

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

–  22  –

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed .95%. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Victory Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Victory for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 19.89% for the quarter ended June 30, 2003 and the lowest was -19.01% for the quarter ended September 30, 2002.

Victory Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Victory’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Victory Composite
Class Y*	13.88%	7.68%	11.08%

S&P 500® Index^	15.78%	6.19%	8.42%

* Performance shown is a composite of all portfolios managed by Victory with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Core Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  23  –

MassMutual Select Blue Chip Growth Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the view of the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), are well established in their industries and have the potential for above-average earnings growth. The Sub-Adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals. The investment approach reflects the Sub-Adviser’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with Fund objectives. The Fund’s investments in foreign securities are limited to 20% of its total assets.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 13.40% for the quarter ended June 30, 2003 and the lowest quarterly return was -16.14% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/01)
Return Before Taxes – Class Y	8.64%	1.93%	0.02%
Return After Taxes on Distributions – Class Y	8.59%	1.88%	-0.02%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	5.67%	1.64%	0.01%

Russell 1000® Growth Index^	9.07%	2.69%	0.62%
S&P 500® Index^^	15.78%	6.19%	3.99%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  24  –

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.30%
Total Annual Fund Operating Expenses(2)	1.00%

Less Expense Reimbursement(3)	(.10%	)
Net Fund Expenses(4)	.90%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$92	$308	$543	$1,216

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fee through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 24.76% for the quarter ended December 31, 1998 and the lowest was -17.20% for the quarter ended March 31, 2001.

–  25  –

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund
Class Y*	9.63%	4.45%	7.41%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is from a composite of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. T. Rowe Price replaced Fidelity Management & Research Company as the Fund’s Sub-Adviser on February 16, 2006. The composite performance does not represent the historical performance of the MassMutual Select Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  26  –

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MassMutual Select Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. AllianceBernstein may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

AllianceBernstein’s investment strategy focuses on a relatively small number of intensively researched companies. AllianceBernstein selects the Fund’s investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, AllianceBernstein invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. AllianceBernstein will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 12.41% for the quarter ended June 30, 2003 and the lowest quarterly return was -17.41% for the quarter ended June 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class Y	0.37%	0.97%	0.96%
Return After Taxes on Distributions – Class Y	-0.22%	0.84%	0.84%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	1.02%	0.82%	0.82%

Russell 1000® Growth Index^	9.07%	2.69%	2.38%
S&P 500® Index^^	15.78%	6.19%	5.94%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  28  –

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.33%
Total Annual Fund Operating Expenses(2)(3)	.98%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$100	$312	$542	$1,201

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 30.93% for the quarter ended December 31, 1998 and the lowest was -17.54% for the quarter ended September 30, 2001.

–  29  –

AllianceBernstein Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
AllianceBernstein Composite Class Y*	0.41%	1.15%	6.91%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  30  –

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MassMutual Select Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), believes offer prospects for long-term growth.

GMO uses proprietary research and multiple quantitative models to identify stocks it believes are undervalued and stocks in the growth universe it believes have improving fundamentals. Generally, these stocks are trading at prices below what GMO believes to be their intrinsic value. GMO also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline, industry and sector weight, and market capitalization. The factors considered by GMO and the models may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligate to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 14.74% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.30% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years		Since Inception (5/3/99)
Return Before Taxes –Class Y	1.88%	-	0.26%	-	1.32%
Return After Taxes on Distributions –Class Y	1.80%	-	0.30%	-	1.73%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	1.33%	-	0.22%	-	1.32%

Russell 1000® Growth Index^	9.07%		2.69%	-	1.63%
S&P 500® Index^^	15.78%		6.19%		2.41%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  32  –

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.68%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.17%
Total Annual Fund Operating Expenses(2)(3)	.85%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$87	$271	$471	$1,049

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

GMO Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by GMO for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 27.42% for the quarter ended December 31, 1998 and the lowest was -21.52% for the quarter ended March 31, 2001.

–  33  –

GMO Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares GMO’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
GMO Composite
Class Y*	1.99%	1.66%	6.16%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all portfolios managed by GMO with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. GMO replaced Massachusetts Financial Services Company as the Fund’s Sub-Adviser on June 1, 2004. The composite performance does not represent the historical performance of the MassMutual Select Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  34  –

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MassMutual Select Aggressive Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Sands Capital Management, LLC (“Sands Capital”), generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Sub-Adviser looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued rationally in relation to comparable companies in the market. Sands Capital emphasizes investments in large capitalization growth companies. Sands Capital does not typically invest in companies that have market capitalizations of less than $1 billion. Sands Capital may invest up to 20% of its portion of the portfolio in securities issued by non-U.S. companies.

Delaware Management Company (“DMC”), invests primarily in common stocks of large capitalization growth-oriented companies that DMC believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, DMC seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. DMC also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. DMC currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $1.18 billion to $424.52 billion as of January 31, 2007, DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page 96.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 19.86% for the quarter ended December 31, 2001 and the lowest quarterly return was -26.38% for the quarter ended March 31, 2001.

–  36  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes –Class Y	-5.90%	3.21%		-6.83%
Return After Taxes on Distributions – Class Y	-5.90%	3.21%		-6.84%
Return After Taxes on Distributions and Sale of Fund Shares –Class Y	-3.84%	2.76%		-5.62%

Russell 1000® Growth Index^	9.07%	2.69%	-	5.39%
S&P 500® Index^^	15.78%	6.19%		1.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.73%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.22%
Total Annual Fund Operating Expenses(2)(3)	.95%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$97	$303	$525	$1,166

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  37  –

Prior Performance for Similar Accounts managed by Sands Capital and DMC or certain of its affiliates*

The bar chart illustrates the variability of returns achieved by Sands Capital and DMC or certain of its affiliates for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Sands Capital Composite	32.73%, 4Q 1998	-23.34%, 3Q 2001
DMC Composite	14.66%, 1Q 2000	-21.43%, 3Q 2001

Average Annual Total Returns for

Similar Accounts managed by Sands Capital and DMC or certain of its affiliates*

(for the periods ended December 31, 2006)

The table compares investment results for accounts managed by Sands Capital and DMC or certain of its affiliates with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Sands Capital Composite
Class Y*	-6.15%	3.95%	9.28%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

			Since Inception (1/1/00)
DMC Composite
Class Y*	2.05%	0.99%	-4.32%

Russell 1000 Growth Index^	9.07%	2.69%	-4.87%
S&P 500 Index^^	15.78%	6.19%	1.12%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser or, in the case of DMC, certain of its affiliates, with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. For DMC, the composite includes portfolios that are registered investment companies whose performance has been calculated gross of fees and adheres to Global Investment Performance Standards. The bar chart is based on Class Y expenses. The portfolio management team responsible for the portfolios in the DMC composite changed to the team led by Mr. Van Harte on April 4, 2005. Certain changes were made to the investment policies and strategies of the portfolios in the DMC composite in connection with the changes to the portfolio management team. Sands Capital replaced Janus Capital Management LLC as the Fund’s Sub-Adviser on January 5, 2004. DMC became a co-Sub-Adviser of the Fund on June 6, 2006. The composite performance does not represent the historical performance of the MassMutual Select Aggressive Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 155). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 34.75% for the quarter ended December 31, 2001 and the lowest quarterly return was -36.19% for the quarter ended September 30, 2001.

–  40  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes –Class Y	6.68%	1.78%	-11.31%
Return After Taxes on Distributions – Class Y	6.68%	1.77%	-11.32%
Return After Taxes on Distributions and Sale of Fund Shares –Class Y	4.34%	1.52%	-9.04%

NASDAQ 100 Index®^	6.79%	2.18%	-10.83%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index or its use of any data included therein. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.15%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.60%
Total Annual Fund Operating Expenses(2)(3)	.75%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$77	$240	$417	$930

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  41  –

MassMutual Select Focused Value Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. equity securities.

As a “non-diversified” fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” described on page 96.

The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Harris Associates L.P. (“Harris”) seeks out companies that it believes are trading at significant discounts to their underlying value. Harris utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations over $1 billion and which have significant profit potential.

Sell targets are generally set when a stock is first purchased. The Sub-Adviser generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when it is determined that management is no longer a steward of shareholder interests.

Harris intends to invest primarily in U.S. companies, but may invest up to 25% of its portion of the portfolio (valued at the time of investment) in securities of non-U.S. issuers. These may include foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund’s foreign investments, but the Fund does not expect to invest more than 5% of its total assets in securities of issuers based in emerging markets.

Cooke & Bieler, L.P. (“Cooke & Bieler”) invests primarily in the common stocks of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Midcap® Value Index.

Cooke & Bieler seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 23.22% for the quarter ended June 30, 2003 and the lowest quarterly return was -14.26% for the quarter ended September 30, 2002.

–  42  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class Y	20.12%	12.78%	14.97%
Return After Taxes on Distributions – Class Y	18.20%	11.61%	13.90%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	15.22%	10.85%	12.93%

Russell 1000® Index^	15.46%	6.82%	1.62%
Russell 2500 Index^^	16.17%	12.19%	9.22%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Index rather than the Russell 2500 Index because the Russell 1000 Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.69%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.21%
Total Annual Fund Operating Expenses(2)(3)	.90%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$92	$287	$498	$1,108

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  43  –

Harris and Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	24.71%, 2Q 2003	-18.27%, 3Q 2002
Cooke & Bieler Composite	20.81%, 2Q 1999	-20.75%, 3Q 2002

Harris and Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

Harris Composite	One Year	Five Years	Ten Years
Class Y*	16.27%	9.52%	14.63%

Russell 1000 Index^	15.46%	6.82%	8.64%
Russell 2500 Index^^	16.17%	12.19%	11.26%
Cooke & Bieler Composite			Since Inception (3/1/98)
Class Y*	24.73%	13.49%	14.44%

Russell 1000 Index^	15.46%	6.82%	5.45%
Russell 2500 Index^^	16.17%	12.19%	9.41%
Russell Midcap® Value Index^^^	20.22%	15.88%	11.22%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Focused Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Russell Midcap® Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  44  –

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MassMutual Select Mid-Cap Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in the stocks of mid-cap companies. “Mid-cap” companies are defined as those with market capitalizations in the range of $500 million to $5 billion at the time of purchase or whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell Midcap® Value Index – as of January 31, 2007, between $1.18 billion and $21.76 billion. The range of capitalization of companies included in the Russell Mid Cap Value Index will fluctuate as market prices increase or decrease. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside these ranges.

The Fund’s Sub-Adviser, Cooke & Bieler, L.P. (“Cooke & Bieler”), seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The Fund began operations August 29, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.46%
Total Annual Fund Operating Expenses	1.16%

Less Expense Reimbursement	(.18%	)
Net Fund Expenses(2)(3)	.98%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$100	$351

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other

–  46  –

non-recurring or unusual expenses) at these amounts through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Cooke & Bieler for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 20.78% for the quarter ended June 30, 1999 and the lowest was -20.77% for the quarter ended September 30, 2002.

Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Cooke & Bieler’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (3/1/98)
Cooke & Bieler Composite
Class Y*	24.64%	13.41%	14.36%

Russell Midcap® Value Index^	20.22%	15.88%	11.22%

* Performance shown is a composite of all portfolios managed by Cooke & Bieler with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Mid-Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  47  –

MassMutual Select Small Cap Value Equity Fund

Investment Objective

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Value Index – as of January 31, 2007, $3.49 billion. The Fund’s investment strategy is designed to provide a bridge between passive investments and activity managed investments where the Fund’s Sub-Adviser, SSgA Funds Management, Inc. (“SSgA FM”), uses research and analytical modeling to selectively choose securities for investment. SSgA FM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in the Russell 2000 Value Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The Fund began operations March 31, 2006, and therefore does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.57%
Total Annual Fund Operating Expenses(2)	1.32%

Less Expense Reimbursement	(.32%	)
Net Fund Expenses(3)(4)	1.00%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$102	$387

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.00%. The agreement cannot be terminated unilaterally by MassMutual.

–  48  –

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

SSgA FM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by SSgA FM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.32% for the quarter ended June 30, 2003 and the lowest was -20.30% for the quarter ended September 30, 2002.

SSgA FM Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares SSgA FM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (1/1/02)
SSgA FM Composite
Class Y*	22.24%	16.40%	16.40%

Russell 2000® Value Index^	23.48%	15.37%	15.37%

* Performance shown is a composite of all portfolios managed by SSgA FM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class, The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  49  –

MassMutual Select Small Company Value Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by three Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted . Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either Index. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives.

Clover Capital Management, Inc. (“Clover”) invests in stocks of companies that it believes have low valuations relative to the market or to their historical valuation. Quantitative analysis is employed to identify attractive small cap stocks, then fundamental analysis is employed to identify catalysts for beneficial change. Clover invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out of favor with investors.

Reflecting a value approach to investing, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks to purchase the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

EARNEST Partners, LLC (“Earnest Partners”) employs a value based investment style by seeking to identify companies with stocks trading at prices below what it believes are their intrinsic values. Earnest Partners uses a bottom-up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. Earnest Partners utilizes relationships with key analysts and industry perspectives. Earnest Partners uses a statistical approach designed to measure and control the prospect of substantially underperforming the benchmark to seek to limit company specific risk in the Fund’s portfolio. Earnest Partners expects to invest in approximately 60 companies. The portfolio’s sector weightings are a result of, and secondary to, individual stock selections.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 20.22% for the quarter ended June 30, 2003 and the lowest quarterly return was - 19.75% for the quarter ended September 30, 2002.

–  50  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes –Class Y	14.93%	12.41%	12.40%
Return After Taxes on Distributions –Class Y	13.82%	11.86%	11.86%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	11.07%	10.76%	10.75%

Russell 2000® Value Index^	23.48%	15.37%	15.16%
Russell 2000 Index^^	18.37%	11.39%	11.15%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Value Index rather than the Russell 2000 Index because the Russell 2000 Value Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.24%
Total Annual Fund Operating Expenses(2)(3)	1.09%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$111	$347	$601	$1,329

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  51  –

Clover, T. Rowe Price and Earnest Partners Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Clover Composite	26.49%, 2Q 1999	-22.36%, 3Q 2002
T. Rowe Price Account	19.84%, 2Q 1999	-19.83%, 3Q 1998
Earnest Partners Composite	24.38%, 2Q 1997	-14.24%, 3Q 2002

Clover, T. Rowe Price and Earnest Partners Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Clover Composite
Class Y*	15.81%	10.52%	13.34%

Russell 2000 Value Index^	23.48%	15.37%	13.27%
Russell 2000 Index^^	18.37%	11.39%	9.44%
			Since Inception (4/1/97)
T. Rowe Account
Class Y*	15.48%	12.70%	12.76%

Russell 2000 Value Index^	23.48%	15.37%	13.66%
Russell 2000 Index^^	18.37%	11.39%	10.29%

			Ten Years
Earnest Partners Composite Class Y*	9.52%	16.15%	17.72%

Russell 2000 Value Index^	23.48%	15.37%	13.27%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser, or in the case of T. Rowe Price, all discretionary, fee paying portfolios managed by T. Rowe Price, with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The T. Rowe Price account represents the performance of a single, separately-managed private account. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  52  –

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MassMutual Select Small Cap Core Equity Fund

Investment Objective

This Fund seeks long-term growth of capital through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small capitalization issuers, including foreign issuers that are traded in the United States. These issuers will have public market capitalizations similar to that of the range of market capitalizations of companies constituting the Russell 2000® Index at the time of investment – as of January 31, 2007, between $33.03 million and $1.04 billion. The range of capitalizations included in the index will fluctuate as market prices increase or decrease. The Fund’s investments are selected by the Fund’s Sub-Adviser, Goldman Sachs Asset Management, L.P. (“GSAM”) , using quantitative techniques to evaluate companies’ fundamental characteristics and seeking to maximize the Fund’s expected return, while maintaining style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks to create a portfolio consisting of companies with similar market capitalizations, but better momentum, profitability, valuation and other fundamental characteristics than the Russell 2000 Index. GSAM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The Fund began operations March 31, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.85%
Total Annual Fund Operating Expenses(2)	1.60%

Less Expense Reimbursement	(.59%)
Net Fund Expenses(3)(4)	1.01%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$103	$447

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

–  54  –

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.00%. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

GSAM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by GSAM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.31% for the quarter ended June 30, 2003 and the lowest was -22.89% for the quarter ended September 30, 1998.

GSAM Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares GSAM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (9/1/97)
GSAM Composite
Class Y*	12.94%	11.33%	8.47%

Russell 2000® Index^	18.37%	11.39%	8.21%

* Performance shown is a composite of all portfolios managed by GSAM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Core Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  55  –

MassMutual Select Mid Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap® Growth Index – as of January 31, 2007, between $597.69 million and $21.76 billion. The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund’s Sub-Adviser, Navellier & Associates, Inc. (“Navellier”) believes it will help protect the Fund from potential losses, or to meet shareholder redemptions. Up to 15% of the Fund’s net assets may be invested in foreign securities traded on the U.S. market.

The Fund is designed to achieve the highest possible returns while minimizing risk. Navellier’s selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Navellier uses an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

Navellier mainly buys stocks of companies which it believes are poised to rise in price. The investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Navellier attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, Navellier uses a proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates. Navellier’s research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning of page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return was 17.72% for the quarter ended December 31, 2001 and the lowest was -27.40% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes –Class Y	5.90%	5.28%	2.16%
Return After Taxes on Distributions –Class Y	5.80%	5.26%	1.65%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	3.96%	4.56%	1.57%

Russell Midcap® Growth Index^	10.66%	8.22%	5.09%
Russell 2500 Index^^	16.17%	12.19%	11.11%

–  56  –

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell Midcap Growth Index rather than the Russell 2500 Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.21%
Total Annual Fund Operating Expenses(2)(3)	.91%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$93	$290	$504	$1,120

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Navellier Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Navellier for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 46.14% for the quarter ended December 31, 1999 and the lowest was -20.83% for the quarter ended March 31, 2001.

–  57  –

Navellier Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Navellier’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Navellier Similar Accounts Class Y*	5.47%	7.52%	13.88%

Russell MidCap Growth Index^	10.66%	8.22%	8.62%
Russell 2500 Index^^	16.17%	12.19%	11.26%

* Navellier’s Similar Account performance is a composite of all portfolios managed by Navellier with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. Navellier replaced Morgan Stanley Investments, LP as the Fund’s Sub-Adviser on May 1, 2002. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  58  –

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MassMutual Select Mid Cap Growth Equity II Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index – as of January 31, 2007, between $597.69 million and $21.76 billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the Fund’s portfolio will be invested using active stock selection and fundamental research. The Fund’s portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

•	A demonstrated ability to consistently increase revenues, earnings, and cash flow;

•	Capable management;

•	Attractive business niches and operate in industries experiencing increasing demand;

•	A sustainable competitive advantage;

•	Proven products or services; or

•	Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of, or demand for, the securities.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 20.79% for the quarter ended December 31, 2001 and the lowest quarterly return was -18.80% for the quarter ended September 30, 2002.

–  60  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/00)
Return Before Taxes – Class Y	7.45%	9.33%	7.65%
Return After Taxes on Distributions – Class Y	6.24%	8.95%	7.36%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	6.35%	8.11%	6.67%

Russell Midcap® Growth Index^	10.66%	8.22%	0.47%
S&P MidCap 400 Index^^	10.31%	10.88%	9.55%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell Midcap Growth Index rather than the S&P MidCap 400 Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P MidCap 400 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.20%
Total Annual Fund Operating Expenses(2)(3)	.95%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$97	$303	$525	$1,166

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  61  –

T. Rowe Price Prior Performance

for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Mutual Fund (for Brian Berghuis’ approach)	27.06%, 4Q 1998	-19.06%, 3Q 2002
T. Rowe Price Composite (for Donald Peters’ approach)	39.78%, 4Q 1999	-25.17%, 3Q 2001

T. Rowe Price Average Annual Total Returns

for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Composite (Berghuis) Class Y*	6.66%	9.53%	11.66%
T. Rowe Price Composite (Peters) Class Y*	9.23%	7.39%	10.36%

Russell Midcap Growth Index^	10.66%	8.22%	8.62%
S&P MidCap 400 Index^^	10.31%	10.88%	13.47%

* Performance shown is from composites of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity II Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

Wellington Management Company, LLP (“Wellington Management”) employs two investment approaches: one used by Kenneth Abrams and one used by Steven Angeli.

Wellington Management’s investment approach used by Mr. Abrams emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies. These companies generally share several common characteristics: financial strength; top market share; significant insider ownership; a high level of focus on core businesses; favorable industry dynamics; and significant potential appreciation over a three year time horizon.

Wellington Management’s investment approach used by Mr. Angeli employs its own proprietary fundamental research and bottom-up stock selection to identify small-capitalization growth companies with significant appreciation potential. This approach looks at both the life-cycle of a company and its fundamental characteristics. Companies whose stocks are purchased for the Fund generally share several common characteristics: sustainable revenue growth; superior market position; positive financial trends; and high quality management.

Both of the investment approaches employed by Wellington Management will generally sell companies from the Fund when: target prices are reached; detailed evaluation suggests that future upside potential is limited; company fundamentals are no longer attractive; superior purchase candidates are identified; or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 15-20%+, pre-tax margins of 20%+, and low-debt capital structure. Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated 3-5 year holding period, and therefore expects this portion of the Fund’s portfolio to typically have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return was 22.70% for the quarter ended December 31, 2001 and the lowest was -24.77% for the quarter ended September 30, 2001.

–  64  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class Y	9.32%	8.19%	8.17%
Return After Taxes on Distributions –Class Y	8.25%	7.98%	7.83%
Return After Taxes on Distributions and Sale of Fund Shares –Class Y	7.47%	7.11%	7.04%

Russell 2000® Growth Index^	13.35%	6.93%	3.65%
Russell 2000 Index^^	18.37%	11.39%	9.50%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.82%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.30%
Total Annual Fund Operating Expenses(2)(3)	1.12%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$114	$356	$617	$1,363

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  65  –

Wellington Management and Waddell & Reed

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite (for Kenneth Abram’s approach)	35.17%, 4Q 1999	-22.20%, 3Q 2001
Wellington Management Composite (for Steven Angeli’s approach)	42.22%, 4Q 1999	-24.16%, 3Q 2001
Waddell & Reed Composite	44.10%, 4Q 1999	-22.24%, 3Q 2001

Wellington Management and Waddell & Reed Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite (for Kenneth Abram’s approach) Class Y*	15.86%	10.33%	14.89%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

			Since Inception (1/1/98)
Wellington Management Composite (for Steven Angeli’s approach) Class Y*	13.27%	10.07%	11.64%

Russell 2000 Growth Index^	13.35%	6.93%	4.02%
Russell 2000 Index^^	18.37%	11.39%	8.09%

			Ten Years
Waddell & Reed Composite Class Y*	3.22%	7.02%	17.81%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-Sub-Adviser of the Fund on December 3, 2001. Each Sub-Adviser composite account performance does not represent the historical performance of the MassMutual Select Small Cap Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Small Company Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

In selecting securities, Mazama Capital Management, Inc. (“Mazama”) seeks undiscovered and/or underappreciated companies that have one or all of the following characteristics: strong management team, the ability to attract talented employees, the best or one of the best in their industry, strong financials and financial trends and significant ownership by officers and directors. Mazama utilizes a proprietary Price Performance Model to assist it in identifying securities in which to invest.

Eagle Asset Management, Inc. (“Eagle”) uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring. Securities will be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proved incorrect or if the industry dynamics have negatively changed.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 29.94% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.88% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes –Class Y	15.39%	5.71%	5.71%
Return After Taxes on Distributions – Class Y	14.25%	4.63%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	11.44%	4.43%	4.43%

Russell 2000® Growth Index^	13.35%	6.93%	6.67%
Russell 2000 Index^^	18.37%	11.39%	11.15%

–  68  –

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.30%
Total Annual Fund Operating Expenses(2)(3)	1.15%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$117	$365	$633	$1,398

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Mazama and Eagle Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Mazama Composite	41.58%, 4Q 2001	-34.82%, 3Q 2001
Eagle Composite	27.09%, 2Q 1999	-25.70%, 3Q 1998

–  69  –

Mazama and Eagle Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Mazama Composite Class Y*	10.01%	3.85%	10.35%
Eagle Composite Class Y*	20.81%	10.03%	7.89%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  70  –

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MassMutual Select Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging growth companies. For this Fund, emerging growth companies are those whose market capitalizations, at the time of purchase, are less than or equal to the capitalization of the company with the largest capitalization in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, $3.82 billion. The identity or capitalization of the company with the largest capitalization in either index will fluctuate as market prices increase or decrease. The Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in either index. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund will generally invest in industry segments experiencing rapid growth and will likely have a portion of its assets in technology and technology-related stocks. The Fund may invest in both domestic and foreign securities. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Delaware Management Company (“DMC”) uses a bottom-up approach to security selection that seeks companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to be leaders, in their respective industries. DMC searches for outstanding performance of individual stocks before considering the impact of economic trends. DMC looks at estimated growth rates, price-to-earnings ratios, market capitalization and cash flows as DMC strives to determine how attractive a company is relative to other companies.

DMC researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors DMC thinks are best for the Fund. Once DMC identifies securities that have attractive characteristics, it further evaluates the company. DMC looks at the capability of the management team, the strength of the company’s position within its industry, the potential for the company to develop new products or markets, how high the company’s return on equity is, and how stringent the company’s financial and accounting polices are.

DMC relies on its own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. DMC’s goal is to select companies that are likely to perform well over an extended time frame.

Insight Capital Research & Management, Inc. (“Insight Capital”) uses a disciplined, three-step process to evaluate the investable domestic universe of actively traded public companies. The process includes quantitative analysis, fundamental analysis, and a stock price performance analysis. Insight Capital’s approach to portfolio construction is based entirely on a “bottom-up” approach. Insight Capital typically invests in a portfolio containing 40-60 stocks.

Insight Capital considers companies that:

•	are rapidly growing Sales and Earnings;

•	show attractive relative risk/return characteristics;

•	have highly defensible competitive advantages;

•	have strong management teams; and

•	have stocks with good relative performance

Insight Capital may sell a security when its performance deteriorates relative to the market. A security may also be sold if the company’s fundamental attractiveness weakens – this may include slowing earnings growth, or a prospective slowing of earnings growth.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 94.

–  72  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 30.57% for the quarter ended December 31, 2001 and the lowest quarterly return was -30.63% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes –Class Y	6.13%	0.83%	-6.45%
Return After Taxes on Distributions – Class Y	6.13%	0.83%	-6.45%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	3.98%	0.71%	-5.31%

Russell 2000® Growth Index^	13.35%	6.93%	0.03%
Russell 2000 Index^^	18.37%	11.39%	8.22%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.79%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.27%
Total Annual Fund Operating Expenses(2)(3)	1.06%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$108	$337	$585	$1,294

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional

–  73  –

charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Prior Performance for Similar Accounts managed by Insight Capital and DMC or certain of its affiliates*

The bar chart illustrates the variability of returns achieved by Insight Capital and DMC or certain of its affiliates for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
DMC Composite	27.23%, 4Q 2001	-28.69%, 3Q 2001
Insight Capital Composite	51.61%, 4Q 1999	-30.77%, 4Q 2000

Average Annual Total Returns for Similar Accounts managed by Insight Capital and DMC or certain of its affiliates*

(for the periods ended December 31, 2006)

The table compares investment results for accounts managed by Insight Capital and DMC or certain of its affiliates with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (7/1/00)
DMC Composite
Class Y*	9.58%	7.45%		3.02%

Russell 2000 Growth Index^	13.35%	6.93%	-	0.43%
Russell 2000 Index^^	18.37%	11.39%		8.05%

	One Year	Five Years	Ten Years
Insight Capital Composite
Class Y*	19.09%	16.40%	14.74%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser or, in the case of DMC, certain of its affiliates, with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. For DMC, the composite includes portfolios that are registered investment companies whose performance has been calculated gross of fees and adheres to Global Investment Performance Standards. The bar chart is based on Class Y expenses. DMC and Insight Capital replaced RS Investment Management, L.P. as co-sub-advisers of the Fund in July 2006. The composite performance does not represent the historical performance of the MassMutual Select Emerging Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  74  –

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MassMutual Select Diversified International Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), through the investment professionals of its Bernstein unit, to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, AllianceBernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. AllianceBernstein’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend paying capability is the heart of the fundamental value approach. AllianceBernstein’s fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company’s competitive position in a global context.

AllianceBernstein’s staff of company and industry analysts develop earnings estimates and financial models for each company analyzed. AllianceBernstein identifies and quantifies the critical variables that influence a business’s performance and uses this research insight to forecast each company’s long-term prospects and expected returns. As one of the largest multinational investment firms, AllianceBernstein has global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company’s financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Fund’s portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company’s future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. Once AllianceBernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return.

The Fund does not simply purchase the top-ranked securities. Rather, AllianceBernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. AllianceBernstein’s quantitative analysts build valuation and risk models to ensure that the Fund’s portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, AllianceBernstein selects those top-ranked securities that also tend to diversify the Fund’s risk.

A disparity between a company’s current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, AllianceBernstein also analyzes relative return trends (also called “momentum”) so as to better time new purchases and sales of securities.

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Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts. Currency forward contracts may be purchased, such that net exposure to an individual currency exceeds the underlying stock investments in that country.

A security generally will be sold when it reaches fair value. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements and the Fund may invest in depositary receipts and equity linked notes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 94.

Annual Performance

The Fund began operations December 14, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.90%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.19%
Total Annual Fund Operating Expenses(2)(3)	1.09%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$111	$347

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  77  –

AllianceBernstein Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.70% for the quarter ended June 30, 2003 and the lowest was -18.73% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite
Class Y*	31.38%	22.97%	13.86%

			Since Inception (1/1/01)
MSCI® ACWI® ex US^	26.65%	16.42%	9.43%

* Performance shown is a composite of all fee-paying institutional discretionary accounts managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified International Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex US is an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Overseas Fund

Investment Objective

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s two Sub-Advisers, Massachusetts Financial Services Company (MFS®1) and Harris Associates L.P. (“Harris”), are each responsible for a portion of the portfolio, but not necessarily equal weighted. Each focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins and/or capital efficiency. The Sub-Advisers also consider the macroeconomic outlook for various regional economies.

For MFS, a company’s principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in, a country, (b) has its principal securities trading markets in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the Fund’s assets in companies of any size.

MFS uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Harris utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings (after adjusting for cyclical influences) and asset value. A company must be selling at 30% or greater discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

1 MFS® is a registered trademark of Massachusetts Financial Services Company.

–  80  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 20.79% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.24% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes –Class Y	27.67%	14.03%	8.94%
Return After Taxes on Distributions –Class Y	26.09%	13.24%	8.28%
Return After Taxes on Distributions and Sale of Fund Shares –Class Y	20.14%	12.20%	7.69%

MSCI® EAFE®^	26.34%	14.98%	9.93%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI® EAFE® is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.21%
Total Annual Fund Operating Expenses(2)(3)	1.21%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$123	$384	$665	$1,466

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  81  –

Harris and MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	25.64%, 2Q 2003	-23.00%, 3Q 2002
MFS Composite	26.41%, 4Q 1999	-15.97%, 3Q 1998

Harris and MFS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class Y*	30.28%	17.17%	12.33%

MSCI EAFE^	26.34%	14.98%	7.71%
MFS Composite
Class Y*	27.82%	15.87%	10.32%

MSCI EAFE^	26.34%	14.98%	7.71%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. The bar chart is based on Class Y expenses. MFS replaced American Century Global Investment Management, Inc. as one of the Fund’s Sub-Advisers on September 13, 2005. The composite performance does not represent the historical performance of the MassMutual Select Overseas Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  82  –

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MassMutual Select Destination Retirement Funds

MassMutual Select Destination Retirement Income Fund

Investment Objective

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors already in retirement.

•	Assets are allocated among Underlying Funds according to a stable target asset allocation strategy that emphasizes fixed income and money market funds but also includes a smaller allocation to equity funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

MassMutual Select Destination Retirement 2010 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2010.

•	Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2010).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

MassMutual Select Destination Retirement 2020 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2020.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2020).

(1)	Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

–  84  –

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

MassMutual Select Destination Retirement 2030 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2030.

•	Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2030).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

MassMutual Select Destination Retirement 2040 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2040.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2040).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 94.

More Principal Investment Strategies and Risks

MassMutual invests each Destination Retirement Fund’s assets in a combination of domestic and international Underlying Funds. The Destination Retirement Funds differ primarily due to their asset allocations among these fund types.

MassMutual allocates the assets of each Destination Retirement Fund with a target retirement date (Destination Retirement 2010, Destination Retirement 2020, Destination Retirement 2030, and Destination Retirement 2040) among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund’s name refers to the approximate retirement

(1)	Underlying Funds can include MassMutual Select Funds. MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

–  85  –

year of the investors for whom the fund’s asset allocation strategy is designed. For example, Destination Retirement 2030, which is designed for investors planning to retire around the year 2030, currently has an aggressive target asset allocation (relative to the other Destination Retirement Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed-income funds. By contrast, Destination Retirement 2010 currently has a more conservative target asset allocation, with less than half of its assets invested in equity funds and the majority of its assets invested in fixed-income and money market funds.

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds.

When the target asset allocation of another Destination Retirement Fund matches Destination Retirement Income’s target asset allocation (approximately five to ten years after the fund’s retirement date), it is expected that the fund will be combined with Destination Retirement Income and the fund’s shareholders will become shareholders of Destination Retirement Income. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the funds is in the best interests of the funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders.

MassMutual intends to manage each Destination Retirement Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for any Destination Retirement Fund and modify the selection of Underlying Funds for any Destination Retirement Fund from time to time.

The following table contains guidelines designed to help investors select an appropriate Destination Retirement Fund. The guidelines are based on the year in which the investor anticipates his or her retirement to begin and assume a retirement age of 65.

Retirement Year	Fund
Retired before 2006	Destination Retirement Income
2006-2015	Destination Retirement 2010
2016-2025	Destination Retirement 2020
2026-2035	Destination Retirement 2030
2036-2045	Destination Retirement 2040

–  86  –

The following table lists each Destination Retirement Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of March 16, 2007. The table also lists the approximate asset allocation, as of March 16, 2007, to certain Underlying Funds in which a Destination Retirement Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040

Equity	25.1%	37.0%	56.0%	80.0%	97.0%
Domestic Equity
Select Fundamental Value (Wellington)	1.4%	1.8%	4.0%	7.6%	9.9%
Select Large Cap Value (Davis)	0.5%	1.0%	2.2%	4.1%	5.3%
Select Diversified Value (AllianceBernstein)	1.0%	1.0%	2.3%	4.2%	5.5%
Premier Enhanced Index Value (Babson Capital)	2.9%	5.9%	5.8%	4.9%	5.9%
Select Growth Equity (GMO)	3.1%	4.3%	4.2%	6.6%	7.6%
Select Aggressive Growth (Sands Capital/DMC)	1.1%	1.4%	3.0%	6.1%	7.5%
Premier Enhanced Index Growth (Babson Capital)	0.6%	2.6%	3.8%	4.6%	6.0%
Select Mid-Cap Value (Cooke & Bieler)	1.0%	2.1%	4.1%	4.1%	5.1%

International Equity
Select Overseas (Harris/MFS)	2.6%	3.7%	2.6%	8.2%	9.7%
Select Diversified International (AllianceBernstein)	1.2%	1.8%	5.8%	3.9%	4.6%

Fixed Income & Short Term/Money Market	74.9%	63.0%	44.0%	20.0%	3.0%
Premier Core Bond (Babson Capital)	18.0%	16.1%	12.4%	4.4%	0.6%
Premier Diversified Bond (Babson Capital)	14.4%	12.8%	10.0%	4.4%	0.6%
Premier Inflation-Protected Bond (Babson Capital)	19.0%	15.1%	13.1%	8.0%	1.0%
Premier Short-Duration Bond (Babson Capital)	15.0%	11.0%	6.0%	1.0%	0.0%
Premier Money Market (Babson Capital)	5.0%	5.0%	0.0%	0.0%	0.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other underlying MassMutual Funds in which the Destination Retirement Funds currently invest include: Premier Value (OFI Institutional), Select Blue Chip Growth (T. Rowe Price), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Growth Equity (Navellier), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSgA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier International Equity (OFI Institutional) and Premier Strategic Income (OFI Institutional).

–  87  –

The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity and fixed-income funds as of the date of this prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target allocations and underlying investment options and may, at any time, change the target allocations or deem it appropriate to deviate from the target allocations. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

–  88  –

MassMutual Select Destination Retirement Income Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 4.00% for the quarter ended December 31, 2004 and the lowest quarterly return was -0.97% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class Y	5.45%	5.12%
Return After Taxes on Distributions – Class Y	4.56%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	4.39%	3.86%

Custom Destination Income Index^	7.71%	6.15%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

MassMutual Select Destination Retirement 2010 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 5.06% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.02% for the quarter ended June 30, 2006.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class Y	6.77%	6.21%
Return After Taxes on Distributions – Class Y	5.48%	5.17%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	4.79%	4.79%

Custom Destination 2010 Index^	9.30%	7.30%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

–  89  –

MassMutual Select Destination Retirement 2020 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 6.97% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.67% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class Y	8.08%	7.91%
Return After Taxes on Distributions – Class Y	6.88%	6.92%
Return After Taxes on Distributions and Sale of Fund Shares – Class Y	5.92%	6.36%

Custom Destination 2020 Index^	11.68%	9.03%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

MassMutual Select Destination Retirement 2030 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 9.64% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.43% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class Y	10.05%	9.84%
Return After Taxes on Distributions – Class Y	9.09%	9.15%
Return After Taxes on Distributions and Sale of Fund Shares –Class Y	7.37%	8.24%

Custom Destination 2030 Index^	14.80%	11.26%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

–  90  –

MassMutual Select Destination Retirement 2040 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Y Shares

During the periods shown above, the highest quarterly return for the Fund was 10.96% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.84% for the quarter ended September 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class Y	11.60%	11.04%
Return After Taxes on Distributions – Class Y	10.62%	10.42%
Return After Taxes on Distributions and Sale of Fund Shares –Class Y	8.73%	9.39%

Custom Destination 2040 Index^	16.94%	12.64%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Custom Destination Income Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (fullcap), Lehman Brothers® Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement Income Fund.

The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (fullcap), Lehman Brothers Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2010 Fund.

The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (fullcap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2020 Fund.

The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (fullcap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2030 Fund.

The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (fullcap) indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2040 Fund.

The MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

The Dow Jones Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual Funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

–  91  –

Expense Information

Destination Retirement Income

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.07%
Acquired Fund Fees and Expenses(1)	.65%
Total Annual Fund Operating Expenses(2)(3)	.77%

Destination Retirement 2010

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.12%
Acquired Fund Fees and Expenses(1)	.69%
Total Annual Fund Operating Expenses(2)(3)	.86%

Destination Retirement 2020

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.10%
Acquired Fund Fees and Expenses(1)	.74%
Total Annual Fund Operating Expenses(2)(3)	.89%

Destination Retirement 2030

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.10%
Acquired Fund Fees and Expenses(1)	.84%
Total Annual Fund Operating Expenses(2)(3)	.99%

Destination Retirement 2040

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.10%
Acquired Fund Fees and Expenses(1)	.88%
Total Annual Fund Operating Expenses(2)(3)	1.03%

Examples

These examples are intended to help you compare the cost of investing in the Destination Retirement Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s net operating expenses, which include the weighted average of the net operating expenses of each of the underlying MassMutual Funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Destination Retirement Income

	1 Year	3 Years	5 Years	10 Years
Class Y	$79	$246	$428	$954

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2010

	1 Year	3 Years	5 Years	10 Years
Class Y	$88	$274	$477	$1,061

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

–  92  –

Destination Retirement 2020

	1 Year	3 Years	5 Years	10 Years
Class Y	$91	$284	$493	$1,096

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2030

	1 Year	3 Years	5 Years	10 Years
Class Y	$101	$315	$547	$1,213

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2040

	1 Year	3 Years	5 Years	10 Years
Class Y	$105	$328	$569	$1,259

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  93  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Bond Fund and the Destination Retirement Funds are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

Except for the Strategic Bond Fund, all of the Funds are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•

Credit Risk.  All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Bond Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Strategic Bond Fund invests in foreign debt securities and, accordingly, is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the funds, their investments and the related risks.

–  94  –

•

Management Risk.  All the Funds, other than the Indexed Equity Fund and the OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•

Tracking Error Risk.  There are several reasons that the Indexed Equity Fund’s or the OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•

Prepayment Risk.  Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Bond Fund to the extent the Fund invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may be subject to liquidity risk.

•

Derivative Risk.  All Funds may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of

–  95  –

the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Non-Diversification Risk.  Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Value Equity Fund, the Aggressive Growth Fund and the Focused Value Fund are actively managed non-diversified funds. Each Fund’s Sub-Adviser uses a strategy of limiting the number of companies which the Fund will hold. The OTC 100 Fund also is considered a non-diversified fund. It attempts to satisfy its investment objective of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

•

Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds, are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S.

–  96  –

or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•

Currency Risk.  The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies or for the Diversified International Fund to the extent it buys currencies in excess of underlying equities. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•

Smaller Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Strategic Balanced Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth

–  97  –

Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund, and the Destination Retirement Funds generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. These Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•

Value Company Risk.  The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Diversified International Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•

Over-the-Counter Risk.  OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•

Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s fee is based.

•	Portfolio Turnover Risk. Changes are made in a Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund’s portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this generally increases tax liability unless shares are held through a tax-deferred or exempt account. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

–  98  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-Principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk	Portfolio Turnover Risk

Strategic Bond Fund	X	X	X		X	X	X		X	X	X					X	X

Strategic Balanced Fund	X	X	X		X	X	X		X	X	X	X				X	X

Diversified Value Fund	X	X	X				X		X					X		X

Fundamental Value Fund	X	X	X			X	X		X	X	X			X		X

Large Cap Value Fund	X	X	X				X		X		X			X		X

Value Equity Fund	X	X	X			X	X	X	X	X	X			X		X	X

Indexed Equity Fund	X	X		X			X		X		X		X			X

Core Opportunities Fund	X	X	X				X		X		X		X	X		X

Blue Chip Growth Fund	X	X	X				X		X		X		X			X

Large Cap Growth Fund	X	X	X			X	X		X	X	X		X			X

Growth Equity Fund	X	X	X				X						X			X	X

Aggressive Growth Fund	X	X	X			X	X	X	X	X	X	X	X			X

OTC 100 Fund	X	X		X		X	X	X				X	X		X	X

Focused Value Fund	X	X	X			X	X	X	X			X		X		X

Mid-Cap Value Fund	X	X	X			X	X		X			X		X		X

Small Cap Value Equity Fund	X	X	X			X	X		X		X	X		X		X

Small Company Value Fund	X	X	X			X	X		X		X	X		X		X

Small Cap Core Equity Fund	X	X	X			X	X		X		X	X	X	X		X

Mid Cap Growth Equity Fund	X	X	X			X	X		X		X	X	X			X	X

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Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk	Portfolio Turnover Risk

Mid Cap Growth Equity II Fund	X	X	X			X	X		X		X	X	X			X

Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X		X	X

Small Company Growth Fund	X	X	X			X	X		X	X	X	X	X			X	X

Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X			X	X

Diversified International Fund	X	X	X			X	X		X	X	X			X		X

Overseas Fund	X	X	X			X	X		X	X	X		X		X	X

Destination Retirement Income Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2010 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2020 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2030 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2040 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Bond Fund; .60% for the Strategic Balanced Fund; .50% for the Diversified Value Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; .70% for the Core Opportunities Fund; ..70% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .68% for the Growth Equity Fund; .73% for the Aggressive Growth Fund; .15% for the OTC 100 Fund; .69% for the Focused Value Fund; .70% for the Mid-Cap Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .75% for the Small Cap Core Equity Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .79% for the Emerging Growth Fund; .90% for the Diversified International Fund; 1.00% for the Overseas Fund; and .05% for each of the Destination Retirement Funds.

A discussion regarding the basis for the board of trustees approving any investment advisory contract of the Funds is available in either the Funds’ semi-annual report to shareholders dated June 30, 2006 or in the Funds’ annual report to shareholders dated December 31, 2006.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee range for Class Y shares of the Funds is .0459% to .4744%.

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Bushard, CFA. Ms. Bushard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Bushard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Bushard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Bushard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified Value Fund, the Large Cap Growth Fund and the Diversified International Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA

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Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2006, AllianceBernstein managed approximately $717 billion in assets.

Marilyn G. Fedak

is a portfolio manager of the Diversified Value Fund and the Diversified International Fund, which are managed on a team basis. Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. From 1993 – 2000, Ms. Fedak was Chief Investment Officer for U.S. Value Equities. In 2003, she named John Mahedy, a Senior Vice President, her co-CIO. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak is also a Director of SCB Inc. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000. Early in her career at Bernstein, she played a key role in developing its US Diversified Value service. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983.

John P. Mahedy

is a portfolio manager of the Diversified Value Fund and the Diversified International Fund, which are managed on a team basis. Mr. Mahedy was named Co-CIO – US Value equities in 2003. He continues to serve as director of research – US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services briefly at Morgan Stanley for three years in the early 1990s.

Christopher W. Marx

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Marx is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group.

John D. Phillips, Jr.

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Phillips is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

Jason P. Ley

is a portfolio manager of the Large Cap Growth Fund. Mr. Ley, a Senior Vice President, was also a portfolio manager on the Global/International Large Cap Growth teams from 2002 through September 2004. Prior to joining the US Large Cap Growth team at AllianceBernstein in 2000, Mr. Ley was a senior market analyst for Medtronic Corporation in Minneapolis. In addition, Mr. Ley previously developed and operated a chain of retail stores in southern Arizona for five years.

Stephanie Simon

is a portfolio manager of the Large Cap Growth Fund. Ms. Simon, a Senior Vice President, joined AllianceBernstein in 1998 as a member of the US Large Cap Growth portfolio management team after serving as chief investment officer for Sargent Management Company, a private investment firm in Minneapolis. Previously Ms. Simon was with First American Asset Management, the investment arm of US Bancorp, for four years. Prior to moving to Minneapolis, Ms. Simon was with Citicorp in New York, where she provided corporate finance for media and communications companies for four years.

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Henry S. D’Auria

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Mr. D’Auria, a Chartered Financial Analyst, was named co-CIO – International Value equities in 2003, adding to his responsibilities as CIO – Emerging Markets Value equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research – Small Cap Value equities and director of research – Emerging Markets Value equities. Mr. D’Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry.

Sharon E. Fay

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Ms. Fay, a Chartered Financial Analyst, joined Bernstein in 1990 as a research analyst, following the airline, lodging, trucking and retail industries, and has been Executive Vice President and Chief Investment Officer-Global Value Equities of AllianceBernstein since 2003, overseeing all portfolio management and research activities relating to cross-border and non-US value investment portfolios and chairing the Global Value Investment Policy Group. Until January 2006, Ms. Fay was Co-CIO – European and UK Value Equities. She also serves on AllianceBernstein’s Management Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources.

Kevin F. Simms

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Mr. Simms was named co-CIO – International Value equities in 2003, which he has assumed in addition to his role as director of research – Global and International Value equities, a position he has held since 1999. Between 1998 and 2000, Mr. Simms served as director of research – Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities.

ClearBridge Advisors, LLC (“ClearBridge”), located at 399 Park Avenue, New York, NY 10022, manages a portion of the portfolio of the Strategic Balanced Fund. ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. As of December 31, 2006, ClearBridge had $115.8 billion in assets under management.

John G. Goode and Peter Hable

serve as co-portfolio managers and are responsible for the day-to-day management of a portion of the portfolio of the Strategic Balanced Fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management (“Davis Skaggs”), a division of ClearBridge, and a managing director of ClearBridge. He has 37 years of investment experience. Mr. Hable is the President of Davis Skaggs and a managing director of ClearBridge. He has 23 years of investment experience.

Clover Capital Management, Inc. (“Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. As of December 31, 2006, Clover, founded in 1984, managed approximately $2.6 billion in assets for individuals, employee benefit plans, endowments and foundations.

Lawrence R. Creatura

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, is a specialist in portfolio construction and risk control. Mr. Creatura conducts investment research in real estate related industries and contributes to Clover’s quantitative research work. Prior to joining Clover in 1994, Mr. Creatura spent several years in laser research for medical applications.

Michael E. Jones

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Jones, a Chartered Financial Analyst, is the Chief Executive Officer and a co-founder of Clover. Mr. Jones’ primary role is Director of Investment Strategy, where he oversees Clover’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mr. Jones conducts equity research in the Health Care sector.

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Stephen K. Gutch

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch, a Chartered Financial Analyst, conducts investment research in both the Financial Services and Consumer Discretionary sectors. Prior to joining Clover in 2003, Mr. Gutch worked as an analyst for Continental Advisors, LLC where he co-managed and conducted research for the firm’s financial services hedge fund. Previous to this, he spent five years with Fulcrum Investment Group, LLC in Chicago where he managed their financial services portfolio.

Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, manages the investments of the Mid-Cap Value Fund and a portion of the portfolio of the Focused Value Fund. As of December 31, 2006, Cooke & Bieler had approximately $9.2 billion in assets under management.

Michael M. Meyer

is the co-lead portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Meyer, a Chartered Financial Analyst, began his career at Sterling Capital Management as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst.

James R. Norris

is the co-lead portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Norris spent nearly ten years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Kermit S. Eck

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Eck, a Chartered Financial Analyst, joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst.

Edward W. O’Connor

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. O’Connor, a Chartered Financial Analyst, spent three years at Cambiar Investors in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst.

R. James O’Neil

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. O’Neil, a Chartered Financial Analyst, served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst.

Mehul Trivedi

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Trivedi, a Chartered Financial Analyst, was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Daren C. Heitman

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Heitman, a Chartered Financial Analyst, worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. He joined Cooke & Bieler in 2005 where he is currently a Portfolio Manager.

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Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706 manages the investments of the Large Cap Value Fund. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Aggressive Growth Fund and the Emerging Growth Fund. DMC is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. (“Delaware Investments”). As of December 31, 2006, Delaware Investments had more than $150 billion in assets under management.

Jeffrey S. Van Harte

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Van Harte, a Chartered Financial Analyst, is a Senior Vice President and Chief Investment Officer – Focus Growth Equity. He joined Delaware Investments in April 2005 and is the chief investment officer for the firm’s Focus Growth Equity team responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management. Mr. Van Harte has been managing portfolios for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

Christopher J. Bonavico

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Bonavico, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 and is a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

Christopher M. Ericksen

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Ericksen, a Chartered Financial Analyst, is a Vice President, Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Prislin, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

Marshall T. Bassett

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Bassett, a Senior Vice President and Chief Investment Officer – Emerging Growth Equity, joined Delaware Investments in 1997 and leads the firm’s Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and

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strategies. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company.

Steven G. Catricks

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Catricks, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He joined Delaware Investments in 2001 and handles research and analysis in the technology sector for the firm’s Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial from 1999 to 2000, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years.

Barry S. Gladstein

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Gladstein, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He joined Delaware Investments in 1995 and is a portfolio manager in the energy, industrials and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young.

Christopher M. Holland

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Holland, a Vice President and Portfolio Manager, joined Delaware Investments in 2001 and is a portfolio manager in the business services sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year.

Steven T. Lampe

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Lampe, a Certified Public Accountant, is a Vice President and Portfolio Manager. He joined Delaware Investments in 1995 and is a portfolio manager in the business and financial services and healthcare sectors of the firm’s Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms.

Rudy D. Torrijos III

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Torrijos, a Vice President and Portfolio Manager, joined Delaware Investments in July 2005 where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles.

Lori P. Wachs

is a portfolio manager of a portion of the Emerging Growth Fund. Ms. Wachs, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. She joined Delaware Investments in 1992 and is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992.

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Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, manages a portion of the portfolio of the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company. As of December 31, 2006, Eagle managed approximately $13.03 billion in assets.

Bert L. Boksen

is the portfolio manager of a portion of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has over 27 years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen began his investing career as an analyst at Standard and Poor’s.

EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid- and large-cap equity investment products as well as fixed income products. As of December 31, 2006, Earnest Partners advised approximately $25.9 billion in assets.

Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing over $25 billion. In 1993, he developed Return Pattern Recognition®, the investment methodology used to select equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over twenty-five years of investment experience.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, manages the investments of the Value Equity Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. In addition, FMR Co., Inc. (“FMRC”) serves as sub-subadviser for the Fund. FMRC will be primarily responsible for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2006, FMR managed $1,234.0 billion in mutual fund assets.

Ciaran O’Neill

is the portfolio manager of the Value Equity Fund, which he has managed since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001, he has served as a portfolio manager for mutual funds and other accounts. Mr. O’Neill left Fidelity briefly in April of 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May of 2005 as a portfolio manager of mutual funds and separate accounts.

Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, New York, New York 10005, manages the investments of the Small Cap Core Equity Fund. As of December 31, 2006, the Investment Management Division of Goldman, Sachs & Co., which includes GSAM as a business unit, had $664.4 billion in total assets under management (excludes seed capital and assets under supervision). GSAM reported $627.6 billion in total assets under management and/or distribution as of December 31, 2006 (including seed capital and excluding assets under supervision).

Robert C. Jones

is a portfolio manager of the Small Cap Core Equity Fund. Mr. Jones, a Chartered Financial Analyst, is a Managing Director of GSAM and the Chief Investment Officer of the Global Quantitative Equity (“GQE”) Group. He has over 25 years of investment experience and developed the original model and investment process for GQE in the late 1980s and has been responsible for overseeing their continuing development and evolution ever since. Prior to joining GSAM in 1989, Mr. Jones was the Senior Quantitative Analyst in the Investment Research Department and the author of the monthly Stock Selection publication. Before joining Goldman Sachs in 1987, he conducted quantitative research for both a major investment banking firm and an options consulting firm.

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Melissa R. Brown

is a portfolio manager of the Small Cap Core Equity Fund. Ms. Brown, a Chartered Financial Analyst, is a Managing Director of GSAM and a Senior Portfolio Manager of the GQE Group where she is responsible for US and Global portfolios. As a member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown has 24 years of industry experience and joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm’s Investment Policy Committee.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110, manages the investments of the Growth Equity Fund. As of December 31, 2006, GMO had approximately $141 billion in assets under management.

Day-to-day management of the Growth Equity Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division’s team members work collaboratively to manage the Fund’s portfolio. Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio. Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO’s Emerging Markets Division.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investments of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of IXIS Asset Management US Group L.P. (“IXIS US Group”). IXIS US Group is a wholly-owned subsidiary of IXIS Asset Management. Harris managed approximately $68.5 billion in assets as of December 31, 2006.

Robert Levy

is primarily responsible for the day-to-day management of a portion of the Focused Value Fund. Mr. Levy, a Chartered Financial Analyst, is the Chairman and Chief Investment Officer of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Michael J. Mangan

assists Mr. Levy in the day-to-day management of a portion of the Focused Value Fund. Mr. Mangan, a Chartered Financial Analyst and Certified Public Accountant with over 17 years of investment experience, is a partner of Harris and joined the firm in 1997.

David G. Herro

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Chief Investment Officer, International Equities. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Chad M. Clark

is a portfolio manager of a portion of the Overseas Fund. Mr. Clark, a Chartered Financial Analyst, joined Harris as an analyst in 1995. Prior to joining Harris, Mr. Clark worked as a financial analyst for William Blair & Company from 1994-1995.

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Insight Capital Research & Management, Inc. (“Insight Capital”), located at 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596, manages a portion of the portfolio of the Emerging Growth Fund. Insight Capital is an employee-owned investment firm. As of December 31, 2006, Insight Capital had approximately $916.44 million in assets under management.

Lee Molendyk

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Molendyk, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio Team. He is also a member of Insight Capital’s Investment Committee. Prior to joining Insight Capital in 1999, he worked as a Financial Advisor at Morgan Stanley.

Lance Swanson

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Swanson, a Vice President and Portfolio Manager, is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio team. He is also a member of Insight’s Investment Committee. Mr. Swanson first joined Insight in 1996. From late 2000 until early 2002, he worked for Thomas Weisel Partners in San Francisco and then rejoined Insight in 2002.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, manages a portion of the portfolio of the Overseas Fund. MFS had approximately $187 billion in assets under management as of December 31, 2006. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

David R. Mannheim

is a portfolio manager of a portion of the Overseas Fund. Mr. Mannheim, a Senior Vice President of MFS, is a Director of Equity Portfolio Management and serves on MFS’ Investment Management Committee. Mr. Mannheim joined MFS in 1988 as an equity research analyst following non-U.S. securities before becoming a portfolio manager in 1992. Prior to joining MFS, Mr. Mannheim worked as a lending officer for Midatlantic National Bank.

Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, a Senior Vice President of MFS, is a Director of Asian Research. Mr. Smith joined MFS in 1994 as an equity research analyst following European securities before becoming a portfolio manager in 2001. Prior to joining MFS, Mr. Smith was a Senior Consultant for Andersen Consulting.

Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258, manages a portion of the portfolio of the Small Company Growth Fund. The firm focuses solely on small cap investing and has managed small cap portfolios since 1993. As of December 31, 2006, Mazama had approximately $7.3 billion in assets under management.

Ronald A. Sauer

is the senior portfolio manager of a portion of the Small Company Growth Fund. Mr. Sauer has been the President of Mazama and a Senior Portfolio Manager since 1997. Previously, Mr. Sauer was the President and Director of Research of Black & Company, Inc. from 1983 to 1997 and managed the small cap growth product that Mazama purchased from 1993-1997.

Stephen C. Brink

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Brink, a Senior Vice President of Mazama and a Chartered Financial Analyst, joined Mazama in 1997. Previously, Mr. Brink was the Chief Investment Officer of U.S. Trust Company of the Pacific Northwest, where he worked from 1984 to 1997.

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Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501 manages the investments of the Mid Cap Growth Equity Fund. Navellier was organized in 1987 and, as of December 31, 2006, managed approximately $4.89 billion in investor funds, including other mutual funds. Navellier is owned and controlled by its sole shareholder, Louis G. Navellier.

Michael Borgen

is the portfolio manager primarily responsible for the day-to-day management of the Mid Cap Growth Equity Fund. He has 12 years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. In addition, Mr. Borgen conducts ongoing research enhancements of Navellier’s quantitative investment process and works on product development.

Louis G. Navellier

is the Chairman and CEO of Navellier. He sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Fund’s portfolio management activities. Mr. Navellier refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Fund. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, IL 60603, manages the investments of the Indexed Equity Fund and the OTC 100 Fund. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

Brent Reeder

is primarily responsible for the day-to-day management of the Indexed Equity Fund and the OTC 100 Fund. Mr. Reeder is a Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

Sands Capital Management, LLC (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209, manages a portion of the portfolio of the Aggressive Growth Fund. As of December 31, 2006, Sands Capital had approximately $19.63 billion in assets under management.

Frank M. Sands, Sr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Sr., Chairman, CEO, and co-founder of Sands Capital, has been the portfolio manager for Sands Capital’s large capitalization growth stock strategy since the firm was formed in 1992. He has 37 years of investment management experience and is a Chartered Financial Analyst.

David E. Levanson

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Levanson, Senior Portfolio Manager and Director of U.S. Mutual Funds, re-joined Sands Capital in September 2002. Before re-joining the firm, Mr. Levanson was a Research Analyst for MFS Investment Management. Mr. Levanson is a Chartered Financial Analyst.

Frank M. Sands, Jr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Jr., President, Director of Research, and Senior Portfolio Manager, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands, Jr. is a Chartered Financial Analyst.

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A. Michael Sramek

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sramek, Portfolio Manager and Research Analyst, has been with Sands Capital since April 2001. Before joining Sands Capital, he was a Research Analyst with Mastrapasqua & Associates and previously an Associate in Plan Sponsor Services with BARRA/RogersCasey from 1995 to 1998. Mr. Sramek is a Chartered Financial Analyst.

SSgA Funds Management, Inc. (“SSgA FM”), located at One Lincoln Street, 33rd Floor, Boston, Massachusetts 02111, manages the investments of the Small Cap Value Equity Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2006, SSgA FM had over $123.4 billion in assets under management. This strategy is managed by the SSgA Global Enhanced Equity Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the strategy:

Ric Thomas

is a Principal of State Street Global Advisors and SSgA FM where he is a Deputy Department Head in the Enhanced Equity Group. Mr. Thomas, a Chartered Financial Analyst, focuses on managing both large-cap and small-cap strategies, as well as providing research on SSgA’s stock-ranking models. Prior to joining SSgA in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, he was an assistant economist at the Federal Reserve Bank of Kansas City where he operated the Bank’s econometric forecasting model and reported to the senior staff on national economic conditions. Mr. Thomas has been working in the investment management field since 1990.

Chuck Martin

is a Principal of State Street Global Advisors and SSgA FM. Mr. Martin, a Chartered Financial Analyst, is a portfolio manager in the firm’s Global Enhanced Equities group. He provides research and portfolio management support for multiple investment strategies. Prior to joining SSgA, Mr. Martin was an equity analyst at SunTrust Equitable Securities where he covered technology companies. He has also held various positions at Scudder and Putnam Investments. Mr. Martin has worked in the investment industry since 1993.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2006, T. Rowe Price had approximately $334.7 billion in assets under management.

Larry J. Puglia

is the portfolio manager for the Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Brian W.H. Berghuis

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

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Donald J. Peters

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Peters, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is also a portfolio manager for major institutional relationships with T. Rowe Price’s structured active and tax-efficient strategies, including the T. Rowe Price Tax-Efficient Balanced, Growth, and Multi-Cap Funds. Mr. Peters is a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1993.

Preston G. Athey

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114, manages the investments of the Core Opportunities Fund. Victory, a New York corporation registered as an investment adviser with the SEC, is a second-tier subsidiary of KeyCorp. As of December 31, 2006, Victory and its affiliates managed approximately $60.9 billion of assets for individual and institutional clients.

Lawrence G. Babin

is the lead portfolio manager of the Core Opportunities Fund. Mr. Babin, a Chartered Financial Analyst Charter Holder, is a Chief Investment Officer and Senior Managing Director of Victory and has been with Victory or an affiliate since 1982.

Paul D. Danes

is the portfolio manager of the Core Opportunities Fund. Mr. Danes is a Senior Portfolio Manager and Managing Director of Victory and has been associated with Victory or an affiliate since 1987.

Carolyn M. Rains

is the associate portfolio manager of the Core Opportunities Fund. Ms. Rains is a Portfolio Manager and a Managing Director of Victory and has been with Victory or an affiliate since 1998.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2006, Waddell & Reed had more than $47 billion in assets under management.

Mark G. Seferovich

is responsible, along with Mr. McQuade, for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and assistant portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. McQuade is also portfolio manager of the Waddell & Reed Target Small Cap Growth Portfolio and assistant portfolio manager of Waddell & Reed’s small cap style. He joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of

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the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

John R. Ryan

has served as portfolio manager of the Fundamental Value Fund since 2001. Mr. Ryan, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1981.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Mario E. Abularach

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.

Stephen C. Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.

Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101, manages the investments of the Strategic Bond Fund and a portion of the portfolio of the Strategic Balanced Fund. Western Asset, which concentrates exclusively on fixed-income investments, is a wholly-owned subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. As of December 31, 2006, Western Asset managed $574.6 billion in total fixed-income assets. Western Asset’s fixed-income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. The investment responsibilities of each sector team are distinct, yet success is derived from the constant interaction that unites the specialty groups into a cohesive whole. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. As of December 31, 2006, this team consisted of 139 professionals, led by:

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 29 years of industry experience, 16 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

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Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 25 years of industry experience, 15 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

Carl L. Eichstaedt

is also a portfolio manager of the Funds. Mr. Eichstaedt has 20 years of industry experience, 12 of them with the Firm. Previously, he worked as a portfolio manager at Harris Investment Management and Pacific Investment Management Company.

Edward A. Moody

is also a portfolio manager of the Funds. Mr. Moody has 30 years of industry experience, 21 of them with the Firm. Previously, he worked as a portfolio manager at the National Bank of Detroit.

Mark S. Lindbloom

is also a portfolio manager of the Funds. Mr. Lindbloom has 28 years of industry experience, 1 of them with the firm. Previously, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.

Western Asset Management Company Limited (“WAML”), a United Kingdom corporation, is located at 10 Exchange Square, London, UK EC2A 2EN. WAML manages the non-U.S. dollar denominated investments of the Strategic Bond Fund and of the portion of the portfolio of the Strategic Balanced Fund managed by Western Asset. WAML provides investment advice to mutual funds and other entities and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2006 WAML managed approximately $91.3 billion in assets and had 25 investment professionals.

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 29 years of industry experience, 16 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 25 years of industry experience, 15 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The Indexed Equity Fund also offers a sixth Class of shares (Class Z). The shares offered by this Prospectus are Class Y shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of Class Y, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class Y shares of the Funds may also be purchased by the following Eligible Purchasers:

•

Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $5 million;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if the Distributor or Adviser, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares.

Shareholder and Distribution Fees.  Class Y shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class Y shares do not have deferred sales charges or any Rule 12b-1 fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class Y shares. This compensation is paid by MassMutual,

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not from Fund assets. The payments on account of Class Y shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class Y shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Annual compensation paid on account of Class Y shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts, for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Diversified International Fund or Overseas Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Diversified International Fund or Overseas Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of each Destination Retirement Fund consist primarily of shares of the underlying MassMutual Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term

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capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Diversified International Fund and the Overseas Fund, however, generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Each of the Diversified International Fund and the Overseas Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders of these funds may be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Investment Performance

Similar account performance for some of the Sub-Advisers is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Fund managed by the Sub-Adviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds. In addition, for all of the Sub-Advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The following chart summarizes the composite performance of each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Funds. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Funds’ Class Y Shares.

Sub-Adviser/Fund	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

Western Asset Management Company/ Strategic Bond Fund	5.15%	4.60%	6.37%	7.09%

ClearBridge Advisors, LLC/ Strategic Balanced Fund	17.49%	9.64%	5.76%	9.29%

Western Asset Management Company/ Strategic Balanced Fund	5.04%	4.52%	6.30%	7.03%

AllianceBernstein L.P./ Diversified Value Fund	21.90%	13.91%	10.93%	N/A

Wellington Management Company, LLP/ Fundamental Value Fund	21.48%	13.06%	7.65%	10.31%

Davis Selected Advisers, L.P./ Large Cap Value Fund	15.10%	12.54%	9.27%	10.73%

Victory Capital Management Inc./ Core Opportunities Fund	13.88%	11.35%	7.68%	11.08%

T. Rowe Price Associates, Inc./ Blue Chip Growth Fund	9.63%	8.21%	4.45%	7.41%

AllianceBernstein L.P./ Large Cap Growth Fund	0.41%	7.31%	1.15%	6.91%

Grantham, Mayo, Van Otterloo & Co. LLC/
Growth Equity Fund	1.99%	3.45%	1.66%	6.16%

Sands Capital Management, LLC/ Aggressive Growth Fund	- 6.15%	7.43%	3.95%	9.28%

Delaware Management Company/ Aggressive Growth Fund	2.05%	6.33%	0.99%	N/A

Harris Associates L.P./ Focused Value Fund	16.27%	9.62%	9.52%	14.63%

Cooke & Bieler, L.P./ Focused Value Fund	24.73%	13.79%	13.49%	N/A

Cooke & Bieler, L.P./ Mid-Cap Value Fund	24.64%	13.71%	13.41%	N/A

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Sub-Adviser/Fund	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

SSgA Funds Management, Inc./ Small Cap Value Equity Fund	22.24%	17.41%	16.40%	N/A

Clover Capital Management, Inc./ Small Company Value Fund	15.81%	12.86%	10.52%	13.34%

T. Rowe Price Associates, Inc./ Small Company Value Fund	15.48%	15.70%	12.70%	N/A

EARNEST Partners, LLC/ Small Company Value Fund	9.52%	14.63%	16.15%	17.72%

Goldman Sachs Asset Management, L.P./ Small Cap Core Equity Fund	12.94%	11.65%	11.33%	N/A

Navellier & Associates, Inc./ Mid Cap Growth Equity Fund	5.47%	11.66%	7.52%	13.88%

T. Rowe Price Associates, Inc./ (Brian Berghuis’ approach) Mid Cap Growth Equity II Fund	6.66%	13.19%	9.53%	11.66%

T. Rowe Price Associates, Inc./ (Donald Peters’ approach) Mid Cap Growth Equity II Fund	9.23%	10.93%	7.39%	10.36%

Waddell & Reed Investment Management Company/ Small Cap Growth Equity Fund	3.22%	9.80%	7.02%	17.81%

Wellington Management Company, LLP/ (Kenneth Abrams’ approach) Small Cap Growth Equity Fund	15.86%	12.52%	10.33%	14.89%

Wellington Management Company, LLP/ (Steven Angeli’s approach) Small Cap Growth Equity Fund	13.27%	14.28%	10.07%	N/A

Eagle Asset Management, Inc./ Small Company Growth Fund	20.81%	13.83%	10.03%	7.89%

Mazama Capital Management, Inc./ Small Company Growth Fund	10.01%	3.92%	3.85%	10.35%

Delaware Management Company/ Emerging Growth Fund	9.58%	8.09%	7.45%	N/A

Insight Capital Research & Management, Inc./ Emerging Growth Fund	19.09%	14.16%	16.40%	14.74%

AllianceBernstein L.P./ Diversified International Fund	31.38%	26.00%	22.97%	N/A

Harris Associates L.P./ Overseas Fund	30.28%	20.46%	17.17%	12.33%

Massachusetts Financial Services Company/ Overseas Fund	27.82%	19.50%	15.87%	10.32%

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL SELECT STRATEGIC BOND FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$9.98	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.46 ***	0.37	***	-
Net realized and unrealized gain (loss) on investments	(0.03)	(0.21)		-

Total income from investment operations	0.43	0.16		-

Less distributions to shareholders:
From net investment income	(0.39)	(0.18)		-

Net asset value, end of year	$10.02	$9.98		$10.00

Total Return(a)	4.38%	1.57%		0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$109,603	$59,396		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.81%		-	‡
After expense waiver	N/A	0.75%	#	N/A	‡
Net investment income (loss) to average daily net assets	4.53%	3.64%		0.00%	‡
Portfolio turnover rate	162%	566%		N/A

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
+	The Fund commenced operations on December 31, 2004.
‡	Amounts are de minimus due to the short period of operations.

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MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.58	$10.48	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.28 ***	0.19 ***	0.14	***	-
Net realized and unrealized gain (loss) on investments	0.98	0.20	0.43		-

Total income from investment operations	1.26	0.39	0.57		-

Less distributions to shareholders:
From net investment income	(0.28)	(0.23)	(0.09)		-
From net realized gains	(0.11)	(0.06)	-		-

Total distributions	(0.39)	(0.29)	(0.09)		-

Net asset value, end of year	$11.45	$10.58	$10.48		$10.00

Total Return(a)	11.90%	3.76%	5.74%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$95,028	$78,145	$99,246		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.83%	0.83%		-	‡
After expense waiver	0.81% #	0.81% #	0.81%	(b)#	-	‡
Net investment income (loss) to average daily net assets	2.54%	1.82%	1.41%		-	‡
Portfolio turnover rate	85%	211%	129%		N/A

***	Per share amount calculated on the average share method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of year	$11.27	$10.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.19 ***	0.05	***
Net realized and unrealized gain (loss) on investments	2.22	0.53	0.94

Total income from investment operations	2.46	0.72	0.99

Less distributions to shareholders:
From net investment income	(0.20)	(0.15)	(0.05)
From net realized gains	(0.41)	(0.23)	(0.01)

Total distributions	(0.61)	(0.38)	(0.06)

Net asset value, end of year	$13.12	$11.27	$10.93

Total Return(a)	21.92%	6.61%	9.91%	**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$142,836	$56,761	$1,273
Ratio of expenses to average daily net assets:
Before expense waiver	0.68%	0.69%	0.75%	*
After expense waiver	N/A	N/A	0.69%	*#
Net investment income (loss) to average daily net assets	1.95%	1.70%	2.39%	*
Portfolio turnover rate	15%	16%	5%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average share method.
†	For the period October 15, 2004 (commencement of operations) through December 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expense of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

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MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.19	$10.78	$10.03		$7.80		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16 ***	0.15 ***	0.14	***	0.14	***	0.12	***
Net realized and unrealized gain (loss) on investments	2.17	0.66	0.84		2.19		(2.26)

Total income (loss) from investment operations	2.33	0.81	0.98		2.33		(2.14)

Less distributions to shareholders:
From net investment income	(0.16)	(0.14)	(0.12)		(0.10)		(0.06)
From net realized gains	(1.02)	(0.26)	(0.11)		-		-

Total distributions	(1.18)	(0.40)	(0.23)		(0.10)		(0.06)

Net asset value, end of year	$12.34	$11.19	$10.78		$10.03		$7.80

Total Return(a)	21.05%	7.55%	9.78%		29.82%		(21.41)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$134,485	$85,569	$120,769		$82,989		$40,511
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.83%	0.83%		0.84%		0.87%
After expense waiver	N/A	N/A	0.82%	(b)#	0.82%	(b)#	0.81%	(b)#
Net investment income (loss) to average daily net assets	1.32%	1.35%	1.35%		1.60%		1.44%
Portfolio turnover rate	43%	33%	31%		28%		38%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MASSMUTUAL SELECT VALUE EQUITY FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.55	$10.54	$9.59		$7.68		$9.35

Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.08 ***	0.10	***	0.12	***	0.10 ***
Net realized and unrealized gain (loss) on investments	1.26	1.02	1.19		1.91		(1.67)

Total income (loss) from investment operations	1.38	1.10	1.29		2.03		(1.57)

Less distributions to shareholders:
From net investment income	(0.11)	(0.08)	(0.11)		(0.12)		(0.10)
From net realized gains	(1.68)	(1.01)	(0.23)		-		-

Total distributions	(1.79)	(1.09)	(0.34)		(0.12)		(0.10)

Net asset value, end of year	$10.14	$10.55	$10.54		$9.59		$7.68

Total Return(a)	13.33%	10.49%	13.47%		26.40%		(16.87)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$5,136	$4,110	$2,891		$3,378		$7,543
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%	0.90%	0.93%		0.88%		0.90%
After expense waiver	N/A	N/A	0.88%	(b)#	0.86%	(b)#	0.89% #
Net investment income (loss) to average daily net assets	1.06%	0.75%	1.06%		1.42%		1.18%
Portfolio turnover rate	177%	94%	161%		66%		105%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.34		$10.45		$9.39		$7.27		$8.77

Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.09	***	0.08	***	0.07	***	0.05	***
Net realized and unrealized gain (loss) on investments	1.57		0.89		1.05		2.11		(1.50)

Total income (loss) from investment operations	1.66		0.98		1.13		2.18		(1.45)

Less distributions to shareholders:
From net investment income	(0.09)		(0.09)		(0.07)		(0.06)		(0.05)

Net asset value, end of year	$12.91		$11.34		$10.45		$9.39		$7.27

Total Return(a)	14.65%		9.37%		12.06%		30.04%		(16.52)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$218,268		$146,699		$127,223		$78,751		$39,762
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.85%		0.85%		0.85%		0.84%
After expense waiver	N/A		N/A		0.85%	(b)#	0.84%	(b)#	0.83%	(b)#
Net investment income (loss) to average daily net assets	0.78%		0.84%		0.81%		0.85%		0.66%
Portfolio turnover rate	18%		7%		3%		7%		25%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$11.54		$11.19	$10.29	$8.12	$10.60

Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.16 ***	0.17 ***	0.12 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	1.57		0.34	0.89	2.16	(2.49)

Total income (loss) from investment operations	1.76		0.50	1.06	2.28	(2.38)

Less distributions to shareholders:
From net investment income	(0.18)		(0.15)	(0.16)	(0.11)	(0.10)
Tax return of capital	(0.00	)†	-	-	-	-

Total distribution	(0.18)		(0.15)	(0.16)	(0.11)	(0.10)

Net asset value, end of year	$13.12		$11.54	$11.19	$10.29	$8.12

Total Return(a)	15.27%		4.49%	10.31%	28.10%	(22.47)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$494,849		$467,422	$419,366	$299,713	$198,240
Net expenses to average daily net assets	0.45%		0.45%	0.45%	0.45%	0.45%
Net investment income (loss) to average daily net assets	1.53%		1.43%	1.63%	1.34%	1.18%
Portfolio turnover rate	4%		6%	3%	2%	5%

***	Per share amount calculated on the average shares method.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
†	Tax return of capital is less than $0.01 per share.

–  128  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

	Class Y
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.79

Total income from investment operations	0.78

Less distributions to shareholders:
From net investment income	(0.02)
From net realized gains	(0.02)

Total distributions	(0.04)

Net asset value, end of period	$10.74

Total Return(a)	7.86%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,436
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%	*
After expense waiver	0.95%	*#
Net investment income (loss) to average daily net assets	(0.08)%	*
Portfolio turnover rate	79%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  129  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.11		$8.82		$8.39		$6.77		$9.10

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.01	***	0.06	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	0.76		0.30		0.43		1.62		(2.34)

Total income (loss) from investment operations	0.79		0.31		0.49		1.64		(2.33)

Less distributions to shareholders:
From net investment income	(0.03)		(0.02)		(0.06)		(0.02)		(0.00	)††

Net asset value, end of year	$9.87		$9.11		$8.82		$8.39		$6.77

Total Return(a)	8.64%		3.46%		5.83%		24.26%		(25.56)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$44,656		$4,732		$4,331		$3,626		$827
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.02%		1.01%		1.01%		1.01%
After expense waiver	0.93%	#	N/A		1.01%	(b)#	1.01%	(b)#	1.01%	#
Net investment income (loss) to average daily net assets	0.29%		0.17%		0.68%		0.26%		0.12%
Portfolio turnover rate	98%		28%		22%		23%		30%

***	Per share amount calculated on the average shares method.
††	Distributions from net investment income is less than $0.01 per share.
†††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  130  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.42		$9.10		$8.53		$7.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.02	)***	0.02	***	0.01	***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.06		1.34		0.57		1.53		(2.99)

Total income (loss) from investment operations	0.04		1.32		0.59		1.54		(3.00)

Less distributions to shareholders:
From net investment income	-		-		(0.02)		(0.01)		-
From net realized gains	(0.41)		-		-		-		-

Net asset value, end of year	$10.05		$10.42		$9.10		$8.53		$7.00

Total Return(a)	0.37%		14.51%		6.86%		22.04%		(30.00)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$10,043		$12,099		$9,052		$7,697		$78
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.98%		0.97%		0.94%		1.00%
After expense waiver	N/A		0.95%	#	0.85%	(b)#	0.86%	(b)#	0.82%	(b)#
Net investment income (loss) to average daily net assets	(0.19)%		(0.26)%		0.19%		0.08%		(0.11)%
Portfolio turnover rate	98%		83%		68%		47%		56%

***	Per share amount calculated on the average shares method.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  131  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$8.14		$7.88		$7.54		$6.12		$8.47

Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.04	***	0.03	***	0.01	***	(0.00	)***††
Net realized and unrealized gain (loss)on investments	0.11		0.25		0.34		1.41		(2.35)

Total income from investment operations	0.15		0.29		0.37		1.42		(2.35)

Less distributions to shareholders:
From net investment income	(0.04)		(0.03)		(0.03)		-		-

Net asset value, end of year	$8.25		$8.14		$7.88		$7.54		$6.12

Total Return(a)	1.88%		3.72%		4.92%		23.20%		(27.75)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$63,323		$115,290		$112,683		$101,937		$70,469
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.85%		0.86%		0.86%		0.86%
After expense waiver	N/A		N/A		0.84%	(b)#	0.77%	(b)#	0.82%	(b)#
Net investment income (loss) to average daily net assets	0.54%		0.45%		0.42%		0.10%		(.03)%
Portfolio turnover rate	114%		92%		181%		260%		224%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income (loss) is less than $.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  132  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.61		$6.00		$5.03		$3.83		$5.31

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.04	)***	(0.01	)***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.35)		0.65		0.98		1.21		(1.47)

Total income (loss) from investment operations	(0.39)		0.61		0.97		1.20		(1.48)

Net asset value, end of year	$6.22		$6.61		$6.00		$5.03		$3.83

Total Return(a)	(5.90)%		10.17%		19.28%		31.33%		(27.87)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$53,940		$41,705		$32,242		$17,333		$10,145
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.95%		0.96%		0.97%		0.97%
After expense waiver	0.93%	#	0.87%	#	0.90%	(b)#	0.93%	(b)#	0.94%	(b)#
Net investment income (loss) to average daily net assets	(0.61)%		(0.62)%		(0.27)%		(0.16)%		(0.16)%
Portfolio turnover rate	49%		24%		85%		93%		112%

***	Per share amount calculated on the average shares method.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  133  –

MASSMUTUAL SELECT OTC 100 FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$4.19		$4.15		$3.79		$2.54		$4.11

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.00	)***†	0.02	***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.29		0.04		0.36		1.26		(1.56)

Total income (loss) from investment operations	0.28		0.04		0.38		1.25		(1.57)

Less distributions to shareholders:
From net investment income	-		-		(0.02)		-		-

Net asset value, end of year	$4.47		$4.19		$4.15		$3.79		$2.54

Total Return(a)	6.68%		0.96%		9.98%		48.63%		(37.96)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,495		$2,628		$3,777		$3,827		$998
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%		0.71%		0.72%		0.77%		0.78%
After expense waiver	N/A		N/A		N/A		0.73%	#	0.64%	#
Net investment income (loss) to average daily net assets	(0.12)%		(0.11)%		0.49%		(0.45)%		(0.50)%
Portfolio turnover rate	7%		17%		30%		66%		65%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  134  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$17.02	$18.08	$17.12		$12.03		$13.46

Income (loss) from investment operations:
Net investment income (loss)	0.32 ***	0.07 ***	(0.00	)***†	(0.00	)***†	0.03	***
Net realized and unrealized gain (loss) on investments	3.09	0.55	1.99		5.50		(1.36)

Total income (loss) from investment operations	3.41	0.62	1.99		5.50		(1.33)

Less distributions to shareholders:
From net investment income	(0.33)	(0.08)	-		(0.00	)†	-
From net realized gains	(1.63)	(1.60)	(1.03)		(0.41)		(0.10)

Total distributions	(1.96)	(1.68)	(1.03)		(0.41)		(0.10)

Net asset value, end of year	$18.47	$17.02	$18.08		$17.12		$12.03

Total Return(a)	20.12%	3.44%	11.78%		45.71%		(9.85)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$144,555	$116,392	$94,538		$78,549		$45,302
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%	0.90%	0.90%		0.89%		0.90%
After expense waiver	N/A	N/A	0.88%	(b)#	0.89%	(b)#	0.90%	(b)#
Net investment income (loss) to average daily net assets	1.79%	0.40%	(0.01)%		(0.01)%		0.24%
Portfolio turnover rate	36%	31%	32%		31%		78%

***	Per share amount calculated on the average shares method.
†	Net investment loss and distributions from net investment income are less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

–  135  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

	Class Y
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	***
Net realized and unrealized gain (loss) on investments	1.40

Total income from investment operations	1.43

Less distributions to shareholders:
From net investment income	-
From net realized gains	-	‡

Total distributions	-

Net asset value, end of period	$11.43

Total Return(a)	14.42%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$-
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%	*
After expense waiver	0.98%	*#
Net investment income (loss) to average daily net assets	0.68%	*
Portfolio turnover rate	7%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
‡	Amounts are de minimis due to the short period of operations.

–  136  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

	Class Y
	Period ended 12/31/06†
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	***
Net realized and unrealized gain (loss) on investments	0.86

Total income from investment operations	0.96

Less distributions to shareholders:
From net investment income	(0.05)

Net asset value, end of period	$10.91

Total Return(a)	9.61%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,402
Ratio of expenses to average daily net assets:
Before expense waiver	1.32%	*
After expense waiver	1.00%	*#
Net investment income (loss) to average daily net assets	1.34%	*
Portfolio turnover rate	63%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
†	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  137  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.41	$14.35	$11.99		$8.66		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 ***	0.02 ***	0.05	***	0.06	***	0.11	***
Net realized and unrealized gain (loss) on investments	2.09	0.69	2.67		3.33		(1.40)

Total income (loss) from investment operations	2.13	0.71	2.72		3.39		(1.29)

Less distributions to shareholders:
From net investment income	(0.01)	-	(0.03)		(0.04)		(0.05)
From net realized gains	(1.00)	(0.65)	(0.33)		(0.02)		-

Total distributions	(1.01)	(0.65)	(0.36)		(0.06)		(0.05)

Net asset value, end of year	$15.53	$14.41	$14.35		$11.99		$8.66

Total Return(a)	14.93%	4.96%	22.80%		39.16%		(12.92)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$174,630	$98,126	$100,488		$46,409		$19,708
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%	1.09%	1.09%		1.11%		1.24%
After expense waiver	N/A	N/A	1.04%	(b)#	1.01%	(b)#	0.92%	(b)#
Net investment income (loss) to average daily net assets	0.22%	0.13%	0.37%		0.58%		1.32%
Portfolio turnover rate	50%	56%	36%		58%		69%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  138  –

MASSMUTUAL SELECT SMALL CAP CORE EQUITY FUND

	Class Y
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	***
Net realized and unrealized gain (loss) on investments	0.33

Total income from investment operations	0.38

Less distributions to shareholders:
From net investment income	(0.02)

Net asset value, end of period	$10.36

Total Return(a)	3.78%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,707
Ratio of expenses to average daily net assets:
Before expense waiver	1.59%	*
After expense waiver	1.00%	*#
Net investment income (loss) to average daily net assets	0.63%	*
Portfolio turnover rate	99%	**

*	Annualized.
**	Percentage represents the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  139  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.08		$8.94		$7.78		$5.95		$8.26

Income (loss) from investment operations:
Net investment income (loss)	0.06	***	(0.02	)***	(0.02	)***	(0.03	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.54		1.16		1.18		1.86		(2.28)

Total income (loss) from investment operations	0.60		1.14		1.16		1.83		(2.31)

Less distributions to shareholders:
From net investment income	(0.06)		-		-		-		-

Net asset value, end of year	$10.62		$10.08		$8.94		$7.78		$5.95

Total Return(a)	5.90%		12.86%		14.91%		30.76%		(27.97)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$19,475		$21,345		$15,791		$16,202		$9,379
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%		0.90%		0.90%		0.90%		0.90%
After expense waiver	N/A		N/A		0.87%	(b)#	0.86%	(b)#	0.89%	#
Net investment income (loss) to average daily net assets	0.55%		(0.19)%		(0.29)%		(0.38)%		(0.50)%
Portfolio turnover rate	130%		117%		93%		128%		284%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

–  140  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.48		$13.35		$11.34		$8.21		$10.40

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	(0.04	)***	(0.06	)***	(0.05	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.06		1.78		2.09		3.18		(2.15)

Total income (loss) from investment operations	1.07		1.74		2.03		3.13		(2.19)

Less distributions to shareholders:
From net realized gains	(1.12)		(0.61)		(0.02)		-		-

Net asset value, end of year	$14.43		$14.48		$13.35		$11.34		$8.21

Total Return(a)	7.45%		13.06%		17.94%		38.12%		(21.06)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$178,542		$139,779		$99,126		$51,284		$27,835
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.95%		0.95%		0.95%		0.98%
After expense waiver	N/A		N/A		0.94%	(b)#	0.94%	(b)#	0.96%	(b)#
Net investment income (loss) to average daily net assets	0.10%		(0.28)%		(0.49)%		(0.53)%		(0.51)%
Portfolio turnover rate	42%		28%		42%		54%		61%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  141  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$16.11		$14.52		$12.77		$8.87		$11.89

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.06	)***	(0.08	)***	(0.08	)***	(0.07	)***
Net realized and unrealized gain (loss) on investments	1.58		1.65		1.83		3.98		(2.95)

Total income (loss) from investment operations	1.51		1.59		1.75		3.90		(3.02)

Less distributions to shareholders:
From net realized gains	(1.14)		-		-		-		-

Net asset value, end of year	$16.48		$16.11		$14.52		$12.77		$8.87

Total Return(a)	9.32%		11.02%		13.70%		43.97%		(25.40)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$133,777		$95,822		$92,812		$87,801		$43,123
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.11%		1.12%		1.11%		1.11%
After expense waiver	N/A		N/A		1.08%	(b)#	1.09%	(b)#	1.10%	(b)#
Net investment income (loss) to average daily net assets	(0.41)%		(0.44)%		(0.61)%		(0.71)%		(0.68)%
Portfolio turnover rate	84%		59%		64%		56%		51%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Account (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  142  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.87		$10.19		$10.77		$7.02		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.07	)***	(0.04	)***	(0.05	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.57		(0.02)		0.20	†	4.32		(2.94)

Total income (loss) from investment operations	1.49		(0.09)		0.16		4.27		(2.98)

Less distributions to shareholders:
From net realized gains	(0.71)		(0.23)		(0.74)		(0.52)		-

Net asset value, end of year	$10.65		$9.87		$10.19		$10.77		$7.02

Total Return(a)	15.39%		(0.68)%		2.06%		60.75%		(29.80)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$20,226		$27,617		$40,990		$37,730		$10,545
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.14%		1.12%		1.18%		1.43%
After expense waiver	N/A		1.12%	#	0.95%	(b)#	0.95%	(b)#	0.83%	(b)#
Net investment income (loss) to average daily net assets	(0.73)%		(0.77)%		(0.40)%		(0.60)%		(0.52)%
Portfolio turnover rate	102%		149%		220%		141%		150%

***	Per share amount calculated on the average shares method.
†	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  143  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

	Class Y
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.05		$5.99		$5.21		$3.57		$6.15

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.04	)***	(0.05	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.39		0.10		0.83		1.68		(2.54)

Total income (loss) from investment operations	0.35		0.06		0.78		1.64		(2.58)

Net asset value, end of year	$6.40		$6.05		$5.99		$5.21		$3.57

Total Return(a)	6.13%		0.83%		14.97%		45.94%		(41.95)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$980		$4,760		$4,427		$3,051		$1,664
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		1.05%		1.07%		1.08%		1.06%
After expense waiver	N/A		N/A		N/A		1.04%	#	0.99%	#
Net investment income (loss) to average daily net assets	(0.57)%		(0.68)%		(0.91)%		(0.91)%		(0.83)%
Portfolio turnover rate	288%		124%		176%		198%		175%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  144  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

	Class Y
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	0.06

Total income from investment operations	0.07

Less distributions to shareholders:
From net investment income	(0.01)

Net asset value, end of period	$10.06

Total Return(a)	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$101
Ratio of expenses to average daily net assets:
Before expense waiver	8.41%	*
After expense waiver	1.09%	*#
Net investment income (loss) to average daily net assets	1.32%	*
Portfolio turnover rate	0%

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  145  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.03	$11.01	$9.61		$7.36		$8.43

Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.12 ***	0.09	***	0.04	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	2.81	1.16	1.63		2.25		(1.05)

Total income (loss) from investment operations	3.05	1.28	1.72		2.29		(1.05)

Less distributions to shareholders:
From net investment income	(0.22)	(0.22)	(0.09)		(0.04)		(0.02)
Tax return of capital	-	-	-		-		(0.00	)†
From net realized gains	(0.95)	(1.04)	(0.23)		-		-

Total distributions	(1.17)	(1.26)	(0.32)		(0.04)		(0.02)

Net asset value, end of year	$12.91	$11.03	$11.01		$9.61		$7.36

Total Return(a)	27.67%	11.69%	17.84%		30.88%		(12.34)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$248,042	$130,666	$93,675		$72,650		$19,204
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%	1.22%	1.24%		1.34%		1.73%
After expense waiver	N/A	N/A	1.23%	(b)#	1.24%	(b)#	1.22%	(b)#
Net investment income (loss) to average daily net assets	1.95%	1.05%	0.91%		0.50%		(0.02)%
Portfolio turnover rate	36%	88%	66%		92%		138%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and tax return of capital are less than $0.01 per share.
††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  146  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03†
Net asset value, beginning of year	$10.22	$10.35	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.38 ***	0.40 ***	0.45 ***	-
Net realized and unrealized gain (loss) on investments	0.18	(0.07)	0.23	-

Total income from investment operations	0.56	0.33	0.68	-

Less distributions to shareholders:
From net investment income	(0.36)	(0.38)	(0.29)	-
From net realized gains	(0.15)	(0.08)	(0.04)	-

Total distributions	(0.51)	(0.46)	(0.33)	-

Net asset value, end of year	$10.27	$10.22	$10.35	$10.00

Total Return(a)	5.45%	3.16%	6.80%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$125,831	$105,478	$80,590	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.12%	0.12%	0.13%	-	‡
After expense waiver	N/A	N/A	0.13% #	-	‡
Net investment income (loss) to average daily net assets	3.62%	3.84%	4.38%	-	‡
Portfolio turnover rate	27%	15%	33%	N/A

***	Per share amount calculated on the average shares method.
†	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimus due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  147  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.61	$10.56	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.39 ***	0.52 ***	0.85 ***	-
Net realized and unrealized gain (loss) on investments	0.32	(0.07)	(0.08)	-

Total income from investment operations	0.71	0.45	0.77	-

Less distributions to shareholders:
From net investment income	(0.34)	(0.34)	(0.19)	-
From net realized gains	(0.16)	(0.06)	(0.02)	-

Total distributions	(0.50)	(0.40)	(0.21)	-

Net asset value, end of year	$10.82	$10.61	$10.56	$10.00

Total Return(a)	6.77%	4.22%	7.69%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$57,929	$30,365	$5,605	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.17%	0.19%	0.78%	-	‡
After expense waiver	0.15% #	0.15% #	0.15% #	-	‡
Net investment income (loss) to average daily net assets	3.62%	4.80%	8.17%	-	‡
Portfolio turnover rate	34%	17%	28%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  148  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.95	$10.77	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.30 ***	0.45 ***	0.81 ***	-
Net realized and unrealized gain (loss) on investments	0.58	0.16	0.20	-

Total income from investment operations	0.88	0.61	1.01	-

Less distributions to shareholders:
From net investment income	(0.29)	(0.30)	(0.20)	-
From net realized gains	(0.29)	(0.13)	(0.04)	-

Total distributions	(0.58)	(0.43)	(0.24)	-

Net asset value, end of year	$11.25	$10.95	$10.77	$10.00

Total Return(a)	8.08%	5.63%	10.07%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$105,565	$65,716	$10,249	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.14%	0.19%	-	‡
After expense waiver	N/A	N/A	0.15% #	-	‡
Net investment income (loss) to average daily net assets	2.66%	4.04%	7.69%	-	‡
Portfolio turnover rate	32%	23%	19%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

–  149  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.54	$11.13	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.22 ***	0.32 ***	0.43 ***	-
Net realized and unrealized gain (loss) on investments	0.93	0.46	0.83	-

Total income from investment operations	1.15	0.78	1.26	-

Less distributions to shareholders:
From net investment income	(0.22)	(0.21)	(0.12)	-
From net realized gains	(0.37)	(0.16)	(0.01)	-

Total distributions	(0.59)	(0.37)	(0.13)	-

Net asset value, end of year	$12.10	$11.54	$11.13	$10.00

Total Return(a)	10.05%	6.97%	12.60%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$68,388	$33,819	$3,169	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.15%	0.23%	-	‡
After expense waiver	N/A	N/A	0.15% #	N/A	‡
Net investment income (loss) to average daily net assets	1.82%	2.77%	4.01%	0.00%	‡
Portfolio turnover rate	34%	17%	10%	N/A

***	Per share amount calculated on the average share method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  150  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.81	$11.28	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.16 ***	0.27 ***	-
Net realized and unrealized gain (loss) on investments	1.23	0.72	1.11	-

Total income from investment operations	1.35	0.88	1.38	-

Less distributions to shareholders:
From net investment income	(0.16)	(0.14)	(0.08)	-
From net realized gains	(0.56)	(0.21)	(0.02)	-

Total distributions	(0.72)	(0.35)	(0.10)	-

Net asset value, end of year	$12.44	$11.81	$11.28	$10.00

Total Return(a)	11.60%	7.88%	13.74%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$31,379	$8,379	$596	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.15%	0.54%	-	‡
After expense waiver	N/A	0.15% #	0.15% #	-	‡
Net investment income (loss) to average daily net assets	0.96%	1.41%	2.55%	-	‡
Portfolio turnover rate	42%	18%	13%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  151  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•

to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses;

•	to manage a Fund’s exposure to changing securities prices; and

•	to generate additional investment returns for the Diversified International Fund.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so

–  152  –

purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund, and the Destination Retirement Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Bond Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also

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purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may also enter into stock index futures contracts. These Funds and the Strategic Bond Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

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Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Indexing v. Active Management

Active management involves the Sub-Adviser buying and selling securities based on research and analysis. Unlike Funds that are actively managed, the Indexed Equity Fund and the OTC 100 Fund are “index” funds – they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although the OTC Fund is technically non-diversified for purposes of the 1940 Act – see Non-Diversification Risk on page 96). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500 Index as closely as possible for the Indexed Equity Fund and the NASDAQ 100 Index for the OTC 100 Fund, NTI, the Funds’ Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index or NASDAQ 100 Index, as the case may be, using a process known as “optimization.” Each Fund may not hold every one of the stocks in its target Index. The Funds utilize “optimization,” a statistical sampling technique, in an effort to run an efficient and effective strategy.

Optimization will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser, or in the case of the Destination Retirement Funds, the Fund’s Adviser, except for the Value Equity Fund’s Sub-Adviser, may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. The Value Equity Fund reserves the right to invest for temporary or defensive purposes, without limitation in preferred stock and investment grade debt instruments. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary

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defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Issuer Diversification

The Value Equity Fund, the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company is generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase

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the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

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Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/ Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class N shares of the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Select Strategic Bond Fund	Western Asset Management Company/Western Asset Management Company Limited

Large Cap Value
MassMutual Select Diversified Value Fund	AllianceBernstein L.P.
MassMutual Select Fundamental Value Fund	Wellington Management Company, LLP
MassMutual Select Value Equity Fund	Fidelity Management & Research Company
MassMutual Select Large Cap Value Fund	Davis Selected Advisers, L.P.

Large Cap Core
MassMutual Select Indexed Equity Fund	Northern Trust Investments, N.A.
MassMutual Select Core Opportunities Fund	Victory Capital Management Inc.

Large Cap Growth
MassMutual Select Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
MassMutual Select Large Cap Growth Fund	AllianceBernstein L.P.
MassMutual Select Growth Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
MassMutual Select Aggressive Growth Fund	Sands Capital Management, LLC/Delaware Management Company

MassMutual Select OTC 100 Fund	Northern Trust Investments, N.A.

Mid/Small Cap Value
MassMutual Select Focused Value Fund	Harris Associates L.P./Cooke & Bieler, L.P.
MassMutual Select Mid-Cap Value Fund	Cooke & Bieler, L.P.
MassMutual Select Small Cap Value Equity Fund	SSgA Funds Management, Inc.
MassMutual Select Small Company Value Fund	Clover Capital Management, Inc./T. Rowe Price Associates, Inc./EARNEST Partners, LLC

Small Cap Core
MassMutual Select Small Cap Core Equity Fund	Goldman Sachs Asset Management, L.P.

Mid/Small Cap Growth
MassMutual Select Mid Cap Growth Equity Fund	Navellier & Associates, Inc.
MassMutual Select Mid Cap Growth Equity II Fund	T. Rowe Price Associates, Inc.
MassMutual Select Small Cap Growth Equity Fund	Waddell & Reed Investment Management Company/ Wellington Management Company, LLP
MassMutual Select Small Company Growth Fund	Mazama Capital Management, Inc./Eagle Asset Management, Inc.
MassMutual Select Emerging Growth Fund	Delaware Management Company/Insight Capital Research & Management, Inc.

International/Global
MassMutual Select Diversified International Fund	AllianceBernstein L.P.
MassMutual Select Overseas Fund	Harris Associates L.P./Massachusetts Financial Services Company

Lifestyle/Asset Allocation
MassMutual Select Strategic Balanced Fund	ClearBridge Advisors, LLC/Western Asset Management Company/Western Asset Management Company Limited
MassMutual Select Destination Retirement Income Fund
MassMutual Select Destination Retirement 2010 Fund
MassMutual Select Destination Retirement 2020 Fund
MassMutual Select Destination Retirement 2030 Fund
MassMutual Select Destination Retirement 2040 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

April 2, 2007

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Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 102.

•	Investment return over the past ten years, or since inception if the Fund is less than ten years old.

•	Average annual total returns for the last one-, five- and ten-year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, average annual total returns for Class N shares of a Fund are based on the performance of Class A Shares, adjusted for class specific expenses.

Performance information provided for some of the Funds is based on either a composite of all portfolios managed by the Fund’s sub-adviser, or on a mutual fund managed by the Fund’s sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate the sub-adviser’s performance in managing such a portfolio. In such cases, the performance provided does not show the particular Fund’s performance. For the composites, some of these portfolios are mutual funds registered with the Securities and Exchange Commission (“SEC”) and some are private accounts. The performance provided reflects the sub-adviser’s composite or mutual fund performance, adjusted for estimated expenses of each class of the relevant Fund. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds’ performance would not have been lower had it been in operation during the periods for which composite or mutual fund performance is provided. The Funds’ performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the sub-advisers is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

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Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund’s “Total Annual Fund Operating Expenses” and, in some cases, “Net Fund Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

Important Information about the Focused Value Fund

Massachusetts Mutual Life Insurance Company (“MassMutual”) will gradually change the allocation of assets between the Focused Value Fund’s two sub-advisers, Harris Associates L.P. (“Harris”) and Cooke & Bieler, L.P. (“Cooke & Bieler”), with the ultimate goal of removing Cooke & Bieler as co-Sub-Adviser to the Fund. This action is intended to bring the Fund back to its original roots as a concentrated portfolio of securities that span the stock capitalization range, managed solely by Harris. While the investment objective of the Fund will not change, the removal of Cooke & Bieler may increase the volatility of the Fund because the Fund will ultimately hold fewer securities. Neither the Management Fees nor the Total Fund Expenses are expected to change due to this sub-adviser change.

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MassMutual Select Strategic Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

The Fund’s Sub-Adviser, Western Asset Management Company’s (“Western Asset”) opportunistic approach seeks to capitalize on inefficiencies in fixed income markets to add incremental value to the Fund’s portfolio. Western Asset places significant emphasis on risk management since the general objective is to exceed benchmark returns while approximating benchmark risk. When making investment decisions, Western Asset focuses on such critical areas as sector allocation, issue selection, duration weighting and term structure. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: the construction of an outlook for fundamental economic activity, the review of historical yield spreads or corporate debt versus Treasuries and the evaluation of changes in credit quality and its impact on prices.

The Fund’s target average modified duration is expected to range within 30% of the duration of the domestic bond market as a whole. “Duration” refers to the range within which the average modified duration of a portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the period shown above, the highest quarterly return for the Fund was 4.12% for the quarter ended September 30, 2006 and the lowest quarterly return was -1.00% for the quarter ended March 31, 2006.

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Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/04)
Return Before Taxes – Class N	2.73%	2.35%
Return After Taxes on Distributions – Class N	1.42%	1.46%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	1.78%	1.49%

Lehman Brothers® Aggregate Bond Index^	4.33%	3.48%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class N shares of the Fund reflects any applicable sales charge.

^ The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.36%
Total Annual Fund Operating Expenses(3)	1.41%

Less Expense Reimbursement	(.11%	)
Net Fund Expenses(4)(5)	1.30%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$236	$435	$761	$1,681

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$132	$435	$761	$1,681

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.30%. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  7  –

Western Asset Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Western Asset for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 4.25% for the quarter ended June 30, 2003 and the lowest was -2.32% for the quarter ended June 30, 2004.

Western Asset Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Western Asset’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Western Asset Composite
Class N*	3.59%	5.82%	6.54%

Lehman Brothers Aggregate Bond Index^	4.33%	5.06%	6.24%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Strategic Bond Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  8  –

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MassMutual Select Strategic Balanced Fund

Investment Objective

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategies and Risks

To obtain its objective, the Fund takes a multi-managed approach whereby two Sub-Advisers independently manage their own portion of the Fund’s assets. ClearBridge Advisors, LLC (“ClearBridge”) manages the equity component and Western Asset Management Company (“Western Asset”) manages the fixed income component.

The equity component will invest primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The equity component generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when ClearBridge believes smaller companies offer more attractive value opportunities.

The fixed income component will invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, in both U.S. dollars and local currencies. It also allows for opportunistic use of non-dollar, high-yield, and emerging market securities to enhance portfolio returns and lower volatility. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund’s target allocation is 60% equity securities and 40% fixed income securities but may fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s Adviser may change the allocation of the Fund’s assets between the Fund’s Sub-Advisers on a basis determined by the Fund’s Adviser to be in the best interest of shareholders. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 5.22%% for the quarter ended December 31, 2006 and the lowest quarterly return was -2.49% for the quarter ended March 31, 2005.

–  10  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class N	10.21%	6.35%
Return After Taxes on Distributions – Class N	9.54%	5.94%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	7.04%	5.30%

Russell 3000® Index^	15.72%	11.19%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class N shares of the Fund reflects any applicable sales charge.

^ The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.43%
Total Annual Fund Operating Expenses(3)(4)	1.53%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$259	$483	$834	$1,824

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$156	$483	$834	$1,824

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  11  –

ClearBridge and Western Asset Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
ClearBridge Mutual Fund	21.65%, 2Q 2003	-22.27%, 3Q 2002
Western Asset Composite	4.20%, 2Q 2003	-2.30%, 2Q 2004

ClearBridge and Western Asset Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
ClearBridge Mutual Fund
Class N*	15.79%	5.05%	8.58%

Lipper Balanced Fund Index^	11.60%	6.51%	7.44%
Russell 3000 Index^^	15.72%	7.17%	8.64%

	One Year	Five Years	Ten Years
Western Asset Composite
Class N*	3.34%	5.72%	6.54%

Lipper Balanced Fund Index^	11.60%	6.51%	7.44%
Lehman Brothers Aggregate Bond Index^^^	4.33%	5.06%	6.24%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by Western Asset, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. ClearBridge’s Similar Account performance is from a mutual fund managed by ClearBridge (the Legg Mason Partners Fundamental Value Fund) with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by ClearBridge, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share classes including sales loads. The bar charts is based on Class N expenses. Each Sub-Adviser’s Similar Account performance does not represent the historical performance of the MassMutual Select Strategic Balanced Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  12  –

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MassMutual Select Diversified Value Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices.

The Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. The investment process begins with a broad universe of about 650 stocks encompassing most of the S&P 500 and the Russell 1000® Value Index. AllianceBernstein will invest the Fund’s assets in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. AllianceBernstein seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. In addition, to moderate risk, AllianceBernstein may buy companies among the largest in the benchmark (the Russell 1000 Value Index) even if such companies are not attractive from a risk-adjusted return basis. In such cases, AllianceBernstein will underweight these companies versus their weight in the benchmark. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. AllianceBernstein uses a risk factor model to control risk. This model includes broad industry sectors and various measures of financial and valuation characteristics. AllianceBernstein looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, AllianceBernstein prefers stocks with lower accruals. In addition, earnings revisions and momentum tools are incorporated into the portfolio management process to optimize the timing of purchases and sales. To limit stock-specific risk relative to the benchmark, AllianceBernstein employs constraints on security and sector over/underweights.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the period shown above, the highest quarterly return for the Fund was 7.87% for the quarter ended December 31, 2006 and the lowest quarterly return was -0.46% for the quarter ended March 31, 2005.

–  14  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (10/15/04)
Return Before Taxes – Class N	20.11%	16.68%
Return After Taxes on Distributions – Class N	19.34%	16.11%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	14.06%	14.31%

Russell 1000® Value Index^	22.25%	18.32%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class N shares of the Fund reflects any applicable sales charge.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.39%
Total Annual Fund Operating Expenses(3)(4)	1.39%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$245	$440	$761	$1,669

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$142	$440	$761	$1,669

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  15  –

AllianceBernstein Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 16.30% for the quarter ended June 30, 2003 and the lowest was -19.02% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite
Class N*	20.19%	10.21%	8.64%

Russell 1000 Value Index^	22.25%	10.86%	7.81%

* Performance shown is the composite of all portfolios with about 150 stocks managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  16  –

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MassMutual Select Fundamental Value Fund

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment approach of the Fund’s Sub-Adviser, Wellington Management Company, LLP (“Wellington Management”), is based on the fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. This process of stock selection is sometimes referred to as a “bottom-up” process and frequently leads to contrarian industry weightings. Existing holdings are sold as they approach their price targets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 17.05% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.22% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class N*	19.09%	7.12%	7.12%

Russell 1000® Value Index^	22.25%	10.86%	10.70%
S&P 500® Index^^	15.78%	6.19%	5.94%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	19.09%	15.89%
Return After Taxes on Distributions – Class N	17.55%	15.30%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	14.31%	13.85%

Russell 1000® Value Index^	22.25%	18.70%
S&P 500® Index^^	15.78%	14.75%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

–  18  –

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.38%
Total Annual Fund Operating Expenses(3)(4)	1.53%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Year	10 Years
Class N	$259	$483	$834	$1,824

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Year	10 Years
Class N	$156	$483	$834	$1,824

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Wellington Management Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 17.17% for the quarter ended June 30, 2003 and the lowest was –20.24% for the quarter ended September 30, 2002.

–  19  –

Wellington Management Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Wellington Management’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite Class N*	19.78%	6.94%	9.60%

Russell 1000 Value Index^	22.25%	10.86%	11.00%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Fundamental Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  20  –

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MassMutual Select Value Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/earnings (P/E), price/sales (P/S), or price/book (P/B) ratios, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR normally invests at least 80% of the Fund’s net assets in equity securities. FMR normally invests the Fund’s assets primarily in common stocks. FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 102.

Note that although the Fund was originally registered as a non-diversified fund, under a position of the SEC, the Fund is currently required to operate as a diversified fund and will not operate as a non-diversified fund in the future until it obtains any necessary shareholder approval.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 15.28% for the quarter ended June 30, 2003 and the lowest quarterly return was –18.37% for the quarter ended September 30, 2002.

–  22  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes – Class N*	11.63%	7.59%	5.42%

Russell 1000® Value Index^	22.25%	10.86%	8.66%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	11.63%	15.03%
Return After Taxes on Distributions – Class N	8.33%	13.57%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	10.07%	12.75%

Russell 1000® Value Index^	22.25%	18.70%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns tables.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.41%
Total Annual Fund Operating Expenses(3)(4)	1.61%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$267	$508	$876	$1,911

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$164	$508	$876	$1,911

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  23  –

MassMutual Select Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting businesses that possess characteristics that the Fund’s Sub-Adviser, Davis Selected Advisers, L.P. (“Davis”) believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis will normally invest at least 80% of the Fund’s net assets in common stock of companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

Using intensive research into company fundamentals, the Sub-Adviser looks for factors, both quantitative and qualitative, that it believes foster sustainable long-term business growth. While few companies will exhibit all of these qualities, the Sub-Adviser believes that nearly every company in which it invests has a majority and appropriate mix of these traits:

•	First-Class Management: Proven track record; Significant personal ownership stake in business; Intelligent allocators of capital; Smart appliers of technology to improve business and lower costs;

•	Strong Financial Condition and Profitability: Strong balance sheets; Low cost structure/low debt; High after-tax returns on capital; High quality of earnings;

•	Strategic Positioning for the Long-Term: Non-obsolescent products/industries; Dominant position in a growing market; Global presence and brand names.

The Fund may also invest in foreign securities and may, but generally does not, use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 17.06% for the quarter ended June 30, 2003 and the lowest quarterly return was -13.67% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class N*	12.87%	8.05%	3.87%

S&P 500® Index^	15.78%	6.19%	1.30%
Russell 1000® Value Index^^	22.25%	10.86%	8.32%

		One Year	Since Inception (12/31/02)
Return Before Taxes –Class N		12.87%	15.54%
Return After Taxes on Distributions – Class N		12.86%	15.51%
Return After Taxes on Distributions and Sale of Fund Shares – Class N		8.38%	13.58%

S&P 500® Index^		15.78%	14.75%
Russell 1000® Value Index^^		22.25%	18.70%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

–  24  –

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns tables.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.40%
Total Annual Fund Operating Expenses(3)(4)	1.55%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$261	$490	$845	$1,845

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$158	$490	$845	$1,845

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.27% for the quarter ended December 31, 1998 and the lowest was -14.63% for the quarter ended September 30, 1998.

–  25  –

Davis Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Davis’ investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Davis Composite Class N*	13.40%	8.56%	10.02%

S&P 500 Index^	15.78%	6.19%	8.42%
Russell 1000 Value Index^^	22.25%	10.86%	11.00%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. Davis’ composite includes performance of the Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  26  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index1. The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 164). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes. The Sub-Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500 Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

1 “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 21.02% for the quarter ended December 31, 1998 and the lowest was -17.52% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class N†	13.67%	5.04%	7.19%

S&P 500® Index^	15.78%	6.19%	8.42%

(1) The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio in which the Fund previously invested, adjusted to reflect the Fund’s

–  28  –

current fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

† Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	13.67%	13.53%
Return After Taxes on Distributions – Class N	13.52%	13.38%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	9.08%	11.78%

S&P 500 Index^	15.78%	14.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund Assets) (% of average net assets)
Management Fees	.10%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.55%
Total Annual Fund Operating Expenses(3)	1.15%

Expense Reimbursement(4)	(.20%	)
Net Fund Expenses(5)	.95%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$201	$346	$614	$1,380

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$97	$346	$614	$1,380

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the table above reflect a written agreement by MassMutual to wave .20% of other expenses through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  29  –

MassMutual Select Core Opportunities Fund

Investment Objective

This Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund’s Sub-Adviser, Victory Capital Management Inc. (“Victory”), seeks to invest in both growth and value securities.

•	Growth stocks are stocks of companies that the Sub-Adviser believes will experience earnings growth; and

•	Value stocks are stocks that the Sub-Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Sub-Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer’s underlying assets, and expected future relative earnings growth. The Sub-Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance

The Fund began operations March 31, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.77%
Total Annual Fund Operating Expenses(3)	1.97%

Less Expense Reimbursement	(.32%	)
Net Fund Expenses(4)(5)	1.65%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$271	$587

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$168	$587

(1)	Applies to shares redeemed within 18 months of purchase.
(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

–  30  –

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.65%. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Victory Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Victory for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 19.74% for the quarter ended June 30, 2003 and the lowest was -19.21% for the quarter ended September 30, 2002.

Victory Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Victory’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Victory Composite
Class N*	12.18%	6.97%	10.37%

S&P 500® Index^	15.78%	6.19%	8.42%

* Performance shown is a composite of all portfolios managed by Victory with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Core Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  31  –

MassMutual Select Blue Chip Growth Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the view of the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), are well established in their industries and have the potential for above-average earnings growth. The Sub-Adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals. The investment approach reflects the Sub-Adviser’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with Fund objectives. The Fund’s investments in foreign securities are limited to 20% of its total assets.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

-

During the periods shown above, the highest quarterly return for the Fund was 13.11% for the quarter ended June 30, 2003 and the lowest quarterly return was -16.30% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/01)
Return Before Taxes –Class N*	6.96%	1.24%	-	0.68%

Russell 1000® Growth Index^	9.07%	2.69%		0.62%
S&P 500® Index^^	15.78%	6.19%		3.99%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	6.96%	9.56%
Return After Taxes on Distributions – Class N	6.96%	9.55%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	4.52%	8.28%

Russell 1000® Growth Index^	9.07%	12.17%
S&P 500® Index^^	15.78%	14.75%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N

–  32  –

expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.49%
Total Annual Fund Operating Expenses(3)	1.69%

Less Expense Reimbursement(4)	(.10%	)
Net Fund Expenses(5)	1.59%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$265	$523	$908	$1,989

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$162	$523	$908	$1,989

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fee through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  33  –

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 24.61% for the quarter ended December 31, 1998 and the lowest was -17.38% for the quarter ended March 31, 2001.

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund
Class N*	7.95%	3.76%	6.72%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is from a composite of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. T. Rowe Price replaced Fidelity Management & Research Company as the Fund’s Sub-Adviser on February 16, 2006. The composite performance does not represent the historical performance of the MassMutual Select Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  34  –

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MassMutual Select Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. AllianceBernstein may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

AllianceBernstein’s investment strategy focuses on a relatively small number of intensively researched companies. AllianceBernstein selects the Fund’s investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, AllianceBernstein invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. AllianceBernstein will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 12.08% for the quarter ended June 30, 2003 and the lowest quarterly return was –17.60% for the quarter ended June 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class N*	-1.37%	0.26%	0.26%

Russell 1000® Growth Index^	9.07%	2.69%	2.38%
S&P 500® Index^^	15.78%	6.19%	5.94%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	-1.37%	10.24%
Return After Taxes on Distributions – Class N	-1.96%	10.08%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	-0.10%	8.88%

Russell 1000® Growth Index^	9.07%	12.17%
S&P 500® Index^^	15.78%	14.75%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

–  36  –

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.54%
Total Annual Fund Operating Expenses(3)(4)	1.69%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Year	10 Years
Class N	$275	$533	$918	$1,998

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Year	10 Years
Class N	$172	$533	$918	$1,998

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 30.79% for the quarter ended December 31, 1998 and the lowest was -17.73% for the quarter ended September 30, 2001.

–  37  –

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
AllianceBernstein Composite Class N*	-1.30%	0.43%	6.19%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  38  –

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MassMutual Select Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), believes offer prospects for long-term growth.

GMO uses proprietary research and multiple quantitative models to identify stocks it believes are undervalued and stocks in the growth universe it believes have improving fundamentals. Generally, these stocks are trading at prices below what GMO believes to be their intrinsic value. GMO also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline, industry and sector weight, and market capitalization. The factors considered by GMO and the models may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 14.55% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.54% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class N*	0.27%	-0.95%	-2.00%

Russell 1000® Growth Index^	9.07%	2.69%	-1.63%
S&P 500® Index^^	15.78%	6.19%	2.41%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	0.27%	7.37%
Return After Taxes on Distributions – Class N	0.27%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	0.17%	6.36%

Russell 1000® Growth Index^	9.07%	12.17%
S&P 500® Index^^	15.78%	14.75%

–  40  –

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.68%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.37%
Total Annual Fund Operating Expenses(3)(4)	1.55%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$261	$490	$845	$1,845

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$158	$490	$845	$1,845

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  41  –

GMO Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by GMO for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 27.27% for the quarter ended December 31, 1998 and the lowest was -21.71% for the quarter ended March 31, 2001.

GMO Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares GMO’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
GMO Composite
Class N*	0.29%	0.95%	5.44%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all portfolios managed by GMO with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. GMO replaced Massachusetts Financial Services Company as the Fund’s Sub-Adviser on June 1, 2004. The composite performance does not represent the historical performance of the MassMutual Select Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  42  –

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MassMutual Select Aggressive Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Sands Capital Management, LLC (“Sands Capital”), generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Sub-Adviser looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued rationally in relation to comparable companies in the market. Sands Capital emphasizes investments in large capitalization growth companies. Sands Capital does not typically invest in companies that have market capitalizations of less than $1 billion. Sands Capital may invest up to 20% of its portion of the portfolio in securities issued by non-U.S. companies.

Delaware Management Company (“DMC”), invests primarily in common stocks of large capitalization growth-oriented companies that DMC believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, DMC seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. DMC also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. DMC currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $1.18 billion to $424.52 billion as of January 31, 2007, DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page 104.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 19.61% for the quarter ended December 31, 2001 and the lowest quarterly return was -26.54% for the quarter ended March 31, 2001.

–  44  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class N*	-7.37%	2.53%	-7.48%

Russell 1000® Growth Index^	9.07%	2.69%	-5.39%
S&P 500® Index^^	15.78%	6.19%	1.30%

		One Year	Since Inception (12/31/02)
Return Before Taxes –Class N		-7.37%	12.12%
Return After Taxes on Distributions – Class N		-7.37%	12.12%
Return After Taxes on Distributions and Sale of Fund Shares – Class N		-4.79%	10.55%

Russell 1000® Growth Index^		9.07%	12.17%
S&P 500® Index^^		15.78%	14.75%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.73%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.42%
Total Annual Fund Operating Expenses(3)(4)	1.65%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$271	$520	$897	$1,955

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$520	$897	$1,955

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  45  –

Prior Performance for Similar Accounts managed by Sands Capital and DMC or certain of its affiliates*

The bar chart illustrates the variability of returns achieved by Sands Capital and DMC or certain of its affiliates for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Sands Capital Composite	32.58%, 4Q 1998	-23.51%, 3Q 2001
DMC Composite	14.45%, 1Q 2000	-21.62%, 3Q 2001

Average Annual Total Returns for

Similar Accounts managed by Sands Capital and DMC or certain of its affiliates*

(for the periods ended December 31, 2006)

The table compares investment results for accounts managed by Sands Capital and DMC or certain of its affiliates with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Sands Capital Composite Class N*	-7.85%	3.23%	8.55%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

	One Year	Five Years	Since Inception (1/1/00)
DMC Composite Class N*	0.35%	0.28%	-	5.04%

Russell 1000 Growth Index^	9.07%	2.69%	-	4.87%
S&P 500 Index^^	15.78%	6.19%		1.12%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser or, in the case of DMC, certain of its affiliates, with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. For DMC, the composite includes portfolios that are registered investment companies whose performance has been calculated gross of fees and adheres to Global Investment Performance Standards. The bar chart is based on Class N expenses. The portfolio management team responsible for the portfolios in the DMC composite changed to the team led by Mr. Van Harte on April 4, 2005. Certain changes were made to the investment policies and strategies of the portfolios in the DMC composite in connection with the changes to the portfolio management team. Sands Capital replaced Janus Capital Management LLC as the Fund’s Sub-Adviser on January 5, 2004. DMC became a co-Sub-Adviser of the Fund on June 6, 2006. The composite performance does not represent the historical performance of the MassMutual Select Aggressive Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  46  –

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MassMutual Select OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 164). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 34.52% for the quarter ended December 31, 2001 and the lowest quarterly return was -36.42% for the quarter ended September 30, 2001.

–  48  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class N*	4.90%	1.10%	-11.97%

NASDAQ 100 Index®^	6.79%	2.18%	-10.83%
		One Year	Since Inception (12/31/02)
Return Before Taxes – Class N		4.90%	14.26%
Return After Taxes on Distributions – Class N		4.90%	14.25%
Return After Taxes on Distributions and Sale of Fund Shares – Class N		3.18%	12.44%

NASDAQ 100 Index®^		6.79%	15.41%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index or its use of any data included therein. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.15%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.81%
Total Annual Fund Operating Expenses(3)(4)	1.46%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$252	$462	$797	$1,746

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$149	$462	$797	$1,746

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  49  –

MassMutual Select Focused Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. equity securities.

As a “non-diversified” fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” described on page 104.

The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Harris Associates L.P. (“Harris”) seeks out companies that it believes are trading at significant discounts to their underlying value. Harris utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations over $1 billion and which have significant profit potential.

Sell targets are generally set when a stock is first purchased. The Sub-Adviser generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when it is determined that management is no longer a steward of shareholder interests.

Harris intends to invest primarily in U.S. companies, but may invest up to 25% of its portion of the portfolio (valued at the time of investment) in securities of non-U.S. issuers. These may include foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund’s foreign investments, but the Fund does not expect to invest more than 5% of its total assets in securities of issuers based in emerging markets.

Cooke & Bieler, L.P. (“Cooke & Bieler”) invests primarily in the common stocks of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Midcap® Value Index.

Cooke & Bieler seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

–  50  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 23.01% for the quarter ended June 30, 2003 and the lowest quarterly return was -14.41% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes –Class N*	18.35%	11.99%	14.20%

Russell 1000® Index^	15.46%	6.82%	1.62%
Russell 2500 Index^^	16.17%	12.19%	9.22%

		One Year	Since Inception (12/31/02)
Return Before Taxes – Class N		18.35%	18.75%
Return After Taxes on Distributions – Class N		16.47%	17.29%
Return After Taxes on Distributions and Sale of Fund Shares – Class N		14.02%	16.05%

Russell 1000® Index^		15.46%	15.45%
Russell 2500 Index^^		16.17%	21.38%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The Russell 1000® Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Index rather than the Russell 2500 Index because the Russell 1000 Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.69%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.41%
Total Annual Fund Operating Expenses(3)(4)	1.60%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual

–  51  –

costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$266	$505	$871	$1,900

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$505	$871	$1,900

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Harris and Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	24.56%, 2Q 2003	-18.45%, 3Q 2002
Cooke & Bieler Composite	20.61%, 2Q 1999	-20.91%, 3Q 2002

Harris and Cooke & Bieler Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class N*	14.56%	8.80%	13.92%

Russell 1000 Index^	15.46%	6.82%	8.64%
Russell 2500 Index^^	16.17%	12.19%	11.26%

			Since Inception (3/1/98)
Cooke & Bieler Composite
Class N*	23.02%	12.78%	13.74%

Russell 1000 Index^	15.46%	6.82%	5.45%
Russell 2500 Index^^	16.17%	12.19%	9.41%
Russell Midcap® Value Index^^^	20.22%	15.88%	11.22%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Focused Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Russell Midcap® Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  52  –

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MassMutual Select Mid-Cap Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in the stocks of mid-cap companies. “Mid-cap” companies are defined as those with market capitalizations in the range of $500 million to $5 billion at the time of purchase or whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell Midcap® Value Index – as of January 31, 2007, between $1.18 billion and $21.76 billion. The range of capitalization of companies included in the Russell Mid Cap Value Index will fluctuate as market prices increase or decrease. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside these ranges.

The Fund’s Sub-Adviser, Cooke & Bieler, L.P. (“Cooke & Bieler”), seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance

The Fund began operations August 29, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.66%
Total Annual Fund Operating Expenses	1.86%

Less Expense Reimbursement	(.18%	)
Net Fund Expenses(3)(4)	1.68%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$274	$567

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$171	$567

–  54  –

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Cooke & Bieler for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 20.59% for the quarter ended June 30, 1999 and the lowest was -20.93% for the quarter ended September 30, 2002.

Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Cooke & Bieler’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (3/1/98)
Cooke & Bieler Composite Class N*	22.94%	12.70%	13.66%

Russell Midcap® Value Index^	20.22%	15.88%	11.22%

* Performance shown is a composite of all portfolios managed by Cooke & Bieler with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Mid-Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  55  –

MassMutual Select Small Cap Value Equity Fund

Investment Objective

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Value Index – as of January 31, 2007, $3.49 billion. The Fund’s investment strategy is designed to provide a bridge between passive investments and activity managed investments where the Fund’s Sub-Adviser, SSgA Funds Management, Inc. (“SSgA FM”) , uses research and analytical modeling to selectively choose securities for investment. SSgA FM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in the Russell 2000 Value Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance

The Fund began operations March 31, 2006, and therefore does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.77%
Total Annual Fund Operating Expenses(3)	2.02%

Less Expense Reimbursement	(.32%	)
Net Fund Expenses(4)(5)	1.70%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$276	$603

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$173	$603

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

–  56  –

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.70%. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

SSgA FM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by SSgA FM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.17% for the quarter ended June 30, 2003 and the lowest was -20.46% for the quarter ended September 30, 2002.

SSgA FM Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares SSgA FM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (1/02)
SSgA FM Composite Class N*	20.54%	15.69%	15.69%

Russell 2000® Value Index^	23.48%	15.37%	15.37%

* Performance shown is a composite of all portfolios managed by SSgA FM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  57  –

MassMutual Select Small Company Value Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by three Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either Index. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives.

Clover Capital Management, Inc. (“Clover”) invests in stocks of companies that it believes have low valuations relative to the market or to their historical valuation. Quantitative analysis is employed to identify attractive small cap stocks, then fundamental analysis is employed to identify catalysts for beneficial change. Clover invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out of favor with investors.

Reflecting a value approach to investing, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks to purchase the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

EARNEST Partners, LLC (“Earnest Partners”) employs a value based investment style by seeking to identify companies with stocks trading at prices below what it believes are their intrinsic values. Earnest Partners uses a bottom-up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. Earnest Partners utilizes relationships with key analysts and industry perspectives. Earnest Partners uses a statistical approach designed to measure and control the prospect of substantially underperforming the benchmark to seek to limit company specific risk in the Fund’s portfolio. Earnest Partners expects to invest in approximately 60 companies. The portfolio’s sector weightings are a result of, and secondary to, individual stock selections.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

–  58  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 19.95% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.95% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes –Class N*	13.14%	11.67%	11.67%

Russell 2000® Value Index^	23.48%	15.37%	15.16%
Russell 2000 Index^^	18.37%	11.39%	11.15%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	13.14%	19.11%
Return After Taxes on Distributions – Class N	12.01%	18.47%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	9.93%	16.70%

Russell 2000® Value Index^	23.48%	23.32%
Russell 2000 Index^^	18.37%	21.23%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Value Index rather than the Russell 2000 Index because the Russell 2000 Value Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.44%
Total Annual Fund Operating Expenses(3)(4)	1.79%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

–  59  –

The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$285	$563	$970	$2,105

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$182	$563	$970	$2,105

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Clover, T. Rowe Price and Earnest Partners Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Clover Composite	26.33%, 2Q 1999	-22.55%, 3Q 2002
T. Rowe Price Account	19.65%, 2Q 1999	-20.00%, 3Q 1998
Earnest Partners Composite	24.23%, 2Q 1997	-14.41%, 3Q 2002

Clover, T. Rowe Price and Earnest Partners Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Clover Composite
Class N*	14.11%	9.81%	12.63%

Russell 2000 Value Index^	23.48%	15.37%	13.27%
Russell 2000 Index^^	18.37%	11.39%	9.44%

			Since Inception
T. Rowe Account			(4/1/97)
Class N*	13.78%	12.00%	12.03%

Russell 2000 Value Index^	23.48%	15.37%	13.66%
Russell 2000 Index^^	18.37%	11.39%	10.29%

			Ten Years
Earnest Partners Composite
Class N*	7.82%	15.44%	17.01%

Russell 2000 Value Index^	23.48%	15.37%	13.27%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser, or in the case of T. Rowe Price, all discretionary, fee paying portfolios managed by T. Rowe Price, with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  60  –

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MassMutual Select Small Cap Core Equity Fund

Investment Objective

This Fund seeks long-term growth of capital through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small capitalization issuers, including foreign issuers that are traded in the United States. These issuers will have public market capitalizations similar to that of the range of market capitalizations of companies constituting the Russell 2000® Index at the time of investment – as of January 31, 2007, between $33.03 million and $1.04 billion. The range of capitalizations included in the index will fluctuate as market prices increase or decrease. The Fund’s investments are selected by the Fund’s Sub-Adviser, Goldman Sachs Asset Management, L.P. (“GSAM”) , using quantitative techniques to evaluate companies’ fundamental characteristics and seeking to maximize the Fund’s expected return, while maintaining style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks to create a portfolio consisting of companies with similar market capitalizations, but better momentum, profitability, valuation and other fundamental characteristics than the Russell 2000 Index. GSAM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance

The Fund began operations March 31, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	1.05%
Total Annual Fund Operating Expenses(3)	2.30%

Less Expense Reimbursement	(.59%	)
Net Fund Expenses(4)(5)	1.71%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

–  62  –

	1 Year	3 Years
Class N	$277	$662

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$174	$662

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund expenses would otherwise exceed 1.70%. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

GSAM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by GSAM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.17% for the quarter ended June 30, 2003 and the lowest was -23.05% for the quarter ended September 30, 1998.

GSAM Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006 )

The table compares GSAM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (9/1/97)
GSAM Composite
Class N*	11.24%	10.61%	7.76%

Russell 2000® Index^	18.37%	11.39%	8.21%

* Performance shown is a composite of all portfolios managed by GSAM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Core Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  63  –

MassMutual Select Mid Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index – as of January 31, 2007, between $597.69 million and $21.76 billion. The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund’s Sub-Adviser, Navellier & Associates, Inc. (“Navellier”) believes it will help protect the Fund from potential losses, or to meet shareholder redemptions. Up to 15% of the Fund’s net assets may be invested in foreign securities traded on the U.S. market.

The Fund is designed to achieve the highest possible returns while minimizing risk. Navellier’s selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Navellier uses an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

Navellier mainly buys stocks of companies which it believes are poised to rise in price. The investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Navellier attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, Navellier uses a proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates. Navellier’s research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning of page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return was 17.58% for the quarter ended December 31, 2001 and the lowest was -27.61% for the quarter ended September 30, 2001.

–  64  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class N*	4.15%	4.55%	1.44%

Russell Midcap® Growth Index^	10.66%	8.22%	5.09%
Russell 2500 Index^^	16.17%	12.19%	11.11%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	4.15%	14.88%
Return After Taxes on Distributions – Class N	4.15%	14.88%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	2.70%	13.00%

Russell Midcap® Growth Index^	10.66%	19.66%
Russell 2500 Index^^	16.17%	21.38%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^The Russell Midcap® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell Midcap Growth Index rather than the Russell 2500 Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.41%
Total Annual Fund Operating Expenses(3)(4)	1.61%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$267	$508	$876	$1,911

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$164	$508	$876	$1,911

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  65  –

Navellier Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Navellier for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 46.03% for the quarter ended December 31, 1999 and the lowest was -21.02% for the quarter ended March 31, 2001.

Navellier Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Navellier’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Navellier Similar Accounts Class N*	3.77%	6.81%	13.15%

Russell MidCap Growth Index^	10.66%	8.22%	8.62%
Russell 2500 Index^^	16.17%	12.19%	11.26%

* Navellier’s Similar Account performance is a composite of all portfolios managed by Navellier with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. Navellier replaced Morgan Stanley Investments, LP as the Fund’s Sub-Adviser on May 1, 2002. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  66  –

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MassMutual Select Mid Cap Growth Equity II Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index – as of January 31, 2007, between $597.69 million and $21.76 billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the Fund’s portfolio will be invested using active stock selection and fundamental research. The Fund’s portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

•	A demonstrated ability to consistently increase revenues, earnings, and cash flow;

•	Capable management;

•	Attractive business niches and operate in industries experiencing increasing demand;

•	A sustainable competitive advantage;

•	Proven products or services; or

•	Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of, or demand for, the securities.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 20.59% for the quarter ended December 31, 2001 and the lowest quarterly return was -19.03% for the quarter ended September 30, 2002.

–  68  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/00)
Return Before Taxes – Class N*	5.69%	8.54%	6.87%

Russell Midcap® Growth Index^	10.66%	8.22%	0.47%
S&P MidCap 400 Index^^	10.31%	10.88%	9.55%

		One Year	Since Inception (12/31/02)
Return Before Taxes – Class N		5.69%	17.91%
Return After – Taxes on Distributions – Class N		4.55%	17.40%
Return After Taxes on Distributions and Sale of Fund Shares – Class N		5.16%	15.69%

Russell Midcap® Growth Index^		10.66%	19.66%
S&P MidCap 400 Index^^		10.31%	18.49%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The Russell Midcap® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell Midcap Growth Index rather than the S&P MidCap 400 Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P MidCap 400 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.40%
Total Annual Fund Operating Expenses(3)(4)	1.65%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$271	$520	$897	$1,955

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$520	$897	$1,955

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to

–  69  –

the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Mutual Fund (for Brian Berghuis’ approach)	26.89%, 4Q 1998	-19.25%, 3Q 2002
T. Rowe Price Composite (for Donald Peters’ approach)	39.63%, 4Q 1999	-25.34%, 3Q 2001

T. Rowe Price Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund Class N* (Berghuis)	4.96%	8.81%	10.95%
T. Rowe Price Composite Class N* (Peters)	7.53%	6.69%	9.66%

Russell Midcap Growth Index^	10.66%	8.22%	8.62%
S&P MidCap 400 Index^^	10.31%	10.88%	13.47%

* Performance shown is from composites of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity II Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  70  –

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MassMutual Select Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

Wellington Management Company, LLP (“Wellington Management”) employs two investment approaches: one used by Kenneth Abrams and one used by Steven Angeli.

Wellington Management’s investment approach used by Mr. Abrams emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies. These companies generally share several common characteristics: financial strength; top market share; significant insider ownership; a high level of focus on core businesses; favorable industry dynamics; and significant potential appreciation over a three year time horizon.

Wellington Management’s investment approach used by Mr. Angeli employs its own proprietary fundamental research and bottom-up stock selection to identify small-capitalization growth companies with significant appreciation potential. This approach looks at both the life-cycle of a company and its fundamental characteristics. Companies whose stocks are purchased for the Fund generally share several common characteristics: sustainable revenue growth; superior market position; positive financial trends; and high quality management.

Both of the investment approaches employed by Wellington Management will generally sell companies from the Fund when: target prices are reached; detailed evaluation suggests that future upside potential is limited; company fundamentals are no longer attractive; superior purchase candidates are identified; or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 15-20%+, pre-tax margins of 20%+, and low-debt capital structure. Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated 3-5 year holding period, and therefore expects this portion of the Fund’s portfolio to typically have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

–  72  –

During the periods shown above, the highest quarterly return was 22.46% for the quarter ended December 31, 2001 and the lowest was -24.91% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class N*	7.51%	7.44%	7.41%

Russell 2000® Growth Index^	13.35%	6.93%	3.65%
Russell 2000 Index^^	18.37%	11.39%	9.50%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	7.51%	18.01%
Return After Taxes on Distributions – Class N	6.41%	17.71%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	6.35%	15.80%

Russell 2000® Growth Index^	13.35%	19.03%
Russell 2000 Index^^	18.37%	21.23%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.82%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.50%
Total Annual Fund Operating Expenses(3)(4)	1.82%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$288	$573	$985	$2,137

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$185	$573	$985	$2,137

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

–  73  –

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Wellington Management and Waddell & Reed

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite (for Kenneth Abrams’ approach)	35.03%, 4Q 1999	-22.34%, 3Q 2001
Wellington Management Composite (for Steven Angeli’s approach)	42.09%, 4Q 1999	-24.33%, 3Q 2001
Waddell & Reed Composite	43.97%, 4Q 1999	-22.39%, 3Q 2001

Wellington Management and Waddell & Reed

Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite (for Kenneth Abrams’ approach) Class N*	14.16%	9.61%	14.18%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

			Since Inception (1/1/98)
Wellington Management Composite (for Steven Angeli’s approach) Class N*	11.57%	9.35%	10.91%

Russell 2000 Growth Index^	13.35%	6.93%	4.02%
Russell 2000 Index^^	18.37%	11.39%	8.09%

			Ten Years
Waddell & Reed Composite Class N*	1.52%	6.31%	17.09%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-Sub-Adviser of the Fund on December 3, 2001. Each Sub-Adviser’s composite performance does not represent the historical performance of the MassMutual Select Small Cap Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not have expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  74  –

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MassMutual Select Small Company Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

In selecting securities, Mazama Capital Management, Inc. (“Mazama”) seeks undiscovered and/or under appreciated companies that have one or all of the following characteristics: strong management team, the ability to attract talented employees, the best or one of the best in their industry, strong financials and financial trends and significant ownership by officers and directors. Mazama utilizes a proprietary Price Performance Model to assist it in identifying securities in which to invest.

Eagle Asset Management, Inc. (“Eagle”) uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring. Securities will be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proved incorrect or if the industry dynamics have negatively changed.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 102.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 29.65% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.12% for the quarter ended September 30, 2002.

–  76  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class N*	13.66%	4.97%	4.97%

Russell 2000® Growth Index^	13.35%	6.93%	6.67%
Russell 2000 Index^^	18.37%	11.39%	11.15%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	13.66%	16.51%
Return After Taxes on Distributions – Class N	12.49%	14.99%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	10.37%	13.75%

Russell 2000® Growth Index^	13.35%	19.03%
Russell 2000 Index^^	18.37%	21.23%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.50%
Total Annual Fund Operating Expenses(3)(4)	1.85%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$291	$582	$1,001	$2,169

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$188	$582	$1,001	$2,169

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  77  –

Mazama and Eagle Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Mazama Composite	41.37%, 4Q 2001	-34.95%, 3Q 2001
Eagle Composite	26.91%, 2Q 1999	-25.86%, 3Q 1998

Mazama and Eagle Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Mazama Composite
Class N*	8.31%	3.11%	9.63%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%
Eagle Composite
Class N*	19.11%	9.31%	7.18%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  78  –

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MassMutual Select Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging growth companies. For this Fund, emerging growth companies are those whose market capitalizations, at the time of purchase, are less than or equal to the capitalization of the company with the largest capitalization in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, $3.82 billion. The identity or capitalization of the company with the largest capitalization in either index will fluctuate as market prices increase or decrease. The Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in either index. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund will generally invest in industry segments experiencing rapid growth and will likely have a portion of its assets in technology and technology-related stocks. The Fund may invest in both domestic and foreign securities. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Delaware Management Company (“DMC”) uses a bottom-up approach to security selection that seeks companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to be leaders, in their respective industries. DMC searches for outstanding performance of individual stocks before considering the impact of economic trends. DMC looks at estimated growth rates, price-to-earnings ratios, market capitalization and cash flows as DMC strives to determine how attractive a company is relative to other companies.

DMC researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors DMC thinks are best for the Fund. Once DMC identifies securities that have attractive characteristics, it further evaluates the company. DMC looks at the capability of the management team, the strength of the company’s position within its industry, the potential for the company to develop new products or markets, how high the company’s return on equity is, and how stringent the company’s financial and accounting polices are.

DMC relies on its own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. DMC’s goal is to select companies that are likely to perform well over an extended time frame.

Insight Capital Research & Management, Inc. (“Insight Capital”) uses a disciplined, three-step process to evaluate the investable domestic universe of actively traded public companies. The process includes quantitative analysis, fundamental analysis, and a stock price performance analysis. Insight Capital’s approach to portfolio construction is based entirely on a “bottom-up” approach. Insight Capital typically invests in a portfolio containing 40-60 stocks.

Insight Capital considers companies that:

•	are rapidly growing Sales and Earnings;

•	show attractive relative risk/return characteristics;

•	have highly defensible competitive advantages;

•	have strong management teams; and

•	have stocks with good relative performance

Insight Capital may sell a security when its performance deteriorates relative to the market. A security may also be sold if the company’s fundamental attractiveness weakens – this may include slowing earnings growth, or a prospective slowing of earnings growth.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 102.

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Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 30.17% for the quarter ended December 31, 2001 and the lowest quarterly return was -30.69% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class N*	3.97%	0.04%	-7.18%

Russell 2000® Growth Index^	13.35%	6.93%	0.03%
Russell 2000 Index^^	18.37%	11.39%	8.22%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	3.97%	14.98%
Return After Taxes on Distributions – Class N	3.97%	14.98%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	2.58%	13.09%

Russell 2000® Growth Index^	13.35%	19.03%
Russell 2000 Index^^	18.37%	21.23%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect any applicable sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.79%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(3)	.47%
Total Annual Fund Operating Expenses(3)(4)	1.76%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$282	$554	$954	$2,073

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You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$179	$554	$954	$2,073

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Prior Performance for Similar Accounts managed by Insight Capital and DMC or certain of its affiliates*

The bar chart illustrates the variability of returns achieved by Insight Capital and DMC or certain of its affiliates for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
DMC Composite	27.00%, 4Q 2001	-28.85%, 3Q 2001
Insight Capital Composite	51.48%, 4Q 1999	-30.92%, 4Q 2000

Average Annual Total Returns for Similar Accounts managed by Insight Capital and DMC or certain of its affiliates*

(for the periods ended December 31, 2006)

The table compares investment results for accounts managed by Insight Capital and DMC or certain of its affiliates with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (7/1/00)
DMC Composite
Class N*	7.88%	6.74%		2.31%

Russell 2000 Growth Index^	13.35%	6.93%	-	0.43%
Russell 2000 Index^^	18.37%	11.39%		8.05%

			Ten Years
Insight Capital Composite Class N*	17.39%	15.66%		14.00%

Russell 2000 Growth Index^	13.35%	6.93%		4.88%
Russell 2000 Index^^	18.37%	11.39%		9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser or, in the case of DMC, certain of its affiliates, with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. For DMC, the composite includes portfolios that are registered investment companies whose performance has been calculated gross of fees and adheres to Global Investment Performance Standards. The bar chart is based on Class N expenses. DMC and Insight Capital replaced RS Investment Management, L.P. as co-sub-advisers of the Fund in July 2006. The composite performance does not represent the historical performance of the MassMutual Select Emerging Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Diversified International Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), through the investment professionals of its Bernstein unit, to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, AllianceBernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. AllianceBernstein’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend paying capability is the heart of the fundamental value approach. AllianceBernstein’s fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company’s competitive position in a global context.

AllianceBernstein’s staff of company and industry analysts develop earnings estimates and financial models for each company analyzed. AllianceBernstein identifies and quantifies the critical variables that influence a business’s performance and uses this research insight to forecast each company’s long-term prospects and expected returns. As one of the largest multinational investment firms, AllianceBernstein has global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company’s financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Fund’s portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company’s future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. Once AllianceBernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return.

The Fund does not simply purchase the top-ranked securities. Rather, AllianceBernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. AllianceBernstein’s quantitative analysts build valuation and risk models to ensure that the Fund’s portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, AllianceBernstein selects those top-ranked securities that also tend to diversify the Fund’s risk.

A disparity between a company’s current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, AllianceBernstein also analyzes relative return trends (also called “momentum”) so as to better time new purchases and sales of securities.

–  84  –

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts. Currency forward contracts may be purchased, such that net exposure to an individual currency exceeds the underlying stock investments in that country.

A security generally will be sold when it reaches fair value. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements and the Fund may invest in depositary receipts and equity linked notes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 102.

Annual Performance

The Fund began operations December 14, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.90%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.39%
Total Annual Fund Operating Expenses	1.79%

Less Expense Reimbursement	(.07%	)
Net Fund Expenses(3)(4)	1.72%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$278	$557

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$175	$557

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  85  –

AllianceBernstein

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.57% for the quarter ended June 30, 2003 and the lowest was -18.88% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

AllianceBernstein Composite	One Year	Five Years	Since Inception (4/1/99)
Class N*	29.75%	22.34%	13.21%

			Since Inception (1/1/01)
MSCI® ACWI® ex US^	26.65%	16.42%	9.43%

* Performance shown is a composite of all fee-paying institutional discretionary accounts managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified International Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex US is an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Overseas Fund

Investment Objective

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s two Sub-Advisers, Massachusetts Financial Services Company (MFS®1) and Harris Associates L.P. (“Harris”), are each responsible for a portion of the portfolio, but not necessarily equal weighted. Each focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins and/or capital efficiency. The Sub-Advisers also consider the macroeconomic outlook for various regional economies.

For MFS, a company’s principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in, a country, (b) has its principal securities trading markets in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

In selecting investments for the Fund, MFS is not constrained to any particular investments style. MFS may invest the Fund’s assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the Fund’s assets in companies of any size.

MFS uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Harris utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings (after adjusting for cyclical influences) and asset value. A company must be selling at 30% or greater discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 102.

1MFS® is a registered trademark of Massachusetts Financial Services Company.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 20.52% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.41% for the quarter ended September 30, 2002.

–  88  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes – Class N*	25.91%	13.28%	8.23%

MSCI® EAFE®^	26.34%	14.98%	9.93%

	One Year	Since Inception (12/31/02)
Return Before Taxes – Class N	25.91%	21.25%
Return After Taxes on Distributions – Class N	24.40%	20.23%
Return After Taxes on Distributions and Sale of Fund Shares – Class N	18.89%	18.52%

MSCI® EAFE®^	26.34%	24.56%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge in the Average Annual Total Returns table.

^ MSCI® EAFE® is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(% of average net assets)
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.41%
Total Annual Fund Operating Expenses(3)	1.91%

Less Expense Reimbursement(4)	(.10%	)
Net Fund Expenses(5)	1.81%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$287	$590	$1,022	$2,225

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$184	$590	$1,022	$2,225

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of other expenses through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  89  –

Harris and MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	25.48%, 2Q 2003	-23.16%, 3Q 2002
MFS Composite	26.28%, 4Q 1999	-16.09%, 3Q 1998

Harris and MFS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class N*	28.66%	16.50%	11.64%

MSCI EAFE^	26.34%	14.98%	7.71%
MFS Composite
Class N*	26.20%	15.26%	9.71%

MSCI EAFE^	26.34%	14.98%	7.71%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. The bar chart is based on Class N expenses. MFS replaced American Century Global Investment Management, Inc. as one of the Fund’s Sub-Advisers on September 13, 2005. The composite performance does not represent the historical performance of the MassMutual Select Overseas Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Destination Retirement Funds

MassMutual Select Destination Retirement Income Fund

Investment Objective

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors already in retirement.

•	Assets are allocated among Underlying Funds according to a stable target asset allocation strategy that emphasizes fixed income and money market funds but also includes a smaller allocation to equity funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 102.

MassMutual Select Destination Retirement 2010 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2010.

(1) Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

•	Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2010).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 102.

MassMutual Select Destination Retirement 2020 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2020.

•	Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2020).

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The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 102.

MassMutual Select Destination Retirement 2030 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2030.

•	Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2030).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 102.

(1) Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

MassMutual Select Destination Retirement 2040 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2040.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2040).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 102.

More Principal Investment Strategies and Risks

MassMutual invests each Destination Retirement Fund’s assets in a combination of domestic and international Underlying Funds. The Destination Retirement Funds differ primarily due to their asset allocations among these fund types.

MassMutual allocates the assets of each Destination Retirement Fund with a target retirement date (Destination Retirement 2010, Destination Retirement 2020, Destination Retirement 2030, and Destination Retirement 2040) among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund’s name refers to the approximate retirement year of the investors for whom the fund’s asset allocation strategy is designed.

–  93  –

For example, Destination Retirement 2030, which is designed for investors planning to retire around the year 2030, currently has an aggressive target asset allocation (relative to the other Destination Retirement Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed-income funds. By contrast, Destination Retirement 2010 currently has a more conservative target asset allocation, with less than half of its assets invested in equity funds and the majority of its assets invested in fixed-income and money market funds.

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds.

When the target asset allocation of another Destination Retirement Fund matches Destination Retirement Income’s target asset allocation (approximately five to ten years after the fund’s retirement date), it is expected that the fund will be combined with Destination Retirement Income and the fund’s shareholders will become shareholders of Destination Retirement Income. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the funds is in the best interests of the funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders.

MassMutual intends to manage each Destination Retirement Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for any Destination Retirement Fund and modify the selection of Underlying Funds for any Destination Retirement Fund from time to time.

The following table contains guidelines designed to help investors select an appropriate Destination Retirement Fund. The guidelines are based on the year in which the investor anticipates his or her retirement to begin and assume a retirement age of 65.

Retirement Year	Fund
Retired before 2006	Destination Retirement Income
2006-2015	Destination Retirement 2010
2016-2025	Destination Retirement 2020
2026-2035	Destination Retirement 2030
2036-2045	Destination Retirement 2040

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The following table lists each Destination Retirement Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of March 16, 2007. The table also lists the approximate asset allocation, as of March 16, 2007, to certain Underlying Funds in which a Destination Retirement Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040

Equity	25.1%	37.0%	56.0%	80.0%	97.0%
Domestic Equity
Select Fundamental Value (Wellington)	1.4%	1.8%	4.0%	7.6%	9.9%
Select Large Cap Value (Davis)	0.5%	1.0%	2.2%	4.1%	5.3%
Select Diversified Value (AllianceBernstein)	1.0%	1.0%	2.3%	4.2%	5.5%
Premier Enhanced Index Value (Babson Capital)	2.9%	5.9%	5.8%	4.9%	5.9%
Select Growth Equity (GMO)	3.1%	4.3%	4.2%	6.6%	7.6%
Select Aggressive Growth (Sands Capital/DMC)	1.1%	1.4%	3.0%	6.1%	7.5%
Premier Enhanced Index Growth (Babson Capital)	0.6%	2.6%	3.8%	4.6%	6.0%
Select Mid-Cap Value (Cooke & Bieler)	1.0%	2.1%	4.1%	4.1%	5.1%

International Equity
Select Overseas (Harris/MFS)	2.6%	3.7%	2.6%	8.2%	9.7%
Select Diversified International (AllianceBernstein)	1.2%	1.8%	5.8%	3.9%	4.6%

Fixed Income & Short Term/Money Market	74.9%	63.0%	44.0%	20.0%	3.0%
Premier Core Bond (Babson Capital)	18.0%	16.1%	12.4%	4.4%	0.6%
Premier Diversified Bond (Babson Capital)	14.4%	12.8%	10.0%	4.4%	0.6%
Premier Inflation-Protected Bond (Babson Capital)	19.0%	15.1%	13.1%	8.0%	1.0%
Premier Short-Duration Bond (Babson Capital)	15.0%	11.0%	6.0%	1.0%	0.0%
Premier Money Market (Babson Capital)	5.0%	5.0%	0.0%	0.0%	0.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other underlying MassMutual Funds in which the Destination Retirement Funds currently invest include: Premier Value (OFI Institutional), Select Blue Chip Growth (T. Rowe Price), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Growth Equity (Navellier), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSgA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier International Equity (OFI Institutional) and Premier Strategic Income (OFI Institutional).

–  95  –

The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity and fixed-income funds as of the date of this prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target allocations and underlying investment options and these and may, at any time, change the target allocations or deem it appropriate to deviate from the target allocations. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

–  96  –

MassMutual Select Destination Retirement Income Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 3.74% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.27% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class N+	3.83%	4.44%
Return After Taxes on Distributions – Class N+	3.05%	3.49%
Return After Taxes on Distributions and Sale of Fund Shares – Class N+	3.23%	3.37%

Custom Destination Income Index^	7.71%	6.15%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

MassMutual Select Destination Retirement 2010 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 4.78% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.12% for the quarter ended June 30, 2006.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class N+	5.14%	5.53%
Return After Taxes on Distributions – Class N+	4.03%	4.69%
Return After Taxes on Distributions and Sale of Fund Shares – Class N+	3.71%	4.32%

Custom Destination 2010 Index^	9.30%	7.30%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

–  97  –

MassMutual Select Destination Retirement 2020 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 6.82% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.86% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class N+	6.31%	7.21%
Return After Taxes on Distributions – Class N+	5.29%	6.40%
Return After Taxes on Distributions and Sale of Fund Shares – Class N+	4.73%	5.85%

Custom Destination 2020 Index^	11.68%	9.03%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

MassMutual Select Destination Retirement 2030 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 9.48% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.61% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class N+	8.39%	9.12%
Return After Taxes on Distributions – Class N+	7.57%	8.59%
Return After Taxes on Distributions and Sale of Fund Shares – Class N+	6.22%	7.70%

Custom Destination 2030 Index^	14.80%	11.26%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

–  98  –

MassMutual Select Destination Retirement 2040 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class N Shares

During the periods shown above, the highest quarterly return for the Fund was 10.81% for the quarter ended December 31, 2004 and the lowest quarterly return was -3.04% for the quarter ended September 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class N+	9.91%	10.31%
Return After Taxes on Distributions – Class N+	9.04%	9.83%
Return After Taxes on Distributions and Sale of Fund Shares – Class N+	7.52%	8.80%

Custom Destination 2040 Index^	16.94%	12.64%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class N shares of the Fund reflects any applicable sales charge.

^ The Custom Destination Income Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement Income Fund.

The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2010 Fund.

The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2020 Fund.

The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2030 Fund.

The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2040 Fund.

The MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

The Dow Jones Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual Funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

–  99  –

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

Destination Retirement Income

Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses	.22%
Acquired Fund Fees and Expenses(2)	.65%
Total Annual Fund Operating Expenses(3)(4)	1.42%

Destination Retirement 2010

Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses	.27%
Acquired Fund Fees and Expenses(2)	.69%
Total Annual Fund Operating Expenses(3)(4)	1.51%

Destination Retirement 2020

Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses	.25%
Acquired Fund Fees and Expenses(2)	.74%
Total Annual Fund Operating Expenses(3)(4)	1.54%

Destination Retirement 2030

Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses	.25%
Acquired Fund Fees and Expenses(2)	.84%
Total Annual Fund Operating Expenses(3)(4)	1.64%

Destination Retirement 2040

Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses	.25%
Acquired Fund Fees and Expenses(2)	.88%
Total Annual Fund Operating Expenses(3)(4)	1.68%

–  100  –

Examples

These examples are intended to help you compare the cost of investing in the Destination Retirement Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s net operating expenses, which include the weighted average of the net operating expenses of each of the underlying MassMutual Funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Destination Retirement Income

	1 Year	3 Years	5 Years	10 Years
Class N	$248	$449	$776	$1,702

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$145	$449	$776	$1,702

Destination Retirement 2010

	1 Year	3 Years	5 Years	10 Years
Class N	$257	$477	$824	$1,802

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$154	$477	$824	$1,802

Destination Retirement 2020

	1 Year	3 Years	5 Years	10 Years
Class N	$260	$486	$839	$1,834

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$157	$486	$839	$1,834

Destination Retirement 2030

	1 Year	3 Years	5 Years	10 Years
Class N	$270	$517	$892	$1,944

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$167	$517	$892	$1,944

Destination Retirement 2040

	1 Year	3 Years	5 Years	10 Years
Class N	$274	$530	$913	$1,987

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$171	$530	$913	$1,987

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  101  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Bond Fund, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Balanced Fund’s Core Bond Segment, the Strategic Balanced Fund, the Diversified Bond Fund and the Destination Retirement Funds are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

Except for the Strategic Bond Fund, all of the Funds are subject to market risk. Market Risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Bond Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Strategic Bond Fund invests in foreign debt securities and, accordingly, is also subject to increased credit risk because of the difficulties of requiring

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the funds, their investments and the related risks.

–  102  –

foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•	Management Risk. All the Funds, other than the Indexed Equity Fund and the OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•

Tracking Error Risk.  There are several reasons that the Indexed Equity Fund’s or the OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Bond Fund to the extent that the Fund invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may be subject to liquidity risk.

•

Derivative Risk.  All Funds may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company

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to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•	Non-Diversification Risk. Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Value Equity Fund, the Aggressive Growth Fund and the Focused Value Fund are actively managed non-diversified funds. Each Fund’s Sub-Adviser uses a strategy of limiting the number of companies which the Fund will hold. The OTC 100 Fund also is considered a non-diversified fund. It attempts to satisfy its investment objective of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds, are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts

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(“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies or for the Diversified International Fund to the extent it buys currencies in excess of underlying equities. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Strategic Balanced Fund, Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and

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trading volume. The Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. These Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Diversified International Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Over-the-Counter Risk. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s fee is based.

•	Portfolio Turnover Risk. Changes are made in a Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund’s portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this generally increases tax liability unless shares are held through a tax-deferred or exempt account. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

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Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk	Portfolio Turnover Risk

Strategic Bond Fund	X	X	X		X	X	X		X	X	X					X	X

Strategic Balanced Fund	X	X	X		X	X	X		X	X	X	X				X	X

Diversified Value Fund	X	X	X				X		X					X		X

Fundamental Value Fund	X	X	X			X	X		X	X	X			X		X

Large Cap Value Fund	X	X	X				X		X		X			X		X

Value Equity Fund	X	X	X			X	X	X	X	X	X			X		X	X

Indexed Equity Fund	X	X		X			X		X		X		X			X

Core Opportunities Fund	X	X	X				X		X		X		X	X		X

Blue Chip Growth Fund	X	X	X				X		X		X		X			X

Large Cap Growth Fund	X	X	X			X	X		X	X	X		X			X

Growth Equity Fund	X	X	X				X						X			X	X

Aggressive Growth Fund	X	X	X			X	X	X	X	X	X	X	X			X

OTC 100 Fund	X	X		X		X	X	X				X	X		X	X

Focused Value Fund	X	X	X			X	X	X	X			X		X		X

Mid-Cap Value Fund	X	X	X			X	X		X			X		X		X

Small Cap Value Equity Fund	X	X	X			X	X		X		X	X		X		X

Small Company Value Fund	X	X	X			X	X		X		X	X		X		X

Small Cap Core Equity Fund	X	X	X			X	X		X		X	X	X	X		X

Mid Cap Growth Equity Fund	X	X	X			X	X		X		X	X	X			X	X

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Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk	Portfolio Turnover Risk

Mid Cap Growth Equity II Fund	X	X	X			X	X		X		X	X	X			X

Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X		X	X

Small Company Growth Fund	X	X	X			X	X		X	X	X	X	X			X	X

Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X			X	X

Diversified International Fund	X	X	X			X	X		X	X	X			X		X

Overseas Fund	X	X	X			X	X		X	X	X		X		X	X

Destination Retirement Income Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2010 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2020 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2030 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2040 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Bond Fund; .60% for the Strategic Balanced Fund; .50% for the Diversified Value Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; .70% for the Core Opportunities Fund; ..70% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .68% for the Growth Equity Fund; .73% for the Aggressive Growth Fund; .15% for the OTC 100 Fund; .69% for the Focused Value Fund; .70% for the Mid-Cap Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .75% for the Small Cap Core Equity Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .79% for the Emerging Growth Fund; .90% for the Diversified International Fund; 1.00% for the Overseas Fund; and .05% for each of the Destination Retirement Funds.

A discussion regarding the basis for the board of trustees approving any investment advisory contract of the Funds is available in either the Funds’ semi-annual report to shareholders dated June 30, 2006 or in the Funds’ annual report to shareholders dated December 31, 2006.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee range for Class N shares of the Funds is .1959% to .6744%.

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Bushard, CFA. Ms. Bushard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Bushard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Bushard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Bushard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified Value Fund, the Large Cap Growth Fund and the Diversified International Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA

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Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2006, AllianceBernstein managed approximately $717 billion in assets.

Marilyn G. Fedak

is a portfolio manager of the Diversified Value Fund and the Diversified International Fund, which are managed on a team basis. Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. From 1993 – 2000, Ms. Fedak was Chief Investment Officer for U.S. Value Equities. In 2003, she named John Mahedy, a Senior Vice President, her co-CIO. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak is also a Director of SCB Inc. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000. Early in her career at Bernstein, she played a key role in developing its US Diversified Value service. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983.

John P. Mahedy

is a portfolio manager of the Diversified Value Fund, and the Diversified International Fund which are managed on a team basis. Mr. Mahedy was named Co-CIO – US Value equities in 2003. He continues to serve as director of research – US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services briefly at Morgan Stanley for three years in the early 1990s.

Christopher W. Marx

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Marx is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group.

John D. Phillips, Jr.

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Phillips is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

Jason P. Ley

is a portfolio manager of the Large Cap Growth Fund. Mr. Ley, a Senior Vice President, was also a portfolio manager on the Global/International Large Cap Growth teams from 2002 through September 2004. Prior to joining the US Large Cap Growth team at AllianceBernstein in 2000, Mr. Ley was a senior market analyst for Medtronic Corporation in Minneapolis. In addition, Mr. Ley previously developed and operated a chain of retail stores in southern Arizona for five years.

Stephanie Simon

is a portfolio manager of the Large Cap Growth Fund. Ms. Simon, a Senior Vice President, joined AllianceBernstein in 1998 as a member of the US Large Cap Growth portfolio management team after serving as chief investment officer for Sargent Management Company, a private investment firm in Minneapolis. Previously Ms. Simon was with First American Asset Management, the investment arm of US Bancorp, for four years. Prior to moving to Minneapolis, Ms. Simon was with Citicorp in New York, where she provided corporate finance for media and communications companies for four years.

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Henry S. D’Auria

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Mr. D’Auria, a Chartered Financial Analyst, was named co-CIO – International Value equities in 2003, adding to his responsibilities as CIO – Emerging Markets Value equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research – Small Cap Value equities and director of research – Emerging Markets Value equities. Mr. D’Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry.

Sharon E. Fay

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Ms. Fay, a Chartered Financial Analyst, joined Bernstein in 1990 as a research analyst, following the airline, lodging, trucking and retail industries, and has been Executive Vice President and Chief Investment Officer-Global Value Equities of AllianceBernstein since 2003, overseeing all portfolio management and research activities relating to cross-border and non-US value investment portfolios and chairing the Global Value Investment Policy Group. Until January 2006, Ms. Fay was Co-CIO – European and UK Value Equities. She also serves on AllianceBernstein’s Management Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources.

Kevin F. Simms

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Mr. Simms was named co-CIO – International Value equities in 2003, which he has assumed in addition to his role as director of research – Global and International Value equities, a position he has held since 1999. Between 1998 and 2000, Mr. Simms served as director of research – Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities.

ClearBridge Advisors, LLC (“ClearBridge”), located at 399 Park Avenue, New York, NY 10022, manages a portion of the portfolio of the Strategic Balanced Fund. ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. As of December 31, 2006, ClearBridge had $115.8 billion in assets under management.

John G. Goode and Peter Hable

serve as co-portfolio managers and are responsible for the day-to-day management of a portion of the portfolio of the Strategic Balanced Fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management (“Davis Skaggs”), a division of ClearBridge, and a managing director of ClearBridge. He has 37 years of investment experience. Mr. Hable is the President of Davis Skaggs and a managing director of ClearBridge. He has 23 years of investment experience.

Clover Capital Management, Inc. (“Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. As of December 31, 2006, Clover, founded in 1984, managed approximately $2.6 billion in assets for individuals, employee benefit plans, endowments and foundations.

Lawrence R. Creatura

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, is a specialist in portfolio construction and risk control. Mr. Creatura conducts investment research in real estate related industries and contributes to Clover’s quantitative research work. Prior to joining Clover in 1994, Mr. Creatura spent several years in laser research for medical applications.

Michael E. Jones

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Jones, a Chartered Financial Analyst, is the Chief Executive Officer and a co-founder of Clover. Mr. Jones’ primary role is Director of

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Investment Strategy, where he oversees Clover’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mr. Jones conducts equity research in the Health Care sector.

Stephen K. Gutch

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch, a Chartered Financial Analyst, conducts investment research in both the Financial Services and Consumer Discretionary sectors. Prior to joining Clover in 2003, Mr. Gutch worked as an analyst for Continental Advisors, LLC where he co-managed and conducted research for the firm’s financial services hedge fund. Previous to this, he spent five years with Fulcrum Investment Group, LLC in Chicago where he managed their financial services portfolio.

Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, manages the investments of the Mid-Cap Value Fund and a portion of the portfolio of the Focused Value Fund. As of December 31, 2006, Cooke & Bieler had approximately $9.2 billion in assets under management.

Michael M. Meyer

is the co-lead portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Meyer, a Chartered Financial Analyst, began his career at Sterling Capital Management as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst.

James R. Norris

is the co-lead portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Norris spent nearly ten years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Kermit S. Eck

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Eck, a Chartered Financial Analyst, joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst.

Edward W. O’Connor

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. O’Connor, a Chartered Financial Analyst, spent three years at Cambiar Investors in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst.

R. James O’Neil

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. O’Neil, a Chartered Financial Analyst, served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst.

Mehul Trivedi

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Trivedi, a Chartered Financial Analyst, was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Daren C. Heitman

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr, Heitman, a Chartered Financial Analyst, worked as an analyst and a portfolio manager at Skyline Asset

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Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. He joined Cooke & Bieler in 2005 where he is currently a Portfolio Manager.

Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706 manages the investments of the Large Cap Value Fund. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Aggressive Growth Fund and the Emerging Growth Fund. DMC is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. (“Delaware Investments”). As of December 31, 2006, Delaware Investments had more than $150 billion in assets under management.

Jeffrey S. Van Harte

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Van Harte, a Chartered Financial Analyst, is a Senior Vice President and Chief Investment Officer – Focus Growth Equity. He joined Delaware Investments in April 2005 and is the chief investment officer for the firm’s Focus Growth Equity team responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management. Mr. Van Harte has been managing portfolios for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

Christopher J. Bonavico

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Bonavico, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 and is a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

Christopher M. Ericksen

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Ericksen, a Chartered Financial Analyst, is a Vice President, Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Prislin, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

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Marshall T. Bassett

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Bassett, a Senior Vice President and Chief Investment Officer – Emerging Growth Equity, joined Delaware Investments in 1997 and leads the firm’s Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company.

Steven G. Catricks

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Catricks, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He joined Delaware Investments in 2001 and handles research and analysis in the technology sector for the firm’s Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial from 1999 to 2000, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years.

Barry S. Gladstein

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Gladstein, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He joined Delaware Investments in 1995 and is a portfolio manager in the energy, industrials and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young.

Christopher M. Holland

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Holland, a Vice President and Portfolio Manager, joined Delaware Investments in 2001 and is a portfolio manager in the business services sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year.

Steven T. Lampe

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Lampe, a Certified Public Accountant, is a Vice President and Portfolio Manager. He joined Delaware Investments in 1995 and is a portfolio manager in the business and financial services and healthcare sectors of the firm’s Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms.

Rudy D. Torrijos III

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Torrijos, a Vice President and Portfolio Manager, joined Delaware Investments in July 2005 where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles.

Lori P. Wachs

is a portfolio manager of a portion of the Emerging Growth Fund. Ms. Wachs, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. She joined Delaware Investments in 1992 and is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She

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joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992.

Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, manages a portion of the portfolio of the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company. As of December 31, 2006, Eagle managed approximately $13.03 billion in assets.

Bert L. Boksen

is the portfolio manager of a portion of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has over 27 years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen began his investing career as an analyst at Standard and Poor’s.

EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid- and large-cap equity investment products as well as fixed income products. As of December 31, 2006, Earnest Partners advised approximately $25.9 billion in assets.

Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing over $25 billion. In 1993, he developed Return Pattern Recognition®, the investment methodology used to select equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over twenty-five years of investment experience.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, manages the investments of the Value Equity Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. In addition, FMR Co., Inc. (“FMRC”) serves as sub-subadviser for the Fund. FMRC will be primarily responsible for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2006, FMR managed $1,234.0 billion in mutual fund assets.

Ciaran O’Neill

is the portfolio manager of the Value Equity Fund, which he has managed since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001, he has served as a portfolio manager for mutual funds and other accounts. Mr. O’Neill left Fidelity briefly in April of 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May of 2005 as a portfolio manager of mutual funds and separate accounts.

Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, New York, New York 10005, manages the investments of the Small Cap Core Equity Fund. As of December 31, 2006, the Investment Management Division of Goldman, Sachs & Co., which includes GSAM as a business unit, had $664.4 billion in total assets under management (excludes seed capital and assets under supervision). GSAM reported $627.6 billion in total assets under management and/or distribution as of December 31, 2006 (including seed capital and excluding assets under supervision).

Robert C. Jones

is a portfolio manager of the Small Cap Core Equity Fund. Mr. Jones, a Chartered Financial Analyst, is a Managing Director of GSAM and the Chief Investment Officer of the Global Quantitative Equity (“GQE”) Group. He has over 25 years of investment experience and developed the original model and investment process for GQE in the late 1980s and has been responsible for overseeing their continuing development

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and evolution ever since. Prior to joining GSAM in 1989, Mr. Jones was the Senior Quantitative Analyst in the Investment Research Department and the author of the monthly Stock Selection publication. Before joining Goldman Sachs in 1987, he conducted quantitative research for both a major investment banking firm and an options consulting firm.

Melissa R. Brown

is a portfolio manager of the Small Cap Core Equity Fund. Ms. Brown, a Chartered Financial Analyst, is a Managing Director of GSAM and a Senior Portfolio Manager of the GQE Group where she is responsible for US and Global portfolios. As a member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown has 24 years of industry experience and joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm’s Investment Policy Committee.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110, manages the investments of the Growth Equity Fund. As of December 31, 2006, GMO had approximately $141 billion in assets under management.

Day-to-day management of the Growth Equity Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division’s team members work collaboratively to manage the Fund’s portfolio. Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio. Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO’s Emerging Markets Division.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investments of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of IXIS Asset Management US Group L.P. (“IXIS US Group”). IXIS US Group is a wholly-owned subsidiary of IXIS Asset Management. Harris managed approximately $68.5 billion in assets as of December 31, 2006.

Robert Levy

is primarily responsible for the day-to-day management of a portion of the Focused Value Fund. Mr. Levy, a Chartered Financial Analyst, is the Chairman and Chief Investment Officer of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Michael J. Mangan

assists Mr. Levy in the day-to-day management of a portion of the Focused Value Fund. Mr. Mangan, a Chartered Financial Analyst and Certified Public Accountant with over 17 years of investment experience, is a partner of Harris and joined the firm in 1997.

David G. Herro

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Chief Investment Officer, International Equities. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Chad M. Clark

is a portfolio manager of a portion of the Overseas Fund. Mr. Clark, a Chartered Financial Analyst, joined Harris as an analyst in 1995. Prior to joining Harris, Mr. Clark worked as a financial analyst for William Blair & Company from 1994-1995.

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Insight Capital Research & Management, Inc. (“Insight Capital”), located at 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596, manages a portion of the portfolio of the Emerging Growth Fund. Insight Capital is an employee-owned investment firm. As of December 31, 2006, Insight Capital had approximately $916.44 million in assets under management.

Lee Molendyk

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Molendyk, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio Team. He is also a member of Insight Capital’s Investment Committee. Prior to joining Insight Capital in 1999, he worked as a Financial Advisor at Morgan Stanley.

Lance Swanson

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Swanson, a Vice President and Portfolio Manager, is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio team. He is also a member of Insight’s Investment Committee. Mr. Swanson first joined Insight in 1996. From late 2000 until early 2002, he worked for Thomas Weisel Partners in San Francisco and then rejoined Insight in 2002.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, manages a portion of the portfolio of the Overseas Fund. MFS had approximately $187 billion in assets under management as of December 31, 2006. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

David R. Mannheim

is a portfolio manager of a portion of the Overseas Fund. Mr. Mannheim, a Senior Vice President of MFS, is a Director of Equity Portfolio Management and serves on MFS’ Investment Management Committee. Mr. Mannheim joined MFS in 1988 as an equity research analyst following non-U.S. securities before becoming a portfolio manager in 1992. Prior to joining MFS, Mr. Mannheim worked as a lending officer for Midatlantic National Bank.

Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, a Senior Vice President of MFS, is a Director of Asian Research. Mr. Smith joined MFS in 1994 as an equity research analyst following European securities before becoming a portfolio manager in 2001. Prior to joining MFS, Mr. Smith was a Senior Consultant for Andersen Consulting.

Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258, manages a portion of the portfolio of the Small Company Growth Fund. The firm focuses solely on small cap investing and has managed small cap portfolios since 1993. As of December 31, 2006, Mazama had approximately $7.3 billion in assets under management.

Ronald A. Sauer

is the senior portfolio manager of a portion of the Small Company Growth Fund. Mr. Sauer has been the President of Mazama and a Senior Portfolio Manager since 1997. Previously, Mr. Sauer was the President and Director of Research of Black & Company, Inc. from 1983 to 1997 and managed the small cap growth product that Mazama purchased from 1993-1997.

Stephen C. Brink

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Brink, a Senior Vice President of Mazama and a Chartered Financial Analyst, joined Mazama in 1997. Previously, Mr. Brink was the Chief Investment Officer of U.S. Trust Company of the Pacific Northwest, where he worked from 1984 to 1997.

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Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501 manages the investments of the Mid Cap Growth Equity Fund. Navellier was organized in 1987 and, as of December 31, 2006, managed approximately $4.89 billion in investor funds, including other mutual funds. Navellier is owned and controlled by its sole shareholder, Louis G. Navellier.

Michael Borgen

is the portfolio manager primarily responsible for the day-to-day management of the Mid Cap Growth Equity Fund. He has 12 years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. In addition, Mr. Borgen conducts ongoing research enhancements of Navellier’s quantitative investment process and works on product development.

Louis G. Navellier

is the Chairman and CEO of Navellier. He sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Fund’s portfolio management activities. Mr. Navellier refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Fund. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, IL 60603, manages the investments of the Indexed Equity Fund and the OTC 100 Fund. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

Brent Reeder

is primarily responsible for the day-to-day management of the Indexed Equity Fund and the OTC 100 Fund. Mr. Reeder is a Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

Sands Capital Management, LLC (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209, manages a portion of the portfolio of the Aggressive Growth Fund. As of December 31, 2006, Sands Capital had approximately $19.63 billion in assets under management.

Frank M. Sands, Sr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Sr., Chairman, CEO, and co-founder of Sands Capital, has been the portfolio manager for Sands Capital’s large capitalization growth stock strategy since the firm was formed in 1992. He has 37 years of investment management experience and is a Chartered Financial Analyst.

David E. Levanson

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Levanson, Senior Portfolio Manager and Director of U.S. Mutual Funds, re-joined Sands Capital in September 2002. Before re-joining the firm, Mr. Levanson was a Research Analyst for MFS Investment Management. Mr. Levanson is a Chartered Financial Analyst.

Frank M. Sands, Jr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Jr., President, Director of Research, and Senior Portfolio Manager, has been with Sands Capital since June 2000. Before joining

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Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands, Jr. is a Chartered Financial Analyst.

A. Michael Sramek

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sramek, Portfolio Manager and Research Analyst, has been with Sands Capital since April 2001. Before joining Sands Capital, he was a Research Analyst with Mastrapasqua & Associates and previously an Associate in Plan Sponsor Services with BARRA/RogersCasey from 1995 to 1998. Mr. Sramek is a Chartered Financial Analyst.

SSgA Funds Management, Inc. (“SSgA FM”), located at One Lincoln Street, 33rd Floor, Boston, Massachusetts 02111, manages the investments of the Small Cap Value Equity Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2006, SSgA FM had over $123.4 billion in assets under management. This strategy is managed by the SSgA Global Enhanced Equity Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the strategy:

Ric Thomas

is a Principal of State Street Global Advisors and SSgA FM where he is a Deputy Department Head in the Enhanced Equity Group. Mr. Thomas, a Chartered Financial Analyst, focuses on managing both large-cap and small-cap strategies, as well as providing research on SSgA’s stock-ranking models. Prior to joining SSgA in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, he was an assistant economist at the Federal Reserve Bank of Kansas City where he operated the Bank’s econometric forecasting model and reported to the senior staff on national economic conditions. Mr. Thomas has been working in the investment management field since 1990.

Chuck Martin

is a Principal of State Street Global Advisors and SSgA FM. Mr. Martin, a Chartered Financial Analyst, is a portfolio manager in the firm’s Global Enhanced Equities group. He provides research and portfolio management support for multiple investment strategies. Prior to joining SSgA, Mr. Martin was an equity analyst at SunTrust Equitable Securities where he covered technology companies. He has also held various positions at Scudder and Putnam Investments. Mr. Martin has worked in the investment industry since 1993.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2006, T. Rowe Price had approximately $334.7 billion in assets under management.

Larry J. Puglia

is the portfolio manager for the Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Brian W.H. Berghuis

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

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Donald J. Peters

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Peters, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is also a portfolio manager for major institutional relationships with T. Rowe Price’s structured active and tax-efficient strategies, including the T. Rowe Price Tax-Efficient Balanced, Growth, and Multi-Cap Funds. Mr. Peters is a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1993.

Preston G. Athey

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114, manages the investments of the Core Opportunities Fund. Victory, a New York corporation registered as an investment adviser with the SEC, is a second-tier subsidiary of KeyCorp. As of December 31, 2006, Victory and its affiliates managed approximately $60.9 billion of assets for individual and institutional clients.

Lawrence G. Babin

is the lead portfolio manager of the Core Opportunities Fund. Mr. Babin, a Chartered Financial Analyst Charter Holder, is a Chief Investment Officer and Senior Managing Director of Victory and has been with Victory or an affiliate since 1982.

Paul D. Danes

is the portfolio manager of the Core Opportunities Fund. Mr. Danes is a Senior Portfolio Manager and Managing Director of Victory and has been associated with Victory or an affiliate since 1987.

Carolyn M. Rains

is the associate portfolio manager of the Core Opportunities Fund. Ms. Rains is a Portfolio Manager and a Managing Director of Victory and has been with Victory or an affiliate since 1998.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2006, Waddell & Reed had more than $47 billion in assets under management.

Mark G. Seferovich

is responsible, along with Mr. McQuade, for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and assistant portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. McQuade is also portfolio manager of the Waddell & Reed Target Small Cap Growth Portfolio and assistant portfolio manager of Waddell & Reed’s small cap style. He joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of

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the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

John R. Ryan

has served as portfolio manager of the Fundamental Value Fund since 2001. Mr. Ryan, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1981.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Mario E. Abularach

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.

Stephen C. Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.

Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101, manages the investments of the Strategic Bond Fund and a portion of the portfolio of the Strategic Balanced Fund. Western Asset, which concentrates exclusively on fixed-income investments, is a wholly-owned subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. As of December 31, 2006, Western Asset managed $574.6 billion in total fixed-income assets. Western Asset’s fixed-income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. The investment responsibilities of each sector team are distinct, yet success is derived from the constant interaction that unites the specialty groups into a cohesive whole. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. As of December 31, 2006, this team consisted of 139 professionals, led by:

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 29 years of industry experience, 16 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 25 years of industry experience, 15 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech).

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Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

Carl L. Eichstaedt

is also a portfolio manager of the Funds. Mr. Eichstaedt has 20 years of industry experience, 12 of them with the Firm. Previously, he worked as a portfolio manager at Harris Investment Management and Pacific Investment Management Company.

Edward A. Moody

is also a portfolio manager of the Funds. Mr. Moody has 30 years of industry experience, 21 of them with the Firm. Previously, he worked as a portfolio manager at the National Bank of Detroit.

Mark S. Lindbloom

is also a portfolio manager of the Funds. Mr. Lindbloom has 28 years of industry experience, 1 of them with the firm. Previously, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.

Western Asset Management Company Limited (“WAML”), a United Kingdom corporation, is located at 10 Exchange Square, London, UK EC2A 2EN. WAML manages the non-U.S. dollar denominated investments of the Strategic Bond Fund and of the portion of the portfolio of the Strategic Balanced Fund managed by Western Asset. WAML provides investment advice to mutual funds and other entities and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2006 WAML managed approximately $91.3 billion in assets and had 25 investment professionals.

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 29 years of industry experience, 16 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 25 years of industry experience, 15 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The Indexed Equity Fund also offers a sixth Class of shares (Class Z). The shares offered by this Prospectus are Class N shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of Class N, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class N shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans;

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if the Distributor or Adviser, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. There is no minimum plan or institutional investor size to purchase Class N shares.

Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class N shares are sold at net asset value per share without an initial sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class N shares of the Funds.

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Under the Rule 12b-1 Plans, each Fund pays MML Distributors, LLC (the “Distributor”) an annual distribution fee of .25%. Each Fund also pays .25% in service fees to MassMutual each year under the Rule 12b-1 Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N shares, including any advance of Rule 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class N shares will be based on criteria established by MassMutual. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options for these contracts.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Diversified International Fund or Overseas Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Diversified International Fund or Overseas Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Contingent Deferred Sales Charges

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class N Contingent Deferred Sales Charges

The Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

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The contingent deferred sales charge is also waived on Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of each Destination Retirement Fund consist primarily of shares of the underlying MassMutual Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

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Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Diversified International Fund and the Overseas Fund, however, generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Each of the Diversified International Fund and the Overseas Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders of these funds may be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Investment Performance

Similar account performance for some of the Sub-Advisers is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Fund managed by the Sub-Adviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds. In addition, for all of the Sub-Advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The following chart summarizes the composite performance of each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Funds. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Funds’ Class N shares.

Sub-Adviser/Fund	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

Western Asset Management Company/ Strategic Bond Fund	3.59%	4.05%	5.82%	6.54%

Clearbridge Advisors, LLC/ Strategic Balanced Fund	15.79%	8.94%	5.05%	8.58%

Western Asset Management Company/ Strategic Balanced Fund	3.34%	3.82%	5.72%	6.54%

AllianceBernstein L.P./ Diversified Value Fund	20.19%	13.20%	10.21%	N/A

Wellington Management Company, LLP/ Fundamental Value Fund	19.78%	12.36%	6.94%	9.60%

Davis Selected Advisers, L.P./ Large Cap Value Fund	13.40%	11.84%	8.56%	10.02%

Victory Capital Management Inc./ Core Opportunities Fund	12.18%	10.65%	6.97%	10.37%

T. Rowe Price Associates, Inc./ Blue Chip Growth Fund	7.95%	7.53%	3.76%	6.72%

AllianceBernstein L.P./ Large Cap Growth Fund	-1.30%	6.61%	0.43%	6.19%

Grantham, Mayo, Van Otterloo & Co. LLC/ Growth Equity Fund	0.29%	2.75%	0.95%	5.44%

Sands Capital Management, LLC/ Aggressive Growth Fund	-7.85%	6.72%	3.23%	8.55%

Delaware Management Company/ Aggressive Growth Fund	0.35%	5.63%	0.28%	N/A

Harris Associates L.P./ Focused Value Fund	14.56%	8.91%	8.80%	13.92%

Cooke & Bieler, L.P./ Focused Value Fund	23.02%	13.09%	12.78%	N/A

Cooke & Bieler, L.P./ Mid-Cap Value Fund	22.94%	13.01%	12.70%	N/A

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Sub-Adviser/Fund	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

SSgA Funds Management, Inc./ Small Cap Value Equity Fund	20.54%	16.71%	15.69%	N/A

Clover Capital Management, Inc./ Small Company Value Fund	14.11%	12.16%	9.81%	12.63%

T. Rowe Price Associates, Inc./ Small Company Value Fund	13.78%	15.00%	12.00%	N/A

EARNEST Partners, LLC/ Small Company Value Fund	7.82%	13.93%	15.44%	17.01%

Goldman Sachs Asset Management, L.P./ Small Cap Core Equity Fund	11.24%	10.95%	10.61%	N/A

Navellier & Associates, Inc./ Mid Cap Growth Equity Fund	3.77%	10.96%	6.81%	13.15%

T. Rowe Price Associates, Inc./ (Brian Berghuis’ approach) Mid Cap Growth Equity II Fund	4.96%	12.49%	8.81%	10.95%

T. Rowe Price Associates, Inc./ (Donald Peters’ approach) Mid Cap Growth Equity II Fund	7.53%	10.23%	6.69%	9.66%

Waddell & Reed Investment Management Company/ Small Cap Growth Equity Fund	1.52%	9.10%	6.31%	17.09%

Wellington Management Company, LLP/ (Kenneth Abrams’ approach) Small Cap Growth Equity Fund	14.16%	11.82%	9.61%	14.18%

Wellington Management Company, LLP/ (Steven Angeli’s approach) Small Cap Growth Equity Fund	11.57%	13.58%	9.35%	N/A

Eagle Asset Management, Inc./ Small Company Growth Fund	19.11%	13.13%	9.31%	7.18%

Mazama Capital Management, Inc./ Small Company Growth Fund	8.31%	3.22%	3.11%	9.63%

Delaware Management Company/ Emerging Growth Fund	7.88%	7.39%	6.74%	N/A

Insight Capital Research & Management, Inc./ Emerging Growth Fund	17.39%	13.45%	15.66%	14.00%

AllianceBernstein L.P./ Diversified International Fund	29.75%	25.37%	22.34%	N/A

Harris Associates L.P./ Overseas Fund	28.66%	19.82%	16.50%	11.64%

Massachusetts Financial Services Company/ Overseas Fund	26.20%	18.89%	15.26%	9.71%

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL SELECT STRATEGIC BOND FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$9.96		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.40	***	0.28	***	-
Net realized and unrealized gain (loss) on investments	(0.03)		(0.18)		-

Total income from investment operations	0.37		0.10		-

Less distributions to shareholders:
From net investment income	(0.37)		(0.14)		-

Net asset value, end of year	$9.96		$9.96		$10.00

Total Return(a)	3.73%	(b)	0.99%	(b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,040		$208		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%		1.51%		-	‡
After expense waiver	1.26%	#	1.30%	#	N/A	‡
Net investment income (loss) to average daily net assets	3.99%		2.78%		0.00%	‡
Portfolio turnover rate	162%		566%		N/A

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.
+	The Fund commenced operations on December 31, 2004.
‡	Amounts are de minimus due to the short period of operations.

–  131  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.56		$10.46		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	***	0.12	***	0.08	***	-
Net realized and unrealized gain (loss) on investments	0.97		0.21		0.42		-

Total income from investment operations	1.17		0.33		0.50		-

Less distributions to shareholders:
From net investment income	(0.21)		(0.17)		(0.04)		-
From net realized gains	(0.11)		(0.06)		-		-

Total distributions	(0.32)		(0.23)		(0.04)		-

Net asset value, end of year	$11.41		$10.56		$10.46		$10.00

Total Return(a)	11.21%	(b)	3.02%	(b)	5.02%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$572		$419		$422		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.53%		1.55%		-	‡
After expense waiver	1.51%	#	1.51%	#	1.51%	(c)#	-	‡
Net investment income (loss) to average daily net assets	1.83%		1.13%		0.78%		-	‡
Portfolio turnover rate	85%		211%		129%		N/A

***	Per share amount calculated on the average share method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.
(c)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  132  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

	Class N
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04†
Net asset value, beginning of year	$11.28	$10.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16 ***	0.11 ***	0.04	***
Net realized and unrealized gain (loss) on investments	2.21	0.52	0.94

Total income from investment operations	2.37	0.63	0.98

Less distributions to shareholders:
From net investment income	(0.15)	(0.06)	(0.03)
From net realized gains	(0.41)	(0.23)	(0.01)

Total distributions	(0.56)	(0.29)	(0.04)

Net asset value, end of year	$13.09	$11.28	$10.94

Total Return(a)	21.11% (b)	5.77% (b)	9.84%	**(b)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,547	$147	$187
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%	1.40%	1.46%	*
After expense waiver	N/A	N/A	1.40%	*#
Net investment income (loss) to average daily net assets	1.30%	0.95%	1.63%	*
Portfolio turnover rate	15%	16%	5%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average share method.
†	For the period October 15, 2004 (commencement of operations) through December 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total return excludes a contingent deferred sales charge and would be lower for the period presented if they reflected these charges.

–  133  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class N
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$11.07	$10.69	$9.94		$7.76		$7.76

Income (loss) from investment operations:
Net investment income (loss)	0.07 ***	0.07 ***	0.07	***	0.08	***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	2.14	0.65	0.84		2.17		(0.00	)††

Total income (loss) from investment operations	2.21	0.72	0.91		2.25		-

Less distributions to shareholders:
From net investment income	(0.06)	(0.08)	(0.05)		(0.07)		-
From net realized gains	(1.02)	(0.26)	(0.11)		-		-

Total distributions	(1.08)	(0.34)	(0.16)		(0.07)		-

Net asset value, end of year	$12.20	$11.07	$10.69		$9.94		$7.76

Total Return(a)	20.09% (c)	6.76% (c)	9.10%	(c)	29.03%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,667	$1,998	$1,644		$1,968		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%	1.53%	1.53%		1.54%		-	‡
After expense waiver	N/A	N/A	1.52%	(b)#	1.52%	(b)#	-	‡
Net investment income (loss) to average daily net assets	0.62%	0.67%	0.65%		0.83%		-	‡
Portfolio turnover rate	43%	33%	31%		28%		38%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment loss and net realized and unrealized gain(loss) on investments are less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  134  –

MASSMUTUAL SELECT VALUE EQUITY FUND

	Class N
	Year ended 12/31/06	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.51	$10.50		$9.56		$7.63		$7.62

Income (loss) from investment operations:
Net investment income (loss)	0.04 ***	0.01	***	0.04	***	0.06	***	0.00	***††
Net realized and unrealized gain (loss) on investments	1.26	1.01		1.15		1.90		0.01

Total income from investment operations	1.30	1.02		1.19		1.96		0.01

Less distributions to shareholders:
From net investment income	(0.04)	(0.00	)††	(0.02)		(0.03)		-
From net realized gains	(1.68)	(1.01)		(0.23)		-		-

Total distributions	(1.72)	(1.01)		(0.25)		(0.03)		-

Net asset value, end of year	$10.09	$10.51		$10.50		$9.56		$7.63

Total Return(a)	12.59% (c)	9.83%	(c)	12.51%	(c)	25.73%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$142	$140		$282		$315		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%	1.59%		1.63%		1.58%		-	‡
After expense waiver	N/A	N/A		1.58%	(b)#	1.56%	(b)#	-	‡
Net investment income (loss) to average daily net assets	0.36%	0.06%		0.39%		0.70%		-	‡
Portfolio turnover rate	177%	94%		161%		66%		105%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

–  135  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$11.17		$10.29		$9.25		$7.21		$7.19

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.02	***	0.01	***	0.03	***	0.00	***††
Net realized and unrealized gain (loss) on investments	1.54		0.87		1.03		2.07		0.02

Total income from investment operations	1.55		0.89		1.04		2.10		0.02

Less distributions to shareholders:
From net investment income	(0.01)		(0.01)		-		(0.06)		-

Net asset value, end of year	$12.71		$11.17		$10.29		$9.25		$7.21

Total Return(a)	13.87%	(c)	8.65%	(c)	11.24%	(c)	29.18%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,596		$2,279		$2,911		$2,891		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.55%		1.55%		1.57%		-	‡
After expense waiver	N/A		N/A		1.55%	#	1.56%	(b)#	N/A	‡
Net investment income (loss) to average daily net assets	0.08%		0.15%		0.08%		0.33%		0.00%	‡
Portfolio turnover rate	18%		7%		3%		7%		25%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3)
††	Net investment income is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  136  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$11.35		$11.02		$10.15		$8.05		$8.05

Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.09	***	0.10	***	0.06	***	0.00	†
Net realized and unrealized gain (loss) on investments	1.54		0.34		0.87		2.14		(0.00	)†

Total income (loss) from investment operations	1.66		0.43		0.97		2.20		-

Less distributions to shareholders:
From net investment income	(0.11)		(0.10)		(0.10)		(0.10)		-
Tax return of capital	(0.00	)†	-		-		-		-

Total distribution	(0.11)		(0.10)		(0.10)		(0.10)		-

Net asset value, end of year	$12.90		$11.35		$11.02		$10.15		$8.05

Total Return(a)	14.67%	(b)	3.86%	(b)	9.59%	(b)	27.34%	(b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$5,079		$4,757		$3,710		$2,487		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.15%		1.15%		1.15%		-	‡
After expense waiver	0.97%	#	1.05%	#	1.07%	#	N/A		N/A
Net investment income (loss) to average daily net assets	1.00%		0.84%		1.00%		0.64%		0.00%	‡
Portfolio turnover rate	4%		6%		3%		2%		5%

***	Per share amount calculated on the average shares method.
†	Net investment income, net realized and unrealized gain (loss) on investments and tax return of capital are less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  137  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

	Class N
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.75

Total income from investment operations	0.73

Less distributions to shareholders:
From net investment income	-
From net realized gains	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$10.71

Total Return(a)	7.33%	(b)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$107
Ratio of expenses to average daily net assets:
Before expense waiver	1.97%	*
After expense waiver	1.65%	*#
Net investment income (loss) to average daily net assets	(0.22)%	*
Portfolio turnover rate	79%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

–  138  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$8.92		$8.68		$8.27		$6.69		$6.69

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.04	)***	0.01	***	(0.03	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.75		0.28		0.41		1.61		(0.00	)†

Total income from investment operations	0.71		0.24		0.42		1.58		-

Less distributions to shareholders:
From net investment income	-		-		(0.01)		(0.00	)††	-

Net asset value, end of year	$9.63		$8.92		$8.68		$8.27		$6.69

Total Return(a)	7.96%	(c)	2.77%	(c)	5.05%	(c)	23.64%	(c)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$3,509		$1,957		$2,185		$1,493		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.69%		1.69%		1.68%		1.69%		-	‡
After expense waiver	1.61%	#	N/A		1.68%	(b)#	1.69%	(b)#	N/A	‡
Net investment income (loss) to average daily net assets	(0.41)%		(0.50)%		0.08%		(0.45)%		0.00%	‡
Portfolio turnover rate	98%		28%		22%		23%		30%

***	Per share amount calculated on the average shares method.
†	Net investment income and net realized and unrealized loss on investments are less than $0.01 per share.
††	Distributions from net investment income is less than $0.01 per share.
†††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  139  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.31		$9.07		$8.42		$6.94		$6.95

Income (loss) from investment operations:
Net investment income (loss)	(0.09	)***	(0.09	)***	(0.07	)***	(0.05	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.05		1.33		0.72		1.53		(0.01)

Total income from investment operations	(0.04)		1.24		0.65		1.48		(0.01)

Less distributions to shareholders:
From net realized gains	(0.41)		-		-		-		-

Net asset value, end of year	$9.86		$10.31		$9.07		$8.42		$6.94

Total Return(a)	(0.41)%	(c)	13.67%	(c)	7.72%	(c)	21.33%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1		$1		$5		$125		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.69%		1.66%		1.67%		1.64%		-	‡
After expense waiver	N/A		1.63%	#	1.56%	(b)#	1.55%	(b)#	-	‡
Net investment income (loss) to average daily net assets	(0.93)%		(0.94)%		(0.83)%		(0.63)%		-	‡
Portfolio turnover rate	98%		83%		68%		47%		56%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  140  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$7.89		$7.65		$7.34		$6.01		$6.01

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.02	)***	(0.02	)***	(0.05	)***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	0.11		0.26		0.33		1.38		(0.00	)††

Total income from investment operations	0.10		0.24		0.31		1.33		0.00

Net asset value, end of year	$7.99		$7.89		$7.65		$7.34		$6.01

Total Return(a)	1.27%	(c)	3.14%	(c)	4.22%	(c)	22.13%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$79		$1,294		$1,472		$1,661		$101	‡
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.55%		1.56%		1.57%		-	‡
After expense waiver	N/A		N/A		1.54%	(b)#	1.52%	(b)#	-	‡
Net investment income (loss) to average daily net assets	(0.12)%		(0.25)%		(0.31)%		(0.65)%		-	‡
Portfolio turnover rate	114%		92%		181%		260%		224%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income and net realized and unrealized loss on investments are less than $.01 per share.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.
++	Class N commenced operations on December 31, 2002.

–  141  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$6.37		$5.83		$4.92		$3.77		$3.77

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.08	)***	(0.05	)***	(0.04	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	(0.33)		0.62		0.96		1.19		(0.00	)†

Total income from investment operations	(0.41)		0.54		0.91		1.15		0.00

Net asset value, end of year	$5.96		$6.37		$5.83		$4.92		$3.77

Total Return(a)	(6.44)%	(c)	9.26%	(c)	18.50%	(c)	30.50%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,203		$1,034		$1,144		$636		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.65%		1.66%		1.68%		-	‡
After expense waiver	1.63%	#	1.57%	#	1.59%	(b)#	1.64%	(b)#	-	‡
Net investment income (loss) to average daily net assets	(1.31)%		(1.32)%		(0.99)%		(0.91)%		-	‡
Portfolio turnover rate	49%		24%		85%		93%		112%

***	Per share amount calculated on the average shares method.
†	Net investment income and net realized and unrealized losses on investments are less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  142  –

MASSMUTUAL SELECT OTC 100 FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$4.07		$4.05		$3.71		$2.52		$2.53

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.03	)***	0.00	***†	(0.04	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.27		0.05		0.34		1.23		(0.01)

Total income from investment operations	0.24		0.02		0.34		1.19		(0.01)

Less distributions to shareholders:
From net investment income	-		-		(0.00	)††	-		-

Net asset value, end of year	$4.31		$4.07		$4.05		$3.71		$2.52

Total Return(a)	5.90%	(b)	0.49%	(b)	9.25%	(b)	47.22%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$445		$451		$432		$150		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%		1.41%		1.41%		1.46%		-	‡
After expense waiver	N/A		N/A		N/A		1.42%	#	-	‡
Net investment income (loss) to average daily net assets	(0.79)%		(0.79)%		0.11%		(1.15)%		-	‡
Portfolio turnover rate	7%		17%		30%		66%		65%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) is less than $0.01 per share.
††	Distributions from net investment income are less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  143  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

	Class N
	Year ended 12/31/06	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$16.48	$17.60		$16.81		$11.90		$11.77

Income (loss) from investment operations:
Net investment income (loss)	0.18 ***	(0.05	)***	(0.12	)***	(0.11	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	2.99	0.53		1.94		5.43		0.13

Total income from investment operations	3.17	0.48		1.82		5.32		0.13

Less distributions to shareholders:
From net investment income	(0.23)	-		-		(0.00	)†	-
Tax return of capital	-	-		-		(0.41)		-
From net realized gains	(1.63)	(1.60)		(1.03)		-		-

Total distributions	(1.86)	(1.60)		(1.03)		(0.41)		-

Net asset value, end of year	$17.79	$16.48		$17.60		$16.81		$11.90

Total Return(a)	19.35% (c)	2.61%	(c)	11.05%	(c)	44.70%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,567	$1,820		$1,006		$904		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%	1.60%		1.60%		1.61%		-	‡
After expense waiver	N/A	N/A		1.58%	(b)#	1.60%	(b)#	-	‡
Net investment income (loss) to average daily net assets	1.03%	(0.27)%		(0.72)%		(0.70)%		-	‡
Portfolio turnover rate	36%	31%		32%		31%		78%

***	Per share amount calculated on the average shares method.
†	Net investment loss and distributions from net investment income are less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

–  144  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

	Class N
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)†
Net realized and unrealized gain (loss) on investments	1.41

Total income from investment operations	1.41

Less distributions to shareholders:
From net investment income	-
From net realized gains	-	‡

Total distributions	-

Net asset value, end of period	$11.41

Total Return(a)	14.22%	(b)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$-
Ratio of expenses to average daily net assets:
Before expense waiver	2.32%	*
After expense waiver	1.68%	*#
Net investment income (loss) to average daily net assets	(0.02)% *
Portfolio turnover rate	7%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
†	Net investment income (loss) is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.
‡	Amounts are de minimis due to the short period of operations.

–  145  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

	Class N
	Period ended 12/31/06†
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	***
Net realized and unrealized gain (loss) on investments	0.87

Total income from investment operations	0.91

Less distributions to shareholders:
From net investment income	-

Net asset value, end of period	$10.91

Total Return(a)	9.10%	(b)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$109
Ratio of expenses to average daily net assets:
Before expense waiver	2.02%	*
After expense waiver	1.70%	*#
Net investment income (loss) to average daily net assets	0.50%	*
Portfolio turnover rate	63%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
†	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

–  146  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02+
Net asset value, beginning of year	$14.11		$14.16		$11.90		$8.63		$8.59

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.08	)***	(0.05	)***	(0.01	)***	0.00	***††
Net realized and unrealized gain (loss) on investments	2.04		0.68		2.64		3.30		0.04

Total income from investment operations	1.97		0.60		2.59		3.29		0.04

Less distributions to shareholders:
From net investment income	-		-		-		(0.00	)†††	-
From net realized gains	(1.00)		(0.65)		(0.33)		(0.02)		-

Total distributions	(1.00)		(0.65)		(0.33)		(0.02)		-

Net asset value, end of year	$15.08		$14.11		$14.16		$11.90		$8.63

Total Return(a)	14.14%	(c)	4.25%	(c)	21.91%	(c)	38.20%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,398		$1,251		$916		$564		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.79%		1.79%		1.79%		1.81%		-	‡
After expense waiver	N/A		N/A		1.74%	(b)#	1.72%	(b)#	-	‡
Net investment income (loss) to average daily net assets	(0.48)%		(0.54)%		(0.37)%		(0.08)%		-	‡
Portfolio turnover rate	50%		56%		36%		58%		69%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income is less than $0.01 per share.
†††	Distributions from net investment income are less than $0.01 per share.
+	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

–  147  –

MASSMUTUAL SELECT SMALL CAP CORE EQUITY FUND

	Class N
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.34

Total income from investment operations	0.32

Less distributions to shareholders:
From net investment income	-

Net asset value, end of period	$10.32

Total Return(a)	3.20%	(b)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$103
Ratio of expenses to average daily net assets:
Before expense waiver	2.29%	*
After expense waiver	1.70%	*#
Net investment income (loss) to average daily net assets	(0.27)%	*
Portfolio turnover rate	99%	**

*	Annualized.
**	Percentage represents the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

–  148  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$9.71		$8.67		$7.59		$5.85		$5.86

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***††	(0.08	)***	(0.08	)***	(0.07	)***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	0.50		1.12		1.16		1.81		(0.01)

Total income from investment operations	0.50		1.04		1.08		1.74		(0.01)

Net asset value, end of year	$10.21		$9.71		$8.67		$7.59		$5.85

Total Return(a)	5.15%	(c)	12.00%	(c)	14.23%	(c)	29.74%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$246		$167		$149		$137		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%		1.60%		1.60%		1.60%		-	‡
After expense waiver	N/A		N/A		1.57%	(b)	1.56%	(b)	-	‡
Net investment income (loss) to average daily net assets	(0.01)%		(0.89)%		(0.99)%		(1.09)%		-	‡
Portfolio turnover rate	130%		117%		93%		128%		284%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment loss is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  149  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$13.95		$12.97		$11.10		$8.09		$8.05

Income (loss) from investment operations:
Net investment income (loss)	(0.09	)***	(0.13	)***	(0.14	)***	(0.12	)***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	1.01		1.72		2.03		3.13		0.04

Total income (loss) from investment operations	0.92		1.59		1.89		3.01		0.04

Less distributions to shareholders:
From net realized gains	(1.03)		(0.61)		(0.02)		-		-

Net asset value, end of year	$13.84		$13.95		$12.97		$11.10		$8.09

Total Return(a)	6.68%	(c)	12.28%	(c)	17.07%	(c)	37.21%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,674		$1,755		$1,096		$617		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.65%		1.65%		1.66%		-	‡
After expense waiver	N/A		N/A		1.64%	(b)#	1.65%	(b)#	-	‡
Net investment income (loss) to average daily net assets	(0.63)%		(0.97)%		(1.19)%		(1.22)%		-	‡
Portfolio turnover rate	42%		28%		42%		54%		61%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income (loss) is less than $0.01 per share.
‡	Amounts are de minimis due to the short period of operations.
++	Class N commenced operations on December 31, 2002.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  150  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of year	$15.51		$14.07		$12.47		$8.72		$8.68

Income (loss) from investment operations:
Net investment income (loss)	(0.18	)***	(0.16)		(0.16)		(0.15	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	1.51		1.60		1.76		3.90		0.04

Total income from investment operations	1.33		1.44		1.60		3.75		0.04

Less distributions to shareholders:
From net realized gains	(1.14)		-		-		-		-

Net asset value, end of year	$15.70		$15.51		$14.07		$12.47		$8.72

Total Return(a)	8.51%	(c)	10.31%	(c)	12.83%	(c)	43.00%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$990		$930		$816		$149		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.81%		1.81%		1.82%		1.81%		-	‡
After expense waiver	N/A		N/A		1.78%	(b)#	1.79%	(b)#	-	‡
Net investment income (loss) to average daily net assets	(1.11)%		(1.13)%		(1.31)%		(1.41)%		-	‡
Portfolio turnover rate	84%		59%		64%		56%		51%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
+	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these changes.

–  151  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$9.54		$9.93		$10.59		$6.95		$6.90

Income (loss) from investment operations:
Net investment income (loss)	(0.15	)***	(0.14	)***	(0.11	)***	(0.13	)***	0.00	***††
Net realized and unrealized gain (loss) on investments	1.52		(0.02)		0.19	†	4.29		0.05

Total income from investment operations	1.37		(0.16)		0.08		4.16		0.05

Less distributions to shareholders:
From net realized gains	(0.71)		(0.23)		(0.74)		(0.52)		-

Net asset value, end of year	$10.20		$9.54		$9.93		$10.59		$6.95

Total Return(a)	14.66%	(c)	(1.41	)% (c)	1.33%	(c)	59.78%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$786		$931		$910		$953		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.85%		1.84%		1.82%		1.88%		-	‡
After expense waiver	N/A		1.82%	#	1.65%	(b)#	1.68%	(b)#	-	‡
Net investment income (loss) to average daily net assets	(1.44)%		(1.49)%		(1.06)%		(1.31)%		-	‡
Portfolio turnover rate	102%		149%		220%		141%		150%

***	Per share amount calculated on the average shares method.
†	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
††	Net investment income is less than $0.01 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  152  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$5.83		$5.82		$5.09		$3.51		$3.50

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.08	)***	(0.08	)***	(0.07	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.37		0.09		0.81		1.65		0.01

Total income from investment operations	0.29		0.01		0.73		1.58		0.01

Net asset value, end of year	$6.12		$5.83		$5.82		$5.09		$3.51

Total Return(a)	4.97%	(b)	0.17%	(b)	14.34%	(b)	45.01%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$177		$168		$168		$147		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.76%		1.76%		1.77%		1.78%		-	‡
After expense waiver	N/A		N/A		N/A		1.74%	#	-	‡
Net investment income (loss) to average daily net assets	(1.27)%		(1.39)%		(1.61)%		(1.61)%		-	‡
Portfolio turnover rate	288%		124%		176%		198%		175%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

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MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

	Class N
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	†
Net realized and unrealized gain (loss) on investments	0.07

Total income from investment operations	0.07

Less distributions to shareholders:
From net investment income	(0.01)

Net asset value, end of period	$10.06

Total Return(a)	0.67%	(b)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$101
Ratio of expenses to average daily net assets:
Before expense waiver	9.11%	*
After expense waiver	1.72%	*#
Net investment income (loss) to average daily net assets	0.67%	*
Portfolio turnover rate	0%

*	Annualized.
**	Percentages represent results for the period and are not annualized.
†	Net investment income (loss) is less than $0.01 per share.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

–  154  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.86		$10.86	$9.50		$7.31		$7.24

Income (loss) from investment operations:
Net investment income (loss)	0.17	***	0.05 ***	0.02	***	(0.02	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	2.74		1.13	1.61		2.21		0.07

Total income from investment operations	2.91		1.18	1.63		2.19		0.07

Less distributions to shareholders:
From net investment income	(0.15)		(0.14)	(0.04)		-		-
From net realized gains	(0.95)		(1.04)	(0.23)		-		-

Total distributions	(1.10)		(1.18)	(0.27)		-		-

Net asset value, end of year	$12.67		$10.86	$10.86		$9.50		$7.31

Total Return(a)	26.91%	(c)	10.86% (c)	17.12%	(c)	29.96%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,462		$1,693	$884		$255		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.91%		1.92%	1.94%		2.04%		-	‡
After expense waiver	1.83%	#	N/A	1.93%	(b)#	1.94%	(b)#	-	‡
Net investment income (loss) to average daily net assets	1.40%		0.44%	0.17%		(0.22)%		-	‡
Portfolio turnover rate	36%		88%	66%		92%		138%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreement with certain brokers to rebate a portions of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  155  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

	Class N
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of year	$10.21	$10.34	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.30 ***	0.30 ***	0.15	***	-
Net realized and unrealized gain (loss) on investments	0.20	(0.04)	0.45		-

Total income from investment operations	0.50	0.26	0.60		-

Less distributions to shareholders:
From net investment income	(0.30)	(0.31)	(0.22)		-
From net realized gains	(0.15)	(0.08)	(0.04)		-

Total distributions	(0.45)	(0.39)	(0.26)		-

Net asset value, end of year	$10.26	$10.21	$10.34		$10.00

Total Return(a)	4.83% (b)	2.50% (b)	6.02%	(b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$121	$105	$104		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%	0.77%	1.53%		-	‡
After expense waiver	N/A	N/A	0.80%	#	N/A	‡
Net investment income (loss) to average daily net assets	2.95%	2.85%	1.52%		0.00%	‡
Portfolio turnover rate	27%	15%	33%		N/A

***	Per share amount calculated on the average shares method.
†	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimus due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  156  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03+
Net asset value, beginning of year	$10.60		$10.56		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.32	***	0.27	***	(0.00	)†	-
Net realized and unrealized gain (loss) on investments	0.32		0.10		0.70		-

Total income from investment operations	0.64		0.37		0.70		-

Less distributions to shareholders:
From net investment income	(0.28)		(0.27)		(0.12)		-
From net realized gains	(0.16)		(0.06)		(0.02)		-

Total distributions	(0.44)		(0.33)		(0.14)		-

Net asset value, end of year	$10.80		$10.60		$10.56		$10.00

Total Return(a)	6.14%	(b)	3.51%	(b)	6.98%	(b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$249		$134		$107		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%		0.84%		1.43%		-	‡
After expense waiver	0.80%	#	0.80%	#	0.80%	#	N/A	‡
Net investment income (loss) to average daily net assets	3.00%		2.50%		0.02%		0.00%	‡
Portfolio turnover rate	34%		17%		28%		N/A

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  157  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class N
	Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.94		$10.77	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21	***	0.27 ***	0.06	***	-
Net realized and unrealized gain (loss) on investments	0.58		0.27	0.88		-

Total income from investment operations	0.79		0.54	0.94		-

Less distributions to shareholders:
From net investment income	(0.22)		(0.24)	(0.13)		-
From net realized gains	(0.29)		(0.13)	(0.04)		-

Total distributions	(0.51)		(0.37)	(0.17)		-

Net asset value, end of year	$11.22		$10.94	$10.77		$10.00

Total Return(a)	7.31%	**(b)	4.99% (b)	9.39%	(b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$309		$238	$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%	1.57%		-	‡
After expense waiver	N/A		N/A	0.80%	#	N/A	‡
Net investment income (loss) to average daily net assets	1.93%		2.46%	0.55%		0.00%	‡
Portfolio turnover rate	32%		23%	19%		N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes a contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

–  158  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class N
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.52	$11.13	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09 ***	0.14 ***	(0.02	)***	-
Net realized and unrealized gain (loss) on investments	0.98	0.55	1.21		-

Total income from investment operations	1.07	0.69	1.19		-

Less distributions to shareholders:
From net investment income	(0.15)	(0.14)	(0.05)		-
From net realized gains	(0.37)	(0.16)	(0.01)		-

Total distributions	(0.52)	(0.30)	(0.06)		-

Net asset value, end of year	$12.07	$11.52	$11.13		$10.00

Total Return(a)	9.39% (b)	6.20% (b)	11.89%	(b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$209	$162	$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.80%	1.47%		-	‡
After expense waiver	N/A	N/A	0.80%	#	N/A	‡
Net investment income (loss) to average daily net assets	0.78%	1.26%	(0.24)%		0.00%	‡
Portfolio turnover rate	34%	17%	10%		N/A

***	Per share amount calculated on the average share method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  159  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class N
	Year ended 12/31/06	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.79	$11.28		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 ***	0.07	***	(0.07	)***	0.00
Net realized and unrealized gain (loss) on investments	1.25	0.73		1.38		0.00

Total income from investment operations	1.27	0.80		1.31		0.00

Less distributions to shareholders:
From net investment income	(0.09)	(0.08)		(0.01)		-
From net realized gains	(0.56)	(0.21)		(0.02)		-

Total distributions	(0.65)	(0.29)		(0.03)		-

Net asset value, end of year	$12.41	$11.79		$11.28		$10.00

Total Return(a)	10.91% (b)	7.11%	(b)	13.03%	(b)	0.00%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$189	$142		$114		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.80%		1.54%		-	‡
After expense waiver	N/A	0.80%	#	0.80%	#	N/A	‡
Net investment income (loss) to average daily net assets	0.18%	0.59%		(0.63)%		0.00%	‡
Portfolio turnover rate	42%	18%		13%		N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  160  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices; and

•	to generate additional investment returns for the Diversified International Fund.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market

–  161  –

fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund, and the Destination Retirement Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Bond Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of

–  162  –

portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may also enter into stock index futures contracts. These Funds and the Strategic Bond Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

–  163  –

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Indexing v. Active Management

Active management involves the Sub-Adviser buying and selling securities based on research and analysis. Unlike Funds that are actively managed, the Indexed Equity Fund and the OTC 100 Fund are “index” funds – they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although the OTC 100 Fund is technically non-diversified for purposes of the 1940 Act – see Non-Diversification Risk on page 104). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500 Index as closely as possible for the Indexed Equity Fund and the NASDAQ 100 Index for the OTC 100 Fund, NTI, the Funds’ Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index or NASDAQ 100 Index, as the case may be, using a process known as “optimization.” Each Fund may not hold every one of the stocks in its target Index. The Funds utilize “optimization,” a statistical sampling technique, in an effort to run an efficient and effective strategy.

Optimization will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser, or in the case of the Destination Retirement Funds, the Fund’s Adviser, except for the Value Equity Fund’s Sub-Adviser, may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. The Value Equity Fund reserves the right to invest for temporary or defensive purposes, without limitation in preferred stock and investment grade debt instruments. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or

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redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Issuer Diversification

The Value Equity Fund, the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company is generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage- backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the

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Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to

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make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class Z shares of the following Fund:

•	MassMutual Select Indexed Equity Fund

seeks to approximate as closely as practicable (before fees and expenses) the total return of publicly traded common stocks represented by the S&P 500® Index.1

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 Standard & Poor’s®, S&P® and Standard & Poor’s 500® are registered trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s Corporation, a division of McGraw Hill Companies (“S&P”). S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund.

PROSPECTUS

April 2, 2007

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Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe the Indexed Equity Fund’s:

•	Investment objective.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Fund begins on page 6.

•	Investment return since inception.

•	Average annual total returns for the last one- and five-year and since inception periods and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance is not an indication of future performance.   There is no assurance that the Fund’s investment objective will be achieved, and you can lose money by investing in the Fund.

Important Note about performance information for the Fund.

Investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee table shown on page 5 under “Expense Information” is meant to assist you in understanding these fees and expenses. The fee table shows the Fund’s “Total Annual Fund Operating Expenses.” The Fund does not charge any shareholder fees for Class Z shares. These costs are deducted from the Fund’s assets, which means you pay them indirectly.

–  3  –

MassMutual Select Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index1. The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 18). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes. The Sub-Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500 Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 6.

1 “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class Z Shares

During the period shown above, the highest quarterly return for the Fund was 15.38% for the quarter ended June 30, 2003 and the lowest was –17.26% for the quarter ended September 30, 2002.

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Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes – Class Z	15.59%	5.99%	3.86%
Return After Taxes on Distributions – Class Z	15.31%	5.68%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares – Class Z	10.50%	5.07%	3.17%

S&P 500® Index^	15.78%	6.19%	4.05%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class Z
Annual Fund Operating Expenses (expenses that are deducted from Fund Assets) (% of average net assets)
Management Fees	.10%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.10%
Total Annual Fund Operating Expenses(2)(3)	.20%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$20	$64	$113	$255

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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Summary of Principal Risks

The value of your investment in the Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on the Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. The Fund could be subject to additional risks. Although the Fund strives to reach its stated goal, it cannot offer guaranteed results. You have the potential to make money in the Fund, but you can also lose money.

•	Market Risk. The Fund is subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

The Fund maintains substantial exposure to equities and does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. The Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings.

•	Tracking Error Risk. There are several reasons that the Fund’s performance may not track the Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•	Derivative Risk. The Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Fund, its investments and the related risks.

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make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When the Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Fund’s performance, it may instead reduce returns and increase volatility.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

The Fund may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Currency Risk. The Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. The Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Fund has significant growth company risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Fund has the risk that the market may deem its stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

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•	Leveraging Risk. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s fee is based.

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Principal Risks

The following chart summarizes the Principal Risks of the Fund. The Fund may, however, still have non-principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- Payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Leveraging Risk

Indexed Equity Fund	X	X		X			X		X		X		X		X

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About the Investment Adviser and Sub-Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2005, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of the Fund’s average daily net assets as follows: .10% for the Indexed Equity Fund.

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Fund is available in either the Fund’s semi-annual report to shareholders dated June 30, 2006 or in the Fund’s annual report to shareholders dated December 31, 2006.

The Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The rate for Class Z shares of the Fund is .0855%.

MassMutual contracts with the following Sub-Adviser to help manage the Fund:

Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, IL 60603, manages the investments of the Indexed Equity Fund. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889 TNTC, administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

Brent Reeder

is primarily responsible for the day-to-day management of the Indexed Equity Fund. Mr. Reeder is a Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a fund’s investment objective and strategies. The shareholders of the Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

The Fund offers six Classes of shares: Class S, Class Y, Class L, Class A, Class N and Class Z. The shares offered by this Prospectus are Class Z shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of Class Z of the Fund, see the information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class Z shares of the Fund may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $25 million;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $25 million.

Additional Information

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if the Distributor or Adviser, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares.

Shareholder and Distribution Fees.  Class Z shares of the Indexed Equity Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund. Class Z shares do not have deferred sales charges or any Rule 12b-1 fees.

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Investing In The Fund

Buying, Redeeming and Exchanging Shares

The Fund sells its shares at a price equal to its net asset value (“NAV”). The Fund generally determines its NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open. Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Fund will suspend selling its shares during any period when the determination of NAV is suspended. The Fund can reject any purchase order and can suspend purchases if it is in its best interest.

The Fund redeems its shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Fund may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	the Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Fund reserves the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Fund does not accept purchase, redemption or exchange orders or compute its NAV on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Fund does not accept orders or price its shares. As a result, the NAV of the Fund’s shares may change on days when you will not be able to buy or sell shares.

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Determining Net Asset Value

The Trust calculates the NAV of each class of shares of the Fund separately. The NAV for shares of a class of the Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

The Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund’s valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, if the Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned it will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from the Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of the Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by the Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend

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income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of the Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

The Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). The Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For the Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in the Fund will generally be subject to tax. A loss incurred with respect to shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Fund, however, generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, the Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in the Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available on request.

MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class Z
	Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$11.65		$11.30	$10.38	$8.19	$10.68

Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.19 ***	0.21 ***	0.15 ***	0.13 ***
Net realized and unrealized gain (loss) on investments	1.59		0.34	0.90	2.17	(2.50)

Total income (loss) from investment operations	1.81		0.53	1.11	2.32	(2.37)

Less distributions to shareholders:
From net investment income	(0.21)		(0.18)	(0.19)	(0.13)	(0.12)
Tax return of capital	(0.00	)†	-	-	-	-

Total distribution	(0.21)		(0.18)	(0.19)	(0.13)	(0.12)

Net asset value, end of year	$13.25		$11.65	$11.30	$10.38	$8.19

Total Return(a)	15.59%		4.72%	10.68%	28.39%	(22.23)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$373,069		$251,403	$130,164	$42,906	$16,821
Net expenses to average daily net assets	0.20%		0.20%	0.20%	0.21%	0.20%
Net investment income (loss) to average daily net assets	1.78%		1.68%	1.93%	1.59%	1.42%
Portfolio turnover rate	4%		6%	3%	2%	5%

***	Per share amount calculated on the average shares method.
†	Net investment income, net realized and unrealized gain (loss) on investments and tax return of capital are less than $0.01 per share.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Fund may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

The Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Fund’s custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by the Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by the Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by the Fund are for the account and risk of the Fund.

Hedging Instruments and Derivatives

The Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of the Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect the Fund’s unrealized gains or limit its unrealized losses; and

•	to manage the Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in the Fund’s portfolio.

Forward Contracts – The Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While the Fund also may enter into forward contracts with the

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initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit the Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by the Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase the Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Fund may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Fund may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Fund may also enter into stock index futures contracts and may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect the Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. The Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by the Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When the Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the

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Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

The Fund’s Sub-Adviser may use trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, the Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in the Fund can result in additional brokerage commissions to be paid by the Fund and can reduce the Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Indexing v. Active Management

Active management involves the Sub-Adviser buying and selling securities based on research and analysis. Unlike funds that are actively managed, the Fund is an “index” fund – it tries to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries. An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500 Index as closely as possible, NTI, the Fund’s Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index using a process known as “optimization.” The Fund may not hold every one of the stocks in its target Index. The Fund utilizes “optimization,” a statistical sampling technique, in an effort to run an efficient and effective strategy.

Optimization entails that the Fund first buy the stocks that make up the larger portions of the index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the

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industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions/Temporary Defensive Positions

The Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, the Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, the Fund will comply with its 80% investment requirement. However, the Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

As a general rule, the Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Mortgage-Backed Securities and CMOs

The Fund may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Fund) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of the Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. The Fund’s reinvestment of scheduled

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principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Fund may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Fund

You can learn more about the Fund by reading the Fund’s Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the Report and a listing of the Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Fund and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Fund (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund’s SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class A shares of the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Select Strategic Bond Fund	Western Asset Management Company/Western Asset Management Company Limited

Large Cap Value
MassMutual Select Diversified Value Fund	AllianceBernstein L.P.
MassMutual Select Fundamental Value Fund	Wellington Management Company, LLP
MassMutual Select Value Equity Fund	Fidelity Management & Research Company
MassMutual Select Large Cap Value Fund	Davis Selected Advisers, L.P.

Large Cap Core
MassMutual Select Indexed Equity Fund	Northern Trust Investments, N.A.
MassMutual Select Core Opportunities Fund	Victory Capital Management Inc.

Large Cap Growth
MassMutual Select Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
MassMutual Select Large Cap Growth Fund	AllianceBernstein L.P.
MassMutual Select Growth Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
MassMutual Select Aggressive Growth Fund	Sands Capital Management, LLC/Delaware Management Company
MassMutual Select OTC 100 Fund	Northern Trust Investments, N.A.

Mid/Small Cap Value
MassMutual Select Focused Value Fund	Harris Associates L.P./Cooke & Bieler, L.P.
MassMutual Select Mid-Cap Value Fund	Cooke & Bieler L.P.
MassMutual Select Small Cap Value Equity Fund	SSgA Funds Management, Inc.
MassMutual Select Small Company Value Fund	Clover Capital Management, Inc./T. Rowe Price Associates, Inc./EARNEST Partners, LLC

Small Cap Core
MassMutual Select Small Cap Core Equity Fund	Goldman Sachs Asset Management, L.P.

Mid/Small Cap Growth
MassMutual Select Mid Cap Growth Equity Fund	Navellier & Associates, Inc.
MassMutual Select Mid Cap Growth Equity II Fund	T. Rowe Price Associates, Inc.
MassMutual Select Small Cap Growth Equity Fund	Waddell & Reed Investment Management Company/ Wellington Management Company, LLP
MassMutual Select Small Company Growth Fund	Mazama Capital Management, Inc./Eagle Asset Management, Inc
MassMutual Select Emerging Growth Fund	Delaware Management Company/Insight Capital Research & Management, Inc.

International/Global
MassMutual Select Diversified International Fund	AllianceBernstein L.P.
MassMutual Select Overseas Fund	Harris Associates L.P./Massachusetts Financial Services Company

Lifestyle/Asset Allocation
MassMutual Select Strategic Balanced Fund	ClearBridge Advisors, LLC/Western Asset Management Company/Western Asset Management Company Limited
MassMutual Select Destination Retirement Income Fund
MassMutual Select Destination Retirement 2010 Fund
MassMutual Select Destination Retirement 2020 Fund
MassMutual Select Destination Retirement 2030 Fund
MassMutual Select Destination Retirement 2040 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

April 2, 2007

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Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 86.

•	Investment return over the past ten years, or since inception if the Fund is less than ten years old.

•	Average annual total returns for the last one-, five- and ten-year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, average annual total returns for Class A shares of a Fund are based on the performance of Class S Shares, adjusted for class specific expenses.

Performance information provided for some of the Funds is based on either a composite of all portfolios managed by the Fund’s sub-adviser, or on a mutual fund managed by the Fund’s sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate the sub-adviser’s performance in managing such a portfolio. In such cases, the performance provided does not show the particular Fund’s performance. For the composites, some of these portfolios are mutual funds registered with the Securities and Exchange Commission (“SEC”) and some are private accounts. The performance provided reflects the sub-adviser’s composite or mutual fund performance, adjusted for estimated expenses of each class of the relevant Fund. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds’ performance would not have been lower had it been in operation during the periods for which composite or mutual fund performance is provided. The Funds’ performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the sub-advisers is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

–  4  –

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund’s “Total Annual Fund Operating Expenses” and, in some cases, “Net Fund Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

Important Information about the Focused Value Fund

Massachusetts Mutual Life Insurance Company (“MassMutual”) will gradually change the allocation of assets between the Focused Value Fund’s two sub-advisers, Harris Associates L.P. (“Harris”) and Cooke & Bieler, L.P. (“Cooke & Bieler”), with the ultimate goal of removing Cooke & Bieler as co-Sub-Adviser to the Fund. This action is intended to bring the Fund back to its original roots as a concentrated portfolio of securities that span the stock capitalization range, managed solely by Harris. While the investment objective of the Fund will not change, the removal of Cooke & Bieler may increase the volatility of the Fund because the Fund will ultimately hold fewer securities. Neither the Management Fees nor the Total Fund Expenses are expected to change due to this sub-adviser change.

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MassMutual Select Strategic Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

The Fund’s Sub-Adviser, Western Asset Management Company’s (“Western Asset”) opportunistic approach seeks to capitalize on inefficiencies in fixed income markets to add incremental value to the Fund’s portfolio. Western Asset places significant emphasis on risk management since the general objective is to exceed benchmark returns while approximating benchmark risk. When making investment decisions, Western Asset focuses on such critical areas as sector allocation, issue selection, duration weighting and term structure. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: the construction of an outlook for fundamental economic activity, the review of historical yield spreads or corporate debt versus Treasuries and the evaluation of changes in credit quality and its impact on prices.

The Fund’s target average modified duration is expected to range within 30% of the duration of the domestic bond market as a whole. “Duration” refers to the range within which the average modified duration of a portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the period shown above, the highest quarterly return for the Fund was 4.20% for the quarter ended September 30, 2006 and the lowest quarterly return was -1.00% for the quarter ended March 31, 2006.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year		Since Inception (12/31/04)
Return Before Taxes – Class A+	-	0.95%		0.20%
Return After Taxes on Distributions – Class A	-	2.21%	-	0.72%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	-	0.62%	-	0.36%

Lehman Brothers® Aggregate Bond Index^		4.33%		3.48%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	4.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.31%
Total Annual Fund Operating Expenses(3)	1.11%

Less Expense Reimbursement	(.11%	)
Net Fund Expenses(4)(5)	1.00%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$572	$801	$1,047	$1,753

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund Fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.00%. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Western Asset Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Western Asset for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 4.33% for the quarter ended June 30, 2003 and the lowest was -2.25% for the quarter ended June 30, 2004.

Western Asset Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Western Asset’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Five Years	Ten Years
Western Asset Composite
Class A*	-	0.09%	5.09%	6.32%

Lehman Brothers Aggregate Bond Index^		4.33%	5.06%	6.24%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Strategic Bond Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  7  –

MassMutual Select Strategic Balanced Fund

Investment Objective

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategies and Risks

To obtain its objective, the Fund takes a multi-managed approach whereby two Sub-Advisers independently manage their own portion of the Fund’s assets. ClearBridge Advisors, LLC (“ClearBridge”) manages the equity component and Western Asset Management Company (“Western Asset”) manages the fixed income component.

The equity component will invest primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The equity component generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when ClearBridge believes smaller companies offer more attractive value opportunities.

The fixed income component will invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, in both U.S. dollars and local currencies. It also allows for opportunistic use of non-dollar, high-yield, and emerging market securities to enhance portfolio returns and lower volatility. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund’s target allocation is 60% equity securities and 40% fixed income securities but may fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s Adviser may change the allocation of the Fund’s assets between the Fund’s Sub-Advisers on a basis determined by the Fund’s Adviser to be in the best interest of shareholders. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 5.26% for the quarter ended December 31, 2006 and the lowest quarterly return was -2.39% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class A+	5.13%	4.59%
Return After Taxes on Distributions – Class A+	4.45%	4.13%
Return After Taxes on Distributions and Sale of Fund Shares – Class A+	3.74%	3.77%

Russell 3000 Index^	15.72%	11.19%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers Aggregate Bond Index^^^	4.33%	3.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.38%
Total Annual Fund Operating Expenses(3)(4)	1.23%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$693	$943	$1,212	$1,978

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

ClearBridge and Western Asset Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
ClearBridge Mutual Fund	21.71%, 2Q 2003	-22.19%, 3Q 2002
Western Asset Composite	4.28%, 2Q 2003	-2.37%, 2Q 2004

ClearBridge and Western Asset Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
ClearBridge Mutual Fund Class A*	10.36%	4.11%	8.24%

Lipper Balanced Fund Index^	11.60%	6.51%	7.44%
Russell 3000 Index^^	15.72%	7.17%	8.64%
	One Year	Five Years	Ten Years
Western Asset Composite Class A*	-1.38%	4.54%	5.79%

Lipper Balanced Fund Index^	11.60%	6.51%	7.44%
Lehman Brothers Aggregate Bond Index^^^	4.33%	5.06%	6.24%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by Western Asset, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. ClearBridge’s Similar Account performance is from a mutual fund managed by ClearBridge (the Legg Mason Partners Fundamental Value Fund) with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by ClearBridge, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class. The bar chart is based on Class A expenses. Each Sub-Adviser’s Similar Account performance does not represent the historical performance of the MassMutual Select Strategic Balanced Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  9  –

MassMutual Select Diversified Value Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices.

The Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. The investment process begins with a broad universe of about 650 stocks encompassing most of the S&P 500 and the Russell 1000® Value Index. AllianceBernstein will invest the Fund’s assets in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. AllianceBernstein seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. In addition, to moderate risk, AllianceBernstein may buy companies among the largest in the benchmark (the Russell 1000 Value Index) even if such companies are not attractive from a risk-adjusted return basis. In such cases, AllianceBernstein will underweight these companies versus their weight in the benchmark. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. AllianceBernstein uses a risk factor model to control risk. This model includes broad industry sectors and various measures of financial and valuation characteristics. AllianceBernstein looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, AllianceBernstein prefers stocks with lower accruals. In addition, earnings revisions and momentum tools are incorporated into the portfolio management process to optimize the timing of purchases and sales. To limit stock-specific risk relative to the benchmark, AllianceBernstein employs constraints on security and sector over/underweights.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the period shown above, the highest quarterly return for the Fund was 7.94% for the quarter ended December 31, 2006 and the lowest quarterly return was -0.37% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (10/15/04)
Return Before Taxes – Class A+	14.43%	13.94%
Return After Taxes on Distributions – Class A	13.68%	13.32%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	10.35%	11.92%

Russell 1000® Value Index^	22.25%	18.32%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

–  10  –

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.33%
Total Annual Fund Operating Expenses(3)(4)	1.08%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$679	$899	$1,136	$1,816

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 16.37% for the quarter ended June 30, 2003 and the lowest was -18.94% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite Class A*	14.51%	9.22%	8.12%

Russell 1000 Value Index^	22.25%	10.86%	7.81%

* Performance shown is the composite of all portfolios with about 150 stocks managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  11  –

MassMutual Select Fundamental Value Fund

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment approach of the Fund’s Sub-Adviser, Wellington Management Company, LLP (“Wellington Management”), is based on the fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. This process of stock selection is sometimes referred to as a “bottom-up” process and frequently leads to contrarian industry weightings. Existing holdings are sold as they approach their price targets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 17.12% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.15% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes –Class A*	13.61%	6.16%	6.16%
Return After Taxes on Distributions – Class A	12.09%	5.65%	5.65%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	10.72%	5.25%	5.24%

Russell 1000® Value Index^	22.25%	10.86%	10.70%
S&P 500® Index^^	15.78%	6.19%	5.94%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

–  12  –

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.33%
Total Annual Fund Operating Expenses(3)(4)	1.23%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$693	$943	$1,212	$1,978

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Wellington Management Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 17.23% for the quarter ended June 30, 2003 and the lowest was -20.15% for the quarter ended September 30, 2002.

Wellington Management Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Wellington Management’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite Class A*	14.12%	5.98%	9.26%

Russell 1000 Value Index^	22.25%	10.86%	11.00%
S&P 500® Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Fundamental Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  13  –

MassMutual Select Value Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/earnings (P/E), price/sales (P/S), or price/book (P/B) ratios, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term. FMR normally invests at least 80% of the Fund’s assets in equity securities.

FMR normally invests the Fund’s net assets primarily in common stocks. FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 86.

Note that although the Fund was originally registered as a non-diversified fund, under a position of the SEC, the Fund is currently required to operate as a diversified fund and will not operate as a non-diversified fund in the future until it obtains any necessary shareholder approval.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 15.33% for the quarter ended June 30, 2003 and the lowest quarterly return was -18.30% for the quarter ended September 30, 2002.

–  14  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes – Class A*	6.34%	6.63%	4.62%
Return After Taxes on Distributions – Class A	3.20%	5.41%	3.54%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	6.54%	5.38%	3.66%

Russell 1000® Value Index^	22.25%	10.86%	8.66%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.36%
Total Annual Fund Operating Expenses(3)(4)	1.31%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$701	$966	$1,252	$2,063

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  15  –

MassMutual Select Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting businesses that possess characteristics that the Fund’s Sub-Adviser, Davis Selected Advisers, L.P. (“Davis”) believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis will normally invest at least 80% of the Fund’s net assets in common stock of companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

Using intensive research into company fundamentals, the Sub-Adviser looks for factors, both quantitative and qualitative, that it believes foster sustainable long-term business growth. While few companies will exhibit all of these qualities, the Sub-Adviser believes that nearly every company in which it invests has a majority and appropriate mix of these traits:

•	First-Class Management: Proven track record; Significant personal ownership stake in business; Intelligent allocators of capital; Smart appliers of technology to improve business and lower costs;

•	Strong Financial Condition and Profitability: Strong balance sheets; Low cost structure/low debt; High after-tax returns on capital; High quality of earnings;

•	Strategic Positioning for the Long-Term: Non-obsolescent products/industries; Dominant position in a growing market; Global presence and brand names.

The Fund may also invest in foreign securities and may, but generally does not, use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 16.96% for the quarter ended June 30, 2003 and the lowest quarterly return was -13.59% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes –Class A*	7.65%	7.13%	3.29%
Return After Taxes on Distributions – Class A	7.59%	7.05%	3.19%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	5.04%	6.15%	2.78%

Russell 1000® Value Index^	22.25%	10.86%	8.32%
S&P 500® Index^^	15.78%	6.19%	1.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  16  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.35%
Total Annual Fund Operating Expenses(3)(4)	1.25%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$949	$1,222	$1,999

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.34% for the quarter ended December 31, 1998 and the lowest was -14.58% for the quarter ended September 30, 1998.

Davis Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Davis’ investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Davis Composite Class A*	8.11%	7.59%	9.68%

Russell 1000 Value Index^	22.25%	10.86%	11.00%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. Davis’ composite includes performance of the Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  17  –

MassMutual Select Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index1. The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 150). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes. The Sub-Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500 Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk,

Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

1 “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 21.09% for the quarter ended December 31, 1998 and the lowest was -17.43% for the quarter ended September 30, 2002.

–  18  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class A+	8.34%	4.11%	6.86%

S&P 500® Index^	15.78%	6.19%	8.42%

(1) The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio in which the Fund previously invested, adjusted to reflect the Fund’s fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges but does reflect the initial sales charge.

+ Performance for Class A shares of the Fund prior to March 1, 1998 is based on Class S shares adjusted to reflect Class A expenses.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (3/1/98)
Return Before Taxes –Class A*	8.34%	4.11%	3.52%
Return After Taxes on Distributions – Class A	8.15%	3.92%	3.23%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	5.67%	3.47%	2.92%

S&P 500 Index^	15.78%	6.19%	5.11%

* Performance for Class A shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund Assets) (% of average net assets)
Management Fees	.10%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.50%
Total Annual Fund Operating Expenses(3)	.85%

Less Expense Reimbursement(4)	(.20%	)
Net Fund Expense(5)	.65%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$638	$812	$1,001	$1,546

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to waive .20% of other expenses for Class A of the Fund through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  19  –

MassMutual Select Core Opportunities Fund

Investment Objective

This Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund’s Sub-Adviser, Victory Capital Management Inc. (“Victory”), seeks to invest in both growth and value securities.

•	Growth stocks are stocks of companies that the Sub-Adviser believes will experience earnings growth; and

•	Value stocks are stocks that the Sub-Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Sub-Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer’s underlying assets, and expected future relative earnings growth. The Sub-Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance

The Fund began operations March 31, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  20  –

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.72%
Total Annual Fund Operating Expenses(3)	1.67%

Less Expense Reimbursement	(.32%	)
Net Fund Expenses(4)(5)	1.35%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$705	$1,042

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.35%. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Victory Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Victory for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 19.81% for the quarter ended June 30, 2003 and the lowest was -19.12% for the quarter ended September 30, 2002.

Victory Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Victory’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Victory Composite
Class A*	6.96%	6.01%	10.02%

S&P 500® Index^	15.78%	6.19%	8.42%

* Performance shown is a composite of all portfolios managed by Victory with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Core Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  21  –

MassMutual Select Blue Chip Growth Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the view of the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), are well established in their industries and have the potential for above-average earnings growth. The Sub-Adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals. The investment approach reflects the Sub-Adviser’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with Fund objectives. The Fund’s investments in foreign securities are limited to 20% of its total assets.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 13.18% for the quarter ended June 30, 2003 and the lowest quarterly return was -16.22% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/01)
Return Before Taxes –Class A*	1.99%	0.36%	-1.42%
Return After Taxes on Distributions – Class A	1.99%	0.35%	-1.43%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	1.29%	0.30%	-1.20%

Russell 1000® Growth Index^	9.07%	2.69%	0.62%
S&P 500® Index^^	15.78%	6.19%	3.99%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

–  22  –

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.44%
Total Annual Fund Operating Expenses(3)	1.39%

Less Expense Reimbursement(4)	(.10%	)
Net Fund Expenses(5)	1.29%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$699	$980	$1,283	$2,139

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fee through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 24.68% for the quarter ended December 31, 1998 and the lowest was -17.30% for the quarter ended March 31, 2001.

T. Rowe Price’s Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Composite Class A*	2.97%	2.84%	6.39%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500® Index^^	15.78%	6.19%	8.42%

* Performance shown is from a composite of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. T. Rowe Price replaced Fidelity Management & Research Company as the Fund’s Sub-Advisor on February 16, 2006. The composite performance does not represent the historical performance of the MassMutual Select Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  23  –

MassMutual Select Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. AllianceBernstein may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

AllianceBernstein’s investment strategy focuses on a relatively small number of intensively researched companies. AllianceBernstein selects the Fund’s investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, AllianceBernstein invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. AllianceBernstein will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 12.17% the quarter ended June 30, 2003 and the lowest quarterly return was -17.53% for the quarter ended June 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years^	Since Inception (12/31/01)
Return Before Taxes –Class A*	-5.77%	-0.61%	-0.61%
Return After Taxes on Distributions –Class A	-6.33%	-0.73%	-0.73%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	-3.01%	-0.52%	-0.52%

Russell 1000® Growth Index^	9.07%	2.69%	2.38%
S&P 500® Index^^	15.78%	6.19%	5.94%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

–  24  –

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.49%
Total Annual Fund Operating Expenses(3)(4)	1.39%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$708	$990	$1,292	$2,148

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 30.85% for the quarter ended December 31, 1998 and the lowest was -17.65% for the quarter ended September 30, 2001.

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
AllianceBernstein
Composite Class A*	-5.75%	-0.45%	5.87%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500® Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  25  –

MassMutual Select Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), believes offer prospects for long-term growth.

GMO uses proprietary research and multiple quantitative models to identify stocks it believes are undervalued and stocks in the growth universe it believes have improving fundamentals. Generally, these stocks are trading at prices below what GMO believes to be their intrinsic value. GMO also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline, industry and sector weight, and market capitalization. The factors considered by GMO and the models may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 14.62% for the quarters ended December 31, 2001 and June 30, 2003 and the lowest quarterly return was -21.46% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class A*	-4.33%	-1.82%	-2.44%
Return After Taxes on Distributions – Class A	-4.33%	-1.82%	-2.82%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	-2.81%	-1.53%	-2.24%

Russell 1000® Growth Index^	9.07%	2.69%	-1.63%
S&P 500® Index^^	15.78%	6.19%	2.41%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

–  26  –

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.68%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.32%
Total Annual Fund Operating Expenses(3)(4)	1.25%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$949	$1,222	$1,999

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

GMO Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by GMO for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 27.33% for the quarter ended December 31, 1998 and the lowest was -21.63% for the quarter ended March 31, 2001.

GMO Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares GMO’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
GMO Composite
Class A*	-4.25%	0.06%	5.12%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all portfolios managed by GMO with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s share A class, including sales loads. The bar chart is based on Class A expenses. GMO replaced Massachusetts Financial Services Company as the Fund’s Sub-Adviser on June 1, 2004. The composite performance does not represent the historical performance of the MassMutual Select Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  27  –

MassMutual Select Aggressive Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Sands Capital Management, LLC (“Sands Capital”), generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Sub-Adviser looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued rationally in relation to comparable companies in the market. Sands Capital emphasizes investments in large capitalization growth companies. Sands Capital does not typically invest in companies that have market capitalizations of less than $1 billion. Sands Capital may invest up to 20% of its portion of the portfolio in securities issued by non-U.S. companies.

Delaware Management Company (“DMC”), invests primarily in common stocks of large capitalization growth-oriented companies that DMC believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, DMC seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. DMC also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. DMC currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $1.18 billion to $424.52 billion as of January 31, 2007, DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page 88.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 19.73% for the quarter ended December 31, 2001 and the lowest quarterly return was -26.45% for the quarter ended March 31, 2001.

–  28  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year		Five Years	Since Inception (5/1/00)
Return Before Taxes – Class A*	-	11.72%	1.58%	-	8.02%
Return After Taxes on Distributions – Class A	-	11.72%	1.58%	-	8.03%
Return After Taxes on Distributions and Sale of Fund Shares –Class A	-	7.62%	1.35%	-	6.55%

Russell 1000® Growth Index^		9.07%	2.69%	-	5.39%
S&P 500® Index^^		15.78%	6.19%		1.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.73%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.37%
Total Annual Fund Operating Expenses(3)(4)	1.35%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$705	$978	$1,272	$2,105

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  29  –

Prior Performance for Similar Accounts managed by Sands Capital and DMC or certain of its affiliates*

The bar chart illustrates the variability of returns achieved by Sands Capital and DMC or certain of its affiliates for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Sands Capital Composite	32.65%, 4Q 1998	-23.44%, 3Q 2001
DMC Composite	14.54%, 1Q 2000	-21.54%, 3Q 2001

Average Annual Total Returns for

Similar Accounts managed by Sands Capital and DMC or certain of its affiliates*

(for the periods ended December 31, 2006)

The table compares investment results for accounts managed by Sands Capital and DMC or certain of its affiliates with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Sands Capital Composite
Class A*	-11.93%	2.32%	8.23%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

	One Year	Five Years	Since Inception (1/1/00)
DMC Composite
Class A*	-4.19%	-0.60%	-5.53%

Russell 1000 Growth Index^	9.07%	2.69%	-4.87%
S&P 500 Index^^	15.78%	6.19%	1.12%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser or, in the case of DMC, certain of its affiliates, with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. For DMC, the composite includes portfolios that are registered investment companies whose performance has been calculated gross of fees and adheres to Global Investment Performance Standards. The bar chart is based on Class A expenses. The portfolio management team responsible for the portfolios in the DMC composite changed to the team led by Mr. Van Harte on April 4, 2005. Certain changes were made to the investment policies and strategies of the portfolios in the DMC composite in connection with the changes to the portfolio management team. Sands Capital replaced Janus Capital Management LLC as the Fund’s Sub-Adviser on January 5, 2004. DMC became a co-Sub-Adviser of the Fund on June 6, 2006. The composite performance does not represent the historical performance of the MassMutual Select Aggressive Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  30  –

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MassMutual Select OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 150). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter-Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 34.65% for the quarter ended December 31, 2001 and the lowest quarterly return was -36.34% for the quarter ended September 30, 2001.

–  32  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class A*	0.20%	0.26%	-12.41%
Return After Taxes on Distributions – Class A	0.20%	0.25%	-12.41%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	0.13%	0.22%	-9.83%

NASDAQ 100 Index®^	6.79%	2.18%	-10.83%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index or its use of any data included therein. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.15%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.75%
Total Annual Fund Operating Expenses(3)(4)	1.15%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$919	$1,172	$1,892

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  33  –

MassMutual Select Focused Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. equity securities.

As a “non-diversified” fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” described on page 88.

The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Harris Associates L.P. (“Harris”) seeks out companies that it believes are trading at significant discounts to their underlying value. Harris utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations over $1 billion and which have significant profit potential.

Sell targets are generally set when a stock is first purchased. The Sub-Adviser generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when it is determined that management is no longer a steward of shareholder interests.

Harris intends to invest primarily in U.S. companies, but may invest up to 25% of its portion of the portfolio (valued at the time of investment) in securities of non-U.S. issuers. These may include foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund’s foreign investments, but the Fund does not expect to invest more than 5% of its total assets in securities of issuers based in emerging markets.

Cooke & Bieler, L.P. (“Cooke & Bieler”) invests primarily in the common stocks of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Midcap® Value Index.

Cooke & Bieler seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 23.10% for the quarter ended June 30, 2003 and the lowest quarterly return was -14.34% for the quarter ended September 30, 2002.

–  34  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class A*	12.77%	11.00%	13.51%
Return After Taxes on Distributions – Class A	10.99%	9.86%	12.46%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	10.28%	9.27%	11.60%

Russell 1000® Index^	15.46%	6.82%	1.62%
Russell 2500 Index^^	16.17%	12.19%	9.22%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 1000® Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Index rather than the Russell 2500 Index because the Russell 1000 Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.69%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.36%
Total Annual Fund Operating Expenses(3)(4)	1.30%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$963	$1,247	$2,053

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  35  –

Harris and Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	24.63%, 2Q 2003	-18.37%, 3Q 2002
Cooke & Bieler Composite	20.69%, 2Q 1999	-20.84%, 3Q 2002

Harris and Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class A*	9.21%	7.82%	13.55%

Russell 1000 Index^	15.46%	6.82%	8.64%
Russell 2500 Index^^	16.17%	12.19%	11.26%

			Since Inception (3/1/98)
Cooke & Bieler Composite
Class A*	17.18%	11.76%	13.28%

Russell 1000 Index^	15.46%	6.82%	5.45%
Russell 2500 Index^^	16.17%	12.19%	9.41%
Russell Midcap® Value Index^^^	20.22%	15.88%	11.22%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Focused Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^The Russell 1000 Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^The Russell Midcap® Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  36  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Mid-Cap Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in the stocks of mid-cap companies. “Mid-cap” companies are defined as those with market capitalizations in the range of $500 million to $5 billion at the time of purchase or whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell Midcap® Value Index – as of January 31, 2007, between $1.18 billion and $21.76 billion. The range of capitalization of companies included in the Russell Mid Cap Value Index will fluctuate as market prices increase or decrease. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside these ranges.

The Fund’s Sub-Adviser, Cooke & Bieler, L.P. (“Cooke & Bieler”), seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance

The Fund began operations August 29, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.61%
Total Annual Fund Operating Expenses	1.56%

Less Expense Reimbursement	(.18%)
Net Fund Expenses(3)(4)	1.38%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$707	$1,023

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

–  38  –

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Cooke & Bieler for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 20.67% for the quarter ended June 30, 1999 and the lowest was -20.86% for the quarter ended September 30, 2002.

Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Cooke & Bieler’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (3/1/98)
Cooke & Bieler Composite
Class A*	17.10%	11.68%	13.20%

Russell Midcap® Value Index^	20.22%	15.88%	11.22%

* Performance shown is a composite of all portfolios managed by Cooke & Bieler with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Mid-Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  39  –

MassMutual Select Small Cap Value Equity Fund

Investment Objective

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Value Index — as of January 31, 2007, $3.49 billion. The Fund’s investment strategy is designed to provide a bridge between passive investments and activity managed investments where the Fund’s Sub-Adviser, SSgA Funds Management, Inc. (“SSgA FM”), uses research and analytical modeling to selectively choose securities for investment. SSgA FM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in the Russell 2000 Value Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance

The Fund began operations March 31, 2006, and therefore does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.72%
Total Annual Fund Operating Expenses(3)	1.72%

Less Expense Reimbursement	(.32%	)
Net Fund Expenses(4)(5)	1.40%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$709	$1,056

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the

–  40  –

“Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.40%. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

SSgA FM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by SSgA FM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.24% for the quarter ended June 30, 2003 and the lowest was -20.39% for the quarter ended September 30, 2002.

SSgA FM Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares SSgA FM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (1/1/02)
SSgA FM Composite
Class A*	14.83%	14.63%	14.63%

Russell 2000® Value Index^	23.48%	15.37%	15.37%

* Performance shown is a composite of all portfolios managed by SSgA FM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  41  –

MassMutual Select Small Company Value Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by three Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either Index. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives.

Clover Capital Management, Inc. (“Clover”) invests in stocks of companies that it believes have low valuations relative to the market or to their historical valuation. Quantitative analysis is employed to identify attractive small cap stocks, then fundamental analysis is employed to identify catalysts for beneficial change. Clover invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out of favor with investors.

Reflecting a value approach to investing, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks to purchase the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

EARNEST Partners, LLC (“Earnest Partners”) employs a value based investment style by seeking to identify companies with stocks trading at prices below what it believes are their intrinsic values. Earnest Partners uses a bottom-up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. Earnest Partners utilizes relationships with key analysts and industry perspectives. Earnest Partners uses a statistical approach designed to measure and control the prospect of substantially underperforming the benchmark to seek to limit company specific risk in the Fund’s portfolio. Earnest Partners expects to invest in approximately 60 companies. The portfolio’s sector weightings are a result of, and secondary to, individual stock selections.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

–  42  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 20.12% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.88% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes –Class A*	7.88%	10.65%	10.65%
Return After Taxes on Distributions – Class A	6.83%	10.15%	10.15%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	6.41%	9.21%	9.21%

Russell 2000® Value Index^	23.48%	15.37%	15.16%
Russell 2000 Index^^	18.37%	11.39%	11.15%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Value Index rather than the Russell 2000 Index because the Russell 2000 Value Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.39%
Total Annual Fund Operating Expenses(3)(4)	1.49%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,019	$1,341	$2,252

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

–  43  –

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Clover, T. Rowe Price and Earnest Partners Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Clover Composite	26.40%, 2Q 1999	-22.47%, 3Q 2002
T. Rowe Price Composite	19.73%, 2Q 1999	-19.93%, 3Q 1998
Earnest Partners Composite	24.29%, 2Q 1997	-14.33%, 3Q 2002

Clover, T. Rowe Price and Earnest Partners Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Clover Composite
Class A*	8.78%	8.82%	12.27%

Russell 2000 Value Index^	23.48%	15.37%	13.27%
Russell 2000 Index^^	18.37%	11.39%	9.44%
			Since Inception (4/1/97)
T. Rowe Price Composite
Class A*	8.46%	10.98%	11.66%

Russell 2000 Value Index^	23.48%	15.37%	13.66%
Russell 2000 Index^^	18.37%	11.39%	10.29%
			Ten Years
Earnest Partners Composite
Class A*	2.85%	14.39%	16.62%

Russell 2000 Value Index^	23.48%	15.37%	13.27%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser, or in the case of T. Rowe Price, all discretionary, fee paying portfolios managed by T. Rowe Price, with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  44  –

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MassMutual Select Small Cap Core Equity Fund

Investment Objective

This Fund seeks long-term growth of capital through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small capitalization issuers, including foreign issuers that are traded in the United States. These issuers will have public market capitalizations similar to that of the range of market capitalizations of companies constituting the Russell 2000® Index at the time of investment – as of January 31, 2007, between $33.03 million and $1.04 billion. The range of capitalizations included in the index will fluctuate as market prices increase or decrease. The Fund’s investments are selected by the Fund’s Sub-Adviser, Goldman Sachs Asset Management, L.P. (“GSAM”) , using quantitative techniques to evaluate companies’ fundamental characteristics and seeking to maximize the Fund’s expected return, while maintaining style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks to create a portfolio consisting of companies with similar market capitalizations, but better momentum, profitability, valuation and other fundamental characteristics than the Russell 2000 Index. GSAM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance

The Fund began operations March 31, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	1.00%
Total Annual Fund Operating Expenses(3)	2.00%

Less Expense Reimbursement	(.59%	)
Net Fund Expenses(4)(5)	1.41%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$710	$1,113

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

–  46  –

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.40%. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

GSAM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by GSAM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.23% for the quarter ended June 30, 2003 and the lowest was -22.98% for the quarter ended September 30, 1998.

GSAM Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares GSAM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (9/1/97)
GSAM Composite
Class A*	6.07%	9.61%	7.32%

Russell 2000® Index^	18.37%	11.39%	8.21%

* Performance shown is a composite of all portfolios managed by GSAM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Core Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  47  –

MassMutual Select Mid Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap® Growth Index – as of January 31, 2007, between $597.69 million and $21.76 billion. The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund’s Sub-Adviser, Navellier & Associates, Inc. (“Navellier”) believes it will help protect the Fund from potential losses, or to meet shareholder redemptions. Up to 15% of the Fund’s net assets may be invested in foreign securities traded on the U.S. market.

The Fund is designed to achieve the highest possible returns while minimizing risk. Navellier’s selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Navellier uses an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

Navellier mainly buys stocks of companies which it believes are poised to rise in price. The investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Navellier attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, Navellier uses a proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates. Navellier’s research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning of page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return was 17.70% for the quarter ended December 31, 2001 and the lowest was -27.53% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class A*	-0.60%	3.62%	0.98%
Return After Taxes on Distributions – Class A	-0.62%	3.61%	0.49%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	-0.36%	3.11%	0.56%

Russell MidCap® Growth Index^	10.66%	8.22%	5.09%
Russell 2500 Index^^	16.17%	12.19%	11.11%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

–  48  –

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell Midcap® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell Midcap Growth Index rather than the Russell 2500 Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.36%
Total Annual Fund Operating Expenses(3)(4)	1.31%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$701	$966	$1,252	$2,063

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Navellier Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Navellier for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 46.08% for the quarter ended December 31, 1999 and the lowest was -20.94% for the quarter ended March 31, 2001.

–  49  –

Navellier Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Navellier’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year		Five Years	Ten Years
Navellier Similar Accounts Class A*	-	0.97%	5.85%	12.80%

Russell MidCap Growth Index^		10.66%	8.22%	8.62%
Russell 2500 Index^^		16.17%	12.19%	11.26%

* Navellier’s Similar Account performance is a composite of all portfolios managed by Navellier with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. Navellier replaced Morgan Stanley Investments, LP as the Fund’s Sub-Adviser on May 1, 2002. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  50  –

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MassMutual Select Mid Cap Growth Equity II Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index – as of January 31, 2007, between $597.69 million and $21.76 billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the Fund’s portfolio will be invested using active stock selection and fundamental research. The Fund’s portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

•	A demonstrated ability to consistently increase revenues, earnings, and cash flow;

•	Capable management;

•	Attractive business niches and operate in industries experiencing increasing demand;

•	A sustainable competitive advantage;

•	Proven products or services; or

•	Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of, or demand for, the securities.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 20.68% for the quarter ended December 31, 2001 and the lowest quarterly return was –18.96% for the quarter ended September 30, 2002.

–  52  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/00)
Return Before Taxes – Class A*	0.82%	7.59%	6.23%
Return After Taxes on Distributions – Class A	-0.27%	7.17%	5.92%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	1.93%	6.52%	5.38%

Russell Midcap® Growth Index^	10.66%	8.22%	0.47%
S&P MidCap 400 Index^^	10.31%	10.88%	9.55%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell Midcap® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell Midcap Growth Index rather than the S&P MidCap 400 Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P MidCap 400 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.35%
Total Annual Fund Operating Expenses(3)(4)	1.35%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$705	$978	$1,272	$2,105

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  53  –

T. Rowe Price

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Composite (for Brian Berghuis’ approach)	26.96%, 4Q 1998	-	19.17%, 3Q 2002
T. Rowe Price Composite (for Donald Peters’ approach)	39.70%, 4Q 1999	-	25.27%, 3Q 2001

T. Rowe Price Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Composite (Berghuis) Class A*	0.15%	7.84%	10.60%
T. Rowe Price Composite (Peters) Class A*	2.57%	5.73%	9.32%

Russell Midcap Growth Index^	10.66%	8.22%	8.62%
S&P MidCap 400 Index^^	10.31%	10.88%	13.47%

* Performance shown is from composites of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity II Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  54  –

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MassMutual Select Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000® Index or the S&P Small Cap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

Wellington Management Company, LLP (“Wellington Management”) employs two investment approaches: one used by Kenneth Abrams and one used by Steven Angeli.

Wellington Management’s investment approach used by Mr. Abrams emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies. These companies generally share several common characteristics: financial strength; top market share; significant insider ownership; a high level of focus on core businesses; favorable industry dynamics; and significant potential appreciation over a three year time horizon.

Wellington Management’s investment approach used by Mr. Angeli employs its own proprietary fundamental research and bottom-up stock selection to identify small-capitalization growth companies with significant appreciation potential. This approach looks at both the life-cycle of a company and its fundamental characteristics. Companies whose stocks are purchased for the Fund generally share several common characteristics: sustainable revenue growth; superior market position; positive financial trends; and high quality management.

Both of the investment approaches employed by Wellington Management will generally sell companies from the Fund when: target prices are reached; detailed evaluation suggests that future upside potential is limited; company fundamentals are no longer attractive; superior purchase candidates are identified; or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 15-20%+, pre-tax margins of 20%+, and low-debt capital structure. Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated 3-5 year holding period, and therefore expects this portion of the Fund’s portfolio to typically have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 86.

–  56  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return was 22.56% for the quarter ended December 31, 2001 and the lowest was -24.84% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class A*	2.65%	6.48%	6.91%
Return After Taxes on Distributions – Class A	1.63%	6.26%	6.58%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	3.09%	5.60%	5.92%

Russell 2000® Growth Index^	13.35%	6.93%	3.65%
Russell 2000 Index^^	18.37%	11.39%	9.50%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.82%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.45%
Total Annual Fund Operating Expenses(3)(4)	1.52%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$721	$1,028	$1,356	$2,283

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

–  57  –

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Wellington Management and Waddell & Reed

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite (for Kenneth Abrams’ approach)	35.09%, 4Q 1999	-22.28%, 3Q 2001
Wellington Management Composite (for Steven Angeli’s approach)	42.15%, 4Q 1999	-24.26%, 3Q 2001
Waddell & Reed Composite	44.03%, 4Q 1999	-22.33%, 3Q 2001

Wellington Management and Waddell & Reed Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite (for Kenneth Abrams’ approach) Class A*	8.82%	8.63%	13.81%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

			Since Inception (1/1/98)
Wellington Management Composite (for Steven Angeli’s approach) Class A*	6.38%	8.37%	10.49%

Russell 2000 Growth Index^	13.35%	6.93%	4.02%
Russell 2000 Index^^	18.37%	11.39%	8.09%

			Ten Years
Waddell & Reed Composite Class A*	-3.09%	5.36%	16.71%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-Sub-Adviser of the Fund on December 3, 2001. Each Sub-Adviser’s composite performance does not represent the historical performance of the MassMutual Select Small Cap Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  58  –

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MassMutual Select Small Company Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

In selecting securities, Mazama Capital Management, Inc. (“Mazama”) seeks undiscovered and/or underappreciated companies that have one or all of the following characteristics: strong management team, the ability to attract talented employees, the best or one of the best in their industry, strong financials and financial trends and significant ownership by officers and directors. Mazama utilizes a proprietary Price Performance Model to assist it in identifying securities in which to invest.

Eagle Asset Management, Inc. (“Eagle”) uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring. Securities will be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proved incorrect or if the industry dynamics have negatively changed.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 86.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 29.97% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.05% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes –Class A*	8.34%	4.04%	4.04%
Return After Taxes on Distributions – Class A	7.25%	2.96%	2.96%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	6.80%	2.99%	2.99%

Russell 2000® Growth Index^	13.35%	6.93%	6.67%
Russell 2000 Index^^	18.37%	11.39%	11.15%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy.

–  60  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.45%
Total Annual Fund Operating Expenses(3)(4)	1.55%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,036	$1,371	$2,314

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Mazama and Eagle Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Mazama Composite	41.46%, 4Q 2001	-34.89%, 3Q 2001
Eagle Composite	26.99%, 2Q 1999	-25.79%, 3Q 1998

Mazama and MTB Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Mazama Composite Class A*	3.30%	2.21%	9.29%
Eagle Composite Class A*	13.49%	8.33%	6.85%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  61  –

MassMutual Select Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging growth companies. For this Fund, emerging growth companies are those whose market capitalizations, at the time of purchase, are less than or equal to the capitalization of the company with the largest capitalization in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, $3.82 billion. The identity or capitalization of the company with the largest capitalization in either index will fluctuate as market prices increase or decrease. The Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in either index. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund will generally invest in industry segments experiencing rapid growth and will likely have a portion of its assets in technology and technology-related stocks. The Fund may invest in both domestic and foreign securities. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Delaware Management Company (“DMC”) uses a bottom-up approach to security selection that seeks companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to be leaders, in their respective industries. DMC searches for outstanding performance of individual stocks before considering the impact of economic trends. DMC looks at estimated growth rates, price-to-earnings ratios, market capitalization and cash flows as DMC strives to determine how attractive a company is relative to other companies.

DMC researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors DMC thinks are best for the Fund. Once DMC identifies securities that have attractive characteristics, it further evaluates the company. DMC looks at the capability of the management team, the strength of the company’s position within its industry, the potential for the company to develop new products or markets, how high the company’s return on equity is, and how stringent the company’s financial and accounting polices are.

DMC relies on its own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. DMC’s goal is to select companies that are likely to perform well over an extended time frame.

Insight Capital Research & Management, Inc. (“Insight Capital”) uses a disciplined, three-step process to evaluate the investable domestic universe of actively traded public companies. The process includes quantitative analysis, fundamental analysis, and a stock price performance analysis. Insight Capital’s approach to portfolio construction is based entirely on a “bottom-up” approach. Insight Capital typically invests in a portfolio containing 40-60 stocks.

Insight Capital considers companies that:

•	are rapidly growing Sales and Earnings;

•	show attractive relative risk/return characteristics;

•	have highly defensible competitive advantages;

•	have strong management teams; and

•	have stocks with good relative performance

Insight Capital may sell a security when its performance deteriorates relative to the market. A security may also be sold if the company’s fundamental attractiveness weakens – this may include slowing earnings growth, or a prospective slowing of earnings growth.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 86.

–  62  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 30.28% for the quarter ended December 31, 2001 and the lowest quarterly return was -30.62% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class A*	-0.64%	-0.82%	-7.69%
Return After Taxes on Distributions – Class A	-0.64%	-0.82%	-7.69%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	-0.41%	-0.70%	-6.29%

Russell 2000® Growth Index^	13.35%	6.93%	0.03%
Russell 2000 Index^^	18.37%	11.39%	8.22%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.79%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.42%
Total Annual Fund Operating Expenses(3)(4)	1.46%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$715	$1,010	$1,327	$2,221

–  63  –

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Prior Performance for Similar Accounts managed by Insight Capital and DMC or certain of its affiliates*

The bar chart illustrates the variability of returns achieved by Insight Capital and DMC or certain of its affiliates for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
DMC Composite	27.10%, 4Q 2001	-28.78%, 3Q 2001
Insight Capital Composite	51.54%, 4Q 1999	-30.85%, 4Q 2000

Average Annual Total Returns for Similar Accounts managed by Insight Capital and DMC or certain of its affiliates*

(for the periods ended December 31, 2006)

The table compares investment results for accounts managed by Insight Capital and DMC or certain of its affiliates with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (7/1/00)
DMC Composite
Class A*	2.90%	5.78%	1.68%

Russell 2000 Growth Index^	13.35%	6.93%	-0.43%
Russell 2000 Index^^	18.37%	11.39%	8.05%

			Ten Years
Insight Capital Composite
Class A*	11.86%	14.61%	13.64%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser or, in the case of DMC, certain of its affiliates, with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. For DMC, the composite includes portfolios that are registered investment companies whose performance has been calculated gross of fees and adheres to Global Investment Performance Standards. The bar chart is based on Class A expenses. DMC and Insight Capital replaced RS Investment Management, L.P. as co-sub-advisers of the Fund in July 2006. The composite performance does not represent the historical performance of the MassMutual Select Emerging Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  64  –

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MassMutual Select Diversified International Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), through the investment professionals of its Bernstein unit, to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, AllianceBernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. AllianceBernstein’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend paying capability is the heart of the fundamental value approach. AllianceBernstein’s fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company’s competitive position in a global context.

AllianceBernstein’s staff of company and industry analysts develop earnings estimates and financial models for each company analyzed. AllianceBernstein identifies and quantifies the critical variables that influence a business’s performance and uses this research insight to forecast each company’s long-term prospects and expected returns. As one of the largest multinational investment firms, AllianceBernstein has global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company’s financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Fund’s portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company’s future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. Once AllianceBernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return.

The Fund does not simply purchase the top-ranked securities. Rather, AllianceBernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. AllianceBernstein’s quantitative analysts build valuation and risk models to ensure that the Fund’s portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, AllianceBernstein selects those top-ranked securities that also tend to diversify the Fund’s risk.

A disparity between a company’s current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, AllianceBernstein also analyzes relative return trends (also called “momentum”) so as to better time new purchases and sales of securities.

–  66  –

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts. Currency forward contracts may be purchased, such that net exposure to an individual currency exceeds the underlying stock investments in that country.

A security generally will be sold when it reaches fair value. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements and the Fund may invest in depositary receipts and equity linked notes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 86.

Annual Performance

The Fund began operations December 14, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.90%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.34%
Total Annual Fund Operating Expenses	1.49%

Less Expense Reimbursement	(.07%	)
Net Fund Expenses(3)(4)	1.42%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$711	$1,012

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  67  –

AllianceBernstein

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.63% for the quarter ended June 30, 2003 and the lowest was -18.81% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite
Class A*	23.52%	21.20%	12.65%

			Since Inception (1/1/01)
MSCI® ACWI® ex US^	26.65%	16.42%	9.43%

* Performance shown is a composite of all fee-paying institutional discretionary accounts managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified International Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex US is an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Overseas Fund

Investment Objective

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s two Sub-Advisers, Massachusetts Financial Services Company (MFS®1) and Harris Associates L.P. (“Harris”), are each responsible for a portion of the portfolio, but not necessarily equal weighted. Each focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins and/or capital efficiency. The Sub-Advisers also consider the macroeconomic outlook for various regional economies.

For MFS, a company’s principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in, a country, (b) has its principal securities trading markets in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the Fund’s assets in companies of any size.

MFS uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Harris utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings (after adjusting for cyclical influences) and asset value. A company must be selling at 30% or greater discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 86.

1 MFS® is a registered trademark of Massachusetts Financial Services Company.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 20.58% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.34% for the quarter ended September 30, 2002.

–  70  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes – Class A*	20.06%	12.28%	7.42%
Return After Taxes on Distributions – Class A	18.59%	11.52%	6.78%
Return After Taxes on Distributions and Sale of Fund Shares – Class A	15.01%	10.61%	6.33%

MSCI® EAFE®^	26.34%	14.98%	9.93%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

* Performance for Class A shares of the Fund reflects any applicable sales charge.

^ MSCI® EAFE® is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes but do reflect the initial sales charge.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.36%
Total Annual Fund Operating Expenses(3)	1.61%

Less Expense Reimbursement(4)	(.10%	)
Net Fund Expenses(5)	1.51%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,045	$1,392	$2,368

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of other expenses for Class A of the Fund through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  71  –

Harris and MFS

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, polices and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	25.55%, 2Q 2003	-23.09%, 3Q 2002
MFS	26.35%, 4Q 1999	-16.03%, 3Q 1998

Harris and MFS Average Annual Total Returns

for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class A*	22.49%	15.42%	11.29%

MSCI EAFE^	26.34%	14.98%	7.71%

MFS Composite Class A*	20.17%	14.20%	9.36%

MSCI EAFE^	26.34%	14.98%	7.71%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The bar chart is based on Class A expenses. MFS replaced American Century Global Investment Management, Inc. as one of the Fund’s Sub-Advisers on September 13, 2005. The composite performance does not represent the historical performance of the MassMutual Select Overseas Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  72  –

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MassMutual Select Destination Retirement Funds

MassMutual Select Destination Retirement Income Fund

Investment Objective

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors already in retirement.

•

Assets are allocated among Underlying Funds according to a stable target asset allocation strategy that emphasizes fixed income and money market funds but also includes a smaller allocation to equity funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 86.

MassMutual Select Destination Retirement 2010 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2010.

•	Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2010).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 86.

(1)	Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

–  74  –

MassMutual Select Destination Retirement 2020 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2020.

•	Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2020).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 86.

MassMutual Select Destination Retirement 2030 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2030.

•	Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2030).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 86.

(1)	Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

–  75  –

MassMutual Select Destination Retirement 2040 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2040.

•	Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2040).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 86.

More Principal Investment Strategies and Risks

MassMutual invests each Destination Retirement Fund’s assets in a combination of MassMutual Select Funds and MassMutual Premier Funds(1) (together, “MassMutual Funds”): domestic and international Underlying Funds. The Destination Retirement Funds differ primarily due to their asset allocations among these fund types.

(1)	Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

MassMutual allocates the assets of each Destination Retirement Fund with a target retirement date (Destination Retirement 2010, Destination Retirement 2020, Destination Retirement 2030, and Destination Retirement 2040) among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund’s name refers to the approximate retirement year of the investors for whom the fund’s asset allocation strategy is designed. For example, Destination Retirement 2030, which is designed for investors planning to retire around the year 2030, currently has an aggressive target asset allocation (relative to the other Destination Retirement Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed-income funds. By contrast, Destination Retirement 2010 currently has a more conservative target asset allocation, with less than half of its assets invested in equity funds and the majority of its assets invested in fixed-income and money market funds.

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds.

When the target asset allocation of another Destination Retirement Fund matches Destination Retirement Income’s target asset allocation (approximately five to ten years after the fund’s retirement date), it is expected that the fund will be combined with Destination Retirement Income and the fund’s shareholders will become shareholders of Destination Retirement Income. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the funds is in the best interests of the funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders.

MassMutual intends to manage each Destination Retirement Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for any Destination Retirement

–  76  –

Fund and modify the selection of Underlying Funds for any Destination Retirement Fund from time to time.

The following table contains guidelines designed to help investors select an appropriate Destination Retirement Fund. The guidelines are based on the year in which the investor anticipates his or her retirement to begin and assume a retirement age of 65.

Retirement Year	Fund
Retired before 2006	Destination Retirement Income
2006-2015	Destination Retirement 2010
2016-2025	Destination Retirement 2020
2026-2035	Destination Retirement 2030
2036-2045	Destination Retirement 2040

–  77  –

The following table lists each Destination Retirement Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of March 16, 2007. The table also lists the approximate asset allocation, as of March 16, 2007, to certain Underlying Funds in which a Destination Retirement Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040

Equity	25.1%	37.0%	56.0%	80.0%	97.0%
Domestic Equity
Select Fundamental Value (Wellington)	1.4%	1.8%	4.0%	7.6%	9.9%
Select Large Cap Value (Davis)	0.5%	1.0%	2.2%	4.1%	5.3%
Select Diversified Value (AllianceBernstein)	1.0%	1.0%	2.3%	4.2%	5.5%
Premier Enhanced Index Value (Babson Capital)	2.9%	5.9%	5.8%	4.9%	5.9%
Select Growth Equity (GMO)	3.1%	4.3%	4.2%	6.6%	7.6%
Select Aggressive Growth (Sands Capital/DMC)	1.1%	1.4%	3.0%	6.1%	7.5%
Premier Enhanced Index Growth (Babson Capital)	0.6%	2.6%	3.8%	4.6%	6.0%
Select Mid-Cap Value (Cooke & Bieler)	1.0%	2.1%	4.1%	4.1%	5.1%

International Equity
Select Overseas (Harris/MFS)	2.6%	3.7%	2.6%	8.2%	9.7%
Select Diversified International (AllianceBernstein)	1.2%	1.8%	5.8%	3.9%	4.6%

Fixed Income & Short Term/Money Market	74.9%	63.0%	44.0%	20.0%	3.0%
Premier Core Bond (Babson Capital)	18.0%	16.1%	12.4%	4.4%	0.6%
Premier Diversified Bond (Babson Capital)	14.4%	12.8%	10.0%	4.4%	0.6%
Premier Inflation-Protected Bond (Babson Capital)	19.0%	15.1%	13.1%	8.0%	1.0%
Premier Short-Duration Bond (Babson Capital)	15.0%	11.0%	6.0%	1.0%	0.0%
Premier Money Market (Babson Capital)	5.0%	5.0%	0.0%	0.0%	0.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other underlying MassMutual Funds in which the Destination Retirement Funds currently invest include: Premier Value (OFI Institutional), Select Blue Chip Growth (T. Rowe Price), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Growth Equity (Navellier), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSgA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier International Equity (OFI Institutional) and Premier Strategic Income (OFI Institutional).

–  78  –

The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity and fixed-income funds as of the date of this prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target allocations and underlying investment options and may, at any time, change the target allocations or deem it appropriate to deviate from the target allocations. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

–  79  –

MassMutual Select Destination Retirement Income Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 3.86% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.17% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class A+	-0.91%	2.72%
Return After Taxes on Distributions – Class A+	-1.69%	1.66%
Return After Taxes on Distributions and Sale of Fund Shares – Class A+	0.16%	1.84%

Custom Destination Income Index^	7.71%	6.15%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

MassMutual Select Destination Retirement 2010 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 4.95% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.12% for the quarter ended June 30, 2006.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class A+	0.28%	3.78%
Return After Taxes on Distributions – Class A+	-0.85%	2.82%
Return After Taxes on Distributions and Sale of Fund Shares – Class A+	0.54%	2.74%

Custom Destination 2010 Index^	9.30%	7.30%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

–  80  –

MassMutual Select Destination Retirement 2020 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 6.87% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.77% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class A+	1.53%	5.45%
Return After Taxes on Distributions – Class A+	0.48%	4.54%
Return After Taxes on Distributions and Sale of Fund Shares –Class A+	1.60%	4.27%

Custom Destination 2020 Index^	11.68%	9.03%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

MassMutual Select Destination Retirement 2030 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 9.50% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.52% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class A+	3.39%	7.33%
Return After Taxes on Distributions – Class A+	2.55%	6.71%
Return After Taxes on Distributions and Sale of Fund Shares –Class A+	2.96%	6.09%

Custom Destination 2030 Index^	14.80%	11.26%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

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MassMutual Select Destination Retirement 2040 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class A Shares

During the periods shown above, the highest quarterly return for the Fund was 10.84% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.85% for the quarter ended September 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class A+	4.87%	8.51%
Return After Taxes on Distributions – Class A+	3.99%	7.95%
Return After Taxes on Distributions and Sale of Fund Shares – Class A+	4.24%	7.21%

Custom Destination 2040 Index^	16.94%	12.64%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge.

^ The Custom Destination Income Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Lehman Brothers® Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement Income Fund.

The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2010 Fund.

The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2020 Fund.

The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2030 Fund.

The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2040 Fund.

The MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

The Dow Jones Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual Funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

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Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)

Destination Retirement Income

Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses	.17%
Acquired Fund Fees and Expenses(2)	.65%
Total Annual Fund Operating Expenses(3)(4)	1.12%

Destination Retirement 2010

Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses	.22%
Acquired Fund Fees and Expenses(2)	.69%
Total Annual Fund Operating Expenses(3)(4)	1.21%

Destination Retirement 2020

Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses	.20%
Acquired Fund Fees and Expenses(2)	.74%
Total Annual Fund Operating Expenses(3)(4)	1.24%

Destination Retirement 2030

Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses	.20%
Acquired Fund Fees and Expenses(2)	.84%
Total Annual Fund Operating Expenses(3)(4)	1.34%

Destination Retirement 2040

Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses	.20%
Acquired Fund Fees and Expenses(2)	.88%
Total Annual Fund Operating Expenses(3)(4)	1.38%

Examples

These examples are intended to help you compare the cost of investing in the Destination Retirement Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s net operating expenses, which include the weighted average of the net operating expenses of each of the underlying MassMutual Funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Destination Retirement Income

	1 Year	3 Years	5 Years	10 Years
Class A	$683	$911	$1,156	$1,860

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2010

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,202	$1,957

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

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Destination Retirement 2020

	1 Year	3 Years	5 Years	10 Years
Class A	$694	$946	$1,217	$1,989

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2030

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$975	$1,267	$2,095

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2040

	1 Year	3 Years	5 Years	10 Years
Class A	$707	$987	$1,287	$2,137

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Bond Fund, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Balanced Fund’s Core Bond Segment, the Strategic Balanced Fund, the Diversified Bond Fund and the Destination Retirement Funds are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

Except for the Strategic Bond Fund, all of the Funds are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Bond Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Strategic Bond Fund invests in foreign debt securities and, accordingly, is also subject to increased credit risk because of the difficulties of requiring

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the funds, their investments and the related risks.

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foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•	Management Risk. All the Funds, other than the Indexed Equity Fund and the OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Tracking Error Risk. There are several reasons that the Indexed Equity Fund’s or the OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Bond Fund to the extent that the Fund invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may be subject to liquidity risk.

•

Derivative Risk.  All Funds may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company

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to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•	Non-Diversification Risk. Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Value Equity Fund, the Aggressive Growth Fund and the Focused Value Fund are actively managed non-diversified funds. Each Fund’s Sub-Adviser uses a strategy of limiting the number of companies which the Fund will hold. The OTC 100 Fund also is considered a non-diversified fund. It attempts to satisfy its investment objective of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds, are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts

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(“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies or for the Diversified International Fund to the extent it buys currencies in excess of underlying equities. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Strategic Balanced Fund, Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading

–  89  –

volume. The Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. These Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Diversified International Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Over-the-Counter Risk. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s fee is based.

•	Portfolio Turnover Risk. Changes are made in a Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund’s portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this generally increases tax liability unless shares are held through a tax-deferred or exempt account. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

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Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-Principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk	Portfolio Turn- over Risk

Strategic Bond Fund	X	X	X		X	X	X		X	X	X					X	X

Strategic Balanced Fund	X	X	X		X	X	X		X	X	X	X				X	X

Diversified Value Fund	X	X	X				X		X					X		X

Fundamental Value Fund	X	X	X			X	X		X	X	X			X		X

Large Cap Value Fund	X	X	X				X		X		X			X		X

Value Equity Fund	X	X	X			X	X	X	X	X	X			X		X	X

Indexed Equity Fund	X	X		X			X		X		X		X			X

Core Opportunities Fund	X	X	X				X		X		X		X	X		X

Blue Chip Growth Fund	X	X	X				X		X		X		X			X

Large Cap Growth Fund	X	X	X			X	X		X	X	X		X			X

Growth Equity Fund	X	X	X				X						X			X	X

Aggressive Growth Fund	X	X	X			X	X	X	X	X	X	X	X			X

OTC 100 Fund	X	X		X		X	X	X				X	X		X	X

Focused Value Fund	X	X	X			X	X	X	X			X		X		X

Mid-Cap Value Fund	X	X	X			X	X		X			X		X		X

Small Cap Value Equity Fund	X	X	X			X	X		X		X	X		X		X

Small Company Value Fund	X	X	X			X	X		X		X	X		X		X

Small Cap Core Equity Fund	X	X	X			X	X		X		X	X	X	X		X

Mid Cap Growth Equity Fund	X	X	X			X	X		X		X	X	X			X	X

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Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk	Portfolio Turn- over Risk

Mid Cap Growth Equity II Fund	X	X	X			X	X		X		X	X	X			X

Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X		X	X

Small Company Growth Fund	X	X	X			X	X		X	X	X	X	X			X	X

Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X			X	X

Diversified International Fund	X	X	X			X	X		X	X	X			X		X

Overseas Fund	X	X	X			X	X		X	X	X		X		X	X

Destination Retirement Income Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2010 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2020 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2030 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2040 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Bond Fund; .60% for the Strategic Balanced Fund; .50% for the Diversified Value Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; .70% for the Core Opportunities Fund; ..70% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .68% for the Growth Equity Fund; .73% for the Aggressive Growth Fund; .15% for the OTC 100 Fund; .69% for the Focused Value Fund; .70% for the Mid-Cap Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .75% for the Small Cap Core Equity Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .79% for the Emerging Growth Fund; .90% for the Diversified International Fund; 1.00% for the Overseas Fund; and .05% for each of the Destination Retirement Funds.

A discussion regarding the basis for the board of trustees approving any investment advisory contract of the Funds is available in either the Funds’ semi-annual report to shareholders dated June 30, 2006 or in the Funds’ annual report to shareholders dated December 31, 2006.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee range for Class A shares of the Funds is .1459% to .6244%.

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Bushard, CFA. Ms. Bushard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Bushard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Bushard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Bushard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified Value Fund, the Large Cap Growth Fund and the Diversified International Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA

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Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2006, AllianceBernstein managed approximately $717 billion in assets.

Marilyn G. Fedak

is a portfolio manager of the Diversified Value Fund and the Diversified International Fund, which are managed on a team basis. Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. From 1993 – 2000, Ms. Fedak was Chief Investment Officer for U.S. Value Equities. In 2003, she named John Mahedy, a Senior Vice President, her co-CIO. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak is also a Director of SCB Inc. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000. Early in her career at Bernstein, she played a key role in developing its US Diversified Value service. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983.

John P. Mahedy

is a portfolio manager of the Diversified Value Fund and the Diversified International Fund, which are managed on a team basis. Mr. Mahedy was named Co-CIO – US Value equities in 2003. He continues to serve as director of research – US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services briefly at Morgan Stanley for three years in the early 1990s.

Christopher W. Marx

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Marx is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group.

John D. Phillips, Jr.

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Phillips is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

Jason P. Ley

is a portfolio manager of the Large Cap Growth Fund. Mr. Ley, a Senior Vice President, was also a portfolio manager on the Global/International Large Cap Growth teams from 2002 through September 2004. Prior to joining the US Large Cap Growth team at AllianceBernstein in 2000, Mr. Ley was a senior market analyst for Medtronic Corporation in Minneapolis. In addition, Mr. Ley previously developed and operated a chain of retail stores in southern Arizona for five years.

Stephanie Simon

is a portfolio manager of the Large Cap Growth Fund. Ms. Simon, a Senior Vice President, joined AllianceBernstein in 1998 as a member of the US Large Cap Growth portfolio management team after serving as chief investment officer for Sargent Management Company, a private investment firm in Minneapolis. Previously Ms. Simon was with First American Asset Management, the investment arm of US Bancorp, for four years. Prior to moving to Minneapolis, Ms. Simon was with Citicorp in New York, where she provided corporate finance for media and communications companies for four years.

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Henry S. D’Auria

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Mr. D’Auria, a Chartered Financial Analyst, was named co-CIO – International Value equities in 2003, adding to his responsibilities as CIO – Emerging Markets Value equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research – Small Cap Value equities and director of research – Emerging Markets Value equities. Mr. D’Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry.

Sharon E. Fay

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Ms. Fay, a Chartered Financial Analyst, joined Bernstein in 1990 as a research analyst, following the airline, lodging, trucking and retail industries, and has been Executive Vice President and Chief Investment Officer-Global Value Equities of AllianceBernstein since 2003, overseeing all portfolio management and research activities relating to cross-border and non-US value investment portfolios and chairing the Global Value Investment Policy Group. Until January 2006, Ms. Fay was Co-CIO – European and UK Value Equities. She also serves on AllianceBernstein’s Management Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources.

Kevin F. Simms

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Mr. Simms was named co-CIO – International Value equities in 2003, which he has assumed in addition to his role as director of research – Global and International Value equities, a position he has held since 1999. Between 1998 and 2000, Mr. Simms served as director of research – Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities.

ClearBridge Advisors, LLC (“ClearBridge”), located at 399 Park Avenue, New York, NY 10022, manages a portion of the portfolio of the Strategic Balanced Fund. ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. As of December 31, 2006, ClearBridge had $115.8 billion in assets under management.

John G. Goode and Peter Hable

serve as co-portfolio managers and are responsible for the day-to-day management of a portion of the portfolio of the Strategic Balanced Fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management (“Davis Skaggs”), a division of ClearBridge, and a managing director of ClearBridge. He has 37 years of investment experience. Mr. Hable is the President of Davis Skaggs and a managing director of ClearBridge. He has 23 years of investment experience.

Clover Capital Management, Inc. (“Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. As of December 31, 2006, Clover, founded in 1984, managed approximately $2.6 billion in assets for individuals, employee benefit plans, endowments and foundations.

Lawrence R. Creatura

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, is a specialist in portfolio construction and risk control. Mr. Creatura conducts investment research in real estate related industries and contributes to Clover’s quantitative research work. Prior to joining Clover in 1994, Mr. Creatura spent several years in laser research for medical applications.

Michael E. Jones

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Jones, a Chartered Financial Analyst, is the Chief Executive Officer and a co-founder of Clover. Mr. Jones’ primary role is Director of Investment Strategy, where he oversees Clover’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mr. Jones conducts equity research in the Health Care sector.

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Stephen K. Gutch

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch, a Chartered Financial Analyst, conducts investment research in both the Financial Services and Consumer Discretionary sectors. Prior to joining Clover in 2003, Mr. Gutch worked as an analyst for Continental Advisors, LLC where he co-managed and conducted research for the firm’s financial services hedge fund. Previous to this, he spent five years with Fulcrum Investment Group, LLC in Chicago where he managed their financial services portfolio.

Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, manages the investments of the Mid-Cap Value Fund and a portion of the portfolio of the Focused Value Fund. As of December 31, 2006, Cooke & Bieler had approximately $9.2 billion in assets under management.

Michael M. Meyer

is the co-lead portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Meyer, a Chartered Financial Analyst, began his career at Sterling Capital Management as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst.

James R. Norris

is the co-lead portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Norris spent nearly ten years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Kermit S. Eck

is the portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Eck, a Chartered Financial Analyst, joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst.

Edward W. O’Connor

is the portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. O’Connor, a Chartered Financial Analyst, spent three years at Cambiar Investors in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst.

R. James O’Neil

is the portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. O’Neil, a Chartered Financial Analyst, served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst.

Mehul Trivedi

is the portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Trivedi, a Chartered Financial Analyst, was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Daren C. Heitman

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr, Heitman, a Chartered Financial Analyst, worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. He joined Cooke & Bieler in 2005 where he is currently a portfolio manager.

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Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706 manages the investments of the Large Cap Value Fund. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Aggressive Growth Fund and the Emerging Growth Fund. DMC is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. (“Delaware Investments”). As of December 31, 2006, Delaware Investments had more than $150 billion in assets under management.

Jeffrey S. Van Harte

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Van Harte, a Chartered Financial Analyst, is a Senior Vice President and Chief Investment Officer – Focus Growth Equity. He joined Delaware Investments in April 2005 and is the chief investment officer for the firm’s Focus Growth Equity team responsible for large-cap growth, all-cap growth and one mid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management. Mr. Van Harte has been managing portfolios for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

Christopher J. Bonavico

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Bonavico, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 and is a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

Christopher M. Ericksen

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Ericksen, a Chartered Financial Analyst, is a Vice President, Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Prislin, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

Marshall T. Bassett

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Bassett, a Senior Vice President and Chief Investment Officer – Emerging Growth Equity, joined Delaware Investments in 1997 and leads the firm’s Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and

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strategies. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company.

Steven G. Catricks

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Catricks, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He joined Delaware Investments in 2001 and handles research and analysis in the technology sector for the firm’s Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial from 1999 to 2000, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years.

Barry S. Gladstein

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Gladstein, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He joined Delaware Investments in 1995 and is a portfolio manager in the energy, industrials and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young.

Christopher M. Holland

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Holland, a Vice President and Portfolio Manager, joined Delaware Investments in 2001 and is a portfolio manager in the business services sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year.

Steven T. Lampe

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Lampe, a Certified Public Accountant, is a Vice President and Portfolio Manager. He joined Delaware Investments in 1995 and is a portfolio manager in the business and financial services and healthcare sectors of the firm’s Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms.

Rudy D. Torrijos III

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Torrijos, a Vice President and Portfolio Manager, joined Delaware Investments in July 2005 where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles.

Lori P. Wachs

is a portfolio manager of a portion of the Emerging Growth Fund. Ms. Wachs, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. She joined Delaware Investments in 1992 and is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992.

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Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, manages a portion of the portfolio of the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company. As of December 31, 2006, Eagle managed approximately $13.03 billion in assets.

Bert L. Boksen

is the portfolio manager of a portion of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has over 27 years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen began his investing career as an analyst at Standard and Poor’s.

EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid- and large-cap equity investment products as well as fixed income products. As of December 31, 2006, Earnest Partners advised approximately $25.9 billion in assets.

Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing over $25 billion. In 1993, he developed Return Pattern Recognition®, the investment methodology used to select equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over twenty-five years of investment experience.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, manages the investments of the Value Equity Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. In addition, FMR Co., Inc. (“FMRC”) serves as sub-subadviser for the Fund. FMRC will be primarily responsible for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2006, FMR managed $1,234.0 billion in mutual fund assets.

Ciaran O’Neill

is the portfolio manager of the Value Equity Fund, which he has managed since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001, he has served as a portfolio manager for mutual funds and other accounts. Mr. O’Neill left Fidelity briefly in April of 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May of 2005 as a portfolio manager of mutual funds and separate accounts.

Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, New York, New York 10005, manages the investments of the Small Cap Core Equity Fund. As of December 31, 2006, the Investment Management Division of Goldman, Sachs & Co., which includes GSAM as a business unit, had $664.4 billion in total assets under management (excludes seed capital and assets under supervision). GSAM reported $627.6 billion in total assets under management and/or distribution as of December 31, 2006 (including seed capital and excluding assets under supervision).

Robert C. Jones

is a portfolio manager of the Small Cap Core Equity Fund. Mr. Jones, a Chartered Financial Analyst, is a Managing Director of GSAM and the Chief Investment Officer of the Global Quantitative Equity (“GQE”) Group. He has over 25 years of investment experience and developed the original model and investment process for GQE in the late 1980s and has been responsible for overseeing their continuing development and evolution ever since. Prior to joining GSAM in 1989, Mr. Jones was the Senior Quantitative Analyst in the Investment Research Department and the author of the monthly Stock Selection publication. Before joining Goldman Sachs in 1987, he conducted quantitative research for both a major investment banking firm and an options consulting firm.

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Melissa R. Brown

is a portfolio manager of the Small Cap Core Equity Fund. Ms. Brown, a Chartered Financial Analyst, is a Managing Director of GSAM and a Senior Portfolio Manager of the GQE Group where she is responsible for US and Global portfolios. As a member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown has 24 years of industry experience and joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm’s Investment Policy Committee.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110, manages the investments of the Growth Equity Fund. As of December 31, 2006, GMO had approximately $141 billion in assets under management.

Day-to-day management of the Growth Equity Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division’s team members work collaboratively to manage the Fund’s portfolio. Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio. Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO’s Emerging Markets Division.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investments of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of IXIS Asset Management US Group L.P. (“IXIS US Group”). IXIS US Group is a wholly-owned subsidiary of IXIS Asset Management. Harris managed approximately $68.5 billion in assets as of December 31, 2006.

Robert Levy

is primarily responsible for the day-to-day management of a portion of the Focused Value Fund. Mr. Levy, a Chartered Financial Analyst, is the Chairman and Chief Investment Officer of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Michael J. Mangan

assists Mr. Levy in the day-to-day management of a portion of the Focused Value Fund. Mr. Mangan, a Chartered Financial Analyst and Certified Public Accountant with over 17 years of investment experience, is a partner of Harris and joined the firm in 1997.

David G. Herro

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Chief Investment Officer, International Equities. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Chad M. Clark

is a portfolio manager of a portion of the Overseas Fund. Mr. Clark, a Chartered Financial Analyst, joined Harris as an analyst in 1995. Prior to joining Harris, Mr. Clark worked as a financial analyst for William Blair & Company from 1994-1995.

Insight Capital Research & Management, Inc. (“Insight Capital”), located at 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596, manages a portion of the portfolio of the Emerging Growth Fund. Insight Capital is an employee-owned investment firm. As of December 31, 2006, Insight Capital had approximately $916.44 million in assets under management.

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Lee Molendyk

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Molendyk, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio Team. He is also a member of Insight Capital’s Investment Committee. Prior to joining Insight Capital in 1999, he worked as a Financial Advisor at Morgan Stanley.

Lance Swanson

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Swanson, a Vice President and Portfolio Manager, is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio team. He is also a member of Insight’s Investment Committee. Mr. Swanson first joined Insight in 1996. From late 2000 until early 2002, he worked for Thomas Weisel Partners in San Francisco and then rejoined Insight in 2002.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, manages a portion of the portfolio of the Overseas Fund. MFS had approximately $187 billion in assets under management as of December 31, 2006. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

David R. Mannheim

is a portfolio manager of a portion of the Overseas Fund. Mr. Mannheim, a Senior Vice President of MFS, is a Director of Equity Portfolio Management and serves on MFS’ Investment Management Committee. Mr. Mannheim joined MFS in 1988 as an equity research analyst following non-U.S. securities before becoming a portfolio manager in 1992. Prior to joining MFS, Mr. Mannheim worked as a lending officer for Midatlantic National Bank.

Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, a Senior Vice President of MFS, is a Director of Asian Research. Mr. Smith joined MFS in 1994 as an equity research analyst following European securities before becoming a portfolio manager in 2001. Prior to joining MFS, Mr. Smith was a Senior Consultant for Andersen Consulting.

Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258, manages a portion of the portfolio of the Small Company Growth Fund. The firm focuses solely on small cap investing and has managed small cap portfolios since 1993. As of December 31, 2006, Mazama had approximately $7.3 billion in assets under management.

Ronald A. Sauer

is the senior portfolio manager of a portion of the Small Company Growth Fund. Mr. Sauer has been the President of Mazama and a Senior Portfolio Manager since 1997. Previously, Mr. Sauer was the President and Director of Research of Black & Company, Inc. from 1983 to 1997 and managed the small cap growth product that Mazama purchased from 1993-1997.

Stephen C. Brink

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Brink, a Senior Vice President of Mazama and a Chartered Financial Analyst, joined Mazama in 1997. Previously, Mr. Brink was the Chief Investment Officer of U.S. Trust Company of the Pacific Northwest, where he worked from 1984 to 1997.

Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501 manages the investments of the Mid Cap Growth Equity Fund. Navellier was organized in 1987 and, as of December 31, 2006, managed approximately $4.89 billion in investor funds, including other mutual funds. Navellier is owned and controlled by its sole shareholder, Louis G. Navellier.

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Michael Borgen

is the portfolio manager primarily responsible for the day-to-day management of the Mid Cap Growth Equity Fund. He has 12 years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. In addition, Mr. Borgen conducts ongoing research enhancements of Navellier’s quantitative investment process and works on product development.

Louis G. Navellier

is the Chairman and CEO of Navellier. He sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Fund’s portfolio management activities. Mr. Navellier refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Fund. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, IL 60603, manages the investments of the Indexed Equity Fund and the OTC 100 Fund. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

Brent Reeder

is primarily responsible for the day-to-day management of the Indexed Equity Fund and the OTC 100 Fund. Mr. Reeder is a Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

Sands Capital Management, LLC (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209, manages a portion of the portfolio the investments of the Aggressive Growth Fund. As of December 31, 2006, Sands Capital had approximately $19.63 billion in assets under management.

Frank M. Sands, Sr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Sr., Chairman, CEO, and co-founder of Sands Capital, has been the portfolio manager for Sands Capital’s large capitalization growth stock strategy since the firm was formed in 1992. He has 37 years of investment management experience and is a Chartered Financial Analyst.

David E. Levanson

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Levanson, Senior Portfolio Manager and Director of U.S. Mutual Funds, re-joined Sands Capital in September 2002. Before re-joining the firm, Mr. Levanson was a Research Analyst for MFS Investment Management. Mr. Levanson is a Chartered Financial Analyst.

Frank M. Sands, Jr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Jr., President, Director of Research, and Senior Portfolio Manager, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands, Jr. is a Chartered Financial Analyst.

A. Michael Sramek

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sramek, Portfolio Manager and Research Analyst, has been with Sands Capital since April 2001. Before joining Sands Capital, he was a Research Analyst with Mastrapasqua & Associates and previously an Associate in Plan Sponsor Services with BARRA/RogersCasey from 1995 to 1998. Mr. Sramek is a Chartered Financial Analyst.

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SSgA Funds Management, Inc. (“SSgA FM”), located at One Lincoln Street, 33rd Floor, Boston, Massachusetts 02111, manages the investments of the Small Cap Value Equity Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisors Act of 1940 and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2006, SSgA FM had over $123.4 billion in assets under management. This strategy is managed by the SSgA Global Enhanced Equity Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the strategy:

Ric Thomas

is a Principal of State Street Global Advisors and SSgA FM where he is a Deputy Department Head in the Enhanced Equity Group. Mr. Thomas, a Chartered Financial Analyst, focuses on managing both large-cap and small-cap strategies, as well as providing research on SSgA’s stock-ranking models. Prior to joining SSgA in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, he was an assistant economist at the Federal Reserve Bank of Kansas City where he operated the Bank’s econometric forecasting model and reported to the senior staff on national economic conditions. Mr. Thomas has been working in the investment management field since 1990.

Chuck Martin

is a Principal of State Street Global Advisors and SSgA FM. Mr. Martin, a Chartered Financial Analyst, is a portfolio manager in the firm’s Global Enhanced Equities group. He provides research and portfolio management support for multiple investment strategies. Prior to joining SSgA, Mr. Martin was an equity analyst at SunTrust Equitable Securities where he covered technology companies. He has also held various positions at Scudder and Putnam Investments. Mr. Martin has worked in the investment industry since 1993.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2006, T. Rowe Price had approximately $334.7 billion in assets under management.

Larry J. Puglia

is the portfolio manager for the Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Brian W.H. Berghuis

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

Donald J. Peters

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Peters, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is also a portfolio manager for major institutional relationships with T. Rowe Price’s structured active and tax-efficient strategies, including the T. Rowe Price Tax-Efficient Balanced, Growth, and Multi-Cap Funds. Mr. Peters is a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1993.

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Preston G. Athey

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114, manages the investments of the Core Opportunities Fund. Victory, a New York corporation registered as an investment adviser with the SEC, is a second-tier subsidiary of KeyCorp. As of December 31, 2006, Victory and its affiliates managed approximately $60.9 billion of assets for individual and institutional clients.

Lawrence G. Babin

is the lead portfolio manager of the Core Opportunities Fund. Mr. Babin, a Chartered Financial Analyst Charter Holder, is a Chief Investment Officer and Senior Managing Director of Victory and has been with Victory or an affiliate since 1982.

Paul D. Danes

is the portfolio manager of the Core Opportunities Fund. Mr. Danes is a Senior Portfolio Manager and Managing Director of Victory and has been associated with Victory or an affiliate since 1987.

Carolyn M. Rains

is the associate portfolio manager of the Core Opportunities Fund. Ms. Rains is a Portfolio Manager and a Managing Director of Victory and has been with Victory or an affiliate since 1998.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2006, Waddell & Reed had more than $47 billion in assets under management.

Mark G. Seferovich

is responsible, along with Mr. McQuade, for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and assistant portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. McQuade is also portfolio manager of the Waddell & Reed Target Small Cap Growth Portfolio and assistant portfolio manager of Waddell & Reed’s small cap style. He joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

John R. Ryan

has served as portfolio manager of the Fundamental Value Fund since 2001. Mr. Ryan, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1981.

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Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Mario E. Abularach

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.

Stephen C. Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.

Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101, manages the investments of the Strategic Bond Fund and a portion of the portfolio of the Strategic Balanced Fund. Western Asset, which concentrates exclusively on fixed-income investments, is a wholly-owned subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. As of December 31, 2006, Western Asset managed $574.6 billion in total fixed-income assets. Western Asset’s fixed-income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. The investment responsibilities of each sector team are distinct, yet success is derived from the constant interaction that unites the specialty groups into a cohesive whole. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. As of December 31, 2006, this team consisted of 139 professionals, led by:

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 29 years of industry experience, 16 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 25 years of industry experience, 15 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

Carl L. Eichstaedt

is also a portfolio manager of the Funds. Mr. Eichstaedt has 20 years of industry experience, 12 of them with the Firm. Previously, he worked as a portfolio manager at Harris Investment Management and Pacific Investment Management Company.

Edward A. Moody

is also a portfolio manager of the Funds. Mr. Moody has 30 years of industry experience, 21 of them with the Firm. Previously, he worked as a portfolio manager at the National Bank of Detroit.

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Mark S. Lindbloom

is also a portfolio manager of the Funds. Mr. Lindbloom has 28 years of industry experience, 1 of them with the Firm. Previously, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.

Western Asset Management Company Limited (“WAML”), a United Kingdom corporation, is located at 10 Exchange Square, London, UK EC2A 2EN. WAML manages the non-U.S. dollar denominated investments of the Strategic Bond Fund and of the portion of the portfolio of the Strategic Balanced Fund managed by Western Asset. WAML provides investment advice to mutual funds and other entities and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2006 WAML managed approximately $91.3 billion in assets and had 25 investment professionals.

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 29 years of industry experience, 16 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 25 years of industry experience, 15 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The Indexed Equity Fund also offers a sixth Class of shares (Class Z). The shares offered by this Prospectus are Class A shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of Class A, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

Class A shares may be purchased by the following Eligible Purchasers:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;

•	Individual retirement accounts described in Code Section 408; and

•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if the Distributor or Adviser, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A shares. There is no minimum plan or institutional investor size to purchase Class A shares.

Class A shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. The Funds have adopted Rule 12b-1 Plans for Class A shares of the Funds. Under the Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets

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attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses.

Compensation under the Class A Rule 12b-1 Plans for service fees will be paid to MassMutual, through MML Distributors, LLC (the “Distributor”), and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class A shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class A shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class A shares will be based on criteria established by MassMutual. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class A shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing in the Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Diversified International Fund or the Overseas Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Diversified International Fund or the Overseas Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000- $249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000- $499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000- $999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Select Funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% or .50% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on

–  110  –

the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A Contingent Deferred Sales Charges

The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

–  111  –

•	Redemptions of Class A shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

Determining Net Asset Value

The Trust calculates the Net Asset Value NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of each Destination Retirement Fund consist primarily of shares of the underlying MassMutual Funds, which are valued at their respective NAVs.

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect

–  112  –

and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Diversified International Fund and the Overseas Fund, however, generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Each of the Diversified International Fund and the Overseas Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders of these funds may be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

–  113  –

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a

“U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

–  114  –

Investment Performance

Similar account performance for some of the Sub-Advisers is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Fund managed by the Sub-Adviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds. In addition, for all of the Sub-Advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

–  115  –

The following chart summarizes the composite performance of each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Funds. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Funds’ Class A shares.

Sub-Adviser/Fund	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06
Western Asset Management Company/	-0.09%	2.67%	5.09%	6.32%
Strategic Bond Fund

ClearBridge Advisors, LLC/	10.36%	7.11%	4.11%	8.24%
Strategic Balanced Fund

Western Asset Management Company/	-1.38%	2.09%	4.54%	5.79%
Strategic Balanced Fund

AllianceBernstein L.P./	14.51%	11.29%	9.22%	N/A
Diversified Value Fund

Wellington Management Company, LLP/	14.12%	10.46%	5.98%	9.26%
Fundamental Value Fund

Davis Selected Advisers, L.P./	8.11%	9.95%	7.59%	9.68%
Large Cap Value Fund

Victory Capital Management Inc./
Core Opportunities Fund	6.96%	8.78%	6.01%	10.02%

T. Rowe Price Associates, Inc./
Blue Chip Growth Fund	2.97%	5.72%	2.84%	6.39%

AllianceBernstein L.P./
Large Cap Growth Fund	-5.75%	4.82%	-0.45%	5.87%

Grantham, Mayo, Van Otterloo & Co. LLC/
Growth Equity Fund	-4.25%	1.04%	0.06%	5.12%

Sands Capital Management, LLC/
Aggressive Growth Fund	-11.93%	4.93%	2.32%	8.23%

Delaware Management Company/
Aggressive Growth Fund	-4.19%	3.86%	-0.60%	N/A

Harris Associates L.P./
Focused Value Fund	9.21%	7.08%	7.82%	13.55%

Cooke & Bieler, L.P./
Focused Value Fund	17.18%	11.17%	11.76%	N/A

Cooke & Bieler, L.P./
Mid-Cap Value Fund	17.10%	11.09%	11.68%	N/A

Sub-Adviser/Fund	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06
SSgA Funds Management, Inc./
Small Cap Value Equity Fund	14.83%	14.73%	14.63%	N/A

Clover Capital Management, Inc./
Small Company Value Fund	8.78%	10.27%	8.82%	12.27%

T. Rowe Price Associates, Inc./
Small Company Value Fund	8.46%	13.05%	10.98%	N/A

EARNEST Partners, LLC/
Small Company Value Fund	2.85%	11.99%	14.39%	16.62%

Goldman Sachs Asset Management, L.P./
Small Cap Core Equity Fund	6.07%	9.07%	9.61%	N/A

Navellier & Associates, Inc./
Mid Cap Growth Equity Fund	-0.97%	9.09%	5.85%	12.80%

T. Rowe Price Associates, Inc./
(Brian Berghuis’ approach)
Mid Cap Growth Equity II Fund	0.15%	10.58%	7.84%	10.60%

T. Rowe Price Associates, Inc./
(Donald Peters’ approach)
Mid Cap Growth Equity II Fund	2.57%	8.37%	5.73%	9.32%

Waddell & Reed Investment Management Company/
Small Cap Growth Equity Fund	-3.09%	7.26%	5.36%	16.71%

Wellington Management Company, LLP/
(Kenneth Abrams’ approach)
Small Cap Growth Equity Fund	8.82%	9.93%	8.63%	13.81%

Wellington Management Company, LLP/
(Steven Angeli’s approach)
Small Cap Growth Equity Fund	6.38%	11.66%	8.37%	N/A

Eagle Asset Management, Inc./
Small Company Growth Fund	13.49%	11.21%	8.33%	6.85%

Mazama Capital Management, Inc./
Small Company Growth Fund	3.30%	1.50%	2.21%	9.29%

Delaware Management Company/
Emerging Growth Fund	2.90%	5.58%	5.78%	N/A

Insight Capital Research & Management, Inc./
Emerging Growth Fund	11.86%	11.53%	14.61%	13.64%

AllianceBernstein L.P./
Diversified International Fund	23.52%	23.21%	21.20%	N/A

Harris Associates L.P./
Overseas Fund	22.49%	17.78%	15.42%	11.29%

Massachusetts Financial Services Company/
Overseas Fund	20.17%	16.86%	14.20%	9.36%

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL SELECT STRATEGIC BOND FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$9.97		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.43	***	0.33	***	-
Net realized and unrealized gain (loss) on investments	(0.03)		(0.19)		-

Total income from investment operations	0.40		0.14		-

Less distributions to shareholders:
From net investment income	(0.38)		(0.17)		-

Net asset value, end of year	$9.99		$9.97		$10.00

Total Return(a)	3.99%	(b)	1.37%	(b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$39,420		$20,689		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.21%		-	‡
After expense waiver	0.96%	#	1.00%	#	N/A	‡
Net investment income (loss) to average daily net assets	4.28%		3.25%		0.00%	‡
Portfolio turnover rate	162%		566%		N/A

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.
+	The Fund commenced operations on December 31, 2004.
‡	Amounts are de minimus due to the short period of operations.

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MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.56		$10.45		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24	***	0.15	***	0.11	***	-
Net realized and unrealized gain (loss) on investments	0.97		0.20		0.42		-

Total income from investment operations	1.21		0.35		0.53		-

Less distributions to shareholders:
From net investment income	(0.24)		(0.18)		(0.08)		-
From net realized gains	(0.11)		(0.06)		-		-

Total distributions	(0.35)		(0.24)		(0.08)		-

Net asset value, end of year	$11.42		$10.56		$10.45		$10.00

Total Return(a)	11.54%	(b)	3.33%	(b)	5.34%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$32,130		$26,267		$32,987		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.23%		1.24%		-	‡
After expense waiver	1.21%	#	1.21%	#	1.21%	(c)#	-	‡
Net investment income (loss) to average daily net assets	2.16%		1.40%		1.10%		-	‡
Portfolio turnover rate	85%		211%		129%		N/A

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the years presented if it reflected these charges.
(c)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

	Class A
	Year ended 12/31/06	Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of year	$11.26	$10.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20 ***	0.14 ***	0.04	***
Net realized and unrealized gain (loss) on investments	2.20	0.54	0.94

Total income from investment operations	2.40	0.68	0.98

Less distributions to shareholders:
From net investment income	(0.17)	(0.12)	(0.04)
From net realized gains	(0.41)	(0.23)	(0.01)

Total distributions	(0.58)	(0.35)	(0.05)

Net asset value, end of year	$13.08	$11.26	$10.93

Total Return(a)	21.41% (b)	6.23% (b)	9.83%	**(b)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$82,361	$29,953	$4,998
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%	1.09%	1.15%	*
After expense waiver	N/A	N/A	1.09%	*#
Net investment income (loss) to average daily net assets	1.58%	1.27%	1.99%	*
Portfolio turnover rate	15%	16%	5%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average share method.
†	For the period October 15, 2004 (commencement of operations) through December 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expense of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total return excludes a front end sales charge and would be lower for the period presented if they reflected these charges.

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MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class A
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.14	$10.75	$10.01		$7.79		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11 ***	0.11 ***	0.10	***	0.10	***	0.08	***
Net realized and unrealized gain (loss) on investments	2.16	0.65	0.84		2.19		(2.25)

Total income (loss) from investment operations	2.27	0.76	0.94		2.29		(2.17)

Less distributions to shareholders:
From net investment income	(0.11)	(0.11)	(0.09)		(0.07)		(0.04)
From net realized gains	(1.02)	(0.26)	(0.11)		-		-

Total distributions	(1.13)	(0.37)	(0.20)		(0.07)		(0.04)

Net asset value, end of year	$12.28	$11.14	$10.75		$10.01		$7.79

Total Return(a)	20.54% (c)	7.08% (c)	9.34%	(c)	29.43%		(21.67)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$310,438	$252,362	$214,886		$129,552		$37,973
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%	1.23%	1.23%		1.24%		1.27%
After expense waiver	N/A	N/A	1.22%	(b)#	1.22%	(b)#	1.20%	(b)#
Net investment income (loss) to average daily net assets	0.92%	0.97%	0.96%		1.18%		1.00%
Portfolio turnover rate	43%	33%	31%		28%		38%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

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MASSMUTUAL SELECT VALUE EQUITY FUND

	Class A
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.49	$10.48	$9.55		$7.66		$9.34

Income (loss) from investment operations:
Net investment income (loss)	0.07 ***	0.04 ***	0.07	***	0.08	***	0.07 ***
Net realized and unrealized gain (loss) on investments	1.25	1.02	1.16		1.91		(1.68)

Total income (loss) from investment operations	1.32	1.06	1.23		1.99		(1.61)

Less distributions to shareholders:
From net investment income	(0.06)	(0.04)	(0.07)		(0.10)		(0.07)
From net realized gains	(1.68)	(1.01)	(0.23)		-		-

Total distributions	(1.74)	(1.05)	(0.30)		(0.10)		(0.07)

Net asset value, end of year	$10.07	$10.49	$10.48		$9.55		$7.66

Total Return(a)	12.83% (c)	10.16% (c)	12.91%	(c)	25.96%		(17.28)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$28,143	$28,829	$25,523		$21,341		$15,852
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%	1.30%	1.33%		1.29%		1.30%
After expense waiver	N/A	N/A	1.29%	(b)#	1.27%	(b)#	1.29% #
Net investment income (loss) to average daily net assets	0.65%	0.36%	0.69%		0.99%		0.79%
Portfolio turnover rate	177%	94%	161%		66%		105%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  121  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.28		$10.39		$9.35		$7.24		$8.74

Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.05	***	0.04	***	0.04	***	0.02	***
Net realized and unrealized gain (loss) on investments	1.56		0.89		1.04		2.10		(1.49)

Total income (loss) from investment operations	1.60		0.94		1.08		2.14		(1.47)

Less distributions to shareholders:
From net investment income	(0.04)		(0.05)		(0.04)		(0.03)		(0.03)

Net asset value, end of year	$12.84		$11.28		$10.39		$9.35		$7.24

Total Return(a)	14.21%	(c)	9.05%	(c)	11.55%	(c)	29.61%		(16.86)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$401,790		$354,647		$266,753		$153,918		$92,001
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.25%		1.25%		1.25%		1.24%
After expense waiver	N/A		N/A		1.25%	(b)#	1.24%	(b)#	1.23%	(b)#
Net investment income (loss) to average daily net assets	0.37%		0.44%		0.41%		0.45%		0.29%
Portfolio turnover rate	18%		7%		3%		7%		25%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  122  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$11.47		$11.12		$10.23		$8.09	$10.55

Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.13	***	0.13	***	0.08 ***	0.07 ***
Net realized and unrealized gain (loss) on investments	1.55		0.33		0.89		2.14	(2.47)

Total income (loss) from investment operations	1.71		0.46		1.02		2.22	(2.40)

Less distributions to shareholders:
From net investment income	(0.15)		(0.11)		(0.13)		(0.08)	(0.06)
Tax return of capital	(0.00	)†	-		-		-	-

Total distribution	(0.15)		(0.11)		(0.13)		(0.08)	(0.06)

Net asset value, end of year	$13.03		$11.47		$11.12		$10.23	$8.09

Total Return(a)	14.95%	(b)	4.17%	(b)	10.01%	(b)	27.49%	(22.74)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$297,468		$271,778		$275,920		$160,470	$70,695
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.85%		0.85%		0.85%	0.85%
After expense waiver	0.67%	#	0.75%	#	0.78%	#	N/A	N/A
Net investment income (loss) to average daily net assets	1.30%		1.13%		1.32%		0.94%	0.78%
Portfolio turnover rate	4%		6%		3%		2%	5%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.
†	Tax return of capital is less than $0.01 per share.

–  123  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

	Class A
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	0.74

Total income from investment operations	0.75

Less distributions to shareholders:
From net investment income	(0.01)
From net realized gains	(0.02)

Total distributions	(0.03)

Net asset value, end of period	$10.72

Total Return(a)	7.55%	(b)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$9,179
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%	*
After expense waiver	1.35%	*#
Net investment income (loss) to average daily net assets	0.13%	*
Portfolio turnover rate	79%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge for Class A and would be lower for the period presented if it reflected these charges.

–  124  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.01		$8.74		$8.33		$6.72		$9.07

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.02	)***	0.03	***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.75		0.29		0.41		1.63		(2.34)

Total income (loss) from investment operations	0.74		0.27		0.44		1.62		(2.35)

Less distributions to shareholders:
From net investment income	-		-		(0.03)		(0.01)		(0.00	)††

Net asset value, end of year	$9.75		$9.01		$8.74		$8.33		$6.72

Total Return(a)	8.21%	(c)	3.09%	(c)	5.32%	(c)	24.09%		(25.91)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$39,055		$36,742		$37,377		$26,955		$4,914
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.39%		1.38%		1.39%		1.38%
After expense waiver	1.31%	#	N/A		1.38%	(b)#	1.38%	(b)#	1.38%	#
Net investment income (loss) to average daily net assets	(0.12)%		(0.20)%		0.37%		(0.13)%		(0.20)%
Portfolio turnover rate	98%		28%		22%		23%		30%

***	Per share amount calculated on the average shares method.
††	Distributions from net investment income is less than $0.01 per share.
†††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  125  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.29		$9.03		$8.48		$6.97		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.06	)***	(0.02	)***	(0.03	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.05		1.32		0.57		1.54		(2.99)

Total income (loss) from investment operations	0.00		1.26		0.55		1.51		(3.03)

Less distributions to shareholders:
From net realized gains	(0.41)		-		-		-		-

Net asset value, end of year	$9.88		$10.29		$9.03		$8.48		$6.97

Total Return(a)	(0.02)%	(c)	13.95%	(c)	6.49%	(c)	21.66%		(30.30)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$8,278		$3,452		$1,997		$1,374		$826
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.38%		1.37%		1.34%		1.40%
After expense waiver	N/A		1.35%	#	1.25%	(b)#	1.25%	(b)#	1.22%	(b)#
Net investment income (loss) to average daily net assets	(0.55)%		(0.65)%		(0.20)%		(0.34)%		(0.48)%
Portfolio turnover rate	98%		83%		68%		47%		56%

***	Per share amount calculated on the average shares method.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  126  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$8.00		$7.74		$7.40		$6.04		$8.39

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.00	***††	0.00	***††	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.11		0.26		0.34		1.38		(2.32)

Total income from investment operations	0.12		0.26		0.34		1.36		(2.35)

Less distributions to shareholders:
From net investment income	(0.00	)†††	(0.00	)†††	(0.00	)†††	-		-

Net asset value, end of year	$8.12		$8.00		$7.74		$7.40		$6.04

Total Return(a)	1.51%	(c)	3.39%	(c)	4.60%	(c)	22.52%		(28.01)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$119,863		$229,120		$224,998		$206,097		$79,267
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.25%		1.26%		1.26%		1.26%
After expense waiver	N/A		N/A		1.24%	(b)#	1.18%	(b)#	1.22%	(b)#
Net investment income (loss) to average daily net assets	0.11%		0.05%		0.01%		(0.31)%		(.41)%
Portfolio turnover rate	114%		92%		181%		260%		224%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income (loss) is less than $0.01 per share.
†††	Distribution from net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

–  127  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.47		$5.89		$4.96		$3.80		$5.28

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	(0.06	)***	(0.04	)***	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(0.35)		0.64		0.97		1.18		(1.46)

Total income (loss) from investment operations	(0.41)		0.58		0.93		1.16		(1.48)

Net asset value, end of year	$6.06		$6.47		$5.89		$4.96		$3.80

Total Return(a)	(6.34)%	(c)	9.85%	(c)	18.75%	(c)	30.53%		(28.03)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$114,139		$137,756		$117,232		$65,012		$37,203
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.35%		1.36%		1.37%		1.37%
After expense waiver	1.33%	#	1.27%	#	1.30%	(b)#	1.33%	(b)#	1.34%	(b)#
Net investment income (loss) to average daily net assets	(1.01)%		(1.02)%		(0.67)%		(0.56)%		(0.56)%
Portfolio turnover rate	49%		24%		85%		93%		112%

***	Per share amount calculated on the average shares method.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

–  128  –

MASSMUTUAL SELECT OTC 100 FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$4.12		$4.09		$3.74		$2.53		$4.08

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.02	)***	0.00	***†	(0.03	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.27		0.05		0.35		1.24		(1.52)

Total income (loss) from investment operations	0.25		0.03		0.35		1.21		(1.55)

Less distributions to shareholders:
From net investment income	-		-		(0.00	)†	-		-

Net asset value, end of year	$4.37		$4.12		$4.09		$3.74		$2.53

Total Return(a)	6.31%	(b)	0.73%	(b)	9.47%	(b)	47.83%		(37.99)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$21,627		$26,216		$32,176		$30,349		$11,644
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.11%		1.12%		1.17%		1.18%
After expense waiver	N/A		N/A		N/A		1.12%	#	1.04%	#
Net investment income (loss) to average daily net assets	(0.50)%		(0.50)%		0.12%		(0.86)%		(0.90)%
Portfolio turnover rate	7%		17%		30%		66%		65%

***	Per share amount calculated on the average shares method.
†	Net investment income and distributions from net investment income are less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  129  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

	Class A
	Year ended 12/31/06	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$16.70	$17.78		$16.92		$11.94		$13.41

Income (loss) from investment operations:
Net investment income (loss)	0.25 ***	(0.00	)***†	(0.07	)***	(0.06	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	3.02	0.53		1.96		5.45		(1.33)

Total income (loss) from investment operations	3.27	0.53		1.89		5.39		(1.37)

Less distributions to shareholders:
From net investment income	(0.26)	(0.01)		-		(0.00	)†	-
From net realized gains	(1.63)	(1.60)		(1.03)		(0.41)		(0.10)

Total distributions	(1.89)	(1.61)		(1.03)		(0.41)		(0.10)

Net asset value, end of year	$18.08	$16.70		$17.78		$16.92		$11.94

Total Return(a)	19.65% (c)	2.98%	(c)	11.33%	(c)	45.13%		(10.18)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$275,925	$252,047		$228,871		$158,981		$54,319
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%	1.30%		1.30%		1.30%		1.30%
After expense waiver	N/A	N/A		1.28%	(b)#	1.29%	(b)#	1.30%	(b)#
Net investment income (loss) to average daily net assets	1.39%	(0.01)%		(0.40)%		(0.40)%		(0.33)%
Portfolio turnover rate	36%	31%		32%		31%		78%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and distributions from net investment income are less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  130  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

	Class A
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	***
Net realized and unrealized gain (loss) on investments	1.41

Total income from investment operations	1.43

Less distributions to shareholders:
From net investment income	(0.02)
From net realized gains	(0.01)

Total distributions	(0.03)

Net asset value, end of period	$11.40

Total Return(a)	14.27%	(b)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$497
Ratio of expenses to average daily net assets:
Before expense waiver	2.02%	*
After expense waiver	1.38%	*#
Net investment income (loss) to average daily net assets	0.45%	*
Portfolio turnover rate	7%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge for Class A and would be lower for the period presented if it reflected these charges.

–  131  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

	Class A
	Period ended 12/31/06†
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	***
Net realized and unrealized gain (loss) on investments	0.84

Total income from investment operations	0.94

Less distributions to shareholders:
From net investment income	(0.04)

Net asset value, end of period	$10.90

Total Return(a)	9.32%	(b)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,653
Ratio of expenses to average daily net assets:
Before expense waiver	1.72%	*
After expense waiver	1.40%	*#
Net investment income (loss) to average daily net assets	1.23%	*
Portfolio turnover rate	63%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
†	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge for Class A and would be lower for the period presented if it reflected these charges.

–  132  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.28		$14.28		$11.96		$8.66		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.03	)***	0.00	***††	0.02	***	0.05	***
Net realized and unrealized gain (loss) on investments	2.07		0.68		2.65		3.31		(1.37)

Total income (loss) from investment operations	2.04		0.65		2.65		3.33		(1.32)

Less distributions to shareholders:
From net investment income	-		-		-		(0.01)		(0.02)
From net realized gains	(1.00)		(0.65)		(0.33)		(0.02)		-

Total distributions	(1.00)		(0.65)		(0.33)		(0.03)		(0.02)

Net asset value, end of year	$15.32		$14.28		$14.28		$11.96		$8.66

Total Return(a)	14.46%	(c)	4.56%	(c)	22.30%	(c)	38.66%		(13.27)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$174,732		$136,675		$115,807		$44,754		$8,602
Ratio of expenses to average daily net assets:
Before expense waiver	1.49%		1.49%		1.49%		1.51%		1.64%
After expense waiver	N/A		N/A		1.44%	(b)#	1.41%	(b)#	1.37%	(b)#
Net investment income (loss) to average daily net assets	(0.18)%		(0.24)%		(0.02)%		0.17%		0.52%
Portfolio turnover rate	50%		56%		36%		58%		69%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  133  –

MASSMUTUAL SELECT SMALL CAP CORE EQUITY FUND

	Class A
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	***
Net realized and unrealized gain (loss) on investments	0.32

Total income from investment operations	0.34

Less distributions to shareholders:
From net investment income	(0.01)

Net asset value, end of period	$10.33

Total Return(a)	3.37%	(b)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$792
Ratio of expenses to average daily net assets:
Before expense waiver	1.99%	*
After expense waiver	1.40%	*#
Net investment income (loss) to average daily net assets	0.23%	*
Portfolio turnover rate	99%	**

*	Annualized.
**	Percentage represents the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge for Class A and would be lower for the period presented if it reflected these charges.

–  134  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.82		$8.74		$7.64		$5.87		$8.18

Income (loss) from investment operations:
Net investment income (loss)	0.02	***	(0.05	)***	(0.05	)***	(0.05	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	0.53		1.13		1.15		1.82		(2.25)

Total income (loss) from investment operations	0.55		1.08		1.10		1.77		(2.31)

Less distributions to shareholders:
From net investment income	(0.02)		-		-		-		-

Net asset value, end of year	$10.35		$9.82		$8.74		$7.64		$5.87

Total Return(a)	5.47%	(c)	12.47%	(c)	14.40%	(c)	30.15%		(28.24)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$30,406		$34,053		$29,642		$37,976		$23,351
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%		1.30%		1.30%		1.30%		1.30%
After expense waiver	N/A		N/A		1.27%	(b)#	1.26%	(b)#	1.29%	#
Net investment income (loss) to average daily net assets	0.18%		(0.59)%		(0.68)%		(0.78)%		(0.90)%
Portfolio turnover rate	130%		117%		93%		128%		284%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  135  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.13		$13.09		$11.17		$8.12		$10.33

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.09	)***	(0.10	)***	(0.09	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	1.01		1.74		2.04		3.14		(2.13)

Total income (loss) from investment operations	0.97		1.65		1.94		3.05		(2.21)

Less distributions to shareholders:
From net realized gains	(1.05)		(0.61)		(0.02)		-		-

Net asset value, end of year	$14.05		$14.13		$13.09		$11.17		$8.12

Total Return(a)	6.97%	(c)	12.63%	(c)	17.41%	(c)	37.56%		(21.39)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$318,260		$310,072		$208,278		$93,526		$30,968
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.35%		1.35%		1.35%		1.36%
After expense waiver	N/A		N/A		1.34%	(b)#	1.34%	(b)#	1.35%	(b)#
Net investment income (loss) to average daily net assets	(0.29)%		(0.68)%		(0.89)%		(0.93)%		(0.96)%
Portfolio turnover rate	42%		28%		42%		54%		61%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  136  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$15.72		$14.22		$12.56		$8.76		$11.79

Income (loss) from investment operations:
Net investment income (loss)	(0.13	)***	(0.12	)***	(0.13	)***	(0.12	)***	(0.11	)***
Net realized and unrealized gain (loss) on investments	1.53		1.62		1.79		3.92		(2.92)

Total income (loss) from investment operations	1.40		1.50		1.66		3.80		(3.03)

Less distributions to shareholders:
From net realized gains	(1.14)		-		-		-		-

Net asset value, end of year	$15.98		$15.72		$14.22		$12.56		$8.76

Total Return(a)	8.91%	(c)	10.55%	(c)	13.22%	(c)	43.38%		(25.70)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$114,136		$98,945		$77,739		$67,686		$35,509
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		1.51%		1.52%		1.51%		1.51%
After expense waiver	N/A		N/A		1.48%	(b)#	1.49%	(b)#	1.50%	(b)#
Net investment income (loss) to average daily net assets	(0.80)%		(0.83)%		(1.01)%		(1.11)%		(1.08)%
Portfolio turnover rate	84%		59%		64%		56%		51%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  137  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.69		$10.05		$10.67		$6.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.12	)***	(0.11	)***	(0.08	)***	(0.10	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	1.54		(0.02)		0.20	†	4.30		(2.95)

Total income (loss) from investment operations	1.42		(0.13)		0.12		4.20		(3.01)

Less distributions to shareholders:
From net realized gains	(0.71)		(0.23)		(0.74)		(0.52)		-

Net asset value, end of year	$10.40		$9.69		$10.05		$10.67		$6.99

Total Return(a)	14.95%	(c)	(1.09)%	(c)	1.70%	(c)	60.01%		(30.10)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$69,380		$62,461		$66,985		$54,038		$5,038
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.54%		1.52%		1.58%		1.83%
After expense waiver	N/A		1.52%	#	1.35%	(b)#	1.37%	(b)#	1.16%	(b)#
Net investment income (loss) to average daily net assets	(1.15)%		(1.18)%		(0.77)%		(1.00)%		(0.80)%
Portfolio turnover rate	102%		149%		220%		141%		150%

***	Per share amount calculated on the average shares method.
†	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  138  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$5.90		$5.88		$5.13		$3.53		$6.11

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	(0.06	)***	(0.07	)***	(0.06	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	0.38		0.08		0.82		1.66		(2.53)

Total income (loss) from investment operations	0.32		0.02		0.75		1.60		(2.58)

Net asset value, end of year	$6.22		$5.90		$5.88		$5.13		$3.53

Total Return(a)	5.42%	(b)	0.34%	(b)	14.62%	(b)	45.33%		(42.23)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,650		$14,956		$27,052		$26,130		$10,153
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%		1.45%		1.47%		1.48%		1.46%
After expense waiver	N/A		N/A		N/A		1.45%	#	1.39%	#
Net investment income (loss) to average daily net assets	(0.97)%		(1.09)%		(1.32)%		(1.32)%		(1.23)%
Portfolio turnover rate	288%		124%		176%		198%		175%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  139  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

	Class A
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	†
Net realized and unrealized gain (loss) on investments	0.07

Total income from investment operations	0.07

Less distributions to shareholders:
From net investment income	(0.01)

Net asset value, end of period	$10.06

Total Return(a)	0.68%	(b)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$101
Ratio of expenses to average daily net assets:
Before expense waiver	8.81%	*
After expense waiver	1.42%	*#
Net investment income (loss) to average daily net assets	0.97%	*
Portfolio turnover rate	0%

*	Annualized.
**	Percentages represent results for the period and are not annualized.
†	Net investment income (loss) is less than $0.01 per share.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge for Class A and would be lower for the period presented if it reflected these charges.

–  140  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.95		$10.94	$9.55		$7.36		$8.41

Income (loss) from investment operations:
Net investment income (loss)	0.21	***	0.08 ***	0.05	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	2.78		1.15	1.63		2.18		(1.05)

Total income (loss) from investment operations	2.99		1.23	1.68		2.20		(1.04)

Less distributions to shareholders:
From net investment income	(0.19)		(0.18)	(0.06)		(0.01)		(0.01)
Tax return of capital	-		-	-		-		(0.00	) †
From net realized gains	(0.95)		(1.04)	(0.23)		-		-

Total distributions	(1.14)		(1.22)	(0.29)		(0.01)		(0.01)

Net asset value, end of year	$12.80		$10.95	$10.94		$9.55		$7.36

Total Return(a)	27.38%	(c)	11.17% (c)	17.53%	(c)	30.27%		(12.66)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$299,546		$198,300	$134,927		$65,012		$18,674
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%		1.62%	1.64%		1.74%		2.13%
After expense waiver	1.53%	#	N/A	1.63%	(b)#	1.64%	(b)#	1.63%	(b)#
Net investment income (loss) to average daily net assets	1.66%		0.69%	0.49%		0.22%		0.09%
Portfolio turnover rate	36%		88%	66%		92%		138%

***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  141  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

	Class A
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of year	$10.18	$10.32	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.33 ***	0.51 ***	0.62	***	-
Net realized and unrealized gain (loss) on investments	0.20	(0.22)	0.01		-

Total income from investment operations	0.53	0.29	0.63		-

Less distributions to shareholders:
From net investment income	(0.33)	(0.35)	(0.27)		-
From net realized gains	(0.15)	(0.08)	(0.04)		-

Total distributions	(0.48)	(0.43)	(0.31)		-

Net asset value, end of year	$10.23	$10.18	$10.32		$10.00

Total Return(a)	5.14% (b)	2.85% (b)	6.35%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$51,843	$40,457	$11,819		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.47%	0.47%	0.50%		-	‡
After expense waiver	N/A	N/A	0.50%	#	-	‡
Net investment income (loss) to average daily net assets	3.22%	4.92%	6.00%		-	‡
Portfolio turnover rate	27%	15%	33%		N/A

***	Per share amount calculated on the average shares method.
†	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimus due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

–  142  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class A
	Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.57		$10.54	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.33	***	0.45 ***	0.56	***	-
Net realized and unrealized gain (loss) on investments	0.34		(0.05)	0.18		-

Total income from investment operations	0.67		0.40	0.74		-

Less distributions to shareholders:
From net investment income	(0.31)		(0.31)	(0.18)		-
From net realized gains	(0.16)		(0.06)	(0.02)		-

Total distributions	(0.47)		(0.37)	(0.20)		-

Net asset value, end of year	$10.77		$10.57	$10.54		$10.00

Total Return(a)	6.39%	(b)	3.82% (b)	7.36%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$54,312		$30,338	$7,272		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.52%		0.54%	1.13%		-	‡
After expense waiver	0.50%	#	0.50% #	0.50%	#	-	‡
Net investment income (loss) to average daily net assets	3.10%		4.24%	5.34%		-	‡
Portfolio turnover rate	34%		17%	28%		N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

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MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class A
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.91	$10.75	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.26 ***	0.37 ***	0.64	***	-
Net realized and unrealized gain (loss) on investments	0.57	0.19	0.34		-

Total income from investment operations	0.83	0.56	0.98		-

Less distributions to shareholders:
From net investment income	(0.25)	(0.27)	(0.19)		-
From net realized gains	(0.29)	(0.13)	(0.04)		-

Total distributions	(0.54)	(0.40)	(0.23)		-

Net asset value, end of year	$11.20	$10.91	$10.75		$10.00

Total Return(a)	7.72% (b)	5.23% (b)	9.76%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$144,228	$89,351	$21,577		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%	0.50%	0.52%		-	‡
After expense waiver	N/A	N/A	0.50%	#	-	‡
Net investment income (loss) to average daily net assets	2.32%	3.43%	6.11%		-	‡
Portfolio turnover rate	32%	23%	19%		N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

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MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class A
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.50	$11.11	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15 ***	0.21 ***	0.27	***	-
Net realized and unrealized gain (loss) on investments	0.95	0.52	0.95		-

Total income from investment operations	1.10	0.73	1.22		-

Less distributions to shareholders:
From net investment income	(0.18)	(0.18)	(0.10)		-
From net realized gains	(0.37)	(0.16)	(0.01)		-

Total distributions	(0.55)	(0.34)	(0.11)		-

Net asset value, end of year	$12.05	$11.50	$11.11		$10.00

Total Return(a)	9.70% (b)	6.56% (b)	12.24%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$112,499	$63,024	$21,459		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%	0.50%	0.52%		-	‡
After expense waiver	N/A	N/A	0.50%	#	N/A	‡
Net investment income (loss) to average daily net assets	1.31%	1.89%	2.58%		0.00%	‡
Portfolio turnover rate	34%	17%	10%		N/A

***	Per share amount calculated on the average share method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

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MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class A
	Year ended 12/31/06	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.77	$11.26		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07 ***	0.10	***	0.20	***	-
Net realized and unrealized gain (loss) on investments	1.24	0.73		1.14		-

Total income from investment operations	1.31	0.83		1.34		-

Less distributions to shareholders:
From net investment income	(0.13)	(0.11)		(0.06)		-
From net realized gains	(0.56)	(0.21)		(0.02)		-

Total distributions	(0.69)	(0.32)		(0.08)		-

Net asset value, end of year	$12.39	$11.77		$11.26		$10.00

Total Return(a)	11.26% (b)	7.47%	(b)	13.39%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$46,934	$26,913		$6,414		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%	0.50%		0.55%		-	‡
After expense waiver	N/A	0.50%	#	0.50%	#	-	‡
Net investment income (loss) to average daily net assets	0.59%	0.85%		1.92%		-	‡
Portfolio turnover rate	42%	18%		13%		N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices; and

•	to generate additional investment returns for the Diversified International Fund.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of

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commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund, and the Destination Retirement Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise.

Certain limitations apply to the use of forward contracts by the Funds. For example, a Fund will not enter into a forward contract if, as a result, more than 25% of its total assets would be held in a segregated account covering such contracts. This 25% limitation is not applicable to the Strategic Balanced Fund, the Value Equity Fund and the Aggressive Growth Fund. For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Bond Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value

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through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may also enter into stock index futures contracts. These Funds and the Strategic Bond Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws

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or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Indexing v. Active Management

Active management involves the Sub-Adviser buying and selling securities based on research and analysis. Unlike Funds that are actively managed, the Indexed Equity Fund and the OTC 100 Fund are “index” funds – they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although the OTC 100 Fund is technically non-diversified for purposes of the 1940 Act – see Non-Diversification Risk on page 88). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500 Index as closely as possible for the Indexed Equity Fund and the NASDAQ 100 Index for the OTC 100 Fund, NTI, the Funds’ Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index or NASDAQ 100 Index, as the case may be, using a process known as “optimization.”Each Fund may not hold every one of the stocks in its target Index. The Funds utilize “optimization,” a statistical sampling technique, in an effort to run an efficient and effective strategy.

Optimization will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser, or in the case of the Destination Retirement Funds, the Fund’s Adviser, except for the Value Equity Fund’s Sub-Adviser, may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. The Value Equity Fund reserves the right to invest for temporary or defensive purposes, without limitation in preferred stock and investment grade debt instruments. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return

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during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Issuer Diversification

The Value Equity Fund, the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company is generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of

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other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

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When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class L shares of the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Select Strategic Bond Fund	Western Asset Management Company/Western Asset Management Company Limited

Large Cap Value
MassMutual Select Diversified Value Fund	AllianceBernstein L.P.
MassMutual Select Fundamental Value Fund	Wellington Management Company, LLP
MassMutual Select Value Equity Fund	Fidelity Management & Research Company
MassMutual Select Large Cap Value Fund	Davis Selected Advisers, L.P.

Large Cap Core
MassMutual Select Indexed Equity Fund	Northern Trust Investments, N.A.
MassMutual Select Core Opportunities Fund	Victory Capital Management Inc.

Large Cap Growth
MassMutual Select Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
MassMutual Select Large Cap Growth Fund	AllianceBernstein L.P.
MassMutual Select Growth Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
MassMutual Select Aggressive Growth Fund	Sands Capital Management, LLC/Delaware Management Company
MassMutual Select OTC 100 Fund	Northern Trust Investments, N.A.

Mid/Small Cap Value
MassMutual Select Focused Value Fund	Harris Associates L.P./Cooke & Bieler, L.P.
MassMutual Select Mid-Cap Value Fund	Cooke & Bieler, L.P.
MassMutual Select Small Cap Value Equity Fund	SSgA Funds Management, Inc.
MassMutual Select Small Company Value Fund	Clover Capital Management, Inc./T. Rowe Price Associates, Inc./EARNEST Partners, LLC

Small Cap Core
MassMutual Select Small Cap Core Equity Fund	Goldman Sachs Asset Management, L.P.

Mid/Small Cap Growth
MassMutual Select Mid Cap Growth Equity Fund	Navellier & Associates, Inc.
MassMutual Select Mid Cap Growth Equity II Fund	T. Rowe Price Associates, Inc.
MassMutual Select Small Cap Growth Equity Fund	Waddell & Reed Investment Management Company/ Wellington Management Company, LLP
MassMutual Select Small Company Growth Fund	Mazama Capital Management, Inc./Eagle Asset Management, Inc
MassMutual Select Emerging Growth Fund	Delaware Management Company/Insight Capital Research & Management, Inc.

International/Global
MassMutual Select Diversified International Fund	AllianceBernstein L.P.
MassMutual Select Overseas Fund	Harris Associates L.P./Massachusetts Financial Services Company

Lifestyle/Asset Allocation
MassMutual Select Strategic Balanced Fund	ClearBridge Advisors, LLC /Western Asset Management Company/Western Asset Management Company Limited
MassMutual Select Destination Retirement Income Fund
MassMutual Select Destination Retirement 2010 Fund
MassMutual Select Destination Retirement 2020 Fund
MassMutual Select Destination Retirement 2030 Fund
MassMutual Select Destination Retirement 2040 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

April 2, 2007

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Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 96.

•	Investment return over the past ten years, or since inception if the Fund is less than ten years old.

•	Average annual total returns for the last one- five- and ten-year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, average annual total returns for Class L shares of a Fund are based on the performance of Class S Shares, adjusted for class specific expenses.

Performance information provided for some of the Funds is based on either a composite of all portfolios managed by the Fund’s sub-adviser, or on a mutual fund managed by the Fund’s sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate the sub-adviser’s performance in managing such a portfolio. In such cases, the performance provided does not show the particular Fund’s performance. For the composites, some of these portfolios are mutual funds registered with the Securities and Exchange Commission (“SEC”) and some are private accounts. The performance provided reflects the sub-adviser’s composite or mutual fund performance, adjusted for estimated expenses of each class of the relevant Fund. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds’ performance would not have been lower had it been in operation during the periods for which composite or mutual fund performance is provided. The Funds’ performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the sub-advisers is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

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Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund’s “Total Annual Fund Operating Expenses” and, in some cases, “Net Fund Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

Important Information about the Focused Value Fund

Massachusetts Mutual Life Insurance Company (“MassMutual”) will gradually change the allocation of assets between the Focused Value Fund’s two sub-advisers, Harris Associates L.P. (“Harris”) and Cooke & Bieler, L.P. (“Cooke & Bieler”), with the ultimate goal of removing Cooke & Bieler as co-Sub-Adviser to the Fund. This action is intended to bring the Fund back to its original roots as a concentrated portfolio of securities that span the stock capitalization range, managed solely by Harris. While the investment objective of the Fund will not change, the removal of Cooke & Bieler may increase the volatility of the Fund because the Fund will ultimately hold fewer securities. Neither the Management Fees nor the Total Fund Expenses are expected to change due to this sub-adviser change.

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MassMutual Select Strategic Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

The Fund’s Sub-Adviser, Western Asset Management Company’s (“Western Asset”) opportunistic approach seeks to capitalize on inefficiencies in fixed income markets to add incremental value to the Fund’s portfolio. Western Asset places significant emphasis on risk management since the general objective is to exceed benchmark returns while approximating benchmark risk. When making investment decisions, Western Asset focuses on such critical areas as sector allocation, issue selection, duration weighting and term structure. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: the construction of an outlook for fundamental economic activity, the review of historical yield spreads or corporate debt versus Treasuries and the evaluation of changes in credit quality and its impact on prices.

The Fund’s target average modified duration is expected to range within 30% of the duration of the domestic bond market as a whole. “Duration” refers to the range within which the average modified duration of a portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the period shown above, the highest quarterly return for the Fund was 4.20% for the quarter ended September 30, 2006 and the lowest quarterly return was -0.80% for the quarter ended March 31, 2006.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/04)
Return Before Taxes – Class L	4.31%	2.93%
Return After Taxes on Distributions – Class L	2.91%	1.92%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	2.81%	1.92%

Lehman Brothers® Aggregate Bond Index^	4.33%	3.48%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.31%
Total Annual Fund Operating Expenses(2)	.86%

Less Expense Reimbursement	(.11%	)
Net Fund Expenses(3)(4)	.75%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$77	$263	$466	$1,051

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed .75%. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Western Asset Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Western Asset for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 4.39% for the quarter ended June 30, 2003 and the lowest was -2.19% for the quarter ended June 30, 2004.

Western Asset Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Western Asset’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Western Asset Composite
Class L*	5.14%	6.37%	7.09%

Lehman Brothers Aggregate Bond Index^	4.33%	5.06%	6.24%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Strategic Bond Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Strategic Balanced Fund

Investment Objective

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategies and Risks

To obtain its objective, the Fund takes a multi-managed approach whereby two Sub-Advisers independently manage their own portion of the Fund’s assets. ClearBridge Advisors, LLC (“ClearBridge”) manages the equity component and Western Asset Management Company (“Western Asset”) manages the fixed income component.

The equity component will invest primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The equity component generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when ClearBridge believes smaller companies offer more attractive value opportunities.

The fixed income component will invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, in both U.S. dollars and local currencies. It also allows for opportunistic use of non-dollar, high-yield, and emerging market securities to enhance portfolio returns and lower volatility. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund’s target allocation is 60% equity securities and 40% fixed income securities but may fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s Adviser may change the allocation of the Fund’s assets between the Fund’s Sub-Advisers on a basis determined by the Fund’s Adviser to be in the best interest of shareholders. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 5.41% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.39% for the quarter ended March 31, 2005.

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Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class L	11.73%	6.93%
Return After Taxes on Distributions – Class L	10.95%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	8.07%	5.76%

Russell 3000® Index^	15.72%	11.19%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.38%
Total Annual Fund Operating Expenses(2)(3)	.98%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$100	$312	$542	$1,201

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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ClearBridge and Western Asset Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
ClearBridge Mutual Fund	21.76%, 2Q 2003	-	22.12%, 3Q 2002
Western Asset Composite	4.34%, 2Q 2003	-	2.24%, 2Q 2004

ClearBridge and Western Asset Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
ClearBridge Mutual Fund Class L*	17.34%	5.61%	9.14%

Lipper Balanced Fund Index^	11.60%	6.51%	7.44%
Russell 3000 Index^^	15.72%	7.17%	8.64%

	One Year	Five Years	Ten Years
Western Asset Composite Class L*	4.89%	6.15%	6.88%

Lipper Balanced Fund Index^	11.60%	6.51%	7.44%
Lehman Brothers Aggregate Bond Index^^^	4.33%	5.06%	6.24%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by Western Asset, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. ClearBridge’s Similar Account performance is from a mutual fund managed by ClearBridge (the Legg Mason Partners Fundamental Value Fund) with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by ClearBridge, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. Each Sub-Adviser’s Similar Account performance does not represent the historical performance of the MassMutual Select Strategic Balanced Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Diversified Value Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices.

The Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. The investment process begins with a broad universe of about 650 stocks encompassing most of the S&P 500 and the Russell 1000® Value Index. AllianceBernstein will invest the Fund’s assets in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. AllianceBernstein seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. In addition, to moderate risk, AllianceBernstein may buy companies among the largest in the benchmark (the Russell 1000 Value Index) even if such companies are not attractive from a risk-adjusted return basis. In such cases, AllianceBernstein will underweight these companies versus their weight in the benchmark. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. AllianceBernstein uses a risk factor model to control risk. This model includes broad industry sectors and various measures of financial and valuation characteristics. AllianceBernstein looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, AllianceBernstein prefers stocks with lower accruals. In addition, earnings revisions and momentum tools are incorporated into the portfolio management process to optimize the timing of purchases and sales. To limit stock-specific risk relative to the benchmark, AllianceBernstein employs constraints on security and sector over/underweights.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the period shown above, the highest quarterly return for the Fund was 8.07% for the quarter ended December 31, 2006 and the lowest quarterly return was -0.37% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (10/15/04)
Return Before Taxes – Class L	21.82%	17.38%
Return After Taxes on Distributions – Class L	21.00%	16.72%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	15.24%	14.90%

Russell 1000® Value Index^	22.25%	18.32%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

–  12  –

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.29%
Total Annual Fund Operating Expenses(2)(3)	.79%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$81	$252	$439	$978

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 16.43% for the quarter ended June 30, 2003 and the lowest was -18.87% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite
Class L*	21.79%	10.81%	9.25%

Russell 1000 Value Index^	22.25%	10.86%	7.81%

* Performance shown is the composite of all portfolios with about 150 stocks managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  13  –

MassMutual Select Fundamental Value Fund

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment approach of the Fund’s Sub-Adviser, Wellington Management Company, LLP (“Wellington Management”), is based on the fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. This process of stock selection is sometimes referred to as a “bottom-up” process and frequently leads to contrarian industry weightings. Existing holdings are sold as they approach their price targets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 17.20% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.02% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class L	20.90%	7.69%	7.69%
Return After Taxes on Distributions –Class L	19.26%	7.14%	7.14%
Return After Taxes on Distributions and Sale of Fund Shares –Class L	15.61%	6.58%	6.58%

Russell 1000® Value Index^	22.25%	10.86%	10.70%
S&P 500® Index^^	15.78%	6.19%	5.94%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

–  14  –

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.33%
Total Annual Fund Operating Expenses(2)(3)	.98%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$100	$312	$542	$1,201

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Wellington Management Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 17.29% for the quarter ended June 30, 2003 and the lowest was -20.08% for the quarter ended September 30, 2002.

–  15  –

Wellington Management Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Wellington Management’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite Class L*	21.33%	7.50%	10.16%

Russell 1000 Value Index^	22.25%	10.86%	11.00%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Fundamental Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  16  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Value Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/earnings (P/E), price/sales (P/S), or price/book (P/B) ratios, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR normally invests at least 80% of the Fund’s net assets in equity securities. FMR normally invests the Fund’s assets primarily in common stocks. FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 96.

Note that although the Fund was originally registered as a non-diversified fund, under a position of the SEC, the Fund is currently required to operate as a diversified fund and will not operate as a non-diversified fund in the future until it obtains any necessary shareholder approval.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 15.45% for the quarter ended June 30, 2003 and the lowest quarterly return was –18.25% for the quarter ended September 30, 2002.

–  18  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes – Class L	13.06%	8.18%	5.97%
Return After Taxes on Distributions – Class L	9.68%	6.89%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	11.12%	6.72%	4.82%

Russell 1000® Value Index^	22.25%	10.86%	8.66%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are Deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.36%
Total Annual Fund Operating Expenses(2)(3)	1.06%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$108	$337	$585	$1,294

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  19  –

MassMutual Select Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting businesses that possess characteristics that the Fund’s Sub-Adviser, Davis Selected Advisers, L.P. (“Davis”) believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis will normally invest at least 80% of the Fund’s net assets in common stock of companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

Using intensive research into company fundamentals, the Sub-Adviser looks for factors, both quantitative and qualitative, that it believes foster sustainable long-term business growth. While few companies will exhibit all of these qualities, the Sub-Adviser believes that nearly every company in which it invests has a majority and appropriate mix of these traits:

•	First-Class Management: Proven track record; Significant personal ownership stake in business; Intelligent allocators of capital; Smart appliers of technology to improve business and lower costs;

•	Strong Financial Condition and Profitability: Strong balance sheets; Low cost structure/low debt; High after-tax returns on capital; High quality of earnings;

•	Strategic Positioning for the Long-Term: Non-obsolescent products/industries; Dominant position in a growing market; Global presence and brand names.

The Fund may also invest in foreign securities and may, but generally does not, use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 17.22% for the quarter ended June 30, 2003 and the lowest quarterly return was -13.47% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class L	14.42%	8.65%	4.45%
Return After Taxes on Distributions – Class L	14.32%	8.52%	4.31%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	9.50%	7.47%	3.78%

S&P 500® Index^	15.78%	6.19%	1.30%
Russell 1000® Value Index^^	22.25%	10.86%	8.32%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  20  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.35%
Total Annual Fund Operating Expenses(2)(3)	1.00%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$102	$318	$552	$1,225

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.40% for the quarter ended December 31, 1998 and the lowest was -14.53% for the quarter ended September 30, 1998.

Davis Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Davis’ investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Davis Composite Class L*	14.95%	9.12%	10.58%

S&P 500 Index^	15.78%	6.19%	8.42%
Russell 1000 Value Index^^	22.25%	10.86%	11.00%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. Davis’ composite includes performance of the Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Russell 1000 Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  21  –

MassMutual Select Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index1. The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 157). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes. The Sub-Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500 Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

1 “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 21.19% for the quarter ended December 31, 1998 and the lowest was -17.35% for the quarter ended September 30, 2002.

–  22  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Ten Years
Return Before Taxes
Class L†	15.28%	5.62%	7.81%

S&P 500® Index^	15.78%	6.19%	8.42%

(1) The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio in which the Fund previously invested, adjusted to reflect the Fund’s fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

† Performance for Class L shares of the Fund prior to July 1, 1999 is based on Class S shares adjusted to reflect Class L expenses.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (7/1/99)
Return Before Taxes – Class L	15.28%	5.62%	1.48%
Return After Taxes on Distributions – Class L	15.04%	5.37%	1.12%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	10.26%	4.77%	1.11%

S&P 500 Index^	15.78%	6.19%	2.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund Assets) (% of average net assets)
Management Fees	.10%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.50%
Total Annual Fund Operating Expenses(2)	.60%

Less Expense Reimbursement(3)	(.20%	)
Net Fund Expenses(4)	.40%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$41	$172	$315	$731

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the table above reflect a written agreement by MassMutual to waive .20% of other expenses for Class L shares of the Fund through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  23  –

MassMutual Select Core Opportunities Fund

Investment Objective

This Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund’s Sub-Adviser, Victory Capital Management Inc. (“Victory”), seeks to invest in both growth and value securities.

•	Growth stocks are stocks of companies that the Sub-Adviser believes will experience earnings growth; and

•	Value stocks are stocks that the Sub-Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Sub-Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer’s underlying assets, and expected future relative earnings growth. The Sub-Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance

The Fund began operations March 31, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  24  –

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.72%
Total Annual Fund Operating Expenses(2)	1.42%

Less Expense Reimbursement	(.32%	)
Net Fund Expenses(3)(4)	1.10%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$112	$418

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.10%. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Victory Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Victory for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 19.86% for the quarter ended June 30, 2003 and the lowest was -19.05% for the quarter ended September 30, 2002.

Victory Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Victory’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Victory Composite
Class L*	13.73%	7.53%	10.93%

S&P 500® Index^	15.78%	6.19%	8.42%

* Performance shown is a composite of all portfolios managed by Victory with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Core Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  25  –

MassMutual Select Blue Chip Growth Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the view of the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), are well established in their industries and have the potential for above-average earnings growth. The Sub-Adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals. The investment approach reflects the Sub-Adviser’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with Fund objectives. The Fund’s investments in foreign securities are limited to 20% of its total assets.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 13.27% for the quarter ended June 30, 2003 and the lowest quarterly return was –16.29% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/01)
Return Before Taxes – Class L	8.52%	1.81%	-	0.10%
Return After Taxes on Distributions – Class L	8.52%	1.79%	-	0.12%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	5.55%	1.54%	-	0.09%

Russell 1000® Growth Index^	9.07%	2.69%		0.62%
S&P 500® Index^^	15.78%	6.19%		3.99%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

–  26  –

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deductions for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.44%
Total Annual Fund Operating Expenses(2)	1.14%

Less Expense Reimbursement(3)	(.10%	)
Net Fund Expenses(4)	1.04%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$106	$352	$618	$1,377

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fee through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 24.73% for the quarter ended December 31, 1998 and the lowest was -17.24% for the quarter ended March 31, 2001.

–  27  –

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Composite Class L*	9.50%	4.32%	7.28%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is from a composite of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. T. Rowe Price replaced Fidelity Management & Research Company as the Fund’s Sub-Adviser on February 16, 2006. The composite performance does not represent the historical performance of the MassMutual Select Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  28  –

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MassMutual Select Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. AllianceBernstein may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

AllianceBernstein’s investment strategy focuses on a relatively small number of intensively researched companies. AllianceBernstein selects the Fund’s investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, AllianceBernstein invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. AllianceBernstein will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 12.28% for the quarter ended June 30, 2003 and the lowest quarterly return was -17.51% for the quarter ended June 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class L	0.17%	1.08%	1.08%
Return After Taxes on Distributions – Class L	-0.41%	0.96%	0.96%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	0.88%	0.92%	0.92%

Russell 1000® Growth Index^	9.07%	2.69%	2.38%
S&P 500® Index^^	15.78%	6.19%	5.94%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  30  –

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.50%
Total Annual Fund Operating Expenses(2)(3)	1.15%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$117	$365	$633	$1,398

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 30.90% for the quarter ended December 31, 1998 and the lowest was -17.58% for the quarter ended September 30, 2001.

–  31  –

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
AllianceBernstein Composite Class L*	0.24%	1.00%	6.76%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  32  –

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MassMutual Select Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), believes offer prospects for long-term growth.

GMO uses proprietary research and multiple quantitative models to identify stocks it believes are undervalued and stocks in the growth universe it believes have improving fundamentals. Generally, these stocks are trading at prices below what GMO believes to be their intrinsic value. GMO also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline, industry and sector weight, and market capitalization. The factors considered by GMO and the models may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 14.65% for the quarter ended December 31, 2001 and the lowest quarterly return was -21.34% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class L	1.80%	-0.40%	-1.44%
Return After Taxes on Distributions – Class L	1.74%	-0.43%	-1.85%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	1.26%	-0.34%	-1.42%

Russell 1000® Growth Index^	9.07%	2.69%	-1.63%
S&P 500® Index^^	15.78%	6.19%	2.41%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

–  34  –

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.68%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.32%
Total Annual Fund Operating Expenses(2)(3)	1.00%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$102	$318	$552	$1,225

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

GMO Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by GMO for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 27.39% for the quarter ended December 31, 1998 and the lowest was -21.56% for the quarter ended March 31, 2001.

–  35  –

GMO Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares GMO’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
GMO Composite Class L*	1.84%	1.51%	6.00%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
S&P 500 Index^^	15.78%	6.19%	8.42%

* Performance shown is the composite of all portfolios managed by GMO with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. GMO replaced Massachusetts Financial Services Company as the Fund’s Sub-Adviser on June 1, 2004. The composite performance does not represent the historical performance of the MassMutual Select Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  36  –

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MassMutual Select Aggressive Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Sands Capital Management, LLC (“Sands Capital”), generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Sub-Adviser looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued rationally in relation to comparable companies in the market. Sands Capital emphasizes investments in large capitalization growth companies. Sands Capital does not typically invest in companies that have market capitalizations of less than $1 billion. Sands Capital may invest up to 20% of its portion of the portfolio in securities issued by non-U.S. companies.

Delaware Management Company (“DMC”), invests primarily in common stocks of large capitalization growth-oriented companies that DMC believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, DMC seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. DMC also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. DMC currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $1.18 billion to $424.52 billion as of January 31, 2007, DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page 98.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 20.14% for the quarter ended December 31, 2001 and the lowest quarterly return was -26.38% for the quarter ended March 31, 2001.

–  38  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class L	-5.95%	3.05%	-6.95%
Return After Taxes on Distributions – Class L	-5.95%	3.05%	-6.96%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	-3.86%	2.61%	-5.71%

Russell 1000® Growth Index^	9.07%	2.69%	-5.39%
S&P 500® Index^^	15.78%	6.19%	1.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.73%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.37%
Total Annual Fund Operating Expenses(2)(3)	1.10%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$112	$350	$606	$1,340

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  39  –

Prior Performance for Similar Accounts managed by Sands Capital and DMC or certain of its affiliates*

The bar chart illustrates the variability of returns achieved by Sands Capital and DMC or certain of its affiliates for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Sands Capital Composite	32.70%, 4Q 1998	-23.38%, 3Q 2001
DMC Composite	14.61%, 1Q 2000	-21.47%, 3Q 2001

Average Annual Total Returns for

Similar Accounts managed by Sands Capital and DMC or certain of its affiliates*

(for the periods ended December 31, 2006)

The table compares investment results for accounts managed by Sands Capital and DMC or certain of its affiliates with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Sands Capital Composite
Class L*	-6.30%	3.80%		9.13%

Russell 1000 Growth Index^	9.07%	2.69%		5.44%
S&P 500 Index^^	15.78%	6.19%		8.42%

			Since Inception (1/1/00)
DMC Composite
Class L*	1.90%	0.84%	-	4.48%

Russell 1000 Growth Index^	9.07%	2.69%	-	4.87%
S&P 500 Index^^	15.78%	6.19%		1.12%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser or, in the case of DMC, certain of its affiliates, with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class, including sales loads. For DMC, the composite includes portfolios that are registered investment companies whose performance has been calculated gross of fees and adheres to Global Investment Performance Standards. The bar chart is based on Class L expenses. The portfolio management team responsible for the portfolios in the DMC composite changed to the team led by Mr. Van Harte on April 4, 2005. Certain changes were made to the investment policies and strategies of the portfolios in the DMC composite in connection with the changes to the portfolio management team. Sands Capital replaced Janus Capital Management LLC as the Fund’s Sub-Adviser on January 5, 2004. DMC became a co-Sub-Adviser of the Fund on June 6, 2006. The composite performance does not represent the historical performance of the MassMutual Select Aggressive Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  40  –

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MassMutual Select OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 157). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter-Risk, and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 34.87% for the quarter ended December 31, 2001 and the lowest quarterly return was -36.27% for the quarter ended September 30, 2001.

–  42  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class L	6.47%	1.66%	-	11.43%
Return After Taxes on Distributions – Class L	6.47%	1.65%	-	11.43%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	4.21%	1.41%	-	9.12%

NASDAQ 100 Index®^	6.79%	2.18%	-	10.83%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index or its use of any data included therein. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.15%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.75%
Total Annual Fund Operating Expenses(2)(3)	.90%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$92	$287	$498	$1,108

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  43  –

MassMutual Select Focused Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. equity securities.

As a “non-diversified” fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” described on page 98.

The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Harris Associates L.P. (“Harris”) seeks out companies that it believes are trading at significant discounts to their underlying value. Harris utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations over $1 billion and which have significant profit potential.

Sell targets are generally set when a stock is first purchased. The Sub-Adviser generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when it is determined that management is no longer a steward of shareholder interests.

Harris intends to invest primarily in U.S. companies, but may invest up to 25% of its portion of the portfolio (valued at the time of investment) in securities of non-U.S. issuers. These may include foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund’s foreign investments, but the Fund does not expect to invest more than 5% of its total assets in securities of issuers based in emerging markets.

Cooke & Bieler, L.P. (“Cooke & Bieler”) invests primarily in the common stocks of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Midcap® Value Index.

Cooke & Bieler seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 23.12% for the quarter ended June 30, 2003 and the lowest quarterly return was -14.28% for the quarter ended September 30, 2002.

–  44  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class L	19.94%	12.61%	14.80%
Return After Taxes on Distributions – Class L	18.04%	11.45%	13.74%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	15.08%	10.70%	12.78%

Russell 1000® Index^	15.46%	6.82%	1.62%
Russell 2500 Index^^	16.17%	12.19%	9.22%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 1000 Index rather than the Russell 2500 Index because the Russell 1000 Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.69%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.36%
Total Annual Fund Operating Expenses(2)(3)	1.05%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$107	$334	$579	$1,283

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  45  –

Harris and Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	24.68%, 2Q 2003	-18.31%, 3Q 2002
Cooke & Bieler Composite	20.76%, 2Q 1999	-20.78%, 3Q 2002

Harris and Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite Class L*	16.12%	9.36%	14.48%

Russell 1000 Index^	15.46%	6.82%	8.64%
Russell 2500 Index^^	16.17%	12.19%	11.26%

			Since Inception (3/1/98)
Cooke & Bieler Composite Class L*	24.58%	13.34%	14.29%

Russell 1000 Index^	15.46%	6.82%	5.45%
Russell 2500 Index^^	16.17%	12.19%	9.41%
Russell Midcap® Value Index^^^	20.22%	15.88%	11.22%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share classes. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Focused Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000 Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Russell Midcap® Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  46  –

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MassMutual Select Mid-Cap Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in the stocks of mid-cap companies. “Mid-cap” companies are defined as those with market capitalizations in the range of $500 million to $5 billion at the time of purchase or whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell Midcap® Value Index – as of January 31, 2007, between $1.18 billion and $21.76 billion. The range of capitalization of companies included in the Russell Mid Cap Value Index will fluctuate as market prices increase or decrease. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside these ranges.

The Fund’s Sub-Adviser, Cooke & Bieler, L.P. (“Cooke & Bieler”), seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance

The Fund began operations August 29, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.61%
Total Annual Fund Operating Expenses	1.31%

Less Expense Reimbursement	(.18%	)
Net Fund Expenses(2)(3)	1.13%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$115	$397

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

–  48  –

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Cooke & Bieler for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 20.74% for the quarter ended June 30, 1999 and the lowest was -20.80% for the quarter ended September 30, 2002.

Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Cooke & Bieler’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (3/1/98)
Cooke & Bieler Composite
Class L*	24.49%	13.26%	14.21%

Russell Midcap® Value Index^	20.22%	15.88%	11.22%

* Performance shown is a composite of all portfolios managed by Cooke & Bieler with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class, including sales loads. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Mid-Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  49  –

MassMutual Select Small Cap Value Equity Fund

Investment Objective

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Value Index — as of January 31, 2007, $3.49 billion. The Fund’s investment strategy is designed to provide a bridge between passive investments and activity managed investments where the Fund’s Sub-Adviser, SSgA Funds Management, Inc. (“SSgA FM”) , uses research and analytical modeling to selectively choose securities for investment. SSgA FM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in the Russell 2000 Value Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance

The Fund began operations March 31, 2006, and therefore does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  50  –

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.72%
Total Annual Fund Operating Expenses(2)	1.47%

Less Expense Reimbursement	(.32%	)
Net Fund Expenses(3)(4)	1.15%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$117	$433

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund Expenses would otherwise exceed 1.15%. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

SSgA FM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by SSgA FM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.29% for the quarter ended June 30, 2003 and the lowest was -20.33% for the quarter ended September 30, 2002.

SSgA FM Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares SSgA FM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (1/1/02)
SSgA FM Composite
Class L*	22.09%	16.25%	16.25%

Russell 2000® Value Index^	23.48%	15.37%	15.37%

* Performance shown is a composite of all portfolios managed by SSgA FM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  51  –

MassMutual Select Small Company Value Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by three Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either Index. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives.

Clover Capital Management, Inc. (“Clover”) invests in stocks of companies that it believes have low valuations relative to the market or to their historical valuation. Quantitative analysis is employed to identify attractive small cap stocks, then fundamental analysis is employed to identify catalysts for beneficial change. Clover invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out of favor with investors.

Reflecting a value approach to investing, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks to purchase the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

EARNEST Partners, LLC (“Earnest Partners”) employs a value based investment style by seeking to identify companies with stocks trading at prices below what it believes are their intrinsic values. Earnest Partners uses a bottom-up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. Earnest Partners utilizes relationships with key analysts and industry perspectives. Earnest Partners uses a statistical approach designed to measure and control the prospect of substantially underperforming the benchmark to seek to limit company specific risk in the Fund’s portfolio. Earnest Partners expects to invest in approximately 60 companies. The portfolio’s sector weightings are a result of, and secondary to, individual stock selections.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

–  52  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 20.25% for the quarter ended June 30, 2003 and the lowest quarterly return was –19.87% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class L	14.75%	12.23%	12.22%
Return After Taxes on Distributions – Class L	13.64%	11.69%	11.69%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	10.95%	10.60%	10.60%

Russell 2000® Value Index^	23.48%	15.37%	15.16%
Russell 2000 Index^^	18.37%	11.39%	11.15%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Value Index rather than the Russell 2000 Index because the Russell 2000 Value Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.39%
Total Annual Fund Operating Expenses(2)(3)	1.24%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$126	$393	$681	$1,500

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

–  53  –

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Clover, T. Rowe Price and Earnest Partners Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Clover Composite	26.45%, 2Q 1999	-22.40%, 3Q 2002
T. Rowe Price Account	19.80%, 2Q 1999	-19.87%, 3Q 1998
Earnest Partners Composite	24.34%, 2Q 1997	-14.27%, 3Q 2002

Clover, T. Rowe Price and Earnest Partners Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Clover Composite
Class L*	15.66%	10.37%	13.19%

Russell 2000 Value Index^	23.48%	15.37%	13.27%
Russell 2000 Index^^	18.37%	11.39%	9.44%
T. Rowe Account			Since Inception (4/1/97)
Class L*	15.33%	12.55%	12.60%

Russell 2000 Value Index^	23.48%	15.37%	13.66%
Russell 2000 Index^^	18.37%	11.39%	10.29%
			Ten Years
Earnest Partners Composite
Class L*	9.37%	16.00%	17.57%

Russell 2000 Value Index^	23.48%	15.37%	13.27%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser, or in the case of T. Rowe Price, all discretionary, fee paying portfolios managed by T. Rowe Price, with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  54  –

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MassMutual Select Small Cap Core Equity Fund

Investment Objective

This Fund seeks long-term growth of capital through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small capitalization issuers, including foreign issuers that are traded in the United States. These issuers will have public market capitalizations similar to that of the range of market capitalizations of companies constituting the Russell 2000® Index at the time of investment—as of January 31, 2007, between $33.03 million and $1.04 billion. The range of capitalizations included in the index will fluctuate as market prices increase or decrease. The Fund’s investments are selected by the Fund’s Sub-Adviser, Goldman Sachs Asset Management, L.P. (“GSAM”) , using quantitative techniques to evaluate companies’ fundamental characteristics and seeking to maximize the Fund’s expected return, while maintaining style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks to create a portfolio consisting of companies with similar market capitalizations, but better momentum, profitability, valuation and other fundamental characteristics than the Russell 2000 Index. GSAM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance

The Fund began operations March 31, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  56  –

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	1.00%
Total Annual Fund Operating Expenses(2)	1.75%

Less Expense Reimbursement	(.59%	)
Net Fund Expenses(3)(4)	1.16%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$118	$494

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2008 to the extent that Net Fund expenses would otherwise exceed 1.15%. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

GSAM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by GSAM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.28% for the quarter ended June 30, 2003 and the lowest was -22.93% for the quarter ended September 30, 1998.

GSAM Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares GSAM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (9/1/97)
GSAM Composite
Class L*	12.79%	11.17%	8.32%

Russell 2000® Index^	18.37%	11.39%	8.21%

* Performance shown is a composite of all portfolios managed by GSAM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Core Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  57  –

MassMutual Select Mid Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index – as of January 31, 2007, between $597.69 million and $21.76 billion. The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund’s Sub-Adviser, Navellier & Associates, Inc. (“Navellier”) believes it will help protect the Fund from potential losses, or to meet shareholder redemptions. Up to 15% of the Fund’s net assets may be invested in foreign securities traded on the U.S. market.

The Fund is designed to achieve the highest possible returns while minimizing risk. Navellier’s selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Navellier uses an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

Navellier mainly buys stocks of companies which it believes are poised to rise in price. The investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Navellier attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, Navellier uses a proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates. Navellier’s research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning of page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return was 17.73% for the quarter ended December 31, 2001 and the lowest was -27.39% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class L	5.74%	5.11%	2.02%
Return After Taxes on Distributions – Class L	5.67%	5.10%	1.52%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	3.82%	4.41%	1.45%

Russell Midcap® Growth Index^	10.66%	8.22%	5.09%
Russell 2500 Index^^	16.17%	12.19%	11.11%

–  58  –

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deductions for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell Midcap Growth Index rather than the Russell 2500 Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.36%
Total Annual Fund Operating Expenses(2)(3)	1.06%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$108	$337	$585	$1,294

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Navellier Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Navellier for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 46.12% for the quarter ended December 31, 1999 and the lowest was -20.87% for the quarter ended March 31, 2001.

Navellier Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2006)

The table compares Navellier’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Navellier Similar Accounts Class L*	5.32%	7.36%	13.72%

Russell MidCap Growth Index^	10.66%	8.22%	8.62%
Russell 2500 Index^^	16.17%	12.19%	11.26%

–  59  –

* Navellier’s Similar Account performance is a composite of all portfolios managed by Navellier with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. Navellier replaced Morgan Stanley Investments, LP as the Fund’s Sub-Adviser on May 1, 2002. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  60  –

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MassMutual Select Mid Cap Growth Equity II Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index – as of January 31, 2007, between $597.69 million and $21.76 billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the Fund’s portfolio will be invested using active stock selection and fundamental research. The Fund’s portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

•	A demonstrated ability to consistently increase revenues, earnings, and cash flow;

•	Capable management;

•	Attractive business niches and operate in industries experiencing increasing demand;

•	A sustainable competitive advantage;

•	Proven products or services; or

•	Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of, or demand for, the securities.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 20.72% for the quarter ended December 31, 2001 and the lowest quarterly return was –18.86% for the quarter ended September 30, 2002.

–  62  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/00)
Return Before Taxes –Class L	7.28%	9.16%	7.47%
Return After Taxes on Distributions –Class L	6.09%	8.77%	7.18%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	6.23%	7.95%	6.51%

Russell Midcap® Growth Index^	10.66%	8.22%	0.47%
S&P MidCap 400 Index^^	10.31%	10.88%	9.55%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell Midcap Growth Index rather than the Russell 2500 Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.35%
Total Annual Fund Operating Expenses(2)(3)	1.10%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$112	$350	$606	$1,340

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  63  –

T. Rowe Price Prior Performance

for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Mutual Fund (for Brian Berghuis’ approach)	27.02%, 4Q 1998	-19.10%, 3Q 2002
T. Rowe Price Composite (for Donald Peters’ approach)	39.75%, 4Q 1999	-25.21%, 3Q 2001

T. Rowe Price Average Annual Total Returns

for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund Class L* (Berghuis)	6.51%	9.38%	11.51%
T. Rowe Price Composite Class L* (Peters)	9.08%	7.25%	10.22%

Russell Midcap Growth Index^	10.66%	8.22%	8.62%
S&P Mid Cap 400 Index^^	10.31%	10.88%	13.47%

* Performance shown is from composites of all discretionary, fee paying portfolios managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity II Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P Mid Cap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  64  –

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MassMutual Select Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000® Index or the S&P Small Cap 600 Index—as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

Wellington Management Company, LLP (“Wellington Management”) employs two investment approaches: one used by Kenneth Abrams and one used by Steven Angeli.

Wellington Management’s investment approach used by Mr. Abrams emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies. These companies generally share several common characteristics: financial strength; top market share; significant insider ownership; a high level of focus on core businesses; favorable industry dynamics; and significant potential appreciation over a three year time horizon.

Wellington Management’s investment approach used by Mr. Angeli employs its own proprietary fundamental research and bottom-up stock selection to identify small-capitalization growth companies with significant appreciation potential. This approach looks at both the life-cycle of a company and its fundamental characteristics. Companies whose stocks are purchased for the Fund generally share several common characteristics: sustainable revenue growth, superior market position, positive financial trends, and high quality management.

Both of the investment approaches employed by Wellington Management will generally sell companies from the Fund when: target prices are reached, detailed evaluation suggests that future upside potential is limited; company fundamentals are no longer attractive; superior purchase candidates are identified; or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 15-20%+, pre-tax margins of 20%+, and low-debt capital structure. Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated 3-5 year holding period, and therefore expects this portion of the Fund’s portfolio to typically have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 96.

–  66  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return was 22.67% for the quarter ended December 31, 2001 and the lowest was -24.82% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class L	9.15%	8.03%	8.00%
Return After Taxes on Distributions – Class L	8.08%	7.81%	7.67%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	7.37%	6.97%	6.90%

Russell 2000® Growth Index^	13.35%	6.93%	3.65%
Russell 2000 Index^^	18.37%	11.39%	9.50%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.82%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.45%
Total Annual Fund Operating Expenses(2)(3)	1.27%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$129	$403	$697	$1,534

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

–  67  –

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Wellington Management and Waddell & Reed Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite (for Kenneth Abrams’ approach)	35.14%, 4Q 1999	-22.23%, 3Q 2001
Wellington Management Composite (for Steven Angeli’s approach)	42.20%, 4Q 1999	-24.20%, 3Q 2001
Waddell & Reed Composite	44.07%, 4Q 1999	-22.27%, 3Q 2001

Wellington Management and Waddell & Reed Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite (for Kenneth Abrams’ approach) Class L*	15.71%	10.18%	14.74%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

			Since Inception (1/1/98)
Wellington Management Composite (for Steven Angeli’s approach) Class L*	13.12%	9.92%	11.49%

Russell 2000 Growth Index^	13.35%	6.93%	4.02%
Russell 2000 Index^^	18.37%	11.39%	8.09%

			Ten Years
Waddell & Reed Composite Class L*	3.07%	6.87%	17.66%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-Sub-Adviser of the Fund on December 3, 2001. Each Sub-Adviser’s composite performance does not represent the historical performance of the MassMutual Select Small Cap Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  68  –

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MassMutual Select Small Company Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, between $33.03 million and $3.82 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

In selecting securities, Mazama Capital Management, Inc. (“Mazama”) seeks undiscovered and/or underappreciated companies that have one or all of the following characteristics: strong management team, the ability to attract talented employees, the best or one of the best in their industry, strong financials and financial trends and significant ownership by officers and directors. Mazama utilizes a proprietary Price Performance Model to assist it in identifying securities in which to invest.

Eagle Asset Management, Inc. (“Eagle”) uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring. Securities will be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proved incorrect or if the industry dynamics have negatively changed.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 96.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 29.98% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.00% for the quarter ended September 30, 2002.

–  70  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (12/31/01)
Return Before Taxes – Class L	15.28%	5.57%	5.57%
Return After Taxes on Distributions – Class L	14.14%	4.49%	4.49%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	11.38%	4.31%	4.31%

Russell 2000® Growth Index^	13.35%	6.93%	6.67%
Russell 2000 Index^^	18.37%	11.39%	11.15%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.45%
Total Annual Fund Operating Expenses(2)(3)	1.30%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$132	$412	$713	$1,568

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  71  –

Mazama and Eagle Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Mazama Composite	41.54%, 4Q 2001	-	34.85%, 3Q 2001
Eagle Composite	27.05%, 2Q 1999	-	25.74%, 3Q 1998

Mazama and Eagle Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Mazama Composite Class L*	9.86%	3.69%	10.20%
Eagle Composite Class L*	20.66%	9.87%	7.74%

Russell 2000 Growth Index^	13.35%	6.93%	4.88%
Russell 2000 Index^^	18.37%	11.39%	9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  72  –

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MassMutual Select Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging growth companies. For this Fund, emerging growth companies are those whose market capitalizations, at the time of purchase, are less than or equal to the capitalization of the company with the largest capitalization in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2007, $3.82 billion. The identity or capitalization of the company with the largest capitalization in either index will fluctuate as market prices increase or decrease. The Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in either index. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund will generally invest in industry segments experiencing rapid growth and will likely have a portion of its assets in technology and technology-related stocks. The Fund may invest in both domestic and foreign securities. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Delaware Management Company (“DMC”) uses a bottom-up approach to security selection that seeks companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to be leaders, in their respective industries. DMC searches for outstanding performance of individual stocks before considering the impact of economic trends. DMC looks at estimated growth rates, price-to-earnings ratios, market capitalization and cash flows as DMC strives to determine how attractive a company is relative to other companies.

DMC researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors DMC thinks are best for the Fund. Once DMC identifies securities that have attractive characteristics, it further evaluates the company. DMC looks at the capability of the management team, the strength of the company’s position within its industry, the potential for the company to develop new products or markets, how high the company’s return on equity is, and how stringent the company’s financial and accounting polices are.

DMC relies on its own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. DMC’s goal is to select companies that are likely to perform well over an extended time frame.

Insight Capital Research & Management, Inc. (“Insight Capital”) uses a disciplined, three-step process to evaluate the investable domestic universe of actively traded public companies. The process includes quantitative analysis, fundamental analysis, and a stock price performance analysis. Insight Capital’s approach to portfolio construction is based entirely on a “bottom-up” approach. Insight Capital typically invests in a portfolio containing 40-60 stocks.

Insight Capital considers companies that:

•	are rapidly growing Sales and Earnings;

•	show attractive relative risk/return characteristics;

•	have highly defensible competitive advantages;

•	have strong management teams; and

•	have stocks with good relative performance

Insight Capital may sell a security when its performance deteriorates relative to the market. A security may also be sold if the company’s fundamental attractiveness weakens – this may include slowing earnings growth, or a prospective slowing of earnings growth.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 96.

–  74  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 30.43% for the quarter ended December 31, 2001 and the lowest quarterly return was -30.58% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes –Class L	5.51%	0.61%	-	6.65%
Return After Taxes on Distributions – Class L	5.51%	0.61%	-	6.65%
Return After Taxes on Distributions and Sale of Fund Shares –Class L	3.58%	0.52%	-	5.47%

Russell 2000® Growth Index^	13.35%	6.93%		0.03%
Russell 2000 Index^^	18.37%	11.39%		8.22%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Going forward, the Fund’s performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are Deducted from Fund assets) (% of average net assets)
Management Fees	.79%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.42%
Total Annual Fund Operating Expenses(2)(3)	1.21%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$123	$384	$665	$1,466

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

–  75  –

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Prior Performance for Similar Accounts managed by Insight Capital and DMC or certain of its affiliates*

The bar chart illustrates the variability of returns achieved by Insight Capital and DMC or certain of its affiliates for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
DMC Composite	27.18%, 4Q 2001	-28.72%, 3Q 2001
Insight Capital Composite	51.58%, 4Q 1999	-30.80%, 4Q 2000

Average Annual Total Returns for Similar Accounts managed by Insight Capital and DMC or certain of its affiliates*

(for the periods ended December 31, 2006)

The table compares investment results for accounts managed by Insight Capital and DMC or certain of its affiliates with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (7/1/00)
DMC Composite
Class L*	9.43%	7.30%		2.87%

Russell 2000 Growth Index^	13.35%	6.93%	-	0.43%
Russell 2000 Index^^	18.37%	11.39%		8.05%

			Ten Years
Insight Capital Composite
Class L*	18.94%	16.24%		14.58%

Russell 2000 Growth Index^	13.35%	6.93%		4.88%
Russell 2000 Index^^	18.37%	11.39%		9.44%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser or, in the case of DMC, certain of its affiliates, with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class, including sales loads. For DMC, the composite includes portfolios that are registered investment companies whose performance has been calculated gross of fees and adheres to Global Investment Performance Standards. The bar chart is based on Class L expenses. DMC and Insight Capital replaced RS Investment Management, L.P. as co-sub-advisers of the Fund in July 2006. The composite performance does not represent the historical performance of the MassMutual Select Emerging Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Diversified International Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), through the investment professionals of its Bernstein unit, to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, AllianceBernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. AllianceBernstein’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend paying capability is the heart of the fundamental value approach. AllianceBernstein’s fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company’s competitive position in a global context.

AllianceBernstein’s staff of company and industry analysts develop earnings estimates and financial models for each company analyzed. AllianceBernstein identifies and quantifies the critical variables that influence a business’s performance and uses this research insight to forecast each company’s long-term prospects and expected returns. As one of the largest multinational investment firms, AllianceBernstein has global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company’s financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Fund’s portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company’s future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. Once AllianceBernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return.

The Fund does not simply purchase the top-ranked securities. Rather, AllianceBernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. AllianceBernstein’s quantitative analysts build valuation and risk models to ensure that the Fund’s portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, AllianceBernstein selects those top-ranked securities that also tend to diversify the Fund’s risk.

A disparity between a company’s current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, AllianceBernstein also analyzes relative return trends (also called “momentum”) so as to better time new purchases and sales of securities.

–  78  –

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts. Currency forward contracts may be purchased, such that net exposure to an individual currency exceeds the underlying stock investments in that country.

A security generally will be sold when it reaches fair value. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements and the Fund may invest in depositary receipts and equity linked notes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 96.

Annual Performance

The Fund began operations December 14, 2006, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.90%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.34%
Total Annual Fund Operating Expenses	1.24%

Less Expense Reimbursement	(.07%	)
Net Fund Expenses(2)(3)	1.17%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$119	$387

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  79  –

AllianceBernstein

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.68% for the quarter ended June 30, 2003 and the lowest was -18.75% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite
Class L*	31.30%	22.89%	13.78%

			Since Inception (1/1/01)
MSCI® ACWI® ex US^	26.65%	16.42%	9.43%

* Performance shown is a composite of all fee-paying institutional discretionary accounts managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class, including sales loads. The bar chart is based on Class L expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified International Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex US is an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Overseas Fund

Investment Objective

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s two Sub-Advisers, Massachusetts Financial Services Company (MFS®1) and Harris Associates L.P. (“Harris”), are each responsible for a portion of the portfolio, but not necessarily equal weighted. Each focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins and/or capital efficiency. The Sub-Advisers also consider the macroeconomic outlook for various regional economies.

For MFS, a company’s principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in, a country, (b) has its principal securities trading markets in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the Fund’s assets in companies of any size.

MFS uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Harris utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings (after adjusting for cyclical influences) and asset value. A company must be selling at 30% or greater discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 96.

1MFS® is a registered trademark of Massachusetts Financial Services Company.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

–  82  –

During the periods shown above, the highest quarterly return for the Fund was 20.67% for the quarter ended June 30, 2003 and the lowest quarterly return was –21.17% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/01)
Return Before Taxes – Class L	27.66%	13.90%	8.81%
Return After Taxes on Distributions – Class L	26.08%	13.12%	8.15%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	20.12%	12.07%	7.57%

MSCI® EAFE®^	26.34%	14.98%	9.93%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI® EAFE® is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.36%
Total Annual Fund Operating Expenses(2)	1.36%

Less Expense Reimbursement(3)	(.10%	)
Net Fund Expenses(4)	1.26%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class L	$128	$421	$735	$1,626

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of other expenses through March 31, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  83  –

Harris and MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	25.60%, 2Q 2003	-23.04%, 3Q 2002
MFS Composite	26.40%, 4Q 1999	-15.98%, 3Q 1998

Harris and MFS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite Class L*	30.21%	17.05%	12.20%

MSCI EAFE^	26.34%	14.98%	7.71%

MFS Composite Class L*	27.75%	15.82%	10.26%

MSCI EAFE^	26.34%	14.98%	7.71%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. The bar chart is based on Class L expenses. MFS replaced American Century Global Investment Management, Inc. as one of the Fund’s Sub-Advisers on September 13, 2005. The composite performance does not represent the historical performance of the MassMutual Select Overseas Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Destination Retirement Funds

MassMutual Select Destination Retirement Income Fund

Investment Objective

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors already in retirement.

•

Assets are allocated among Underlying Funds according to a stable target asset allocation strategy that emphasizes fixed income and money market funds but also includes a smaller allocation to equity funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 96.

MassMutual Select Destination Retirement 2010 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

1 Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2010.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2010).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 96.

MassMutual Select Destination Retirement 2020 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2020.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2020).

–  86  –

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 96.

MassMutual Select Destination Retirement 2030 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2030.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2030).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 96.

1 Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

MassMutual Select Destination Retirement 2040 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2040.

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2040).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 96.

More Principal Investment Strategies and Risks

MassMutual invests each Destination Retirement Fund’s assets in a combination of domestic and international Underlying Funds. The Destination Retirement Funds differ primarily due to their asset allocations among these fund types.

MassMutual allocates the assets of each Destination Retirement Fund with a target retirement date (Destination Retirement 2010, Destination Retirement 2020, Destination Retirement 2030, and Destination Retirement 2040) among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund’s name refers to the approximate retirement year of the investors for whom the fund’s asset allocation strategy is designed.

–  87  –

For example, Destination Retirement 2030, which is designed for investors planning to retire around the year 2030, currently has an aggressive target asset allocation (relative to the other Destination Retirement Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed-income funds. By contrast, Destination Retirement 2010 currently has a more conservative target asset allocation, with less than half of its assets invested in equity funds and the majority of its assets invested in fixed-income and money market funds.

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds.

When the target asset allocation of another Destination Retirement Fund matches Destination Retirement Income’s target asset allocation (approximately five to ten years after the fund’s retirement date), it is expected that the fund will be combined with Destination Retirement Income and the fund’s shareholders will become shareholders of Destination Retirement Income. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the funds is in the best interests of the funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders.

MassMutual intends to manage each Destination Retirement Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for any Destination Retirement Fund and modify the selection of Underlying Funds for any Destination Retirement Fund from time to time.

The following table contains guidelines designed to help investors select an appropriate Destination Retirement Fund. The guidelines are based on the year in which the investor anticipates his or her retirement to begin and assume a retirement age of 65.

Retirement Year	Fund
Retired before 2006	Destination Retirement Income
2006-2015	Destination Retirement 2010
2016-2025	Destination Retirement 2020
2026-2035	Destination Retirement 2030
2036-2045	Destination Retirement 2040

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The following table lists each Destination Retirement Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of March 16, 2007. The table also lists the approximate asset allocation, as of March 16, 2007, to certain Underlying Funds in which a Destination Retirement Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040

Equity	25.1%	37.0%	56.0%	80.0%	97.0%
Domestic Equity
Select Fundamental Value (Wellington)	1.4%	1.8%	4.0%	7.6%	9.9%
Select Large Cap Value (Davis)	0.5%	1.0%	2.2%	4.1%	5.3%
Select Diversified Value (AllianceBernstein)	1.0%	1.0%	2.3%	4.2%	5.5%
Premier Enhanced Index Value (Babson Capital)	2.9%	5.9%	5.8%	4.9%	5.9%
Select Growth Equity (GMO)	3.1%	4.3%	4.2%	6.6%	7.6%
Select Aggressive Growth (Sands Capital/DMC)	1.1%	1.4%	3.0%	6.1%	7.5%
Premier Enhanced Index Growth (Babson Capital)	0.6%	2.6%	3.8%	4.6%	6.0%
Select Mid-Cap Value (Cooke & Bieler)	1.0%	2.1%	4.1%	4.1%	5.1%

International Equity
Select Overseas (Harris/MFS)	2.6%	3.7%	2.6%	8.2%	9.7%
Select Diversified International (AllianceBernstein)	1.2%	1.8%	5.8%	3.9%	4.6%

Fixed Income & Short Term/Money Market	74.9%	63.0%	44.0%	20.0%	3.0%
Premier Core Bond (Babson Capital)	18.0%	16.1%	12.4%	4.4%	0.6%
Premier Diversified Bond (Babson Capital)	14.4%	12.8%	10.0%	4.4%	0.6%
Premier Inflation-Protected Bond (Babson Capital)	19.0%	15.1%	13.1%	8.0%	1.0%
Premier Short-Duration Bond (Babson Capital)	15.0%	11.0%	6.0%	1.0%	0.0%
Premier Money Market (Babson Capital)	5.0%	5.0%	0.0%	0.0%	0.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other underlying MassMutual Funds in which the Destination Retirement Funds currently invest include: Premier Value (OFI Institutional), Select Blue Chip Growth (T. Rowe Price), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Growth Equity (Navellier), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSgA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier International Equity (OFI Institutional) and Premier Strategic Income (OFI Institutional).

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The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity and fixed-income funds as of the date of this prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target allocations and underlying investment options and may, at any time, change the target allocations or deem it appropriate to deviate from the target allocations. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

–  90  –

MassMutual Select Destination Retirement Income Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 3.82% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.17% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class L	5.34%	5.02%
Return After Taxes on Distributions – Class L	4.47%	3.91%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	4.30%	3.79%

Custom Destination Income Index^	7.71%	6.15%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

MassMutual Select Destination Retirement 2010 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 5.06% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.02% for the quarter ended June 30, 2006.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class L	6.69%	6.11%
Return After Taxes on Distributions – Class L	5.43%	5.09%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	4.73%	4.72%

Custom Destination 2010 Index^	9.30%	7.30%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

–  91  –

MassMutual Select Destination Retirement 2020 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 7.07% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.76% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class L	7.87%	7.79%
Return After Taxes on Distributions – Class L	6.71%	6.84%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	5.77%	6.28%

Custom Destination 2020 Index^	11.68%	9.03%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

MassMutual Select Destination Retirement 2030 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 9.53% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.43% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class L	9.93%	9.75%
Return After Taxes on Distributions – Class L	8.99%	9.08%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	7.27%	8.18%

Custom Destination 2030 Index^	14.80%	11.26%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

–  92  –

MassMutual Select Destination Retirement 2040 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Taxes are not included in the calculations of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

Class L Shares

During the periods shown above, the highest quarterly return for the Fund was 10.86% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.84% for the quarter ended September 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2006)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class L	11.58%	10.95%
Return After Taxes on Distributions – Class L	10.62%	10.36%
Return After Taxes on Distributions and Sale of Fund Shares – Class L	8.70%	9.32%

Custom Destination 2040 Index^	16.94%	12.64%
Lipper Balanced Fund Index^^	11.60%	8.59%
Lehman Brothers® Aggregate Bond Index^^^	4.33%	3.73%
S&P 500® Index^^^^	15.78%	10.50%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Custom Destination Income Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Lehman Brothers® Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement Income Fund.

The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2010 Fund.

The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2020 Fund.

The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2030 Fund.

The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2040 Fund.

The MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

The Dow Jones Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual Funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

–  93  –

Expense Information

Destination Retirement Income

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.17%
Acquired Fund Fees and Expenses(1)	.65%
Total Annual Fund Operating Expenses(2)(3)	.87%

Destination Retirement 2010

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.22%
Acquired Fund Fees and Expenses(1)	.69%
Total Annual Fund Operating Expenses(2)(3)	.96%

Destination Retirement 2020

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.19%
Acquired Fund Fees and Expenses(1)	.74%
Total Annual Fund Operating Expenses(2)(3)	.98%

Destination Retirement 2030

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.20%
Acquired Fund Fees and Expenses(1)	.84%
Total Annual Fund Operating Expenses(2)(3)	1.09%

Destination Retirement 2040

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.20%
Acquired Fund Fees and Expenses(1)	.88%
Total Annual Fund Operating Expenses(2)(3)	1.13%

Examples

These examples are intended to help you compare the cost of investing in the Destination Retirement Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s net operating expenses, which include the weighted average of the net operating expenses of each of the underlying MassMutual Funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Destination Retirement Income

	1 Year	3 Years	5 Years	10 Years
Class L	$89	$278	$482	$1,073

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2010

	1 Year	3 Years	5 Years	10 Years
Class L	$98	$306	$531	$1,178

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2020

	1 Year	3 Years	5 Years	10 Years
Class L	$100	$312	$542	$1,201

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

–  94  –

Destination Retirement 2030

	1 Year	3 Years	5 Years	10 Years
Class L	$111	$347	$601	$1,329

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Destination Retirement 2040

	1 Year	3 Years	5 Years	10 Years
Class L	$115	$359	$622	$1,375

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  95  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Bond Fund and the Destination Retirement Funds are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

Except for the Strategic Bond Fund, all of the Funds are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Bond Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Strategic Bond Fund invests in foreign debt securities and, accordingly, is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the funds, their investments and the related risks.

–  96  –

•	Management Risk. All the Funds, other than the Indexed Equity Fund and the OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Tracking Error Risk. There are several reasons that the Indexed Equity Fund’s or the OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Bond Fund to the extent the Fund invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may be subject to liquidity risk.

•

Derivative Risk.  All Funds may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments

–  97  –

or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•	Non-Diversification Risk. Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Value Equity Fund, the Aggressive Growth Fund and the Focused Value Fund are actively managed non-diversified funds. Each Fund’s Sub-Adviser uses a strategy of limiting the number of companies which the Fund will hold. The OTC 100 Fund also is considered a non-diversified fund. It attempts to satisfy its investment objective of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds, are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

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•	Emerging Markets Risk. The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies or for the Diversified International Fund to the extent it buys currencies in excess of underlying equities. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Strategic Balanced Fund, Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement

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Funds generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. These Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Diversified International Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Over-the-Counter Risk. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s fee is based.

•	Portfolio Turnover Risk. Changes are made in a Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund’s portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this generally increases tax liability unless shares are held through a tax-deferred or exempt account. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

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Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk	Portfolio Turnover Risk

Strategic Bond Fund	X	X	X		X	X	X		X	X	X					X	X

Strategic Balanced Fund	X	X	X		X	X	X		X	X	X	X				X	X

Diversified Value Fund	X	X	X				X		X					X		X

Fundamental Value Fund	X	X	X			X	X		X	X	X			X		X

Large Cap Value Fund	X	X	X				X		X		X			X		X

Value Equity Fund	X	X	X			X	X	X	X	X	X			X		X	X

Indexed Equity Fund	X	X		X			X		X		X		X			X

Core Opportunities Fund	X	X	X				X		X		X		X	X		X

Blue Chip Growth Fund	X	X	X				X		X		X		X			X

Large Cap Growth Fund	X	X	X			X	X		X	X	X		X			X

Growth Equity Fund	X	X	X				X						X			X	X

Aggressive Growth Fund	X	X	X			X	X	X	X	X	X	X	X			X

OTC 100 Fund	X	X		X		X	X	X				X	X		X	X

Focused Value Fund	X	X	X			X	X	X	X			X		X		X

Mid-Cap Value Fund	X	X	X			X	X		X			X		X		X

Small Cap Value Equity Fund	X	X	X			X	X		X		X	X		X		X

Small Company Value Fund	X	X	X			X	X		X		X	X		X		X

Small Cap Core Equity Fund	X	X	X			X	X		X		X	X	X	X		X

Mid Cap Growth Equity Fund	X	X	X			X	X		X		X	X	X			X	X

Mid Cap Growth Equity II Fund	X	X	X			X	X		X		X	X	X			X

Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X		X	X

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Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk	Portfolio Turnover Risk

Small Company Growth Fund	X	X	X			X	X		X	X	X	X	X			X	X

Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X			X	X

Diversified International Fund	X	X	X			X	X		X	X	X			X		X

Overseas Fund	X	X	X			X	X		X	X	X		X		X	X

Destination Retirement Income Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2010 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2020 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2030 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2040 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Bond Fund; .60% for the Strategic Balanced Fund; .50% for the Diversified Value Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; .70% for the Core Opportunities Fund; ..70% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .68% for the Growth Equity Fund; .73% for the Aggressive Growth Fund; .15% for the OTC 100 Fund; .69% for the Focused Value Fund; .70% for the Mid-Cap Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .75% for the Small Cap Core Equity Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .79% for the Emerging Growth Fund; .90% for the Diversified International Fund; 1.00% for the Overseas Fund; and .05% for each of the Destination Retirement Funds.

A discussion regarding the basis for the board of trustees approving any investment advisory contract of the Funds is available in either the Funds’ semi-annual report to shareholders dated June 30, 2006 or in the Funds’ annual report to shareholders dated December 31, 2006.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee range for Class L shares of the Funds is .1459% to .6244%.

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Bushard, CFA. Ms. Bushard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Bushard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Bushard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Bushard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified Value Fund, the Large Cap Growth Fund and the Diversified International Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA

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Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2006, AllianceBernstein managed approximately $717 billion in assets.

Marilyn G. Fedak

is a portfolio manager of the Diversified Value Fund and the Diversified International Fund, which are managed on a team basis. Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. From 1993 – 2000, Ms. Fedak was Chief Investment Officer for U.S. Value Equities. In 2003, she named John Mahedy, a Senior Vice President, her co-CIO. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak is also a Director of SCB Inc. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000. Early in her career at Bernstein, she played a key role in developing its US Diversified Value service. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983.

John P. Mahedy

is a portfolio manager of the Diversified Value Fund and the Diversified International Fund, which are managed on a team basis. Mr. Mahedy was named Co-CIO – US Value equities in 2003. He continues to serve as director of research – US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services briefly at Morgan Stanley for three years in the early 1990s.

Christopher W. Marx

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Marx is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group.

John D. Phillips, Jr.

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Phillips is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

Jason P. Ley

is a portfolio manager of the Large Cap Growth Fund. Mr. Ley, a Senior Vice President, was also a portfolio manager on the Global/International Large Cap Growth teams from 2002 through September 2004. Prior to joining the US Large Cap Growth team at AllianceBernstein in 2000, Mr. Ley was a senior market analyst for Medtronic Corporation in Minneapolis. In addition, Mr. Ley previously developed and operated a chain of retail stores in southern Arizona for five years.

Stephanie Simon

is a portfolio manager of the Large Cap Growth Fund. Ms. Simon, a Senior Vice President, joined AllianceBernstein in 1998 as a member of the US Large Cap Growth portfolio management team after serving as chief investment officer for Sargent Management Company, a private investment firm in Minneapolis. Previously Ms. Simon was with First American Asset Management, the investment arm of US Bancorp, for four years. Prior to moving to Minneapolis, Ms. Simon was with Citicorp in New York, where she provided corporate finance for media and communications companies for four years.

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Henry S. D’Auria

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Mr. D’Auria, a Chartered Financial Analyst, was named co-CIO – International Value equities in 2003, adding to his responsibilities as CIO – Emerging Markets Value equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research – Small Cap Value equities and director of research – Emerging Markets Value equities. Mr. D’Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry.

Sharon E. Fay

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Ms. Fay, a Chartered Financial Analyst, joined Bernstein in 1990 as a research analyst, following the airline, lodging, trucking and retail industries, and has been Executive Vice President and Chief Investment Officer-Global Value Equities of AllianceBernstein since 2003, overseeing all portfolio management and research activities relating to cross-border and non-US value investment portfolios and chairing the Global Value Investment Policy Group. Until January 2006, Ms. Fay was Co-CIO – European and UK Value Equities. She also serves on AllianceBernstein’s Management Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources.

Kevin F. Simms

is a portfolio manager of the Diversified International Fund, which is managed on a team basis. Mr. Simms was named co-CIO – International Value equities in 2003, which he has assumed in addition to his role as director of research – Global and International Value equities, a position he has held since 1999. Between 1998 and 2000, Mr. Simms served as director of research – Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities.

ClearBridge Advisors, LLC (“ClearBridge”), located at 399 Park Avenue, New York, NY 10022, manages a portion of the portfolio of the Strategic Balanced Fund. ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. As of December 31, 2006, ClearBridge had $115.8 billion in assets under management.

John G. Goode and Peter Hable

serve as co-portfolio managers and are responsible for the day-to-day management of a portion of the portfolio of the Strategic Balanced Fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management (“Davis Skaggs”), a division of ClearBridge, and a managing director of ClearBridge. He has 37 years of investment experience. Mr. Hable is the President of Davis Skaggs and a managing director of ClearBridge. He has 23 years of investment experience.

Clover Capital Management, Inc. (“Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. As of December 31, 2006, Clover, founded in 1984, managed approximately $2.6 billion in assets for individuals, employee benefit plans, endowments and foundations.

Lawrence R. Creatura

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, is a specialist in portfolio construction and risk control. Mr. Creatura conducts investment research in real estate related industries and contributes to Clover’s quantitative research work. Prior to joining Clover in 1994, Mr. Creatura spent several years in laser research for medical applications.

Michael E. Jones

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Jones, a Chartered Financial Analyst, is the Chief Executive Officer and a co-founder of Clover. Mr. Jones’ primary role is Director of

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Investment Strategy, where he oversees Clover’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mr. Jones conducts equity research in the Health Care sector.

Stephen K. Gutch

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch, a Chartered Financial Analyst, conducts investment research in both the Financial Services and Consumer Discretionary sectors. Prior to joining Clover in 2003, Mr. Gutch worked as an analyst for Continental Advisors, LLC where he co-managed and conducted research for the firm’s financial services hedge fund. Previous to this, he spent five years with Fulcrum Investment Group, LLC in Chicago where he managed their financial services portfolio.

Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, manages the investments of the Mid-Cap Value Fund and a portion of the portfolio of the Focused Value Fund. As of December 31, 2006, Cooke & Bieler had approximately $9.2 billion in assets under management.

Michael M. Meyer

is the co-lead portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Meyer, a Chartered Financial Analyst, began his career at Sterling Capital Management as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst.

James R. Norris

is the co-lead portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Norris spent nearly ten years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Kermit S. Eck

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Eck, a Chartered Financial Analyst, joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst.

Edward W. O’Connor

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. O’Connor, a Chartered Financial Analyst, spent three years at Cambiar Investors in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst.

R. James O’Neil

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. O’Neil, a Chartered Financial Analyst, served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst.

Mehul Trivedi

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Trivedi, a Chartered Financial Analyst, was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

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Daren C. Heitman

is a portfolio manager of the Mid-Cap Value Fund and a portion of the Focused Value Fund. Mr. Heitman, a Chartered Financial Analyst, worked as an analyst and portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. He joined Cooke & Bieler in 2005 where he is currently a Portfolio Manager.

Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706 manages the investments of the Large Cap Value Fund. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Aggressive Growth Fund and the Emerging Growth Fund. DMC is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. (“Delaware Investments”). As of December 31, 2006, Delaware Investments had more than $150 billion in assets under management.

Jeffrey S. Van Harte

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Van Harte, a Chartered Financial Analyst, is a Senior Vice President and Chief Investment Officer – Focus Growth Equity. He joined Delaware Investments in April 2005 and is the chief investment officer for the firm’s Focus Growth Equity team responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management. Mr. Van Harte has been managing portfolios for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

Christopher J. Bonavico

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Bonavico, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 and is a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

Christopher M. Ericksen

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Ericksen, a Chartered Financial Analyst, is a Vice President, Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Prislin, a Chartered Financial Analyst, is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware

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Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

Marshall T. Bassett

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Bassett, a Senior Vice President and Chief Investment Officer—Emerging Growth Equity, joined Delaware Investments in 1997 and leads the firm’s Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company.

Steven G. Catricks

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Catricks, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He joined Delaware Investments in 2001 and handles research and analysis in the technology sector for the firm’s Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial from 1999 to 2000, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years.

Barry S. Gladstein

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Gladstein, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He joined Delaware Investments in 1995 and is a portfolio manager in the energy, industrials and material sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young.

Christopher M. Holland

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Holland, a Vice President and Portfolio Manager, joined Delaware Investments in 2001 and is a portfolio manager in the business services sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year.

Steven T. Lampe

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Lampe, a Certified Public Accountant, is a Vice President and Portfolio Manager. He joined Delaware Investments in 1995 and is a portfolio manager in the business and financial services and healthcare sectors of the firm’s Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms.

Rudy D. Torrijos III

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Torrijos, a Vice President and Portfolio Manager, joined Delaware Investments in July 2005 where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles.

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Lori P. Wachs

is a portfolio manager of a portion of the Emerging Growth Fund. Ms. Wachs, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. She joined Delaware Investments in 1992 and is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992.

Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, manages a portion of the portfolio of the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company. As of December 31, 2006, Eagle managed approximately $13.03 billion in assets.

Bert L. Boksen

is the portfolio manager of a portion of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has over 27 years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen began his investing career as an analyst at Standard and Poor’s.

EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid- and large-cap equity investment products as well as fixed income products. As of December 31, 2006, Earnest Partners advised approximately $25.9 billion in assets.

Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing over $25 billion. In 1993, he developed Return Pattern Recognition®, the investment methodology used to select equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over twenty-five years of investment experience.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, manages the investments of the Value Equity Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. In addition, FMR Co., Inc. (“FMRC”) serves as sub-subadviser for the Fund. FMRC will be primarily responsible for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2006, FMR managed $1,234.0 billion in mutual fund assets.

Ciaran O’Neill

is the portfolio manager of the Value Equity Fund, which he has managed since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001, he has served as a portfolio manager for mutual funds and other accounts. Mr. O’Neill left Fidelity briefly in April of 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May of 2005 as a portfolio manager of mutual funds and separate accounts.

Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, New York, New York 10005, manages the investments of the Small Cap Core Equity Fund. As of December 31, 2006, the Investment Management Division of Goldman, Sachs & Co., which includes GSAM as a business unit, had $664.4 billion in total assets under management (excludes seed capital and assets under supervision). GSAM reported $627.6 billion in total assets under management and/or distribution as of December 31, 2006 (including seed capital and excluding assets under supervision).

Robert C. Jones

is a portfolio manager of the Small Cap Core Equity Fund. Mr. Jones, a Chartered Financial Analyst, is a

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Managing Director of GSAM and the Chief Investment Officer of the Global Quantitative Equity (“GQE”) Group. He has over 25 years of investment experience and developed the original model and investment process for GQE in the late 1980s and has been responsible for overseeing their continuing development and evolution ever since. Prior to joining GSAM in 1989, Mr. Jones was the Senior Quantitative Analyst in the Investment Research Department and the author of the monthly Stock Selection publication. Before joining Goldman Sachs in 1987, he conducted quantitative research for both a major investment banking firm and an options consulting firm.

Melissa R. Brown

is a portfolio manager of the Small Cap Core Equity Fund. Ms. Brown, a Chartered Financial Analyst, is a Managing Director of GSAM and a Senior Portfolio Manager of the GQE Group where she is responsible for US and Global portfolios. As a member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown has 24 years of industry experience and joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm’s Investment Policy Committee.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110, manages the investments of the Growth Equity Fund. As of December 31, 2006, GMO had approximately $141 billion in assets under management.

Day-to-day management of the Growth Equity Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division’s team members work collaboratively to manage the Fund’s portfolio. Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio. Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO’s Emerging Markets Division.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investments of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of IXIS Asset Management US Group L.P. (“IXIS US Group”). IXIS US Group is a wholly-owned subsidiary of IXIS Asset Management. Harris managed approximately $68.5 billion in assets as of December 31, 2006.

Robert Levy

is primarily responsible for the day-to-day management of a portion of the Focused Value Fund. Mr. Levy, a Chartered Financial Analyst, is the Chairman and Chief Investment Officer of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Michael J. Mangan

assists Mr. Levy in the day-to-day management of a portion of the Focused Value Fund. Mr. Mangan, a Chartered Financial Analyst and Certified Public Accountant with over 17 years of investment experience, is a partner of Harris and joined the firm in 1997.

David G. Herro

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Chief Investment Officer, International Equities. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

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Chad M. Clark

is a portfolio manager of a portion of the Overseas Fund. Mr. Clark, a Chartered Financial Analyst, joined Harris as an analyst in 1995. Prior to joining Harris, Mr. Clark worked as a financial analyst for William Blair & Company from 1994-1995.

Insight Capital Research & Management, Inc. (“Insight Capital”), located at 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596, manages a portion of the portfolio of the Emerging Growth Fund. Insight Capital is an employee-owned investment firm. As of December 31, 2006, Insight Capital had approximately $916.44 million in assets under management.

Lee Molendyk

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Molendyk, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio Team. He is also a member of Insight Capital’s Investment Committee. Prior to joining Insight Capital in 1999, he worked as a Financial Advisor at Morgan Stanley.

Lance Swanson

is a portfolio manager of a portion of the Emerging Growth Fund. Mr. Swanson, a Vice President and Portfolio Manager, is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio team. He is also a member of Insight’s Investment Committee. Mr. Swanson first joined Insight in 1996. From late 2000 until early 2002, he worked for Thomas Weisel Partners in San Francisco and then rejoined Insight in 2002.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, manages a portion of the portfolio of the Overseas Fund. MFS had approximately $187 billion in assets under management as of December 31, 2006. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

David R. Mannheim

is a portfolio manager of a portion of the Overseas Fund. Mr. Mannheim, a Senior Vice President of MFS, is a Director of Equity Portfolio Management and serves on MFS’ Investment Management Committee. Mr. Mannheim joined MFS in 1988 as an equity research analyst following non-U.S. securities before becoming a portfolio manager in 1992. Prior to joining MFS, Mr. Mannheim worked as a lending officer for Midatlantic National Bank.

Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, a Senior Vice President of MFS, is a Director of Asian Research. Mr. Smith joined MFS in 1994 as an equity research analyst following European securities before becoming a portfolio manager in 2001. Prior to joining MFS, Mr. Smith was a Senior Consultant for Andersen Consulting.

Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258, manages a portion of the portfolio of the Small Company Growth Fund. The firm focuses solely on small cap investing and has managed small cap portfolios since 1993. As of December 31, 2006, Mazama had approximately $7.3 billion in assets under management.

Ronald A. Sauer

is the senior portfolio manager of a portion of the Small Company Growth Fund. Mr. Sauer has been the President of Mazama and a Senior Portfolio Manager since 1997. Previously, Mr. Sauer was the President and Director of Research of Black & Company, Inc. from 1983 to 1997 and managed the small cap growth product that Mazama purchased from 1993-1997.

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Stephen C. Brink

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Brink, a Senior Vice President of Mazama and a Chartered Financial Analyst, joined Mazama in 1997. Previously, Mr. Brink was the Chief Investment Officer of U.S. Trust Company of the Pacific Northwest, where he worked from 1984 to 1997.

Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501 manages the investments of the Mid Cap Growth Equity Fund. Navellier was organized in 1987 and, as of December 31, 2006, managed approximately $4.89 billion in investor funds, including other mutual funds. Navellier is owned and controlled by its sole shareholder, Louis G. Navellier.

Michael Borgen

is the portfolio manager primarily responsible for the day-to-day management of the Mid Cap Growth Equity Fund. He has 12 years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. In addition, Mr. Borgen conducts ongoing research enhancements of Navellier’s quantitative investment process and works on product development.

Louis G. Navellier

is the Chairman and CEO of Navellier. He sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Fund’s portfolio management activities. Mr. Navellier refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Fund. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, IL 60603, manages the investments of the Indexed Equity Fund and the OTC 100 Fund. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

Brent Reeder

is primarily responsible for the day-to-day management of the Indexed Equity Fund and the OTC 100 Fund. Mr. Reeder is a Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

Sands Capital Management, LLC (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209, manages a portion of the portfolio of the Aggressive Growth Fund. As of December 31, 2006, Sands Capital had approximately $19.63 billion in assets under management.

Frank M. Sands, Sr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Sr., Chairman, CEO, and co-founder of Sands Capital, has been the portfolio manager for Sands Capital’s large capitalization growth stock strategy since the firm was formed in 1992. He has 37 years of investment management experience and is a Chartered Financial Analyst.

David E. Levanson

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Levanson, Senior Portfolio Manager and Director of U.S. Mutual Funds, re-joined Sands Capital in September 2002. Before re-joining the firm, Mr. Levanson was a Research Analyst for MFS Investment Management. Mr. Levanson is a Chartered Financial Analyst.

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Frank M. Sands, Jr.

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sands, Jr., President, Director of Research, and Senior Portfolio Manager, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands, Jr. is a Chartered Financial Analyst.

A. Michael Sramek

is a portfolio manager of a portion of the Aggressive Growth Fund. Mr. Sramek, Portfolio Manager and Research Analyst, has been with Sands Capital since April 2001. Before joining Sands Capital, he was a Research Analyst with Mastrapasqua & Associates and previously an Associate in Plan Sponsor Services with BARRA/RogersCasey from 1995 to 1998. Mr. Sramek is a Chartered Financial Analyst.

SSgA Funds Management, Inc. (“SSgA FM”), located at One Lincoln Street, 33rd Floor, Boston, Massachusetts 02111, manages the investments of the Small Cap Value Equity Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2006, SSgA FM had over $123.4 billion in assets under management. This strategy is managed by the SSgA Global Enhanced Equity Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the strategy:

Ric Thomas

is a Principal of State Street Global Advisors and SSgA FM where he is a Deputy Department Head in the Enhanced Equity Group. Mr. Thomas, a Chartered Financial Analyst, focuses on managing both large-cap and small-cap strategies, as well as providing research on SSgA’s stock-ranking models. Prior to joining SSgA in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, he was an assistant economist at the Federal Reserve Bank of Kansas City where he operated the Bank’s econometric forecasting model and reported to the senior staff on national economic conditions. Mr. Thomas has been working in the investment management field since 1990.

Chuck Martin

is a Principal of State Street Global Advisors and SSgA FM. Mr. Martin, a Chartered Financial Analyst, is a portfolio manager in the firm’s Global Enhanced Equities group. He provides research and portfolio management support for multiple investment strategies. Prior to joining SSgA, Mr. Martin was an equity analyst at SunTrust Equitable Securities where he covered technology companies. He has also held various positions at Scudder and Putnam Investments. Mr. Martin has worked in the investment industry since 1993.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2006, T. Rowe Price had approximately $334.7 billion in assets under management.

Larry J. Puglia

is the portfolio manager for the Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

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Brian W.H. Berghuis

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

Donald J. Peters

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Peters, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is also a portfolio manager for major institutional relationships with T. Rowe Price’s structured active and tax-efficient strategies, including the T. Rowe Price Tax-Efficient Balanced, Growth, and Multi-Cap Funds. Mr. Peters is a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1993.

Preston G. Athey

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114, manages the investments of the Core Opportunities Fund. Victory, a New York corporation registered as an investment adviser with the SEC, is a second-tier subsidiary of KeyCorp. As of December 31, 2006, Victory and its affiliates managed approximately $60.9 billion of assets for individual and institutional clients.

Lawrence G. Babin

is the lead portfolio manager of the Core Opportunities Fund. Mr. Babin, a Chartered Financial Analyst Charter Holder, is a Chief Investment Officer and Senior Managing Director of Victory and has been with Victory or an affiliate since 1982.

Paul D. Danes

is the portfolio manager of the Core Opportunities Fund. Mr. Danes is a Senior Portfolio Manager and Managing Director of Victory and has been associated with Victory or an affiliate since 1987.

Carolyn M. Rains

is the associate portfolio manager of the Core Opportunities Fund. Ms. Rains is a Portfolio Manager and a Managing Director of Victory and has been with Victory or an affiliate since 1998.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2006, Waddell & Reed had more than $47 billion in assets under management.

Mark G. Seferovich

is responsible, along with Mr. McQuade, for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and assistant portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. McQuade is also portfolio manager of the Waddell & Reed Target Small Cap Growth Portfolio and assistant portfolio manager of Waddell & Reed’s small cap style. He joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

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Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

John R. Ryan

has served as portfolio manager of the Fundamental Value Fund since 2001. Mr. Ryan, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1981.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Mario E. Abularach

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.

Stephen C. Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.

Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101, manages the investments of the Strategic Bond Fund and a portion of the portfolio of the Strategic Balanced Fund. Western Asset, which concentrates exclusively on fixed-income investments, is a wholly-owned subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. As of December 31, 2006, Western Asset managed $574.6 billion in total fixed-income assets. Western Asset’s fixed-income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. The investment responsibilities of each sector team are distinct, yet success is derived from the constant interaction that unites the specialty groups into a cohesive whole. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. As of December 31, 2006, this team consisted of 139 professionals, led by:

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 29 years of industry experience, 16 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

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Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 25 years of industry experience, 15 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

Carl L. Eichstaedt

is also a portfolio manager of the Funds. Mr. Eichstaedt has 20 years of industry experience, 12 of them with the Firm. Previously, he worked as a portfolio manager at Harris Investment Management and Pacific Investment Management Company.

Edward A. Moody

is also a portfolio manager of the Funds. Mr. Moody has 30 years of industry experience, 21 of them with the Firm. Previously, he worked as a portfolio manager at the National Bank of Detroit.

Mark S. Lindbloom

is also a portfolio manager of the Funds. Mr. Lindbloom has 28 years of industry experience, 1 of them with the firm. Previously, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.

Western Asset Management Company Limited (“WAML”), a United Kingdom corporation, is located at 10 Exchange Square, London, UK EC2A 2EN. WAML manages the non-U.S. dollar denominated investments of the Strategic Bond Fund and of the portion of the portfolio of the Strategic Balanced Fund managed by Western Asset. WAML provides investment advice to mutual funds and other entities and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2006 WAML managed approximately $91.3 billion in assets and had 25 investment professionals.

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 29 years of industry experience, 16 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 25 years of industry experience, 15 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The Indexed Equity Fund also offers a sixth Class of shares (Class Z). The shares offered by this Prospectus are Class L shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of Class L, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class L shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if the Distributor or Adviser, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees. Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class L shares do not have deferred sales charges or any Rule 12b-1 fees.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class L shares to brokers or other financial intermediaries from its own resources

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at the time of sale. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class L shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class L shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Annual compensation paid on account of Class L shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Diversified International Fund or Overseas Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Diversified International Fund or Overseas Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of each Destination Retirement Fund consist primarily of shares of the underlying MassMutual Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary

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income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Diversified International Fund and the Overseas Fund, however, generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Each of the Diversified International Fund and the Overseas Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders of these funds may be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Investment Performance

Similar account performance for some of the Sub-Advisers is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Fund managed by the Sub-Adviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds. In addition, for all of the Sub-Advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The following chart summarizes the composite performance of each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Funds. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Funds’ Class L shares.

Sub-Adviser/Fund	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06
Western Asset Management Company/ Strategic Bond Fund	5.14%	4.60%	6.37%	7.09%

ClearBridge Advisors, LLC/ Strategic Balanced Fund	17.34%	9.49%	5.61%	9.14%

Western Asset Management Company/ Strategic Balanced Fund	4.89%	4.37%	6.15%	6.88%

AllianceBernstein L.P./ Diversified Value Fund	21.79%	13.80%	10.81%	N/A

Wellington Management Company, LLP/ Fundamental Value Fund	21.33%	12.91%	7.50%	10.16%

Davis Selected Advisers, L.P./ Large Cap Value Fund	14.95%	12.39%	9.12%	10.58%

Victory Capital Management Inc./ Core Opportunities Fund	13.73%	11.20%	7.53%	10.93%

T. Rowe Price Associates, Inc./ Blue Chip Growth Fund	9.50%	8.08%	4.32%	7.28%

AllianceBernstein L.P./ Large Cap Growth Fund	0.24%	7.17%	1.00%	6.76%

Grantham, Mayo, Van Otterloo & Co. LLC/ Growth Equity Fund	1.84%	3.30%	1.51%	6.00%

Sands Capital Management, LLC/ Aggressive Growth Fund	-6.30%	7.27%	3.80%	9.13%

Delaware Management Company/ Aggressive Growth Fund	1.90%	6.18%	0.84%	N/A

Harris Associates L.P./ Focused Value Fund	16.12%	9.47%	9.36%	14.48%

Cooke & Bieler, L.P./ Focused Value Fund	24.58%	13.64%	13.34%	N/A

Cooke & Bieler, L.P./ Mid-Cap Value Fund	24.49%	13.56%	13.26%	N/A

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Sub-Adviser/Fund	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06
SSgA Funds Management, Inc./ Small Cap Value Equity Fund	22.09%	17.26%	16.25%	N/A

Clover Capital Management, Inc./ Small Company Value Fund	15.66%	12.71%	10.37%	13.19%

T. Rowe Price Associates, Inc./ Small Company Value Fund	15.33%	15.55%	12.55%	N/A

EARNEST Partners, LLC/
Small Company Value Fund	9.37%	14.48%	16.00%	17.57%

Goldman Sachs Asset Management, L.P./
Small Cap Core Equity Fund	12.79%	11.50%	11.17%	N/A

Navellier & Associates, Inc./
Mid Cap Growth Equity Fund	5.32%	11.51%	7.36%	13.72%

T. Rowe Price Associates, Inc./
(Brian Berghuis’ approach)
Mid Cap Growth Equity II Fund	6.51%	13.04%	9.38%	11.51%

T. Rowe Price Associates, Inc./
(Donald Peters’ approach)
Mid Cap Growth Equity II Fund	9.08%	10.78%	7.25%	10.22%

Waddell & Reed Investment Management Company/
Small Cap Growth Equity Fund	3.07%	9.65%	6.87%	17.66%

Wellington Management Company, LLP/
(Kenneth Abrams’ approach)
Small Cap Growth Equity Fund	15.71%	12.37%	10.18%	14.74%

Wellington Management Company, LLP/
(Steven Angeli’s approach)
Small Cap Growth Equity Fund	13.12%	14.13%	9.92%	N/A

Eagle Asset Management, Inc./
Small Company Growth Fund	20.66%	13.68%	9.87%	7.74%

Mazama Capital Management, Inc./
Small Company Growth Fund	9.86%	3.77%	3.69%	10.20%

Delaware Management Company/
Emerging Growth Fund	9.43%	7.94%	7.30%	N/A

Insight Capital Research & Management, Inc./
Emerging Growth Fund	18.94%	14.01%	16.24%	14.58%

AllianceBernstein L.P./
Diversified International Fund	31.30%	25.92%	22.89%	N/A

Harris Associates L.P./
Overseas Fund	30.21%	20.37%	17.05%	12.20%

Massachusetts Financial Services Company/
Overseas Fund	27.75%	19.44%	15.82%	10.26%

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL SELECT STRATEGIC BOND FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$9.98		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.46	***	0.39	***	-
Net realized and unrealized gain (loss) on investments	(0.03)		(0.23)		-

Total income from investment operations	0.43		0.16		-

Less distributions to shareholders:
From net investment income	(0.40)		(0.18)		-

Net asset value, end of year	$10.01		$9.98		$10.00

Total Return(a)	4.31%		1.57%		0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$17,942		$3,933		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.96%		-	‡
After expense waiver	0.71%	#	0.75%	#	N/A	‡
Net investment income (loss) to average daily net assets	4.53%		3.82%		0.00%	‡
Portfolio turnover rate	162%		566%		N/A

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
+	The Fund commenced operations on December 31, 2004.
‡	Amounts are de minimus due to the short period of operations.

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MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.58	$10.48	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.26 ***	0.18 ***	0.13	***	-
Net realized and unrealized gain (loss) on investments	0.98	0.20	0.43		-

Total income from investment operations	1.24	0.38	0.56		-

Less distributions to shareholders:
From net investment income	(0.26)	(0.22)	(0.08)		-
From net realized gains	(0.11)	(0.06)	-		-

Total distributions	(0.37)	(0.28)	(0.08)		-

Net asset value, end of year	$11.45	$10.58	$10.48		$10.00

Total Return(a)	11.73%	3.63%	5.62%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$94,872	$101,151	$104,995		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%	0.98%	0.98%		-	‡
After expense waiver	0.96% #	0.96% #	0.96%	(b)#	-	‡
Net investment income (loss) to average daily net assets	2.39%	1.68%	1.28%		-	‡
Portfolio turnover rate	85%	211%	129%		N/A

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of year	$11.28	$10.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23 ***	0.17 ***	0.05	***
Net realized and unrealized gain (loss) on investments	2.22	0.54	0.94

Total income from investment operations	2.45	0.71	0.99

Less distributions to shareholders:
From net investment income	(0.19)	(0.13)	(0.05)
From net realized gains	(0.41)	(0.23)	(0.01)

Total distributions	(0.60)	(0.36)	(0.06)

Net asset value, end of year	$13.13	$11.28	$10.93

Total Return(a)	21.82%	6.42%	9.99%	**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$57,853	$29,455	$20,480
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.80%	0.86%	*
After expense waiver	N/A	N/A	0.80%	*#
Net investment income (loss) to average daily net assets	1.84%	1.55%	2.28%	*
Portfolio turnover rate	15%	16%	5%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average share method.
†	For the period October 15, 2004 (commencement of operations) through December 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expense of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

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MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.17	$10.78	$10.03		$7.81		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14 ***	0.14 ***	0.12	***	0.13	***	0.10	***
Net realized and unrealized gain (loss) on investments	2.18	0.64	0.85		2.18		(2.24)

Total income (loss) from investment operations	2.32	0.78	0.97		2.31		(2.14)

Less distributions to shareholders:
From net investment income	(0.14)	(0.13)	(0.11)		(0.09)		(0.05)
From net realized gains	(1.02)	(0.26)	(0.11)		-		-

Total distributions	(1.16)	(0.39)	(0.22)		(0.09)		(0.05)

Net asset value, end of year	$12.33	$11.17	$10.78		$10.03		$7.81

Total Return(a)	20.90%	7.28%	9.65%		29.56%		(21.40)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$298,276	$231,639	$236,583		$133,178		$44,235
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%	0.98%	0.98%		0.99%		1.02%
After expense waiver	N/A	N/A	0.97%	(b)#	0.97%	(b)#	0.95%	(b)#
Net investment income (loss) to average daily net assets	1.18%	1.23%	1.21%		1.44%		1.24%
Portfolio turnover rate	43%	33%	31%		28%		38%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MASSMUTUAL SELECT VALUE EQUITY FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.51	$10.50	$9.57		$7.67		$9.34

Income (loss) from investment operations:
Net investment income (loss)	0.10 ***	0.06 ***	0.09	***	0.10	***	0.09 ***
Net realized and unrealized gain (loss) on investments	1.25	1.02	1.17		1.92		(1.67)

Total income (loss) from investment operations	1.35	1.08	1.26		2.02		(1.58)

Less distributions to shareholders:
From net investment income	(0.10)	(0.06)	(0.10)		(0.12)		(0.09)
From net realized gains	(1.68)	(1.01)	(0.23)		-		-

Total distributions	(1.78)	(1.07)	(0.33)		(0.12)		(0.09)

Net asset value, end of year	$10.08	$10.51	$10.50		$9.57		$7.67

Total Return(a)	13.06%	10.39%	13.16%		26.34%		(16.97)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$12,075	$8,753	$7,461		$6,313		$4,727
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%	1.05%	1.08%		1.04%		1.05%
After expense waiver	N/A	N/A	1.04%	(b)#	1.02%	(b)#	1.04% #
Net investment income (loss) to average daily net assets	0.93%	0.60%	0.94%		1.24%		1.07%
Portfolio turnover rate	177%	94%	161%		66%		105%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  128  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.32		$10.43		$9.37		$7.26		$8.76

Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.07	***	0.06	***	0.06	***	0.04	***
Net realized and unrealized gain (loss) on investments	1.56		0.90		1.06		2.10		(1.50)

Total income (loss) from investment operations	1.63		0.97		1.12		2.16		(1.46)

Less distributions to shareholders:
From net investment income	(0.07)		(0.08)		(0.06)		(0.05)		(0.04)

Net asset value, end of year	$12.88		$11.32		$10.43		$9.37		$7.26

Total Return(a)	14.42%		9.25%		11.94%		29.79%		(16.64)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$397,105		$369,858		$316,841		$207,025		$114,417
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%		1.00%		1.00%		1.00%
After expense waiver	N/A		N/A		1.00%	(b)#	0.99%	(b)#	0.98%	(b)#
Net investment income (loss) to average daily net assets	0.63%		0.69%		0.65%		0.70%		0.53%
Portfolio turnover rate	18%		7%		3%		7%		25%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  129  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$11.50		$11.16		$10.26		$8.11	$10.58

Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.15	***	0.16	***	0.11 ***	0.10 ***
Net realized and unrealized gain (loss) on investments	1.57		0.34		0.89		2.15	(2.48)

Total income (loss) from investment operations	1.76		0.49		1.05		2.26	(2.38)

Less distributions to shareholders:
From net investment income	(0.19)		(0.15)		(0.15)		(0.11)	(0.09)
Tax return of capital	(0.00	)†	-		-		-	-

Total distribution	(0.19)		(0.15)		(0.15)		(0.11)	(0.09)

Net asset value, end of year	$13.07		$11.50		$11.16		$10.26	$8.11

Total Return(a)	15.28%		4.41%		10.25%		27.88%	(22.53)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$337,639		$282,034		$218,755		$176,247	$54,756
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%		0.60%		0.60%		0.60%	0.60%
After expense waiver	0.42%	#	0.50%	#	0.53%	#	N/A	N/A
Net investment income (loss) to average daily net assets	1.56%		1.38%		1.52%		1.21%	1.05%
Portfolio turnover rate	4%		6%		3%		2%	5%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
†	Tax return of capital is less than $0.01 per share.

–  130  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

	Class L
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	***
Net realized and unrealized gain (loss) on investments	0.74

Total income from investment operations	0.77

Less distributions to shareholders:
From net investment income	(0.02)
From net realized gains	(0.02)

Total distributions	(0.04)

Net asset value, end of period	$10.73

Total Return(a)	7.76%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$8,000
Ratio of expenses to average daily net assets:
Before expense waiver	1.42%	*
After expense waiver	1.10%	*#
Net investment income (loss) to average daily net assets	0.43%	*
Portfolio turnover rate	79%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  131  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.10		$8.81		$8.39		$6.76		$9.09

Income (loss) from investment operations:
Net investment income (loss)	0.01	***†	0.00	***†	0.05	***	0.01	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.77		0.29		0.42		1.63		(2.33)

Total income (loss) from investment operations	0.78		0.29		0.47		1.64		(2.33)

Less distributions to shareholders:
From net investment income	(0.01)		-		(0.05)		(0.01)		-

Net asset value, end of year	$9.87		$9.10		$8.81		$8.39		$6.76

Total Return(a)	8.52%		3.32%		5.58%		24.25%		(25.63)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$280,094		$270,082		$301,734		$302,292		$217,427
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%		1.14%		1.13%		1.13%		1.13%
After expense waiver	1.06%	#	N/A		1.13%	(b)#	1.12%	(b)#	1.13%	#
Net investment income (loss) to average daily net assets	0.13%		0.05%		0.54%		0.14%		(0.05)%
Portfolio turnover rate	98%		28%		22%		23%		30%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) is less than $0.01 per share.
†††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  132  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.53		$9.09		$8.52		$6.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.05	)***	0.00	***†††	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.05		1.49		0.57		1.54		(3.00)

Total income (loss) from investment operations	0.02		1.44		0.57		1.53		(3.01)

Less distributions to shareholders:
From net investment income	-		-		(0.00	)†	-		-
From net realized gains	(0.41)		-		-		-		-

Net asset value, end of year	$10.14		$10.53		$9.09		$8.52		$6.99

Total Return(a)	0.17%		15.84%		6.72%		21.89%		(30.10)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,630		$1,032		$9,272		$7,628		$3,883
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.09%		1.12%		1.09%		1.15%
After expense waiver	N/A		1.06%	#	1.00%	(b)#	1.00%	(b)#	0.98%	(b)#
Net investment income (loss) to average daily net assets	(0.30)%		(0.55)%		0.04%		(0.08)%		(0.20)%
Portfolio turnover rate	98%		83%		68%		47%		56%

***	Per share amount calculated on the average shares method.
†	Distributions from net investment income was less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
†††	Net investment income was less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  133  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$8.09		$7.83		$7.49		$6.10		$8.45

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.02	***	0.02	***	(0.00	)***††	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.12		0.26		0.34		1.39		(2.34)

Total income from investment operations	0.15		0.28		0.36		1.39		(2.35)

Less distributions to shareholders:
From net investment income	(0.04)		(0.02)		(0.02)		-		-

Net asset value, end of year	$8.20		$8.09		$7.83		$7.49		$6.10

Total Return(a)	1.80%		3.61%		4.82%		22.79%		(27.81)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$319,548		$291,037		$276,387		$201,623		$99,822
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%		1.01%		1.01%		1.01%
After expense waiver	N/A		N/A		0.99%	(b)#	0.92%	(b)#	0.97%	(b)#
Net investment income (loss) to average daily net assets	0.36%		0.30%		0.29%		(0.05)%		(.17)%
Portfolio turnover rate	114%		92%		181%		260%		224%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income (loss) is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  134  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.56		$5.97		$5.01		$3.82		$5.31

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.05	)***	(0.02	)***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.34)		0.64		0.98		1.20		(1.48)

Total income (loss) from investment operations	(0.39)		0.59		0.96		1.19		(1.49)

Net asset value, end of year	$6.17		$6.56		$5.97		$5.01		$3.82

Total Return(a)	(5.95)%		9.88%		19.16%		31.15%		(28.06)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$192,839		$193,605		$152,518		$76,120		$31,012
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.10%		1.11%		1.12%		1.12%
After expense waiver	1.08%	#	1.02%	#	1.05%	(b)#	1.08%	(b)#	1.09%	(b)#
Net investment income (loss) to average daily net assets	(0.76)%		(0.77)%		(0.42)%		(0.32)%		(0.31)%
Portfolio turnover rate	49%		24%		85%		93%		112%

***	Per share amount calculated on the average shares method.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  135  –

MASSMUTUAL SELECT OTC 100 FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$4.17		$4.13		$3.77		$2.54		$4.10

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.01	)***	0.01	***	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.28		0.05		0.36		1.25		(1.54)

Total income (loss) from investment operations	0.27		0.04		0.37		1.23		(1.56)

Less distributions to shareholders:
From net investment income	-		-		(0.01)		-		-

Net asset value, end of year	$4.44		$4.17		$4.13		$3.77		$2.54

Total Return(a)	6.47%		0.97%		9.82%		48.43%		(38.05)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$9,960		$13,000		$13,101		$15,508		$6,389
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		0.86%		0.87%		0.91%		0.93%
After expense waiver	N/A		N/A		N/A		0.87%	#	0.79%	#
Net investment income (loss) to average daily net assets	(0.26)%		(0.24)%		0.26%		(0.61)%		(0.65)%
Portfolio turnover rate	7%		17%		30%		66%		65%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  136  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$16.91	$17.98	$17.05		$12.00		$13.45

Income (loss) from investment operations:
Net investment income (loss)	0.30 ***	0.05 ***	(0.03	)***	(0.02	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	3.06	0.53	1.99		5.48		(1.34)

Total income (loss) from investment operations	3.36	0.58	1.96		5.46		(1.35)

Less distributions to shareholders:
From net investment income	(0.30)	(0.05)	-		(0.00	)†	-
From net realized gains	(1.63)	(1.60)	(1.03)		(0.41)		(0.10)

Total distributions	(1.93)	(1.65)	(1.03)		(0.41)		(0.10)

Net asset value, end of year	$18.34	$16.91	$17.98		$17.05		$12.00

Total Return(a)	19.94%	3.26%	11.65%		45.49%		(10.00)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$203,635	$180,827	$163,742		$114,730		$39,942
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%	1.05%	1.05%		1.05%		1.05%
After expense waiver	N/A	N/A	1.03%	(b)#	1.04%	(b)#	1.05%	(b)#
Net investment income (loss) to average daily net assets	1.66%	0.26%	(0.16)%		(0.16)%		(0.11)%
Portfolio turnover rate	36%	31%	32%		31%		78%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and distributions from net investment income are less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

–  137  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

	Class L
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	***
Net realized and unrealized gain (loss) on investments	1.39

Total income from investment operations	1.44

Less distributions to shareholders:
From net investment income	(0.01)
From net realized gains	(0.01)

Total distributions	(0.02)

Net asset value, end of period	$11.42

Total Return(a)	14.47%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,628
Ratio of expenses to average daily net assets:
Before expense waiver	1.77%	*
After expense waiver	1.13%	*#
Net investment income (loss) to average daily net assets	1.31%	*
Portfolio turnover rate	7%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  138  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

	Class L
	Period ended 12/31/06†
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.13	***
Net realized and unrealized gain (loss) on investments	0.83

Total income from investment operations	0.96

Less distributions to shareholders:
From net investment income	(0.05)

Net asset value, end of period	$10.91

Total Return(a)	9.61%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,041
Ratio of expenses to average daily net assets:
Before expense waiver	1.47%	*
After expense waiver	1.15%	*#
Net investment income (loss) to average daily net assets	1.69%	*
Portfolio turnover rate	63%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
†	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  139  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.34	$14.31		$11.96		$8.65		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 ***	0.00	***††	0.03	***	0.05	***	0.08	***
Net realized and unrealized gain (loss) on investments	2.08	0.68		2.67		3.31		(1.39)

Total income (loss) from investment operations	2.09	0.68		2.70		3.36		(1.31)

Less distributions to shareholders:
From net investment income	-	-		(0.02)		(0.03)		(0.04)
From net realized gains	(1.00)	(0.65)		(0.33)		(0.02)		-

Total distributions	(1.00)	(0.65)		(0.35)		(0.05)		(0.04)

Net asset value, end of year	$15.43	$14.34		$14.31		$11.96		$8.65

Total Return(a)	14.75%	4.76%		22.68%		38.92%		(13.10)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$163,441	$125,631		$116,485		$37,776		$3,252
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%	1.24%		1.24%		1.26%		1.39%
After expense waiver	N/A	N/A		1.19%	(b)#	1.17%	(b)#	1.11%	(b)#
Net investment income (loss) to average daily net assets	0.07%	0.00%		0.24%		0.45%		0.86%
Portfolio turnover rate	50%	56%		36%		58%		69%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  140  –

MASSMUTUAL SELECT SMALL CAP CORE EQUITY FUND

	Class L
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	***
Net realized and unrealized gain (loss) on investments	0.32

Total income from investment operations	0.36

Less distributions to shareholders:
From net investment income	(0.02)

Net asset value, end of period	$10.34

Total Return(a)	3.56%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,559
Ratio of expenses to average daily net assets:
Before expense waiver	1.74%	*
After expense waiver	1.15%	*#
Net investment income (loss) to average daily net assets	0.57%	*
Portfolio turnover rate	99%	**

*	Annualized.
**	Percentage represents the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  141  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.00		$8.87		$7.73		$5.93		$8.24

Income (loss) from investment operations:
Net investment income (loss)	0.05	***	(0.03	)***	(0.03	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.52		1.16		1.17		1.84		(2.27)

Total income (loss) from investment operations	0.57		1.13		1.14		1.80		(2.31)

Less distributions to shareholders:
From net investment income	(0.04)		-		-		-		-

Net asset value, end of year	$10.53		$10.00		$8.87		$7.73		$5.93

Total Return(a)	5.74%		12.74%		14.75%		30.35%		(28.03)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$33,742		$42,353		$39,546		$35,668		$24,204
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		1.05%		1.06%		1.05%		1.05%
After expense waiver	N/A		N/A		1.02%	(b)#	1.01%	(b)#	1.04%	#
Net investment income (loss) to average daily net assets	0.43%		(0.35)%		(0.44)%		(0.54)%		(0.65)%
Portfolio turnover rate	130%		117%		93%		128%		284%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

–  142  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.34		$13.24		$11.27		$8.17		$10.37

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.06	)***	(0.08	)***	(0.07	)***	(0.07	)***
Net realized and unrealized gain (loss) on investments	1.04		1.77		2.07		3.17		(2.13)

Total income (loss) from investment operations	1.03		1.71		1.99		3.10		(2.20)

Less distributions to shareholders:
From net realized gains	(1.09)		(0.61)		(0.02)		-		-

Net asset value, end of year	$14.28		$14.34		$13.24		$11.27		$8.17

Total Return(a)	7.28%		12.94%		17.70%		37.94%		(21.22)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$531,194		$508,296		$403,972		$225,279		$116,835
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.10%		1.10%		1.10%		1.11%
After expense waiver	N/A		N/A		1.09%	(b)#	1.09%	(b)#	1.09%	(b)#
Net investment income (loss) to average daily net assets	(0.05)%		(0.43)%		(0.65)%		(0.68)%		(0.72)%
Portfolio turnover rate	42%		28%		42%		54%		61%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  143  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$15.97		$14.41		$12.70		$8.83		$11.85

Income (loss) from investment operations:
Net investment income (loss)	(0.09	)***	(0.08	)***	(0.10	)***	(0.09	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	1.55		1.64		1.81		3.96		(2.94)

Total income (loss) from investment operations	1.46		1.56		1.71		3.87		(3.02)

Less distributions to shareholders:
From net realized gains	(1.14)		-		-		-		-

Net asset value, end of year	$16.29		$15.97		$14.41		$12.70		$8.83

Total Return(a)	9.15%		10.83%		13.46%		43.83%		(25.49)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$92,914		$108,840		$90,941		$85,885		$44,419
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.26%		1.26%		1.26%		1.26%
After expense waiver	N/A		N/A		1.23%	(b)#	1.24%	(b)#	1.25%	(b)#
Net investment income (loss) to average daily net assets	(0.55)%		(0.58)%		(0.76)%		(0.86)%		(0.83)%
Portfolio turnover rate	84%		59%		64%		56%		51%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  144  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.81		$10.14		$10.74		$7.01		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.09	)***	(0.09	)***	(0.05	)***	(0.07	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.56		(0.01)		0.19	†	4.32		(2.95)

Total income (loss) from investment operations	1.47		(0.10)		0.14		4.25		(2.99)

Less distributions to shareholders:
From net realized gains	(0.71)		(0.23)		(0.74)		(0.52)		-

Net asset value, end of year	$10.57		$9.81		$10.14		$10.74		$7.01

Total Return(a)	15.28%		(0.88)%		1.97%		60.55%		(29.90)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$31,256		$28,468		$43,008		$35,948		$10,319
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.29%		1.27%		1.33%		1.58%
After expense waiver	N/A		1.26%	#	1.10%	(b)#	1.10%	(b)#	0.92%	(b)#
Net investment income (loss) to average daily net assets	(0.89)%		(0.91)%		(0.54)%		(0.72)%		(0.59)%
Portfolio turnover rate	102%		149%		220%		141%		150%

***	Per share amount calculated on the average shares method.
†	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  145  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$5.99		$5.94		$5.18		$3.55		$6.13

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.05	)***	(0.06	)***	(0.05	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.37		0.10		0.82		1.68		(2.54)

Total income (loss) from investment operations	0.33		0.05		0.76		1.63		(2.58)

Net asset value, end of year	$6.32		$5.99		$5.94		$5.18		$3.55

Total Return(a)	5.51%		0.84%		14.67%		45.92%		(42.09)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$44,933		$63,777		$65,342		$49,424		$20,924
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%		1.21%		1.22%		1.23%		1.21%
After expense waiver	N/A		N/A		N/A		1.20%	#	1.14%	#
Net investment income (loss) to average daily net assets	(0.73)%		(0.84)%		(1.06)%		(1.07)%		(0.98)%
Portfolio turnover rate	288%		124%		176%		198%		175%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  146  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

	Class L
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	0.06

Total income from investment operations	0.07

Less distributions to shareholders:
From net investment income	(0.01)

Net asset value, end of period	$10.06

Total Return(a)	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$101
Ratio of expenses to average daily net assets:
Before expense waiver	8.56%	*
After expense waiver	1.17%	*#
Net investment income (loss) to average daily net assets	1.23%	*
Portfolio turnover rate	0%

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  147  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.00	$10.99	$9.59		$7.35		$8.42

Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.11 ***	0.08	***	0.04	***	0.02	***
Net realized and unrealized gain (loss) on investments	2.80	1.14	1.63		2.23		(1.08)

Total income (loss) from investment operations	3.04	1.25	1.71		2.27		(1.06)

Less distributions to shareholders:
From net investment income	(0.21)	(0.20)	(0.08)		(0.03)		(0.01)
Tax return of capital	-	-	-		-		(0.00	)†
From net realized gains	(0.95)	(1.04)	(0.23)		-		-

Total distributions	(1.16)	(1.24)	(0.31)		(0.03)		(0.01)

Net asset value, end of year	$12.88	$11.00	$10.99		$9.59		$7.35

Total Return(a)	27.66%	11.44%	17.77%		30.68%		(12.44)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$283,387	$210,428	$175,493		$81,542		$19,236
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%	1.37%	1.39%		1.49%		1.88%
After expense waiver	1.28% #	N/A	1.38%	(b)#	1.39%	(b)#	1.37%	(b)#
Net investment income (loss) to average daily net assets	1.90%	0.94%	0.75%		0.44%		0.20%
Portfolio turnover rate	36%	88%	66%		92%		138%

***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  148  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03†
Net asset value, beginning of year	$10.22	$10.34	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.32 ***	0.33 ***	0.34 ***	-
Net realized and unrealized gain (loss) on investments	0.23	(0.01)	0.32	-

Total income from investment operations	0.55	0.32	0.66	-

Less distributions to shareholders:
From net investment income	(0.35)	(0.36)	(0.28)	-
From net realized gains	(0.15)	(0.08)	(0.04)	-

Total distributions	(0.50)	(0.44)	(0.32)	-

Net asset value, end of year	$10.27	$10.22	$10.34	$10.00

Total Return(a)	5.34%	3.15%	6.62%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$94,347	$102,343	$97,859	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.22%	0.22%	0.23%	-	‡
After expense waiver	N/A	N/A	0.23% #	-	‡
Net investment income (loss) to average daily net assets	3.13%	3.19%	3.36%	-	‡
Portfolio turnover rate	27%	15%	33%	N/A

***	Per share amount calculated on the average shares method.
†	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimus due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  149  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.60	$10.56	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.36 ***	0.36 ***	1.25 ***	-
Net realized and unrealized gain (loss) on investments	0.35	0.07	(0.48)	-

Total income from investment operations	0.71	0.43	0.77	-

Less distributions to shareholders:
From net investment income	(0.33)	(0.33)	(0.19)	-
From net realized gains	(0.16)	(0.06)	(0.02)	-

Total distributions	(0.49)	(0.39)	(0.21)	-

Net asset value, end of year	$10.82	$10.60	$10.56	$10.00

Total Return(a)	6.69%	4.03%	7.68%	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$47,387	$35,621	$22,880	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.27%	0.29%	0.88%	-	‡
After expense waiver	0.25% #	0.25% #	0.25% #	-	‡
Net investment income (loss) to average daily net assets	3.35%	3.37%	12.10%	-	‡
Portfolio turnover rate	34%	17%	28%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  150  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.96	$10.77	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25 ***	0.25 ***	0.21 ***	-
Net realized and unrealized gain (loss) on investments	0.60	0.35	0.79	-

Total income from investment operations	0.85	0.60	1.00	-

Less distributions to shareholders:
From net investment income	(0.27)	(0.28)	(0.19)	-
From net realized gains	(0.29)	(0.13)	(0.04)	-

Total distributions	(0.56)	(0.41)	(0.23)	-

Net asset value, end of year	$11.25	$10.96	$10.77	$10.00

Total Return(a)	7.87%	5.50%	10.07%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$273,584	$237,433	$212,094	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.24%	0.25%	0.26%	-	‡
After expense waiver	N/A	N/A	0.25% #	-	‡
Net investment income (loss) to average daily net assets	2.19%	2.31%	1.99%	-	‡
Portfolio turnover rate	32%	23%	19%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

–  151  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.55	$11.13	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15 ***	0.14 ***	0.10 ***	-
Net realized and unrealized gain (loss) on investments	0.98	0.63	1.15	-

Total income from investment operations	1.13	0.77	1.25	-

Less distributions to shareholders:
From net investment income	(0.20)	(0.19)	(0.11)	-
From net realized gains	(0.37)	(0.16)	(0.01)	-

Total distributions	(0.57)	(0.35)	(0.12)	-

Net asset value, end of year	$12.11	$11.55	$11.13	$10.00

Total Return(a)	9.93%	6.92%	12.49%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$211,382	$180,837	$168,132	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%	0.25%	0.26%	-	‡
After expense waiver	N/A	N/A	0.25% #	N/A	‡
Net investment income (loss) to average daily net assets	1.28%	1.26%	0.93%	0.00%	‡
Portfolio turnover rate	34%	17%	10%	N/A

***	Per share amount calculated on the average share method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

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MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class L
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.81	$11.28	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.07 ***	0.04 ***	-
Net realized and unrealized gain (loss) on investments	1.27	0.80	1.33	-

Total income from investment operations	1.35	0.87	1.37	-

Less distributions to shareholders:
From net investment income	(0.15)	(0.13)	(0.07)	-
From net realized gains	(0.56)	(0.21)	(0.02)	-

Total distributions	(0.71)	(0.34)	(0.09)	-

Net asset value, end of year	$12.45	$11.81	$11.28	$10.00

Total Return(a)	11.58%	7.75%	13.63%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$134,968	$107,540	$101,487	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%	0.25%	0.27%	-	‡
After expense waiver	N/A	0.25% #	0.25% #	-	‡
Net investment income (loss) to average daily net assets	0.68%	0.60%	0.41%	-	‡
Portfolio turnover rate	42%	18%	13%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices; and

•	to generate additional investment returns for the Diversified International Fund.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market

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fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Cove Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Bond Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also

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purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds may also enter into stock index futures contracts. These Funds and the Strategic Bond Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

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Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Indexing v. Active Management

Active management involves the Sub-Adviser buying and selling securities based on research and analysis. Unlike Funds that are actively managed, the Indexed Equity Fund and the OTC 100 Fund are “index” funds – they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although the OTC 100 Fund is technically non-diversified for purposes of the 1940 Act – see Non- Diversification Risk on page 98). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500 Index as closely as possible for the Indexed Equity Fund and the NASDAQ 100 Index for the OTC 100 Fund, NTI, the Funds’ Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index or NASDAQ 100 Index, as the case may be, using a process known as “optimization.” Each Fund may not hold every one of the stocks in its target Index. The Funds utilize “optimization,” a statistical sampling technique, in an effort to run an efficient and effective strategy.

Optimization will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser, or in the case of the Destination Retirement Funds, the Fund’s Adviser, except for the Value Equity Fund’s Sub-Adviser, may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. The Value Equity Fund reserves the right to invest for temporary or defensive purposes, without limitation in preferred stock and investment grade debt instruments. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or

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redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Issuer Diversification

The Value Equity Fund, the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company is generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more

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than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.